IVY BOND FUND
                               IVY EMERGING GROWTH FUND
                                   IVY GROWTH FUND
                             IVY GROWTH WITH INCOME FUND

                                      series of

                                       IVY FUND
                        Via Mizner Financial Plaza, Suite 300
                              700 South Federal Highway
                              Boca Raton, Florida 33432

                         STATEMENT OF ADDITIONAL INFORMATION

                                    April 30, 1997


_________________________________________________________________


               Ivy Fund (the "Trust") is an open-end management
investment           company that currently consists of sixteen
fully managed           portfolios, each of which (except for Ivy
Latin America Strategy           Fund and Ivy International Bond
Fund) is diversified.  Each of           Ivy Latin America
Strategy Fund and Ivy International Bond Fund           is a non-
diversified portfolio.  This Statement of Additional
Information ("SAI") describes four of the portfolios, Ivy Bond
      Fund, Ivy Emerging Growth Fund, Ivy Growth Fund and Ivy
Growth           with Income Fund  (the "Funds," each a "Fund").
The other twelve           portfolios of the Trust are described
in separate Statements of           Additional Information.

               This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated
April 30,           1997 (the "Prospectus"), which may be
obtained upon request and           without charge from the Trust
at the Distributor's address and           telephone number
listed below.

                                  INVESTMENT MANAGER

                             Ivy Management, Inc. ("IMI")
                        Via Mizner Financial Plaza, Suite 300
                         700 South Federal Highway
                              Boca Raton, Florida 33432
                              Telephone: (800) 777-6472

                                     DISTRIBUTOR

                           Ivy Mackenzie Distributors, Inc.
                 Via Mizner Financial Plaza, Suite 300
                  700 South Federal Highway
                              Boca Raton, Florida  33432
                              Telephone: (800) 456-5111














                                  TABLE OF CONTENTS

          INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . .
 . . .   5                U.S. GOVERNMENT SECURITIES . . . . . . .
 . . . . . . . .   7                MUNICIPAL SECURITIES . . . . .
 . . . . . . . . . . . . .   8                ADJUSTABLE RATE
PREFERRED STOCKS . . . . . . . . . . . .  10
CONVERTIBLE SECURITIES . . . . . . . . . . . . . . . . .  10
         SMALL COMPANY RISK . . . . . . . . . . . . . . . . . . .
11

          COMMERCIAL PAPER  . . . . . . . . . . . . . . . . . . .
 . . .  12                BANKING INDUSTRY AND SAVINGS AND LOAN
OBLIGATIONS  . . .  12                DEPOSITORY RECEIPTS  . . .
 . . . . . . . . . . . . . . .  12                FOREIGN
SECURITIES . . . . . . . . . . . . . . . . . . .  13
 INVESTING IN EMERGING MARKETS  . . . . . . . . . . . . .  14
          FORWARD FOREIGN CURRENCY CONTRACTS . . . . . . . . . .
 .  16                FOREIGN CURRENCIES . . . . . . . . . . . . .
 . . . . . .  16                BORROWING  . . . . . . . . . . . .
 . . . . . . . . . . .  17                FIRM COMMITMENT
AGREEMENTS AND WHEN-ISSUED SECURITIES  .  17
RESTRICTED AND ILLIQUID SECURITIES . . . . . . . . . . .  18
         REAL ESTATE INVESTMENT TRUSTS (REITS)  . . . . . . . . .
18                OPTIONS TRANSACTIONS . . . . . . . . . . . . .
 . . . . .  19                     GENERAL . . . . . . . . . . . .
 . . . . . . . . . .  19                     WRITING OPTIONS ON
INDIVIDUAL SECURITIES  . . . . .  20
PURCHASING OPTIONS ON INDIVIDUAL SECURITIES . . . .  21
         PURCHASING AND WRITING OPTIONS ON SECURITIES
            INDICES  . . . . . . . . . . . . . . . . . . .  21
                RISKS OF OPTIONS TRANSACTIONS . . . . . . . . . .
 .  22                FUTURES CONTRACTS AND OPTIONS ON FUTURES
CONTRACTS . . .  23                          GENERAL  . . . . . .
 . . . . . . . . . . . . .  23                          INTEREST
RATE FUTURES CONTRACTS  . . . . . . .  25
OPTIONS ON INTEREST RATE FUTURES CONTRACTS . .  26
         FOREIGN CURRENCY FUTURES CONTRACTS AND
           RELATED OPTIONS . . . . . . . . . . . . .  26
               RISKS ASSOCIATED WITH FUTURES AND RELATED
                    OPTIONS . . . . . . . . . . . . . . . . .  27
              SECURITIES INDEX FUTURES CONTRACTS . . . . . . . .
 . . .  29                     RISKS OF SECURITIES INDEX FUTURES .
 . . . . . . . .  29                          COMBINED
TRANSACTIONS  . . . . . . . . . . . .  31
INVESTMENT-GRADE DEBT SECURITIES . . . . . . . . . . . .  31
         LOW-RATED DEBT SECURITIES  . . . . . . . . . . . . . . .
31

          INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . .
 . . .  32

          ADDITIONAL RESTRICTIONS . . . . . . . . . . . . . . . .
 . . .  36

          ADDITIONAL RIGHTS AND PRIVILEGES  . . . . . . . . . . .
 . . .  38                AUTOMATIC INVESTMENT METHOD  . . . . . .
 . . . . . . . .  38                EXCHANGE OF SHARES . . . . . .
 . . . . . . . . . . . . .  39                     INITIAL SALES
CHARGE SHARES . . . . . . . . . . . .  39
CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A  .  39
         CLASS B . . . . . . . . . . . . . . . . . . . . . .  39
                  CLASS C . . . . . . . . . . . . . . . . . . . .
 . .  41                     CLASS I . . . . . . . . . . . . . . .
 . . . . . . .  41                LETTER OF INTENT . . . . . . . .
 . . . . . . . . . . . .  42












               RETIREMENT PLANS . . . . . . . . . . . . . . . . .
 . . .  43                     INDIVIDUAL RETIREMENT ACCOUNTS  . .
 . . . . . . . .  44                     QUALIFIED PLANS . . . . .
 . . . . . . . . . . . . .  45                     DEFERRED
COMPENSATION FOR PUBLIC SCHOOLS AND
CHARITABLE ORGANIZATIONS ("403(B)(7)
ACCOUNT")  . . . . . . . . . . . . . . . . . .  46
    SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS  . . . . .  47
        REINVESTMENT PRIVILEGE . . . . . . . . . . . . . . . . .
47                RIGHTS OF ACCUMULATION . . . . . . . . . . . .
 . . . . .  48                SYSTEMATIC WITHDRAWAL PLAN . . . . .
 . . . . . . . . . .  49

          BROKERAGE ALLOCATION  . . . . . . . . . . . . . . . . .
 . . .  50

          TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . .
 . . .  53                PERSONAL INVESTMENTS BY EMPLOYEES OF IMI
 . . . . . . . .  57

          COMPENSATION TABLE  . . . . . . . . . . . . . . . . . .
 . . .  58

          INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . .
 . . .  60                BUSINESS MANAGEMENT AND INVESTMENT
ADVISORY SERVICES . .  60                DISTRIBUTION SERVICES  .
 . . . . . . . . . . . . . . . .  63                     RULE
18F-3 PLAN . . . . . . . . . . . . . . . . . .  65
    RULE 12B-1 DISTRIBUTION PLANS . . . . . . . . . . .  65
        CUSTODIAN  . . . . . . . . . . . . . . . . . . . . . . .
70                FUND ACCOUNTING SERVICES . . . . . . . . . . .
 . . . . .  70                TRANSFER AGENT AND DIVIDEND PAYING
AGENT . . . . . . . .  71                ADMINISTRATOR  . . . . .
 . . . . . . . . . . . . . . . .  71                AUDITORS . . .
 . . . . . . . . . . . . . . . . . . . . .  72

          CAPITALIZATION AND VOTING RIGHTS  . . . . . . . . . . .
 . . .  72

          NET ASSET VALUE . . . . . . . . . . . . . . . . . . . .
 . . .  75

          PORTFOLIO TURNOVER  . . . . . . . . . . . . . . . . . .
 . . .  77

          REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . .
 . . .  77

          CONVERSION OF CLASS B SHARES  . . . . . . . . . . . . .
 . . .  79

          TAXATION  . . . . . . . . . . . . . . . . . . . . . . .
 . . .  79                OPTIONS, FUTURES AND FOREIGN CURRENCY
FORWARD                     CONTRACTS . . . . . . . . . . . . . .
 . . . . . . .  80                CURRENCY FLUCTUATIONS --
"SECTION 988" GAINS OR LOSSES                        . . . . . .
 . . . . . . . . . . . . . . . . . . .  82
INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES . . .  82
         DEBT SECURITIES ACQUIRED AT A DISCOUNT . . . . . . . . .
83                DISTRIBUTIONS  . . . . . . . . . . . . . . . .
 . . . . .  84                DISPOSITION OF SHARES  . . . . . . .
 . . . . . . . . . .  85                FOREIGN WITHHOLDING TAXES
 . . . . . . . . . . . . . . .  85                BACKUP
WITHHOLDING . . . . . . . . . . . . . . . . . . .  86

          PERFORMANCE INFORMATION . . . . . . . . . . . . . . . .
 . . .  87                     YIELD . . . . . . . . . . . . . . .
 . . . . . . . .  87                     AVERAGE ANNUAL TOTAL
RETURN . . . . . . . . . . . .  88












                    OTHER QUOTATIONS, COMPARISONS AND GENERAL
                    INFORMATION  . . . . . . . . . . . . . . . .
 . 101

          FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . .
 . . . 102

          APPENDIX A
              DESCRIPTION OF STANDARD & POOR'S CORPORATION
("S&P") AND              MOODY'S INVESTORS SERVICE, INC.
("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS . . . . . . . . 103

























































                          INVESTMENT OBJECTIVES AND POLICIES

               Each Fund has its own investment objectives and
policies,           which are set forth below.   The different
types of securities           and investment techniques used by
the Funds involve varying           degrees of risk.

               IVY BOND FUND:  Ivy Bond Fund seeks a high level
of current           income by investing primarily in (i)
investment-grade corporate           bonds (i.e., those rated
Aaa, Aa, A or Baa by Moody's Investors           Services, Inc.
("Moody's") or AAA, AA, A or BBB by Standard &           Poor's
Corporation ("S&P"), or, if unrated, are considered by IMI
  to be of comparable quality) and (ii) U.S. Government
securities           (including mortgage-backed securities issued
by U.S. Government           agencies or instrumentalities) that
mature in more than 13           months. As a fundamental policy,
the Fund normally invests at           least 65% of its total
assets in these fixed income securities.           For temporary
defensive purposes, the Fund may invest without           limit
in U.S. Government securities maturing in 13 months or
less, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. The Fund may also invest
up to           35% of its total assets in such money market
securities in order           to meet redemptions or to maximize
income to the Fund while it is           arranging longer-term
investments.

               The Fund may invest up to 35% of its net assets in
corporate           debt securities, including zero coupon bonds,
rated Ba or below           by Moody's or BB or below by S&P, or,
if unrated, are considered           by IMI to be of comparable
quality (commonly referred to as "high           yield" or "junk"
bonds). The Fund will not invest in debt           securities
rated less than C by either Moody's or S&P.

               The Fund may invest up to 5% of its assets in dividend-paying common and preferred stocks (including
adjustable rate           preferred stocks and securities
convertible into common stocks),           municipal bonds, zero
coupon bonds, and securities sold on a           "when-issued" or
firm commitment basis. As a temporary measure           for
extraordinary or emergency purposes, the Fund may borrow from banks (up to 10% of the value of its total assets). The Fund
may           with approval of the Trust's Board of Trustees (the
"Trustees" or           "Board"), but currently does not intend
to, lend portfolio           securities valued at not more that
30% of the Fund's total           assets.

               The Fund may invest up to 20% of its net assets in
debt           securities of foreign issuers, including non-U.S. dollar-
          denominated debt securities (including American
Depository           Receipts ("ADRs"), Global Depository
Receipts ("GDRs"), American           Depository Shares ("ADSs")
and Global Depository Shares           ("GDSs")), Eurodollar
securities and debt securities issued,           assumed or
guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Fund may also enter into forward foreign currency contracts, but not for speculative purposes. The Fund may not invest more than 10% of the value of its net assets in illiquid securities,
such as           securities subject to legal or contractual
restrictions on resale           ("restricted securities"),
repurchase agreements maturing in more           than seven days
and other securities that are not readily           marketable,
and in any case may not invest more than 5% of its           net
assets in restricted securities.

               The Fund may purchase put and call options,
provided the           premium paid for such options does not
exceed 10% of the Fund's           net assets. The Fund may also
sell covered put options with           respect to up to 50% of
the value of its net assets, and may           write covered call
options so long as not more than 20% of the           Fund's net
assets is subject to being purchased upon the exercise
of the calls. For hedging purposes only, the Fund may engage in transactions in interest rate futures contracts, currency
futures           contracts and options on interest rate futures
and currency           futures contracts.

               IVY EMERGING GROWTH FUND, IVY GROWTH FUND AND IVY
GROWTH           WITH INCOME FUND:  Each Fund's principal
investment objective is           long-term capital growth,
primarily through investment in equity           securities, with
current income being a secondary consideration.            Ivy
Growth with Income Fund has tended to emphasize dividend-
paying stocks more than the other two Funds. Under normal
 conditions, each Fund invests at least 65% of its total assets
in           common stocks and securities convertible into common
stocks.  Ivy           Growth Fund and Ivy Growth with Income
Fund invest primarily in           common stocks of domestic
corporations with low price-earnings           ratios and rising
earnings, focusing on established, financially           secure
firms with capitalizations over $100 million and more than
  three years of operating history.  Ivy Emerging Growth Fund invests primarily in common stocks (or securities with
similar           characteristics) of small and medium-sized
companies, both           domestic and foreign, that are in the
early stages of their life           cycles and that IMI believes
have the potential to become major           enterprises.

               All of the Funds may invest up to 25% of their
assets in           foreign equity securities, primarily those
traded in European,           Pacific Basin and Latin American
markets, some of which may be           emerging markets
involving special risks, as described below.
Individual foreign securities are selected based on value
 indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

               When circumstances warrant, each Fund may invest
without           limit in investment-grade debt securities
(e.g., U.S. Government           securities or other corporate
debt securities rated at least Baa           by Moody's or BBB by
S&P, or, if unrated, are considered by IMI           to be of
comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper,
short-term           notes and repurchase agreements.













               Ivy Growth with Income Fund may invest less than
35% of its           net assets in debt securities rated Ba or
below by Moody's or BB           or below by S&P, or if unrated,
are considered by IMI to be of           comparable quality
(commonly referred to as "high yield" or           "junk" bonds).
Ivy Growth Fund may invest up to 5% of its net           assets
in these low-rated debt securities. Neither Fund will invest in debt securities rated less than C by either Moody's or
        S&P.

               As a fundamental policy, each Fund may borrow up
to 10% of           the value of its total assets, but only for
temporary purposes           where it would be advantageous to do
so from an investment           standpoint.  All of the Funds may
invest up to 5% of their net           assets in warrants.  Each
Fund may not invest more than 10% of           the value of its
net assets in illiquid securities, such as           securities
subject to legal or contractual restrictions on a
resale ("restricted securities"), repurchase agreements maturing in more than seven days and other securities that are not
readily           marketable; and in any case may not invest more
than 5% of its           net assets in restricted securities. All
of the Funds may enter           into forward foreign currency
contracts.  Ivy Growth Fund and Ivy           Growth with Income
Fund each may also invest in equity real           estate
investment trusts.

               Each of the Funds may write put options, with
respect to not           more than 10% of the value of its net
assets, on securities and           stock indices, and may write
covered call options with respect to           not more than 25%
of the value of its net assets.  Each Fund may           purchase
options, provided the aggregate premium paid for all
options held does not exceed 5% of its net assets.  For hedging purposes only, each Fund may enter into stock index
futures           contracts as a means of regulating its exposure
to equity           markets.  A Fund's equivalent exposure in
stock index futures           contracts will not exceed 15% of
its total assets.

                                     RISK FACTORS

          U.S. GOVERNMENT SECURITIES

               U.S. Government securities are obligations of, or
guaranteed           by, the U.S. Government, its agencies or
instrumentalities.            Securities guaranteed by the U.S.
Government include:  (1) direct           obligations of the U.S.
Treasury (such as Treasury bills, notes,           and bonds) and
(2) Federal agency obligations guaranteed as to
principal and interest by the U.S. Treasury (such as GNMA
 certificates, which are mortgage-backed securities).  When such securities are held to maturity, the payment of principal
and           interest is unconditionally guaranteed by the U.S.
Government,           and thus they are of the highest possible
credit quality.  U.S.           Government securities that are
not held to maturity are subject           to variations in
market value due to fluctuations in interest           rates.

                    Mortgage-backed securities are securities representing












          part ownership of a pool of mortgage loans.  For
example, GNMA           certificates are such securities in which
the timely payment of           principal and interest is
guaranteed by the full faith and credit           of the U.S.
Government.  Although the mortgage loans in the pool
will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because
the           mortgages will be subject to principal amortization
and may be           prepaid prior to maturity.  Prepayment rates
vary widely and may           be affected by changes in market
interest rates.  In periods of           falling interest rates,
the rate of prepayment tends to increase,           thereby
shortening the actual average life of the security.
Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of
the           security (and increasing the security's price
volatility).            Accordingly, it is not possible to
predict accurately the average           life of a particular
pool.  Reinvestment of prepayment may occur           at higher
or lower rates than the original yield on the
certificates.  Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-
        backed securities can be less effective than typical
bonds of           similar maturities at "locking in" yields
during periods of           declining interest rates.  Such
securities may appreciate or           decline in market value
during periods of declining or rising           interest rates,
respectively.

               Securities issued by U.S. Government
instrumentalities and           certain federal agencies are
neither direct obligations of nor           guaranteed by the
U.S. Treasury; however, they involve Federal
sponsorship in one way or another.  Some are backed by specific types of collateral, some are supported by the issuer's
right to           borrow from the Treasury, some are supported
by the discretionary           authority of the Treasury to
purchase certain obligations of the           issuer, others are
supported only by the credit of the issuing           government
agency or instrumentality.  These agencies and
instrumentalities include, but are not limited to, Federal Land
       Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home
        Loan Banks, Federal National Mortgage Association,
Federal Home           Loan Mortgage Corporation and Student Loan
Marketing Association.

          MUNICIPAL SECURITIES

               Municipal securities are debt obligations that
generally           have a maturity at the time of issue in
excess of one year and           are issued to obtain funds for
various public purposes.  The two           principal
classifications of municipal bonds are "general
obligation" and "revenue" bonds.  General obligation bonds are secured by the issuer's pledge of its full faith, credit
and           taxing power for the payment of principal and
interest.  Revenue           bonds are payable only from the
revenues derived from a           particular facility or class of
facilities, or, in some cases,           from the proceeds of a
special excise of a specific revenue           source.
Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately-operated facilities and are in most cases
revenue           bonds that generally do not carry the pledge of
the full faith           and credit of the issuer of such bonds,
but depend for payment on           the ability of the industrial
user to meet its obligations (or on           any property
pledged as security).

               The market prices of municipal securities, like
those of           taxable debt securities, go up and down when
interest rates           change.  Thus, the net asset value per
share can be expected to           fluctuate and shareholders may
receive more or less than their           purchase price for
shares they redeem.

          ZERO COUPON BONDS

               A Fund may purchase zero coupon bonds in
accordance with the           Fund's credit quality standards.
Zero coupon bonds are debt           obligations issued without
any requirement for the periodic           payment of interest,
and are issued at a significant discount           from face
value.  The discount approximates the total amount of
interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market
rate           at the time of issuance.  If a Fund holds zero
coupon bonds in           its portfolio, it would recognize
income currently for Federal           income tax purposes in the
amount of the unpaid, accrued interest           and generally
would be required to distribute dividends repre-          senting
such income to shareholders currently, even though the
cash representing such income would not have been received by the
         Fund.  Cash to pay dividends representing unpaid,
accrued           interest may be obtained from, for example,
sales proceeds of           portfolio securities and Fund shares
and from loan proceeds.            However, this may result in a
Fund's having to sell portfolio           securities at a time
when it might otherwise choose not to do so,           and the
Fund might incur a capital loss on such sales.  Because
interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the
value of           such securities is subject to greater
fluctuations in response to           changing interest rates
than the value of debt obligations that           distribute
income regularly.

          REPURCHASE AGREEMENTS

               Repurchase agreements are contracts under which a
Fund buys           a money market instrument and obtains a
simultaneous commitment           from the seller to repurchase
the instrument at a specified time           and at an agreed-
upon yield.  A Fund may not enter into a repur-          chase
agreement with more than seven days to maturity if, as a
result, more than 10% of that Fund's net assets would be invested in illiquid securities, including such repurchase
agreements.              Under guidelines approved by the Board,
a Fund is permitted to           enter into repurchase agreements
only if the repurchase           agreements are at least fully
collateralized with U.S. Government           securities or other
securities that the Fund's investment adviser           has
approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. A Fund will enter into repurchase agreements only with banks and broker-
dealers           deemed to be creditworthy by the Fund's
investment adviser under           guidelines approved by the
Board.  In the unlikely event of           failure of the
executing bank or broker-dealer, a Fund could
experience some delay in obtaining direct ownership of the
  underlying collateral and might incur a loss if the value of
the           security should decline, as well as costs in
disposing of the           security.

          WARRANTS

               A Fund's investments in warrants, valued at the
lower of           cost or market, will not exceed 5% of the
value of its net           assets.  Included within that amount,
but not to exceed 2% of a           Fund's net assets, may be
warrants that are not listed on either           the New York or
the American Stock Exchanges.  Warrants acquired           by a
Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

               The holder of a warrant has the right, until the
warrant           expires,  to purchase a given number of shares
of a particular           issuer at a specified price.  Such
investments can provide a           greater potential for profit
or loss than an equivalent           investment in the underlying
security.  However, prices of           warrants do not
necessarily move in a tandem with the prices of           the
underlying securities, and are, therefore, considered
speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant
held by           a Fund were not exercised by the date of its
expiration, the Fund           would lose the entire purchase
price of the warrant.

          ADJUSTABLE RATE PREFERRED STOCKS

               Adjustable rate preferred stocks have a variable
dividend,           generally determined on a quarterly basis
according to a formula           based upon a specified premium
or discount to the yield on a           particular U.S. Treasury
security rather than a dividend which is           set for the
life of the issue.  Although the dividend rates on
these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate
fluctuations than           are other fixed income securities and
preferred stocks, the           market values of adjustable rate
preferred stocks have fluctuated           and can be expected to
continue to do so in the future.

          CONVERTIBLE SECURITIES

               Because convertible securities can be converted
into equity           securities, their values will normally vary
in some proportion           with those of the underlying equity
securities. Convertible           securities usually provide a
higher yield than the underlying           equity, however, so
that the price decline of a convertible           security may
sometimes be less substantial than that of the underlying equity security.













               A Fund may invest in convertible securities, such
as           corporate bonds, notes, debentures and other
securities that may           be converted into common stock.
Investments in convertible           securities can provide
income through interest and dividend           payments as well
as an opportunity for capital appreciation by           virtue of
their conversion or exchange features.

               The convertible securities in which a Fund may
invest           include preferred stock that may be converted or
exchanged at a           stated or determinable exchange ratio
into underlying shares of           common stock.  The exchange
ratio for any particular convertible           security may be
adjusted from time to time due to stock splits,
dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt
securities and           convertible preferred stocks, until
converted, have general           characteristics similar to both
debt and equity securities.            Although to a lesser
extent than with debt securities generally,           the market
value of convertible securities tends to decline as
interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the
conversion           or exchange feature, the market value of
convertible securities           typically changes as the market
value of the underlying common            stock changes, and,
therefore, also tends to follow movements in           the
general market for equity securities. When the market price
   of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the
value           of the underlying common stock, although
typically not as much as           the price of the underlying
common stock.  While no securities           investments are
without risk, investments in convertible           securities
generally entail less risk than investments in common stock of the same issuer.

               As debt securities, convertible securities are
investments           which provide for a stream of income.  Of
course, like all debt           securities, there can be no
assurance of income or principal           payments because the
issuers of the convertible securities may           default on
their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

               Convertible securities generally are subordinated
to other           similar but non-convertible securities of the
same issuer,           although convertible bonds, as corporate
debt obligations, are           senior in right of payment to all
equity securities, and           convertible preferred stock is
senior to common stock, of the           same issuer.  However,
convertible bonds and convertible           preferred stock
typically have lower coupon rates than similar           non-
convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

          SMALL COMPANY RISK

               Investing in smaller company stocks involves
certain special           considerations and risks that are not
usually associated with












          investing in larger, more established companies.  For
example,           the securities of smaller companies may be
subject to more abrupt           or erratic market movements,
because they tend to be thinly           traded and are subject
to a greater degree to changes in the           issuer's earnings
and prospects.  Small companies also tend to           have
limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

          COMMERCIAL PAPER

               Commercial paper represents short-term unsecured
promissory           notes issued in bearer form by bank holding
companies,           corporations and finance companies.  A Fund
may invest in           commercial paper that is rated Prime-1 by
Moody's or A-1 by S&P           or, if not rated by Moody's or
S&P, is issued by companies having           an outstanding debt
issue rated Aaa or Aa by Moody's or AAA or AA           by S&P.

          BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

               Certificates of deposit are negotiable
certificates issued           against funds deposited in a
commercial bank for a definite           period of time and
earning a specified return.  Bankers'           acceptances are
negotiable drafts or bills of exchange, normally           drawn
by an importer or exporter to pay for specific merchandise,
   which are "accepted" by a bank (meaning, in effect, that the
bank           unconditionally agrees to pay the face value of
the instrument at           maturity).  In addition to investing
in certificates of deposit           and bankers' acceptances, a
Fund may invest in time deposits in           banks or savings
and loan associations.  Time deposits are           generally
similar to certificates of deposit, but are
uncertificated. A Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of
$1           billion, (ii) U.S. banks which do not meet the $1
billion asset           requirement, if the principal amount of
such obligation is fully           insured by the Federal Deposit
Insurance Corporation (the           "FDIC"), (iii) savings and
loan associations which have total           assets in excess of
$1 billion and which are members of the FDIC,           and (iv)
foreign banks if the obligation is, in IMI's opinion, of
an investment quality comparable to other debt securities which may be purchased by the particular Fund.  A Fund's
investments in           certificates of deposit of savings
associations are limited to           obligations of Federal and
state-chartered institutions whose           total assets exceed
$1 billion and whose deposits are insured by           the FDIC.


          DEPOSITORY RECEIPTS

               ADRs, GDRs and similar instruments, the issuance
of which is           typically administered by a U.S. or foreign
bank or trust           company, evidence ownership of underlying
securities issued by a           U.S. or foreign corporation.
Unsponsored programs are organized












          independently and without the cooperation of the issuer
of the           underlying sdecurities.  As a result, available
information           concerning the issuer may not be as current
as for sponsored           depository instruments and their
prices may be more volatile than           if they were sponsored
by the issuers of the underlying           securities.  ADRs are
publicly traded on exchanges or over-the-          counter
("OTC") in the United States.

          FOREIGN SECURITIES

                    A Fund may invest in securities of foreign
issuers,           including non-U.S. dollar-denominated debt
securities, Euro           dollar securities, sponsored and
unsponsored ADRs, ADSs, GDRs           GDSs and debt securities
issued, assumed or guaranteed by foreign           governments or
political subdivisions or instrumentalities           thereof.
Shareholders should consider carefully the substantial
risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to
the           usual risks inherent in the domestic investments.
Although a           Fund intends to invest only in nations that
IMI considers to have           relatively stable and friendly
governments, there is the           possibility of expropriation,
nationalization, repatriation  or           confiscatory
taxation, taxation of income earned in a foreign
country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer
currency from a           given country), default in foreign
government securities,           political or social instability
or diplomatic developments which           could affect
investments in securities of issuers in those           nations.
In addition, in many countries there is less publicly
available information about issuers than is available for U.S.
      companies.   For example, ownership of unsponsored ADRs may
not           entitle the owner to financial or other reports
from the issuer           to which it might otherwise be entitled
as the owner of a           sponsored ADR.  Moreover, foreign
companies are not generally           subject to uniform
accounting, auditing and financial reporting           standards,
and auditing practices and requirements may not be
comparable to those applicable to U.S. companies.  In many
  foreign countries, there is less government supervision and regulation of business and industry practices, stock
exchanges,           brokers, and listed companies than in the
United States.  Foreign           securities transactions may
also be subject to higher brokerage           costs than domestic
securities transactions.  The foreign           securities
markets of many of the countries in which a Fund may
invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.  In
addition, a           Fund may encounter difficulties or be
unable to pursue legal           remedies and obtain judgment in
foreign courts.

                    Foreign stock markets have different
clearance and           settlement procedures and in certain
markets there have been           times when settlements have
been unable to keep pace with the           volume of securities
transactions, making it difficult to conduct           such
transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to
make           intended security purchases due to settlement
problems could           cause that Fund to miss attractive
investment opportunities.            Further, the inability to
dispose of portfolio securities due to           settlement
problems could result either in losses to a Fund
because of subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell
the           security, in possible liability to the purchaser.
Fixed           commissions on some foreign securities exchanges
are generally           higher than negotiated commissions on
U.S. exchanges, although           IMI will endeavor to achieve
the most favorable net results on a           Fund's portfolio
transactions.  It may be more difficult for a           Fund's
agents to keep currently informed about corporate actions
 such as stock dividends or other matters that may affect the prices of portfolio securities.  Communications between the
        United States and foreign countries may be less reliable
than           within the United States, thus increasing the risk
of delayed           settlements of portfolio transactions or
loss of certificates for           portfolio securities.
Moreover, individual foreign economies may           differ
favorably or unfavorably from the United States economy in
  such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency
and           balance of payments position.  IMI seeks to
mitigate the risks to           a Fund associated with the
foregoing considerations through           investment variation
and continuous professional management.

          INVESTING IN EMERGING MARKETS

               Investors should recognize that investing in
certain foreign           securities involves special
considerations, including those set           forth below, that
are not typically associated with investing in           United
States securities and that may affect a Fund's performance
  favorably or unfavorably.  (See "Foreign Securities" under the caption "Risk Factors and Investment Techniques" in the Prospectus.)

               In recent years, many emerging market countries
around the           world have undergone political changes that
have reduced           government's role in economic and personal
affairs and have           stimulated investment and growth.
Historically, there is a strong           direct correlation
between economic growth and stock market           returns.
While this is no guarantee of future performance, IMI
believes that investment opportunities (particularly in the
   energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of
emerging           market countries from which the Fund and its
shareholders will           benefit.

               Investments in companies domiciled in developing
countries           may be subject to potentially higher risks
than investments in           developed countries.  Such risks
include (i) less social,           political and economic
stability; (ii) a small market for           securities and/or a
low or nonexistent volume of trading, which












          result in a lack of liquidity and in greater price
volatility;           (iii) certain national policies that may
restrict a Fund's           investment opportunities, including
restrictions on investment in           issuers or industries
deemed sensitive to national interests;           (iv) foreign
taxation; (v) the absence of developed structures
governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence,
until           relatively recently in certain Eastern European
countries, of a           capital market structure or market-
oriented economy; (vii) the           possibility that recent
favorable economic developments in           Eastern Europe may
be slowed or reversed by unanticipated           political or
social events in such countries; and (viii) the
possibility that currency devaluations could adversely affect the value of a Fund's investments.  Further, many emerging
markets           have experienced and continue to experience
high rates of           inflation.

               Despite the dissolution of the Soviet Union, the
Communist           Party may continue to exercise a significant
role in certain           Eastern European countries.  To the
extent of the Communist           Party's influence, investments
in such countries will involve           risks of
nationalization, expropriation and confiscatory
taxation.  The communist governments of a number of Eastern
   European countries expropriated large amounts of private
property           in the past, in many cases without adequate
compensation, and           there can be no assurance that such
expropriation will not occur           in the future.  In the
event of such expropriation, a Fund could           lose a
substantial portion of any investments it has made in the
 affected countries.  Further, few (if any) accounting standards exist in Eastern European countries.  Finally, even
though           certain Eastern European currencies may be
convertible into U.S.           dollars, the conversion rates may
be artificial in relation to           the actual market values
and may be adverse to a Fund's net asset           value.

               Certain Eastern European countries that do not
have well-          established trading markets are characterized
by an absence of           developed legal structures governing
private and foreign           investments and private property.
In addition, certain countries           require governmental
approval prior to investments by foreign           persons, or
limit the amount of investment by foreign persons in           a
particular company, or limit the investment of foreign persons to only a specific class of securities of a company that
may have           less advantageous terms than securities of the
company available           for purchase by nationals.

               Authoritarian governments in certain Eastern
European           countries may require that a governmental or
quasi-governmental           authority act as custodian of a
Fund's assets invested in such           country.  To the extent
such governmental or quasi-governmental           authorities do
not satisfy the requirements of the Investment           Company
Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to












          be effected through intermediaries.  The risk of loss
through           governmental confiscation may be increased in
such countries.

          FORWARD FOREIGN CURRENCY CONTRACTS

               A forward foreign currency contract (a "forward
contract")           is an obligation to purchase or sell a
specific currency for an           agreed price at a future date
(usually less than a year), and           typically is
individually negotiated and privately traded by
currency traders and their customers.  A forward contract
 generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for commissions, they do
realize a           profit based on the difference between the
price at which they           are buying and selling various
currencies.  Although these           contracts are intended to
minimize the risk of loss due to a           decline in the value
of the hedged currencies, at the same time,           they tend
to limit any potential gain which might result should the value of such currencies increase.

               While a Fund may enter into forward contracts to
reduce           currency exchange risks, changes in currency
exchange rates may           result in poorer overall performance
for a Fund than if it had           not engaged in such
transactions.  Moreover, there may be an           imperfect
correlation between a Fund's portfolio holdings of
securities denominated in a particular currency and forward
   contracts entered into by that Fund.  An imperfect correlation
of           this type may prevent a Fund from achieving the
intended hedge or           expose the Fund to the risk of
currency exchange loss.

               A Fund will not enter into or maintain a net
exposure to a           forward contract where the consummation
of the contract would           obligate the Fund to deliver an
amount of currency that exceeds           the value of the Fund's
portfolio securities or other assets           denominated in
that currency. Further, a Fund generally will not enter into a forward contract with a term greater than one year.

               To the extent required by applicable law, a Fund
will hold           cash or liquid securities in a segregated
account with its           custodian in an amount equal (on a
daily marked-to-market basis)           to the amount of the
commitments under these contracts.  At the           maturity of
a forward contract, a Fund may either accept or make
delivery of the currency specified in the contract, or, prior to maturity, enter into a closing purchase transaction
involving the           purchase or sale of an offsetting
position.  Closing purchase           transactions with respect
to forward contracts are usually           effected with the
currency trader who is a party to the original           forward
contract.

          FOREIGN CURRENCIES

               Investment in foreign securities will usually
involve           currencies of foreign countries.  In addition,
a Fund may           temporarily hold foreign currency deposits
during the completion












          of investment programs and may purchase forward
contracts.            Because of these factors, the value of the
assets of a Fund as           measured in U.S. dollars may be
affected favorably or unfavorably           by changes in foreign
currency exchange rates and exchange           control
regulations, and the Fund may incur costs in connection
with conversions between various currencies.  Although a Fund values the Fund's assets daily in terms of U.S. dollars, a
Fund           does not intend to convert its holdings of foreign
currencies           into U.S. dollars on a daily basis.  A Fund
may do so from time           to time, and investors should be
aware of the costs of currency           conversion.  Although
foreign exchange dealers do not charge a           fee for
conversion, they do realize a profit based on the
difference (the "spread") between the prices at which they are buying and selling various currencies.  Thus, a dealer may
offer           to sell a foreign currency to a Fund at one rate,
while offering           a lesser rate of exchange should the
Fund desire to resell that           currency to the dealer.  A
Fund will conduct its foreign currency           exchange
transactions either on a cash basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

               Because a Fund normally will be invested in both
U.S. and           foreign securities markets, changes in the
Fund's share price may           have a low correlation with
movements in U.S. markets.  A Fund's           share price will
reflect movements of the stock and bond markets           in
which it is invested (both U.S. and foreign), and of the currencies in which its foreign investments are denominated.
     Thus, the strength or weakness of the U.S. dollar against
foreign           currencies accounts for part of a Fund's
investment performance.            U.S. and foreign securities
markets do not always move in step           with each other, and
the total returns from different markets may           vary
significantly.

          BORROWING

               Borrowing may exaggerate the effect on a Fund's
net asset           value of any increase or decrease in the
value of the Fund's           portfolio securities.  Money
borrowed will be subject to interest           costs (which may
include commitment fees and/or the cost of           maintaining
minimum average balances).  Although the principal of           a
Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus
      increasing exposure to capital risk. All borrowings will be repaid before any additional investments are made.

          FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

                    New issues of certain debt securities are
often offered           on a "when-issued basis," meaning the
payment obligation and the           interest rate are fixed at
the time the buyer enters into the           commitment, but
delivery and payment for the securities normally           take
place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date.  A Fund
uses such           investment techniques in order to secure what
is considered to be           an advantageous price and yield to
the Fund and not for purposes           of leveraging the Fund's
assets. In either instance, a Fund will           maintain in a
segregated account with its custodian cash or           liquid
securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

          RESTRICTED AND ILLIQUID SECURITIES

                    An "illiquid security" is an asset that may
not be sold           or disposed of in the ordinary course of
business within seven           days at approximately the value
at which a Fund has valued the           security on its books.
A "restricted security" is a security           that cannot be
offered to the public for sale without first being
registered under the Securities Act of 1933, and is considered to be illiquid until such filing takes place.  Restricted
securities           may be sold only in privately negotiated
transactions or in a           public offering with respect to
which a registration statement is           in effect under the
Securities Act of 1933.  Where a registration           statement
is required, a Fund may be required to bear all or part
of the registration expenses.  Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. There may also be a lapse
of           time between a Fund's decision to sell a restricted
or illiquid           security and the point at which the Fund is
permitted or able to           do so.  If, during such a period,
adverse market conditions were           to develop, a Fund might
obtain a less favorable price than the           price that
prevailed when it decided to sell.  Since it is not
possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be
liquid, a           Fund will monitor each of its investments in
these securities,            focusing on factors such as
valuation, liquidity and availability           of information.
This investment practice could have the effect           of
increasing the level of illiquidity in a Fund to the extent
   that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities. Securities whose proceeds are subject to limitations on repatriation of principal or profits for more than seven days, and those for which market quotations are not readily
available,           may be deemed illiquid for these
purposes.

          REAL ESTATE INVESTMENT TRUSTS (REITS)

               A Fund may invest in equity real estate investment
trusts           ("REITs").  A REIT is a corporation, trust or
association that           invests in real estate mortgages or
equities for the benefit of           its investors.  REITs are
dependent upon management skill, may           not be diversified
and are subject to the risks of financing           projects.
Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as
amended (the           "Code") and to maintain exemption from the
1940 Act.  By           investing in REITs indirectly through a
fund, a shareholder will           bear not only his or her
proportionate share of the expenses of           the Fund, but
also, indirectly, similar expenses of the REITs.


          OPTIONS TRANSACTIONS

               OPTIONS, IN GENERAL.  A Fund may engage in
transactions in           options on securities and stock indices
in accordance with the           Fund's stated investment
objective and policies.  A Fund may also           purchase put
options on securities and may purchase and sell           (write)
put and call options on stock indices.  Options on
securities and stock indices purchased or written by a Fund will be limited to options traded on national securities
exchanges,           boards of trade or similar entities, or in
the OTC markets.

               A call option is a short-term contract (having a
duration of           less than one year) pursuant to which the
purchaser, in return           for the premium paid, has the
right to buy the security           underlying the option at the
specified exercise price at any time           during the term of
the option.  The writer of the call option,           who
receives the premium, has the obligation, upon exercise of
  the option, to deliver the underlying security against payment
of           the exercise price.  A put option is a similar
contract pursuant           to which the purchaser, in return for
the premium paid, has the           right to sell the security
underlying the option at the specified           exercise price
at any time during the term of the option.  The           writer
of the put option, who receives the premium, has the
obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things,
the           relationship of the exercise price to the market
price and           volatility of the underlying security, the
time remaining to           expiration of the option, supply and
demand, and interest rates.

               If the writer of an option wishes to terminate the obligation, the writer may effect a "closing purchase transaction."  This is accomplished by buying an option of
the           same series as the option previously written.  The
effect of the           purchase is that the writer's position
will be cancelled by the           Options Clearing Corporation.
However, a writer may not effect a           closing purchase
transaction after it has been notified of the           exercise
of an option.  Likewise, an investor who is the holder
of an option may liquidate his or her position by effecting a
     "closing sale transaction."  This is accomplished by selling
an           option of the same series as the option previously
purchased.            There is no guarantee that either a closing
purchase or a closing           sale transaction can be effected
at any particular time or at any           acceptable price.  If
any call or put option is not exercised or           sold, it
will become worthless on its expiration date.

               A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously
written by           the Fund if the premium, plus commission
costs, paid by the Fund           to purchase the call or the put
is less (or greater) than the           premium, less commission
costs, received by the Fund on the sale           of the call or
the put.  A gain also will be realized if a call           or a
put that a Fund has written lapses unexercised, because the
   Fund would retain the premium.  Any such gains (or losses) are considered short-term capital gains (or losses) for
Federal           income tax purposes.  Net short-term capital
gains, when           distributed by a Fund, are taxable as
ordinary income.  See           "Taxation."

               A Fund will realize a gain (or a loss) on a
closing sale           transaction with respect to a call or a
put previously purchased           by the Fund if the premium,
less commission costs, received by           the Fund on the sale
of the call or the put is greater (or less)           than the
premium, plus commission costs, paid by the Fund to
purchase the call or the put.  If a put or a call expires
 unexercised, it will become worthless on the expiration date,
and           a Fund will realize a loss in the amount of the
premium paid,           plus commission costs.  Any such gain or
loss will be long-term           or short-term gain or loss,
depending upon a Fund's holding           period for the option.

               Exchange-traded options generally have
standardized terms           and are issued by a regulated
clearing organization (such as the           Options Clearing
Corporation), which, in effect, guarantees the
completion of every exchange-traded option transaction.  In
   contrast, the terms of OTC options are negotiated by a Fund
and           its counterparty (usually a securities dealer or a
financial           institution) with no clearing organization
guarantee.  When a           Fund purchases an OTC option, it
relies on the party from whom it           has purchased the
option (the "counterparty") to make delivery of           the
instrument underlying the option.  If the counterparty fails to do so, a Fund will lose any premium paid for the option,
as           well as any expected benefit of the transaction.
Accordingly,           IMI will assess the creditworthiness of
each counterparty to           determine the likelihood that the
terms of the OTC option will be           satisfied.

               WRITING OPTIONS ON INDIVIDUAL SECURITIES.  A Fund
may write           (sell) covered call options on the Fund's
securities in an           attempt to realize a greater current
return than would be           realized on the securities alone.
A Fund may also write covered           call options to hedge a
possible stock or bond market decline           (only to the
extent of the premium paid to the Fund for the
options).  In view of the investment objectives of a Fund, the
      Fund generally would write call options only in
circumstances           where the investment adviser to the Fund
does not anticipate           significant appreciation of the
underlying security in the near           future or has otherwise
determined to dispose of the security.

               A Fund may write covered call options as described
in the           Fund's Prospectus.  A "covered" call option
means generally that












          so long as the Fund is obligated as the writer of a
call option,           the Fund will (i) own the underlying
securities subject to the           option, or (ii) have the
right to acquire the underlying           securities through
immediate conversion or exchange of           convertible
preferred stocks or convertible debt securities owned
by the Fund.  Although a Fund receives premium income from these activities, any appreciation realized on an underlying
security           will be limited by the terms of the call
option.  A Fund may           purchase call options on individual
securities only to effect a           "closing purchase
transaction."

               As the writer of a call option, a Fund receives a
premium           for undertaking the obligation to sell the
underlying security at           a fixed price during the option
period, if the option is           exercised.  So long as a Fund
remains obligated as a writer of a           call option, it
forgoes the opportunity to profit from increases           in the
market price of the underlying security above the exercise
  price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the
value of           the underlying security decline).

               PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.  A
Fund may           purchase a put option on an underlying
security owned by the Fund           as a defensive technique in
order to protect against an           anticipated decline in the
value of the security.  A Fund, as the           holder of the
put option, may sell the underlying security at the
exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market
price of the           underlying security must decline
sufficiently below the exercise           price to cover the
premium and transaction costs that a Fund must           pay.
These costs will reduce any profit a Fund might have
realized had it sold the underlying security instead of buying the put option.  The premium paid for the put option would
reduce           any capital gain otherwise available for
distribution when the           security is eventually sold.  The
purchase of put options will           not be used by a Fund for
leverage purposes.

               A Fund may also purchase a put option on an
underlying           security that it owns and at the same time
write a call option on           the same security with the same
exercise price and expiration           date.  Depending on
whether the underlying security appreciates           or
depreciates in value, a Fund would sell the underlying
security for the exercise price either upon exercise of the call option written by it or by exercising the put option held
by it.            A Fund would enter into such transactions in
order to profit from           the difference between the premium
received by the Fund for the           writing of the call option
and the premium paid by the Fund for           the purchase of
the put option, thereby increasing the Fund's           current
return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

               PURCHASING AND WRITING OPTIONS ON SECURITIES
INDICES.  A           Fund may purchase and sell (write) put and
call options on












          securities indices.  An index assigns relative values
to the           securities included in the index and the index
fluctuates with           changes in the market values of the
securities so included.            Options on indices are similar
to options on individual           securities, except that,
rather than giving the purchaser the           right to take
delivery of an individual security at a specified
price, they give the purchaser the right to receive cash.  The amount of cash is equal to the difference between the
closing           price of the index and the exercise price of
the option,           expressed in dollars, times a specified
multiple (the           "multiplier").  The writer of the option
is obligated, in return           for the premium received, to
make delivery of this amount.

               The multiplier for an index option performs a
function           similar to the unit of trading for a stock
option.  It determines           the total dollar value per
contract of each point in the           difference between the
exercise price of an option and the           current level of
the underlying index.  A multiplier of 100 means           that a
one-point difference will yield $100. Options on different indices have different multipliers.

               When a Fund writes a call or put option on a stock
index,           the option is "covered", in the case of a call,
or "secured", in           the case of a put, if the Fund
maintains in a segregated account           with the Custodian
cash or liquid securities equal to the           contract value.
A call option is also covered if a Fund holds a           call on
the same index as the call written where the exercise
price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the
exercise price           of the call written, provided that the
Fund maintains in a           segregated account with the
Custodian the difference in cash or           liquid securities.
A put option is also "secured" if a Fund           holds a put on
the same index as the put written where the           exercise
price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

               RISKS OF OPTIONS TRANSACTIONS.  The purchase and
writing of           options involves certain risks.  During the
option period, the           covered call writer has, in return
for the premium on the option,           given up the opportunity
to profit from a price increase in the           underlying
securities above the exercise price, but, as long as
its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.
The           writer of an option has no control over the time
when it may be           required to fulfill its obligation as a
writer of the option.            Once an option writer has
received an exercise notice, it cannot           effect a closing
purchase transaction in order to terminate its
obligation under the option and must deliver the underlying
   securities (or cash in the case of an index option) at the exercise price.  If a put or call option purchased by a Fund
is           not sold when it has remaining value, and if the
market price of












          the underlying security (or index), in the case of a
put, remains           equal to or greater than the exercise
price or, in the case of a           call, remains less than or
equal to the exercise price, a Fund           will lose its
entire investment in the option.  Also, where a put           or
call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move
more or           less than the price of the related security (or
securities).  In           this regard, there are differences
between the securities and           options markets that could
result in an imperfect correlation           between these
markets, causing a given transaction not to achieve           its
objective.

               There can be no assurance that a liquid market
will exist           when a Fund seeks to close out an option
position.  Furthermore,           if trading restrictions or
suspensions are imposed on the options           markets, a Fund
may be unable to close out a position.  Finally,
trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or
         sellers, or the options exchange could suspend trading
after the           price has risen or fallen more than the
maximum amount specified           by the exchange.  Closing
transactions can be made for OTC           options only by
negotiating directly with the counterparty or by           a
transaction in the secondary market, if any such market exists.
        There is no assurance that a Fund will be able to close
out an           OTC option position at a favorable price prior
to its expiration.            In the event of insolvency of the
counterparty, a Fund might be           unable to close out an
OTC option position at any time prior to           its
expiration.  Although a Fund may be able to offset to some
  extent any adverse effects of being unable to liquidate an
option           position, the Fund may experience losses in some
cases as a           result of such inability.

               A Fund's options activities also may have an
impact upon the           level of its portfolio turnover and
brokerage commissions.  See           "Portfolio Turnover."

               A Fund's success in using options techniques
depends, among           other things, on IMI's ability to
predict accurately the           direction and volatility of
price movements in the options and           securities markets,
and to select the proper type, time and           duration of
options.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

               GENERAL.  A Fund may enter into futures contracts
and           options on futures contracts for hedging purposes.
A futures           contract provides for the future sale by one
party and purchase           by another party of a specified
quantity of a commodity at a           specified price and time.
When a purchase or sale of a futures           contract is made
by a Fund, the Fund is required to deposit with           its
custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin").
         The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified
during the           term of the contract.  The initial margin is
in the nature of a           performance bond or good faith
deposit on the futures contract           which is returned to
the Fund upon termination of the contract,           assuming all
contractual obligations have been satisfied.  A           futures
contract held by the Fund is valued daily at the official
 settlement price of the exchange on which it is traded.  Each
day           the Fund pays or receives cash, called "variation
margin," equal           to the daily change in value of the
futures contract.   This           process is known as "marking
to market."  Variation margin does           not represent a
borrowing or loan by a Fund but is instead a           settlement
between the Fund and the broker of the amount one           would
owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

               A Fund is also required to deposit and maintain
margin with           respect to put and call options on futures
contracts written by           it.  Such margin deposits will
vary depending on the nature of           the underlying futures
contract (and the related initial margin           requirements),
the current market value of the option, and other futures positions held by a Fund.

               Although some futures contracts call for making or
taking           delivery of the underlying securities, generally
these           obligations are closed out prior to delivery of
offsetting           purchases or sales of matching futures
contracts (same exchange,           underlying security or index,
and delivery month).  If an           offsetting purchase price
is less than the original sale price, a           Fund generally
realizes a capital gain, or if it is more, the           Fund
generally realizes a capital loss.  Conversely, if an
offsetting sale price is more than the original purchase price, a
         Fund generally realizes a capital gain, or if it is
less, the           Fund generally realizes a capital loss.  The
transaction costs           must also be included in these
calculations.

               When purchasing a futures contract, a Fund will
maintain           with its Custodian (and mark-to-market on a
daily basis) cash,           U.S. Government securities, or other
high grade debt securities           that, when added to the
amounts deposited with a futures           commission merchant
("FCM") as margin, are equal to the market           value of the
futures contract.  Alternatively, a Fund may "cover"
its position by purchasing a put option on the same futures
   contract with a strike price as high as or higher than the
price           of the contract held by the Fund.

               When selling a futures contact, a Fund will
maintain with           its custodian in a segregated account
(and mark-to-market on a           daily basis) cash or liquid
securities that, when added to the           amounts deposited
with an FCM as margin, are equal to the market           value of
the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is
based), or by           holding a call option permitting the Fund
to purchase the same           futures contract at a price no
higher than the price of the           contract written by that
Fund (or at a higher price if the           difference is
maintained in liquid assets with the Fund's           custodian).


               When selling a call option on a futures contract,
a Fund           will maintain with its custodian in a segregated
account (and           mark-to-market on a daily basis) cash or
liquid securities that,           when added to the amounts
deposited with an FCM as margin, equal           the total market
value of the futures contract underlying the           call
option.  Alternatively, a Fund may cover its position by
entering into a long position in the same futures contract at a price no higher than the strike price of the call option,
by           owning the instruments underlying the futures
contract, or by           holding a separate call option
permitting the Fund to purchase           the same futures
contract at a price not higher than the strike           price of
the call option sold by that Fund.

               When selling a put option on a futures contract, a
Fund will           maintain with its custodian (and mark-to-
market on a daily basis)           cash, U.S. Government
securities, or other highly liquid debt           securities that
equal the purchase price of the futures contract           less
any margin on deposit.  Alternatively, a Fund may cover the
   position either by entering into a short position in the same futures contract, or by owning a separate put option
permitting           it to sell the same futures contract so long
as the strike price           of the purchased put option is the
same or higher than the strike           price of the put option
sold by the Fund.

               The requirements for qualification as a regulated
investment           company also may limit the extent to which a
Fund may enter into           futures and futures options.

               INTEREST RATE FUTURES CONTRACTS.  A Fund may
engage in           interest rate futures contracts transactions
for hedging purposes           only.  An interest rate futures
contract is an agreement between           parties to buy or sell
a specified debt security at a set price           on a future
date.  The financial instruments that underlie           interest
rate futures contracts include long-term U.S. Treasury
bonds, U.S. Treasury notes, GNMA certificates, and three-month
      U.S. Treasury bills.  In the case of futures contracts
traded on           U.S. exchanges, the exchange itself or an
affiliated clearing           corporation assumes the opposite
side of each transaction (i.e.,           as buyer or seller).  A
futures contract may be satisfied or           closed out by
delivery or purchase, as the case may be in the           cash
financial instrument or by payment of the change in the cash value of the index.  Frequently, using futures to effect a particular strategy instead of using the underlying or
related           security will result in lower transaction costs
being incurred.

               A Fund may sell interest rate futures contracts in
order to           hedge its portfolio securities whose value may
be sensitive to












          changes in interest rates.  In addition, a Fund could
purchase           and sell these futures contracts in order to
hedge its holdings           in certain common stocks (such as
utilities, banks and savings           and loans) whose value may
be sensitive to changes in interest           rates.  A Fund
could sell interest rate futures contracts in
anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might
        otherwise result. When a Fund is not fully invested in securities, it could purchase interest rate futures in
order to           gain rapid market exposure that may in part or
entirely offset           increases in the cost of securities
that it intends to purchase.            As such purchases are
made, an equivalent amount of interest rate           futures
contracts will be terminated by offsetting sales. In a substantial majority of these transactions, a Fund would purchase such securities upon termination of the futures position
whether           the futures position results from the purchase
of an interest           rate futures contract or the purchase of
a call option on an           interest rate futures contract, but
under unusual market           conditions, a futures position may
be terminated without the           corresponding purchase of
securities.

               OPTIONS ON INTEREST RATE FUTURES CONTRACTS.  For
hedging           purposes, a Fund may also purchase and write
put and call options           on interest rate futures contracts
which are traded on a U.S.           exchange or board of trade
and sell or purchase such options to           terminate an
existing position.  Options on interest rate futures
give the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in an interest
rate           futures contract at a specified exercise price at
a time during           the period of the option.

               Transactions in options on interest rate futures
would           enable a Fund to hedge against the possibility
that fluctuations           in interest rates and other factors
may result in a general           decline in prices of debt
securities owned by the Fund.  Assuming           that any
decline in the securities being hedged is accomplished
by a rise in interest rates, the purchase of put options and sale of call options on the futures contracts may generate
gains which           can partially offset any decline in the
value of the particular           Fund's portfolio securities
which have been hedged.  However, if           after a Fund
purchases or sells an option on a futures contract,           the
value of the securities being hedged moves in the opposite
  direction from that contemplated, the Fund may experience
losses           in the form of premiums on such options which
would partially           offset gains the Fund would have.

               FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED
OPTIONS.  A           Fund may engage in foreign currency futures
contracts and related           options transactions for hedging
purposes.  A foreign currency           futures contract provides
for the future sale by one party and           purchase by
another party of a specified quantity of a foreign currency at a specified price and time.

               An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to
assume a           long position (call) or short position (put)
in a futures           contract at a specified exercise price at
any time during the           period of the option.  Upon the
exercise of a call option, the           holder acquires a long
position in the futures contract and the           writer is
assigned the opposite short position. In the case of a put option, the opposite is true.

               A Fund may purchase call and put options on
foreign           currencies as a hedge against changes in the
value of the U.S.           dollar (or another currency) in
relation to a foreign currency in           which portfolio
securities of the Fund may be denominated.  A           call
option  on a foreign currency gives the buyer the right to
  buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period
of           time.  A Fund may invest in options on foreign
currency which are           either listed on a domestic
securities exchange or traded on a           recognized foreign
exchange.

               In those situations where foreign currency options
may not           be readily purchased (or where such options may
be deemed           illiquid) in the currency in which the hedge
is desired, the           hedge may be obtained by purchasing an
option on a "surrogate"           currency, i.e., a currency
where there is tangible evidence of a           direct
correlation in the trading value of the two currencies.  A
  surrogate currency's exchange rate movements parallel that of
the           primary currency.  Surrogate currencies are used to
hedge an           illiquid currency risk, when no liquid hedge
instruments exist in           world currency markets for the
primary currency.

               A Fund will only enter into futures contracts and
futures           options which are standardized and traded on a
U.S. or foreign           exchange, board of trade, or similar
entity or quoted on an           automated quotation system.  A
Fund will not enter into a futures           contract or purchase
an option thereon if, immediately           thereafter, the
aggregate initial margin deposits for futures           contracts
held by the Fund plus premiums paid by it for open
futures option positions, less the amount by which any such
   positions are "in-the-money," would exceed 5% of the
liquidation           value of that Fund's portfolio (or the
Fund's net asset value),           after taking into account
unrealized profits and unrealized           losses on any such
contracts the Fund has entered into.  A call           option is
"in-the-money" if the value of the futures contract
that is the subject of the option exceeds the exercise price.  A put option is "in the money" if the exercise price
exceeds the           value of the futures contract that is the
subject of the option.            For additional information
about margin deposits required with           respect to futures
contracts and options thereon, see "Futures           Contracts
and Options on Futures Contracts."

               RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS.
There           are several risks associated with the use of
futures contracts           and futures options as hedging
techniques.  A purchase or sale of           a futures contract
may result in losses in excess of the amount












          invested in the futures contract.  There can be no
guarantee that           there will be a correlation between
price movements in the           hedging vehicle and in a Fund's
portfolio securities being           hedged.  In addition, there
are significant differences between           the securities and
futures markets that could result in an           imperfect
correlation between the markets, causing a given hedge
not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options
on           securities, including technical influences in
futures trading and           futures options, and differences
between the financial           instruments being hedged and the
instruments underlying the           standard contracts available
for trading in such respects as           interest rate levels,
maturities, and creditworthiness of           issuers.  A
decision as to whether, when and how to hedge           involves
the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

               Futures exchanges may limit the amount of
fluctuation           permitted in certain futures contract
prices during a single           trading day.  The daily limit
establishes the maximum amount that           the price of a
futures contract may vary either up or down from           the
previous day's settlement price at the end of the current
 trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be
made           on that day at a price beyond that limit.  The
daily limit           governs only price movements during a
particular trading day and           therefore does not limit
potential losses because the limit may           work to prevent
the liquidation of unfavorable positions.  For           example,
futures prices have occasionally moved to the daily
limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions
and           subjecting some holders of futures contracts to
substantial           losses.

               There can be no assurance that a liquid market
will exist at           a time when a Fund seeks to close out a
futures or a futures           option position, and the Fund
would remain obligated to meet           margin requirements
until the position is closed.  In addition,           there can
be no assurance that an active secondary market will continue to exist.

               Currency futures contracts and options thereon may
be traded           on foreign exchanges.  Such transactions may
not be regulated as           effectively as similar transactions
in the United States; may not           involve a clearing
mechanism and related guarantees; and are           subject to
the risk of governmental actions affecting trading in,
or the prices of, foreign securities.  The value of such position also could be adversely affected by (i) other complex
foreign           political, legal and economic factors, (ii)
lesser availability           than in the United States of data
on which to make trading           decisions, (iii) delays in a
Fund's ability to act upon economic           events occurring in
foreign markets during non business hours in












          the United States, (iv) the imposition of different
exercise and           settlement terms and procedures and margin
requirements than in           the United States, and (v) lesser
trading volume.

          SECURITIES INDEX FUTURES CONTRACTS

               A Fund may enter into securities index futures
contracts as           an efficient means of regulating the
Fund's exposure to the           equity markets.  A Fund will not
engage in transactions in           futures contracts for
speculation but only as a hedge against           changes
resulting from market conditions in the values of
securities held in the Fund's portfolio or which it intends to purchase.  An index futures contract is a contract to buy
or sell           units of an index at a specified future date at
a price agreed           upon when the contract is made.
Entering into a contract to buy           units of an index is
commonly referred to as purchasing a           contract or
holding a long position in the index.  Entering into           a
contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  The value
of a           unit is the current value of the stock index.  For
example, the           S&P 500 Index is composed of 500 selected
common stocks, most of           which are listed on the New York
Stock Exchange (the "Exchange").            The S&P 500 Index
assigns relative weightings to the 500 common           stocks
included in the Index, and the Index fluctuates with
changes in the market values of the shares of those common
  stocks.  In the case of the S&P 500 Index, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500
Index were           $150, one contract would be worth $75,000
(500 units x $150).            The index futures contract
specifies that no delivery of the           actual securities
making up the index will take place.  Instead,
settlement in cash must occur upon the termination of the
 contract, with the settlement being the difference between the contract price and the actual level of the stock index at
the           expiration of the contract.  For example, if a Fund
enters into a           futures contract to buy 500 units of the
S&P 500 Index at a           specified future date at a contract
price of $150 and the S&P 500           Index is at $154 on that
future date, a Fund will gain $2,000           (500 units x gain
of $4).  If a Fund enters into a futures           contract to
sell 500 units of the stock index at a specified           future
date at a contract price of $150 and the S&P 500 Index is
 at $154 on that future date, the Fund will lose $2,000 (500
units           x loss of $4).

               RISKS OF SECURITIES INDEX FUTURES.  A Fund's
success in           using hedging techniques depends, among
other things, on IMI's           ability to predict correctly the
direction and volatility of           price movements in the
futures and options markets as well as in           the
securities markets and to select the proper type, time and
  duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

               A Fund's ability to hedge effectively all or a
portion of           its securities through transactions in index
futures (and












          therefore the extent of its gain or loss on such
transactions)           depends on the degree to which price
movements in the underlying           index correlate with price
movements in the Fund's securities.            Insofar as such
securities do not duplicate the components of an           index,
the correlation probably will not be perfect.
Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as
the           hedging instrument.  This risk will increase as the
composition           of a Fund's portfolio diverges from the
composition of the           hedging instrument.

               Although a Fund intends to establish positions in
these           instruments only when there appears to be an
active market, there           is no assurance that a liquid
market will exist at a time when           the Fund seeks to
close a particular option or futures position.            Trading
could be interrupted, for example, because of supply and
demand imbalances arising from a lack of either buyers or
 sellers.  In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the
maximum amount           specified by the exchange.  In some
cases, a Fund may experience           losses as a result of its
inability to close out a position, and           it may have to
liquidate other investments to meet its cash           needs.

               Although some index futures contracts call for
making or           taking delivery of the underlying securities,
generally these           obligations are closed out prior to
delivery by offsetting           purchases or sales of matching
futures contracts (same exchange,           underlying security
or index, and delivery month).  If an           offsetting
purchase price is less than the original sale price, a
Fund generally realizes a capital gain, or if it is more, the
     Fund generally realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase
price, a           Fund generally realizes a capital gain, or if
it is less, the           Fund generally realizes a capital loss.
The transaction costs           must also be included in these
calculations.

               A Fund will only enter into index futures
contracts or           futures options that are standardized and
traded on a U.S. or           foreign exchange or board of trade,
or similar entity, or quoted           on an automated quotation
system.  A Fund will use futures           contracts and related
options only for "bona fide hedging"           purposes, as such
term is defined in applicable regulations of           the CFTC.

               When purchasing an index futures contract, a Fund
will           maintain with its custodian in a segregated
account (and mark-to-          market on a daily basis) cash or
liquid securities that, when           added to the amounts
deposited with a futures commission merchant           ("FCM") as
margin, are equal to the market value of the futures
contract.  Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the
contract           held by a Fund.












               When selling an index futures contract, a Fund
will maintain           with its custodian in a segregated
account (and mark-to-market on           a daily basis) cash or
liquid securities that, when added to the           amounts
deposited with an FCM as margin, are equal to the market
value of the instruments underlying the contract.  Alternatively, a Fund may "cover" its position by owning the
instruments           underlying the contract (or, in the case of
an index futures           contract, a portfolio with a
volatility substantially similar to           that of the index
on which the futures contract is based), or by           holding
a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the
    difference is maintained in liquid assets with the Fund's custodian).

               COMBINED TRANSACTIONS.  A Fund may enter into
multiple           transactions, including multiple options
transactions, multiple           futures transactions, multiple
currency transactions (including           forward currency
contracts) and multiple interest rate           transactions and
some combination of futures, options, currency           and
interest rate transactions ("component" transactions),
instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best
interests           of a Fund to do so.  A combined transaction
will usually contain           elements of risk that are present
in each of its component           transactions.  Although
combined transactions are normally           entered into based
on IMI's judgment that the combined strategies           will
reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

          INVESTMENT-GRADE DEBT SECURITIES

               Bonds rated Aaa by Moody's and AAA by S&P are
judged to be           of the best quality (i.e., capacity to pay
interest and repay           principal is extremely strong).
Bonds rated Aa/AA are considered           to be of high quality
(i.e., capacity to pay interest and repay           principal is
very strong and differs from the highest rated           issues
only to a small degree).  Bonds rated A are viewed as
having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse
effects of           changes in circumstances and economic
conditions than debt in           higher rated categories.  Bonds
rated Baa/BBB (considered by           Moody's to be "medium
grade" obligations) are considered to have           an adequate
capacity to pay interest and repay principal, but
certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some
speculative           characteristics).  A Fund may invest in
debt securities that are           given an investment-grade
rating by Moody's or S&P, and may also           invest in
unrated debt securities that are considered by IMI to be of comparable quality.

          LOW-RATED DEBT SECURITIES












               Ivy Bond Fund, Ivy Growth Fund and Ivy Growth with
Income           Fund may invest in corporate debt securities
rated Ba or lower by           Moody's, or BB or lower by S&P.  A
Fund will not, however, invest           in securities that, at
the time of investment, are rated lower           than C by
either Moody's or S&P.  Securities rated lower than Baa
or BBB (and comparable unrated securities) are commonly referred to as "high yield" or "junk" bonds and are considered to
be           predominantly speculative with respect to the
issuer's continuing           ability to meet principal and
interest payments.  The lower the           ratings of corporate
debt securities, the more their risks render           them like
equity securities. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

               While IMI may refer to ratings issued by
established credit           rating agencies, it is not IMI's
policy to rely exclusively on           such ratings, but rather
to supplement such ratings with its own           independent and
ongoing review of credit quality.  A Fund's           achievement
of its investment objective may, to the extent of its
investment in low-rated debt securities, be more dependent upon
       IMI's credit analysis than would be the case if the Funds
were           investing in higher quality bonds.  Should the
rating of a           portfolio security be downgraded, IMI will
determine whether it           is in the relevant Fund's best
interest to retain or dispose of           the security.
However, should any individual bond held by a Fund           be
downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

                    The secondary market on which low-rated debt
securities           are traded may be less liquid than the
market for higher grade           bonds.  Less liquidity in the
secondary trading market could           adversely affect the
price at which a Fund could sell a low-rated           debt
security, and cause large fluctuations in the daily net
asset value of the Fund's shares.  Adverse publicity and investor perceptions, whether or not based on fundamental
analysis, may           decrease the value and liquidity of low-
rated debt securities,           especially in a thinly traded
market.  When secondary markets for           high yield
securities become relatively less liquid, it may be
more difficult to value the securities, requiring additional research and elements of judgment.  Prices for low-rated debt securities may be affected by legislative and regulatory developments. (For example, Federal rules require
savings and           loan institutions to reduce gradually their
holdings of this type           of security).

                               INVESTMENT RESTRICTIONS

               A Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies,"
and the           investment restrictions set forth below are
fundamental policies           of the Fund and may not be changed
with respect to that Fund           without the approval of a
majority (as defined in the 1940 Act)           of the
outstanding voting shares of that Fund. Under these restrictions, each of Ivy Emerging Growth Fund, Ivy Growth Fund and Ivy Growth with Income Fund may not:

                  (i)    purchase or sell real estate or
commodities and                          commodity contracts;

                 (ii)    purchase securities on margin;

                (iii)    sell securities short;

                 (iv)    participate in an underwriting or
selling group in                          connection with the
public distribution of                          securities except
for its own capital stock;

                  (v)    purchase from or sell to any of its
officers or                          trustees, or firms of which
any of them are                          members or which they
control, any securities                          (other than
capital stock of the Fund), but such
persons or firms may act as brokers for the Fund
       for customary commissions to the extent permitted by the Investment Company Act of 1940;

                 (vi)    make an investment in securities of
companies in                          any one industry (except
obligations of domestic                          banks or the
U.S. Government, its agencies,
authorities, or instrumentalities) if such
 investment would cause investments in such
  industry to exceed 25% of the market value of the
          Fund's total assets at the time of such
        investment;

                (vii)    issue senior securities, except as
appropriate to                          evidence indebtedness
which it is permitted to                          incur, and
except to the extent that shares of the
separate classes or series of the Trust may be
     deemed to be senior securities; provided that
         collateral arrangements with respect to currency-
                related contracts, futures contracts, options or
                       other permitted investments, including
deposits of                          initial and variation
margin, are not considered                          to be the
issuance of senior securities for
purposes of this restriction;

               (viii)    lend any funds or other assets, except
that this                          restriction shall not prohibit
(a) the entry into                          repurchase agreement
or (b) the purchase of                          publicly
distributed bonds, debentures and other
securities of a similar type, or privately placed
        municipal or corporate bonds, debentures and other
                 securities of a type customarily purchased by
                     institutional investors or publicly traded
in the                          securities markets;

                 (ix)    borrow money, except for temporary
purposes where                          investment transactions
might advantageously












                         require it.  Any such loan may not be
for a period                          in excess of 60 days, and
the aggregate amount of                          all outstanding
loans may not at any time exceed                          10% of
the value of the total assets of the Fund at the time any such loan is made.

               Under the 1940 Act, a Fund is permitted, subject
to each           Fund's investment restrictions, to borrow money
only from banks.            The Trust has no current intention of
borrowing amounts in excess           of 5% of each the Fund's
assets.  Each of Ivy Emerging Growth           Fund, Ivy Growth
Fund and Ivy Growth with Income Fund will           continue to
interpret fundamental investment restriction (i)           above
to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including
REITs.

          Further, as a matter of fundamental policy, each of Ivy
Growth           Fund and Ivy Growth with Income Fund may not:

                  (i)    invest more than 5% of the value of its
total                          assets in the securities of any
one issuer (except                          obligations of
domestic banks or the U.S.                          Government,
its agencies, authorities and
instrumentalities);

                 (ii)    purchase the securities of any other
open-end                          investment company, except as
part of a plan of                          merger or
consolidation; or

                (iii)    hold more than 10% of the voting
securities of any                          one issuer (except
obligations of domestic banks                          or the
U.S. Government, its agencies, authorities and instrumentalities).

          Further, as a matter of fundamental policy, each of Ivy
Bond Fund           and Ivy Emerging Growth Fund may not:

                  (i)    purchase securities of any one issuer
(except U.S.                          Government securities) if
as a result more than 5%                          of the Fund's
total assets would be invested in                          such
issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of
               the value of the Fund's total assets may be
                 invested without regard to these limitations.

          Further, as a matter of fundamental policy, Ivy Bond
Fund may           not:

                  (i)    Make investments in securities for the
purpose of                          exercising control over or
management of the                          issuer;













                 (ii)    Borrow amounts in excess of 10% of its
total                          assets, taken at the lower of cost
or market                          value, and then only from
banks as a temporary                          measure for
extraordinary or emergency purposes.

                (iii)    Purchase the securities of issuers
conducting                          their principal business
activities in the same                          industry if
immediately after such purchase the
value of the Fund's investments in such industry
       would exceed 25% of the value of the total assets of the Fund;

                 (iv)    Act as an underwriter of securities;

                  (v)    Issue senior securities, except insofar
as the                          Fund may be deemed to have issued
a senior                          security in connection with any
repurchase                          agreement or any permitted
borrowing.

                 (vi)    Invest in real estate, real estate
mortgage loans,                          commodities, commodity
futures contracts or                          interests in oil,
gas and/or mineral exploration                          or
development programs, although a Fund may purchase and sell (a) securities which are secured by real estate, (b) securities of issuers which
               invest or deal in real estate, and (c) futures
                    contracts as described in a Fund's
Prospectus;

                (vii)    Participate on a joint or a joint and
several                          basis in any trading account in
securities.  The                          "bunching" of orders of
the Fund--or of the Fund                          and of other
accounts under the investment                          management
of the persons rendering investment
advice to the Fund--for the sale or purchase of
      portfolio securities shall not be considered
         participation in a joint securities trading account;

               (viii)    Purchase securities on margin, except
such short-                         term credits as are necessary
for the clearance of                          transactions.  The
deposit or payment by a Fund of                          initial
or variation margin in connection with
futures contracts or related options transactions
        is not considered the purchase of a security on margin;

                 (ix)    Make loans, except that this restriction
shall not                          prohibit (a) the purchase and
holding of a portion                          of an issue of
publicly distributed debt                          securities,
(b) the lending of portfolio                          securities
(provided that the loan is secured
continuously by collateral consisting of U.S.
    Government securities or cash or cash equivalents maintained on daily marked-to-market basis in an amount at least equal to the current
market value                          of the securities loaned),
or (c) entry into                          repurchase agreements
with banks or broker-                         dealers;

                  (x)    Mortgage, pledge, hypothecate or in any
manner                          transfer, as security for
indebtedness, any                          securities owned or
held by the Fund (except as                          may be
necessary in connection with permitted
borrowings and then not in excess of 20% of the
      Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and
                  options on future contracts; or

                 (xi)    Make short sales of securities or
maintain a short                          position.

                               ADDITIONAL RESTRICTIONS

               Unless otherwise indicated, each Fund has adopted
the           following additional restrictions, which are not
fundamental and           which may be changed without
shareholder approval, to the extent           permitted by
applicable law, regulation or regulatory policy.            Under
these restrictions, each Fund may not:

                 (i)     purchase any security if, as a result,
the Fund                          would then have more than 5% of
its total assets                          (taken at current
value) invested in securities of
companies (including predecessors) less than three years old.

          Further, as a matter of non-fundamental policy, each of
Ivy           Emerging Growth Fund, Ivy Growth Fund and Ivy
Growth with Income           Fund may not:

                  (i)    invest in oil, gas or other mineral
leases or                          exploration or development
programs;

                 (ii)    engage in the purchase and sale of puts,
calls,                          straddles or spreads (except to
the extent                          described in the Prospectus
and in this SAI);

                (iii)    invest in companies for the purpose of
exercising                          control of management; or

                 (iv)    invest more than 5% of its total assets
in                          warrants, valued at the lower of cost
or market,                          or more than 2% of its total
assets in warrants,                          so valued, which are
not listed on either the New                          York or
American Stock Exchanges.

          Further, as a matter of non-fundamental policy, each of Ivy Bond












          Fund, Ivy Emerging Growth Fund and Ivy Growth with
Income Fund           may not:

                  (i)    purchase or retain securities of any
company if                          officers and Trustees of the
Trust and officers                          and directors of Ivy
Management, Inc. (the                          Manager, with
respect to Ivy Bond Fund), MIMI or
Mackenzie Financial Corporation who individually
       own more than 1/2 of 1% of the securities of that
               company together own beneficially more than 5% of
                       such securities.

          Further, as a matter of non-fundamental policy, each of
Ivy           Growth Fund and Ivy Growth with Income Fund may
not:

                  (i)    invest more than 5% of the value of its
total                          assets in the securities of
issuers which are not                          readily
marketable.

          Further, as a matter of non-fundamental policy, each of
Ivy Bond           Fund and Ivy Emerging Growth Fund may not:

                  (i)    invest more than 10% of its net assets
taken at                          market value at the time of
investment in                          "illiquid securities."
Illiquid securities may                          include
securities subject to legal or contractual
 restrictions on resale (including private
 placements), repurchase agreements maturing in
      more than seven days, certain options traded over
              the counter that the Fund has purchased,
             securities being used to cover certain options
                  that a fund has written, securities for which
                      market quotations are not readily
available, or                          other securities which
legally or in IMI's                          opinion, subject to
the Board's supervision, may                          be deemed
illiquid, but shall not include any
instrument that, due to the existence of a trading
         market, to the Fund's compliance with certain
             conditions intended to provide liquidity, or to
                   other factors, is liquid.

          Further, as a matter of non-fundamental policy, Ivy
Emerging           Growth Fund may not:

                  (i)    purchase securities of other investment
companies,                          except in connection with a
merger, consolidation                          or sale of assets,
and except that it may purchase                          shares
of other investment companies subject to such restrictions as may be imposed by the 1940
      Act and rules thereunder or by any state in which its shares are registered.

          Further, as a matter of non-fundamental policy, Ivy
Bond Fund may           not:












                  (i)    purchase or sell real estate limited
partnership                          interests; or

                 (ii)    purchase or sell interests in oil, gas
or mineral                          leases (other than securities
of companies that                          invest in or sponsor
such programs).

               Whenever an investment objective, policy or
restriction set           forth in the Prospectus or this SAI
states a maximum percentage           of assets that may be
invested in any security or other asset or           describes a
policy regarding quality standards, such percentage
limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into.
         Accordingly, if a percentage limitation is adhered to at
the time           of investment, a later increase or decrease in
the percentage           which results from circumstances not
involving any affirmative           action by a Fund, such as a
change in market conditions or a           change in the Fund's
asset level or other circumstances beyond           that Fund's
control, will not be considered a violation.

                           ADDITIONAL RIGHTS AND PRIVILEGES

               The Trust offers, and (except as noted below)
bears the cost           of providing, to investors the following
rights and privileges.            The Trust reserves the right to
amend or terminate any one or           more of these rights and
privileges.  Notice of amendments to or           terminations of
rights and privileges will be provided to           shareholders
in accordance with applicable law.

                    Certain of the rights and privileges
described below           refer to funds, other than the Funds,
whose shares are also           distributed by Ivy Mackenzie
Distributors, Inc. ("IMDI").  These           funds are:  Ivy
Canada Fund, Ivy China Region Fund, Ivy Global           Fund,
Ivy International Fund, Ivy Latin America Strategy Fund,
Ivy New Century Fund, Ivy International Bond Fund, Ivy Global
     Science & Technology Fund, Ivy Global Natural Resources
Fund, Ivy           Asia Pacific Fund, Ivy International Small
Companies Fund, Ivy           International Fund II (expected
effective date of May 13, 1997),           Ivy Pan-Europe Fund
(expected effective date of May 13, 1997) and           Ivy Money
Market Fund (the other fourteen series of the Trust);
and Mackenzie California Municipal Fund, Mackenzie Limited Term
       Municipal Fund, Mackenzie National Municipal Fund and
Mackenzie           New York Municipal Fund (the four series of
Mackenzie Series           Trust) (collectively, with the Funds,
the "Ivy Mackenzie Funds").            Shareholders should obtain
a current prospectus before exercising           any right or
privilege that may relate to these funds.




















          AUTOMATIC INVESTMENT METHOD

                    The Automatic Investment Method, which
enables a Fund           shareholder to have specified amounts
automatically drawn each           month from his or her bank for
investment in Fund shares, is           available for Class A,
Class B and Class C shares, is available           for all
classes of shares, except Class I.  The minimum initial
and subsequent investment under this method is $50 per month,
     (except in the case of a tax qualified retirement plan for
which           the minimum initial and subsequent investment is
$25 per month).            A shareholder may terminate the
Automatic Investment Method at           any time upon delivery
to Ivy Mackenzie Services Corp. ("IMSC")           of telephone
instructions or written notice.  See "Automatic
Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

          EXCHANGE OF SHARES

               As described in the Prospectus, shareholders of
each Fund           have an exchange privilege with certain other
Ivy Mackenzie Funds           (except Ivy International Fund
unless you have an existing Ivy           International Fund
account).  Before effecting an exchange,           shareholders
of each Fund should obtain and read the currently effective prospectus for the Ivy or Mackenzie Fund into which the exchange is to be made.

               INITIAL SALES CHARGE SHARES.  Class A shareholders
may           exchange their Class A shares ("outstanding Class A
shares") for           Class A shares of another Ivy or Mackenzie
Fund ("new Class A           Shares") on the basis of the
relative net asset value per Class A           share, plus an
amount equal to the difference, if any, between           the
sales charge previously paid on the outstanding Class A
shares and the sales charge payable at the time of the exchange on the new Class A shares.  (The additional sales charge
will be           waived for Class A shares that have been
invested for a period of           12 months or longer.)  Class A
shareholders may also exchange           their shares for shares
of Ivy Money Market Fund (no initial           sales charge will
be assessed at the time of such an exchange).

               CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A:
Class A           shareholders may exchange their Class A shares
that are subject           to a contingent deferred sales charge
("CDSC"), as described in           the Prospectus ("outstanding
Class A shares"), for Class A shares           of another Ivy or
Mackenzie Fund ("new Class A shares") on the           basis of
the relative net asset value per Class A share, without
the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period
following an           exchange if such period is longer than the
CDSC period, if any,           applicable to the new Class A
shares.

               For purposes of computing the CDSC that may be
payable upon           the redemption of the new Class A shares,
the holding period of












          the outstanding Class A shares is "tacked" onto the
holding           period of the new Class A shares.

               CLASS B:  Class B shareholders may exchange their
Class B           shares ("outstanding Class B shares") for Class
B shares of           another Ivy or Mackenzie Fund ("new Class B
shares") on the basis           of the relative net asset value
per Class B share, without the           payment of any CDSC that
would otherwise be due upon the           redemption of the
outstanding Class B shares.  Class B           shareholders of a
Fund exercising the exchange privilege will           continue to
be subject to that Fund's CDSC schedule (or period)
following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable
to the           new Class B shares.

               Class B shares of a Fund acquired through an
exchange of           Class B shares of another Ivy or Mackenzie
Fund will be subject           to that Fund's CDSC schedule (or
period) if such schedule is           higher (or such period is
longer) than the CDSC schedule (or           period) applicable
to the Ivy or Mackenzie Fund from which the           exchange
was made.

               For purposes of both the conversion feature and
computing           the CDSC that may be payable upon the
redemption of the new           Class B shares (prior to
conversion), the holding period of the           outstanding
Class B shares is "tacked" onto the holding period of the new Class B shares.

               The following CDSC table ("Table 1") applies to
Class B           shares of Ivy Global Fund, Ivy Growth Fund, Ivy
Growth with           Income Fund, Ivy Emerging Growth Fund, Ivy
International Fund,           Ivy China Region Fund, Ivy Latin
America Strategy Fund, Ivy New           Century Fund, Ivy
International Bond Fund, Ivy Bond Fund, Ivy           Canada
Fund, Ivy Global Science& Technology Fund, Ivy Global
Natural Resources Fund,Ivy Asia Pacific Fund, Ivy International
       Small Companies Fund, Ivy International Fund II (expected
        effective date of May 13, 1997), Ivy Pan-Europe Fund
(expected           effective date of May 13, 1997), Mackenzie
California Municipal           Fund, Mackenzie National Municipal
Fund, and Mackenzie New York           Municipal Fund ("Table 1
Funds"):

                                             CONTINGENT DEFERRED
SALES                                              CHARGE AS A
PERCENTAGE OF                                              DOLLAR
AMOUNT SUBJECT TO                YEAR SINCE PURCHASE
CHARGE

               First                                   5%
               Second                                  4%
               Third                                   3%
               Fourth                                  3%
               Fifth                                   2%
               Sixth                                   1%
               Seventh and thereafter                  0%













               The following CDSC table ("Table 2") applies to
Class B           shares of Mackenzie Limited Term Municipal Fund
("Table 2           Funds"):

                                             CONTINGENT DEFERRED
SALES                                              CHARGE AS A
PERCENTAGE OF                                              DOLLAR
AMOUNT SUBJECT TO                YEAR SINCE PURCHASE
CHARGE

               First                                   3%
               Second                                  2.5%
        Third                                   2%
               Fourth                                  1.5%
        Fifth                                   1%
               Sixth and thereafter                    0%

               The CDSC schedule for Table 1 Funds is higher (and
the           period is longer) than the CDSC schedule (and
period) for Table 2           Funds.

               If a shareholder exchanges Class B shares of a
Table 1 Fund           for Class B shares of a Table 2 Fund,
Table 1 will continue to           apply to the Class B shares
following the exchange.  For example,           an investor may
decide to exchange Class B shares of a Table 1           Fund
("outstanding Class B shares") for Class B shares of a Table
    2 Fund ("new Class B shares") after having held the
outstanding           Class B shares for two years.  The 4% CDSC
that generally would           apply to a redemption of
outstanding Class B shares held for two           years would not
be deducted at the time of the exchange.  If,           three
years later, the investor redeems the new Class B shares, a
   2% CDSC will be assessed upon the redemption because by
"tacking"           the two year holding period of the
outstanding Class B shares           onto the three year holding
period of the new Class B shares, the           investor will be
deemed to have held the new Class B shares for           five
years.

               If a shareholder exchanges Class B shares of a
Table 2 Fund           for Class B shares of a Table 1 Fund,
Table 1 will apply to the           Class B shares following the
exchange.  For example, an investor           may decide to
exchange Class B shares of a Table 2 Fund           ("outstanding
Class B shares") for Class B shares of a Table 1           Fund
("new Class B shares") after having held the outstanding
Class B shares for two years.  The 2.5% CDSC that generally would apply to a redemption of outstanding Class B shares held
for two           years would not be deducted at the time of the
exchange.  If,           three years later, the investor redeems
the new Class B shares, a           2% CDSC will be assessed upon
the redemption because by "tacking"           the two year
holding period of the outstanding Class B shares           onto
the three year holding period of the new Class B shares, the investor will be deemed to have held the new Class B shares
for           five years.

               CLASS C.  Class C shareholders may exchange their
Class C           shares ("outstanding Class C shares") for Class
C shares of












          another Ivy or Mackenzie Fund ("new Class C shares") on
the basis           of the relative net asset value per Class C
share, without the           payment of any CDSC that would
otherwise be due upon redemption.            (Class C shares are
subject to a CDSC of 1% if redeemed within           one year of
the date of purchase.)

               CLASS I.  Class I shareholders may exchange their
Class I           shares for Class I shares of another Ivy Fund
on the basis of the           relative net asset value per Class
I share.

               ALL CLASSES:   The minimum amount which may be
exchanged           into an Ivy Mackenzie Fund in which shares
are not already held           is $1,000 ($5,000,000 in the case
of Class I of Ivy Bond Fund,           Ivy Global Science &
Technology Fund, Ivy International Fund, Ivy
International Fund II (expected effective date of May 13, 1997)
       and Ivy International Small Companies Fund (generally
referred to           herein as the "Class I Funds")).  No
exchange out of a Fund           (other than by a complete
exchange of all Fund shares) may be           made if it would
reduce the shareholder's interest in that Fund           to less
than $1,000 ($5,000,000 in the case of Class I shares of the Class I Funds.)

               Each exchange will be made on the basis of the
relative net           asset values per share of each fund of the
Ivy Mackenzie Funds           next computed following receipt by
IMSC of telephone instructions           by IMSC or a properly
executed request.  Exchanges, whether           written or
telephonic, must be received by IMSC by the close of
regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive
the price           next determined following receipt of the
request.  The exchange           privilege may be modified or
terminated at any time, upon at           least 60 days' notice
to the extent required by applicable law.            See
"Redemptions."

               An exchange of shares between any of the Ivy
Mackenzie Funds            will result in a taxable gain or loss.
Generally, this will be a           capital gain or loss (long-
term or short-term, depending on the           holding period of
the shares) in the amount of the difference           between the
net asset value of the shares surrendered and the
shareholder's tax basis for those shares.  However, in certain circumstances, shareholders will be ineligible to take
sales           charges into account in computing taxable gain or
loss on an           exchange.  See "Taxation."

               With limited exceptions, gain realized by a tax-
deferred           retirement plan will not be taxable to the
plan and will not be           taxed to the participant until
distribution.  Each investor           should consult his or her
tax adviser regarding the tax           consequences of an
exchange transaction.
















          LETTER OF INTENT

               Reduced sales charges apply to initial investments
in           Class A shares of each Fund made pursuant to a non-
binding Letter           of Intent.  A Letter of Intent may be
submitted by an individual,           his or her spouse and
children under the age of 21, or a trustee           or other
fiduciary of a single trust estate or single fiduciary
account.  See the Account Application in the Prospectus.  Any
     investor may submit a Letter of Intent stating that he or
she           will invest, over a period of 13 months, at least
$50,000           ($100,000 for Ivy Bond Fund) in Class A shares
of a Fund.  A           Letter of Intent may be submitted at the
time of an initial           purchase of Class A shares of a Fund
or within 90 days of the           initial purchase, in which
case the Letter of Intent will be back           dated.  A
shareholder may include, as an accumulation credit, the
value (at the applicable offering price) of all Class A shares of
         Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income
Fund,           Ivy Emerging Growth Fund, Ivy International Fund,
Ivy           International Bond Fund, Ivy Bond Fund, Ivy Global
Science &           Technology Fund, Ivy Global Natural Resources
Fund, Ivy           International Small Companies Fund, Ivy Asia
Pacific Fund, Ivy           International Fund II (expected
effective date of May 13, 1997),           Ivy Pan-Europe Fund
(expected effective date of May 13, 1997),           Ivy Latin
America Strategy Fund, Ivy China Region Fund, Ivy New
Century Fund, Mackenzie National Municipal Fund, Mackenzie
  Limited Term Municipal Fund, Mackenzie California Municipal
Fund           and Mackenzie New York Municipal Fund (and shares
that have been           exchanged into Ivy Money Market Fund
from any of the other funds           in the Ivy Mackenzie Funds)
held of record by him or her as of           the date of his or
her Letter of Intent.  During the term of the           Letter of
Intent, the Transfer Agent will hold Class A shares
representing 5% of the indicated amount (less any accumulation credit value) in escrow.  The escrowed Class A shares will
be           released when the full indicated amount has been
purchased.  If           the full indicated amount is not
purchased during the term of the           Letter of Intent, the
investor is required to pay IMDI an amount           equal to the
difference between the dollar amount of sales charge
that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such
purchases           had been made at a single time.  Such payment
will be made by an           automatic liquidation of Class A
shares in the escrow account.  A           Letter of Intent does
not obligate the investor to buy or the           Trust to sell
the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

          RETIREMENT PLANS

               Shares may be purchased in connection with several
types of           tax-deferred retirement plans.  Shares of more
than one fund           distributed by IMDI may be purchased in a
single application           establishing a single plan account,
and shares held in such an           account may be exchanged
among the funds in the Ivy Mackenzie           Funds in
accordance with the terms of the applicable plan and the












          exchange privilege available to all shareholders.
Initial and           subsequent purchase payments in connection
with tax-deferred           retirement plans must be at least $25
per participant.

               The following fees will be charged to individual
shareholder           accounts as described in the retirement
prototype plan document:

               Retirement Plan New Account Fee           no fee
            Retirement Plan Annual Maintenance Fee    $10.00 per
account

          For shareholders whose retirement accounts are
diversified across           several funds of the Ivy Mackenzie
Funds, the annual maintenance           fee will be limited to
not more than $20.

               The following discussion describes the tax
treatment of           certain tax-deferred retirement plans
under current Federal           income tax law.  State income tax
consequences may vary.  An           individual considering the
establishment of a retirement plan           should consult with
an attorney and/or an accountant with respect           to the
terms and tax aspects of the plan.

               INDIVIDUAL RETIREMENT ACCOUNTS:  Shares of the
Trust may be           used as a funding medium for an Individual
Retirement Account           ("IRA").  Eligible individuals may
establish an IRA by adopting a           model custodial account
available from IMSC, who may impose a           charge for
establishing the account. Individuals should consult their tax advisers before investing IRA assets in a Fund (which primarily distributes exempt-interest dividends).

               An individual who has not reached age 70-1/2 and
who           receives compensation or earned income is eligible
to contribute           to an IRA, whether or not he or she is an
active participant in a           retirement plan.  An individual
who receives a distribution from           another IRA, a
qualified retirement plan, a qualified annuity           plan or
a tax-sheltered annuity or custodial account ("403(b)
plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution
either           directly or within 60 days after its receipt.
Tax advice should           be obtained in connection with
planning a rollover contribution           to an IRA.

               In general, an eligible individual may contribute
up to the           lesser of $2,000 or 100% of his or her
compensation or earned           income to an IRA each year.  If
a husband and wife are both           employed, and both are
under age 70-1/2, each may set up his or           her own IRA
within these limits.  If both earn at least $2,000           per
year, the maximum potential contribution is $4,000 per year
   for both.  For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned
income of           the spouses is at least $4,000, a
contribution of up to $2,000           may be made to each
spouse's IRA.  For years before 1997,           however, if one
spouse has (or elects to be treated as having) no earned income for IRA purposes for a year, the working spouse may contribute up to the lesser of $2,250 or 100% of his or her compensation or earned income for the year to IRAs for
both           spouses, provided that no more than $2,000 is
contributed to the           IRA of one spouse.  Rollover
contributions are not subject to           these limits.

               An individual may deduct his or her annual
contributions to           an IRA in computing his or her Federal
income tax within the           limits described above, provided
he or she (or his or her spouse,           if they file a joint
Federal income tax return) is not an active           participant
in a qualified retirement plan (such as a qualified
corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity
plan,           403(b) plan, simplified employee pension, or
governmental plan.            If he or she (or his or her spouse)
is an active participant, a           full deduction is only
available if he or she has adjusted gross           income that
is less than a specified level ($40,000 for married
couples filing a joint return, $25,000 for single individuals, and $0 for a married individual filing a separate return).
The           deduction is phased out ratably for active
participants with           adjusted gross income between certain
levels ($40,000 and $50,000           for married individuals
filing a joint return, $25,000 and           $35,000 for single
individuals, and $0 and $10,000 for married           individuals
filing separate returns). Individuals who are active participants with income above the specified phase-out level may not deduct their IRA contributions.  Rollover
contributions are           not includible in income for Federal
income tax purposes and           therefore are not deductible
from it.

               Generally, earnings on an IRA are not subject to
current           Federal income tax until distributed.
Distributions attributable           to tax-deductible
contributions and to IRA earnings are taxed as           ordinary
income.  Distributions of non-deductible contributions
are not subject to Federal income tax.  In general, distributions from an IRA to an individual before he or she reaches
age 59-1/2           are subject to a nondeductible penalty tax
equal to 10% of the           taxable amount of the distribution.
The 10% penalty tax does not           apply to amounts withdrawn
from an IRA after the individual           reaches age 59-1/2,
becomes disabled or dies, or if withdrawn in           the form
of substantially equal payments over the life or life
expectancy of the individual and his or her designated benefi-
     ciary, if any, or rolled over into another IRA, or, for
years           after 1996, amounts withdrawn and used to pay for
deductible           medical expenses and amounts withdrawn by
certain unemployed           individuals not in excess of amounts
paid for certain health           insurance premiums.
Distributions must begin to be withdrawn not           later than
April 1 of the calendar year following the calendar
year in which the individual reaches age 70-1/2.  Failure to take certain minimum required distributions will result in
the           imposition of a 50% non-deductible penalty tax.
Extremely large           distributions in any one year (other
than 1997, 1998 or 1999)           from an IRA (or from an IRA
and other retirement plans) may also           result in a
penalty tax.

               QUALIFIED PLANS: For those self-employed individuals who












          wish to purchase shares of one or more of the funds in
the Ivy           Mackenzie Funds through a qualified retirement
plan, a Custodial           Agreement and a Retirement Plan are
available from IMSC.  The           Retirement Plan may be
adopted as a profit sharing plan or a           money purchase
pension plan.  A profit sharing plan permits an           annual
contribution to be made in an amount determined each year
 by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial
Agreement.            There is no set-up fee for qualified plans
and the annual           maintenance fee is $20.00 per account.

               In general, if a self-employed individual has any
common law           employees, employees who have met certain
minimum age and service           requirements must be covered by
the Retirement Plan.  A self-          employed individual
generally must contribute the same percentage           of income
for common law employees as for himself or herself.

               A self-employed individual may contribute up to
the lesser           of $30,000 or 25% of compensation or earned
income to a money           purchase pension plan or to a
combination profit sharing and           money purchase pension
plan arrangement each year on behalf of           each
participant.  To be deductible, total contributions to a
profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the
plan,           and total contributions to a combination money
purchase-profit           sharing arrangement generally may not
exceed 25% of the total           compensation or earned income
of all participants.  The amount of           compensation or
earned income of any one participant that may be
included in computing the deduction is limited (generally to
    $150,000 for benefits accruing in plan years beginning after
        1993, with annual inflation adjustments).  A self-
employed           individual's contributions to a retirement
plan on his or her own           behalf must be deducted in
computing his or her earned income.

               Corporate employers may also adopt the Custodial
Agreement           and Retirement Plan for the benefit of their
eligible employees.            Similar contribution and deduction
rules apply to corporate           employers.

               Distributions from the Retirement Plan generally
are made           after a participant's separation from service.
A 10% penalty tax           generally applies to distributions to
an individual before he or           she reaches age 59-1/2,
unless the individual (1) has reached age           55 and
separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
       (5) takes the withdrawal as part of a series of
substantially           equal payments over his or her life
expectancy or the joint life           expectancy of himself or
herself and a designated beneficiary; or           (6) rolls over
the distribution.

               The Transfer Agent will arrange for Investors Bank
& Trust           to furnish custodial services to the employer
and any           participating employees.












               DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
CHARITABLE           ORGANIZATIONS ("403(B)(7) ACCOUNT"):
Section 403(b)(7) of the           Internal Revenue Code of 1986,
as amended (the "Code") permits           public school systems
and certain charitable organizations to use           mutual fund
shares held in a custodial account to fund deferred
compensation arrangements with their employees.  A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement.  The sales charge for
purchases of less           than $10,000 of Class A shares is set
forth under "Retirement           Plans" in the Prospectus.
Sales charges for purchases of $10,000           or more of Class
A shares are the same as those set forth under           "Initial
Sales Charge Alternative -- Class A Shares" in the
Prospectus. The special application for a 403(b)(7) Account is available from IMSC.

               Distributions from the 403(b)(7) Account may be
made only           following death, disability, separation from
service, attainment           of age 59-1/2, or incurring a
financial hardship.  A 10% penalty           tax generally
applies to distributions to an individual before he           or
she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes
disabled;           (3) uses the withdrawal to pay tax-deductible
medical expenses;           (4) takes the withdrawal as part of a
series of substantially           equal payments over his or her
life expectancy or the joint life           expectancy of himself
or herself and a designated beneficiary; or           (5) rolls
over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

               SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS:  An
employer may           deduct contributions to a SEP up to the
lesser of $30,000 or 15%           of compensation.  SEP accounts
generally are subject to all rules           applicable to IRA
accounts, except the deduction limits, and are           subject
to certain employee participation requirements.  No new
salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-
          salary reduction SEPs may continue to be established as
well as           maintained after 1996.

               SIMPLE PLANS:  An employer may establish a SIMPLE
IRA or a           SIMPLE 401(k) for years after 1996.  An
employee can make pre-tax           salary reduction
contributions to a SIMPLE Plan, up to $6,000 a           year.
Subject to certain limits, the employer will either match
 a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without
regard to the           amount the employee contributes.  An
employer cannot maintain a           SIMPLE Plan for its
employees if any contributions or benefits           are credited
to those employees under any other qualified           retirement
plan maintained by the employer.

          REINVESTMENT PRIVILEGE

               Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the
redemption back           into Class A shares of the Fund at net
asset value (without a           sales charge) within 60 days
from the date of redemption.  This           privilege may be
exercised only once.  The reinvestment will be           made at
the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

               Any redemption is a taxable event.  A loss
realized on a           redemption generally may be disallowed
for tax purposes if the           reinvestment privilege is
exercised within 30 days after the           redemption.  In
certain circumstances, shareholders will be           ineligible
to take sales charges into account in computing           taxable
gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

          RIGHTS OF ACCUMULATION

               A scale of reduced sales charges applies to any
investment           of $50,000 ($100,000 for Ivy Bond Fund) or
more in Class A shares           of a Fund.  See "Initial Sales
Charge Alternative -- Class A           Shares" in the
Prospectus.  The reduced sales charge is           applicable to
investments made at one time by an individual, his           or
her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other
employee           benefit trust created pursuant to a plan
qualified under Section           401 of the Code).  It is also
applicable to current purchases of           all of the funds in
the Ivy Mackenzie Funds (except Ivy Money           Market Fund)
by any of the persons enumerated above, where the
aggregate quantity of Class A shares of Ivy Global Fund, Ivy
    Growth Fund, Ivy Growth with Income Fund, Ivy Emerging Growth
         Fund, Ivy China Region Fund, Ivy Latin America Strategy
Fund, Ivy           New Century Fund, Ivy International Bond
Fund, Ivy International           Fund, Ivy Bond Fund, Ivy Canada
Fund, Ivy Global Science &           Technology Fund, Ivy Global
Natural Resources Fund, Ivy           International Small
Companies Fund, Ivy Asia Pacific Fund, Ivy           Pan-Europe
Fund (expected effective date of May 13, 1997), Ivy
International Fund II (expected effective date of May 13, 1997),
        Mackenzie National Municipal Fund, Mackenzie California
Municipal           Fund, Mackenzie Limited Term Municipal Fund
and Mackenzie New           York Municipal Fund (and shares that
have been exchanged into Ivy           Money Market Fund from any
of the other funds in the Ivy           Mackenzie Funds) and of
any other investment company distributed           by IMDI,
previously purchased or acquired and currently owned,
determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to
         $50,000 or more for Ivy Global Fund, Ivy Growth Fund,
Ivy Growth           with Income Fund, Ivy Emerging Growth Fund,
Ivy International           Fund, Ivy China Region Fund, Ivy
Latin America Strategy Fund, Ivy           New Century Fund, Ivy
Global Science & Technology Fund, Ivy           Global Natural
Resources Fund, Ivy International Small Companies           Fund,
Ivy Asia Pacific Fund, Ivy International Fund II (expected












          effective date of May 13, 1997), Ivy Pan-Europe Fund
(expected           effective date of May 13, 1997) and Ivy
Canada Fund; $100,000 or           more for International Bond
Fund, Ivy Bond Fund, Mackenzie           National Municipal Fund,
Mackenzie California Municipal Fund and           Mackenzie New
York Municipal Fund; or $25,000 or more for           Mackenzie
Limited Term Municipal Fund.

               At the time an investment takes place, IMSC must
be notified           by the investor or his or her dealer that
the investment           qualifies for the reduced sales charge
on the basis of previous           investments.  The reduced
sales charge is subject to confirmation           of the
investor's holdings through a check of the particular
Fund's records.

          SYSTEMATIC WITHDRAWAL PLAN

               A shareholder (except shareholders with accounts
in Class I           of the Class I Funds) may establish a
Systematic Withdrawal Plan           (a "Withdrawal Plan"), by
telephone instructions or by delivery           to IMSC of a
written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name,
      properly endorsed by the shareholder.  To be eligible to
elect a           Withdrawal Plan, a shareholder must have at
least $5,000 in his           or her account.  A Withdrawal Plan
may not be established if the           investor is currently
participating in the Automatic Investment           Method.  A
Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn

               A redemption under a Withdrawal Plan is a taxable
event.            Shareholders contemplating participating in a
Withdrawal Plan           should consult their tax advisers.

               Additional investments made by investors
participating in a           Withdrawal Plan must equal at least
$1,000 each while the           Withdrawal Plan is in effect.
Making additional purchases while           a Withdrawal Plan is
in effect may be disadvantageous to the           investor
because of applicable initial sales charges or CDSCs.

               An investor may terminate his or her participation
in the           Withdrawal Plan at any time by delivering
written notice to IMSC.            If all shares held by the
investor are liquidated at any time,            participation in
the Withdrawal Plan will terminate           automatically.  The
Trust or IMSC may terminate the Withdrawal           Plan option
at any time after reasonable notice to shareholders.

          GROUP SYSTEMATIC INVESTMENT PROGRAM

               Shares of each Fund (except Ivy Bond Fund) may be
purchased           in connection with investment programs
established by employee or           other groups using
systematic payroll deductions or other           systematic
payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for
purchases by           individuals in conjunction with programs
organized and offered by           others.  Unless shares of a
Fund are purchased in conjunction           with IRAs (see "How
to Buy Shares" in the Prospectus), such group
systematic investment programs are not entitled to special tax benefits under the Code.  The Trust reserves the right to
refuse           purchases at any time or suspend the offering of
shares in           connection with group systematic investment
programs, and to           restrict the offering of shareholder
privileges, such as check           writing, simplified
redemptions and other optional privileges, as           described
in the Prospectus, to shareholders using group systematic investment programs.

               With respect to each shareholder account
established on or           after September 15, 1972 under a
group systematic investment           program, the Trust and IMI
each currently charge a maintenance           fee of $3.00 (or
portion thereof) that for each twelve-month           period (or
portion thereof) that the account is maintained.  The
Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved
or by           causing on the date the fee is assessed a
redemption in each such           shareholder account sufficient
to pay such fee.  The Trust           reserves the right to
change these fees from time to time without           advance
notice.

               Class A shares of a Fund are made available to
Merrill Lynch           Daily K Plan (the "Plan") participants at
NAV without an initial           sales charge if:

               (i) the Plan is recordkept on a daily valuation
basis by                Merrill Lynch and, on the date the Plan
Sponsor signs the                Merrill Lynch Recordkeeping
Service Agreement, the Plan has                $3 million or more
in assets invested in broker/dealer funds                not
advised or managed by Merrill Lynch Asset Management,
  L.P. ("MLAM") that are made available pursuant to a Service
          Agreement between Merrill Lynch and the fund's
principal                underwriter or distributor and in funds
advised or managed                by MLAM (collectively, the
"Applicable Investments");

               (ii) the Plan is recordkept on a daily valuation
basis by an                independent recordkeeper whose
services are provided through                a contract or
alliance arrangement with Merrill Lynch, and                on
the date the Plan Sponsor signs the Merrill Lynch
Recordkeeping Service Agreement, the Plan has $3 million or
        more in assets, excluding money market funds, invested in Applicable Investments; or

               (iii) the Plan has 500 or more eligible employees,
as                determined by Merrill Lynch plan conversion
manager, on the                date the Plan Sponsor signs the
Merrill Lynch Recordkeeping                Service Agreement.

               Alternatively, Class B shares of a Fund are made
available           to Plan participants at NAV without a CDSC if
the Plan conforms












          with the requirements for eligibility set forth in (i)
through           (iii) above but either does not meet the $3
million asset           threshold or does not have 500 or more
eligible employees.

                    Plans recordkept on a daily basis by Merrill
Lynch or           an independent recordkeeper under a contract
with Merrill Lynch           that are currently investing in
Class B shares of a Fund convert           to Class A shares once
the Plan has reached $5 million invested           in Applicable
Investments, or 10 years after the date of the           initial
purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                 BROKERAGE ALLOCATION

               Subject to the overall supervision of the
President and the           Board, IMI places orders for the
purchase and sale of each Fund's           portfolio securities.
All portfolio transactions are effected at           the best
price and execution obtainable.  Purchases and sales of
debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be
paid by the           particular Fund for such purchases and
sales (although the price           paid generally includes
undisclosed compensation to the dealer).            The prices
paid to underwriters of newly-issued securities           usually
include a concession paid by the issuer to the
underwriter, and purchases of after-market securities from
  dealers normally reflect the spread between the bid and asked prices.  In connection with OTC transactions, IMI attempts
to           deal directly with the principal market makers,
except in those           circumstances where IMI believes that a
better price and           execution are available elsewhere.

               IMI selects broker-dealers to execute transactions
and           evaluates the reasonableness of commissions on the
basis of           quality, quantity, and the nature of the
firms' professional           services.  Commissions to be
charged and the rendering of           investment services,
including statistical, research, and           counseling
services by brokerage firms, are factors to be
considered in the placing of brokerage business. The types of research services provided by brokers may include general
      economic and industry data, and information on securities
of           specific companies. Research services furnished by
brokers           through whom the Trust effects securities
transactions may be           used by IMI in servicing all of its
accounts.  In addition, not           all of these services may
be used by IMI in connection with the           services it
provides to a particular Fund or the Trust.  IMI may
consider sales of shares of a Fund as a factor in the selection of broker-dealers and may select broker-dealers who
provide it           with research services.  IMI will not,
however, execute brokerage           transactions other than at
the best price and execution.

               During the fiscal year ended June 30, 1994, during
the six-          month period ended December 31, 1994 and during
the fiscal years           ended December 31, 1995 and 1996, Ivy
Bond Fund paid brokerage           commissions of $175,688,
$42,425, $20,912 and $398, respectively.












               During the fiscal years ended December 31, 1994,
1995 and           1996, Ivy Emerging Growth Fund paid brokerage
commissions of           $83,831, $302,892 and $426,676,
respectively.

               During the fiscal years ended December 31, 1994,
1995 and           1996, Ivy Growth Fund paid brokerage
commissions of $265,471,           $666,385 and $883,583,
respectively.

               During the fiscal years ended December 31, 1994,
1995 and           1996, Ivy Growth with Income Fund paid
brokerage commissions of           $34,028, $192,913 and
$293,827, respectively.

               Each Fund may, under some circumstances, accept
securities           in lieu of cash as payment for Fund shares.
Each of these Funds           will accept securities only to
increase its holdings in a           portfolio security or to
take a new portfolio position in a           security that IMI
deems to be a desirable investment for each the           Fund.
While no minimum has been established, it is expected that
  each the Fund will not accept securities having an aggregate value of less than $1 million.  The Trust may reject in
whole or           in part any or all offers to pay for the Fund
shares with           securities and may discontinue accepting
securities as payment           for the Fund shares at any time
without notice.  The Trust will           value accepted
securities in the manner and at the same time           provided
for valuing portfolio securities of each the Fund, and
the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued.  The
Trust will           only accept securities delivered in proper
form and will not           accept securities subject to legal
restrictions on transfer.  The           acceptance of securities
by the Trust must comply with the           applicable laws of
certain states.



































                                TRUSTEES AND OFFICERS

               The Trustees and Executive Officers of the Trust,
their           business addresses and principal occupations
during the past five           years are:

                                   POSITION
                                   WITH THE     BUSINESS
AFFILIATIONS           NAME, ADDRESS, AGE       TRUST        AND
PRINCIPAL OCCUPATIONS

          John S. Anderegg, Jr.    Trustee      Chairman,
Dynamics Research           60 Concord Street
Corp. (instruments and            Wilmington, MA  01887
     controls); Director, Burr-          Age: 73
            Brown Corp. (operational
                  amplifiers); Director,
                      Metritage Incorporated
                          (level measuring
                        instruments); Trustee of
                              Mackenzie Series Trust
                                  (1992-present).

          Paul H. Broyhill         Trustee      Chairman, BMC
Fund, Inc.           800 Hickory Blvd.                     (1983-
present); Chairman,           Golfview Park-Box 500
 Broyhill Family Foundation,           Lenoir, NC 28645
          Inc. (1983-Present);           Age:  73
            Chairman and President,
                 Broyhill Investments, Inc.
                         (1983-present); Chairman,
                                Broyhill Timber Resources
                                       (1983-present); Management
                                               of a personal
portfolio of
fixed-income and equity
     investments (1983-present);
              Trustee of Mackenzie Series
                       Trust (1988-present);
                          Director of The Mackenzie
                                 Funds Inc. (1988-1995).

          Stanley Channick         Trustee      President and
Chief           11 Bala Avenue                        Executive
Officer, The           Bala Cynwyd, PA 19004
Whitestone Corporation            Age:  73
     (insurance agency);
      Chairman, Scott Management
              Company (administrative
                   services for insurance
                       companies); President, The
                               Channick Group (consultants
                                        to insurance companies
and                                                 national
trade
associations); Trustee of
       Mackenzie Series Trust
           (1994-present); Director of
                    The Mackenzie Funds Inc.
                          (1994-1995).












          Frank W. DeFriece, Jr.   Trustee      Director, Manager
and Vice           The Landmark Centre
President, Director and           113 Landmark Lane,
     Fund Manager, Massengill-          Suite B
           DeFriece Foundation           Bristol, TN  37620-2285
            (charitable organization)           Age: 76
                   (1950-present); Trustee and
                            Vice Chairman, East
                             Tennessee Public
                           Communications Corp. (WSJK-
                                   TV) (1984-present); Trustee
                                            of Mackenzie Series
Trust                                                 (1985-
present); Director of
   The Mackenzie Funds Inc.
         (1987-1995).

          Roy J. Glauber           Trustee      Mallinckrodt
Professor of           Lyman Laboratory
Physics, Harvard           of Physics
University (1974-present);           Harvard University
        Trustee of Mackenzie Series           Cambridge, MA 02138
                 Trust (1994-present).           Age: 71

          Michael G. Landry        Trustee      President, Chief
Executive           700 South Federal Hwy.   and          Officer
and Director of           Suite 300                Chairman
Mackenzie Investment           Boca Raton, FL  33432
  Management Inc. (1987-          Age: 50
     present); President,           [*Deemed to be an
       Director and Chairman of           "interested person"
             Ivy Management Inc. (1992-          of the Trust, as
                    present); Chairman and            defined
under the                     Director of Ivy Mackenzie
1940 Act.]                            Services Corp.(1993-
                                       present); Chairman and
                                           Director of Ivy
Mackenzie
Distributors, Inc. (1994-
      present); Director and
          President of Ivy Mackenzie
                  Distributors, Inc. (1993-
                        1994);  Director and
                          President of The Mackenzie
                                  Funds Inc. (1987-1995);
                                        Trustee of Mackenzie
Series                                                 Trust
(1987-present);
President of Mackenzie
     Series Trust (1987-1996);
            Chairman of Mackenzie
               Series Trust (1996-
               present).

          Joseph G. Rosenthal      Trustee      Chartered
Accountant           110 Jardin Drive                      (1958-
present); Trustee of           Unit #12
  Mackenzie Series Trust           Concord, Ontario Canada
      (1985-present); Director of













          L4K 2T7                               The Mackenzie
Funds Inc.           Age: 62
(1987-1995).

          Richard N. Silverman     Trustee      Director, Newton-
Wellesley           18 Bonnybrook Road
Hospital; Director, Beth           Waban, MA  02168
      Israel Hospital; Director,           Age: 73
              Boston Ballet; Director,
                    Boston Children's Museum;
                           Director, Brimmer and May
                                  School.

          J. Brendan Swan          Trustee      President,
Airspray           4701 North Federal Hwy.
International, Inc.;           Suite 465
  Joint Managing Director,           Pompano Beach, FL  33064
        Airspray International           Age: 67
            B.V. (an environmentally
                  sensitive packaging
                   company); Director of
                      Polyglass LTD.; Director,
                             The Mackenzie Funds Inc.
                                   (1992-1995); Trustee of
                                        Mackenzie Series Trust
                                            (1992-present).

          Keith J. Carlson         Trustee      Senior Vice
President of           700 South Federal Hwy.   and
Mackenzie Investment           Suite 300                President
  Management, Inc. (1996           Boca Raton, FL 33432
      -present); Senior Vice           Age: 40
          President and Director of           [*Deemed to be an
                 Mackenzie Investment           "interested
person"                   Management, Inc. (1994           of the
Trust, as                      -1996); Senior Vice
defined under the                     President and Treasurer of
        1940 Act.]                            Mackenzie
Investment
Management, Inc. (1989-
    1994); Senior Vice
    President and Director of
           Ivy Management Inc. (1994-
                  present); Senior Vice
                     President, Treasurer and
                            Director of Ivy Management
                                    Inc. (1992-1994); Vice
                                        President of The
Mackenzie                                                 Funds
Inc. (1987-1995);
Senior Vice President and
       Director, Ivy Mackenzie
            Services Corp. (1996-
              present); President and
                   Director of Ivy Mackenzie
                          Services Corp. (1993-1996);
                                   Trustee and President of
                                         Mackenzie Series Trust
                                             (1996-present); Vice
                                               President of
Mackenzie












                                                Series Trust
(1994-1996);
Treasurer of Mackenzie
    Series Trust (1985-1994);
           President, Chief Executive
                   Officer and Director of Ivy
                            Mackenzie Distributors,
                                 Inc. (1994-present);
                                   Executive Vice President
                                         and Director of Ivy
                                          Mackenzie Distributors,
                                               Inc. (1993-1994);
Trustee                                                 of
Mackenzie Series Trust
    (1996-present).

          C. William Ferris        Secretary/   Senior Vice
President,           700 South Federal Hwy.   Treasurer    Chief
Financial Officer           Suite 300
and Secretary/Treasurer           Boca Raton, FL  33432
     of Mackenzie Investment           Age: 52
          Management Inc. (1995-
             present); Senior Vice
                President, Finance and
                    Administration/Compliance
                           Officer of Mackenzie
                             Investment Management Inc.
                                     (1989-1994); Senior Vice
                                           President, Secretary/
                                              Treasurer and Clerk
of Ivy                                                 Management
Inc. (1994-
present); Vice President,
       Finance/Administration and
               Compliance Officer of Ivy
                      Management Inc. (1992-
                         1994); Senior Vice
                         President, Secretary/
                            Treasurer and Director of
                                   Ivy Mackenzie Distributors,
                                            Inc. (1994-present);
                                              Secretary/Treasurer
and                                                 Director of
Ivy Mackenzie
Distributors, Inc. (1993-
      1994); President and
        Director of Ivy Mackenzie
               Services Corp. (1996-
                 present); Secretary/
                   Treasurer and Director of
                          Ivy Mackenzie Services
                              Corp. (1993-1996);
                              Secretary/Treasurer of The
                                      Mackenzie Funds Inc. (1993-
                                              1995);
Secretary/Treasurer
 of Mackenzie Series Trust
        (1994-present).

          James W. Broadfoot       Vice         Executive Vice
President,












          700 South Federal Hwy.   President    Ivy Management
Inc. (1996-          Suite 300
present); Senior Vice           Boca Raton, FL  33432
   President, Ivy Management,           Age: 54
           Inc. (1992-1996); Director
                   and Senior Vice President,
                           Mackenzie Investment
                             Management Inc. (1995-
                                present); Senior Vice
                                   President, Mackenzie
                                     Investment Management Inc.
                                             (1990-1995).


               PERSONAL INVESTMENTS BY EMPLOYEES OF IMI

               Employees of IMI are permitted to make personal
securities           transactions, subject to the requirements
and restrictions set           forth in IMI's Code of Ethics.
The Code of Ethics is designed to           identify and address
certain conflicts of interest between           personal
investment activities and the interests of investment
advisory clients such as the Fund.  Among other things, the Code of Ethics, which generally complies with standards
recommended by           the Investment Company Institute's
Advisory Group on Personal           Investing, prohibits certain
types of transactions absent prior           approval, applies to
portfolio managers, traders, research           analysts and
others involved in the investment advisory process,           and
imposes time periods during which personal transactions may
   not be made in certain securities, and requires the submission
of           duplicate broker confirmations and monthly reporting
of           securities transactions.  Exceptions to these and
other           provisions of the Code of Ethics may be granted
in particular           circumstances after review by appropriate
personnel.


































                                  COMPENSATION TABLE
                                       IVY FUND
                        (FISCAL YEAR ENDED DECEMBER 31, 1996)


TOTAL                                        PENSION OR
    COMPENSA-                                       RETIREMENT
           TION FROM
BENEFITS   ESTIMATED      TRUST AND
AGGREGATE  ACCRUED AS ANNUAL         FUND COM-
       COMPENSA-  PART OF    BENEFITS       PLEX PAID
NAME,             TION       FUND       UPON           TO
   POSITION          FROM TRUST EXPENSES   RETIREMENT
TRUSTEES

          John S.           $7,419     N/A        N/A
$10,000            Anderegg, Jr.
          (Trustee)

          Paul H.           $7,419     N/A        N/A
$10,000            Broyhill
          (Trustee)

          Keith J.          $0         N/A        N/A
$0            Carlson[**]
          (Trustee and
           President)

          Stanley           $4,949     N/A        N/A
$10,000             Channick[*]
          (Trustee)

          Frank W.          $7,419     N/A        N/A
$10,000            DeFriece, Jr.
          (Trustee)

          Roy J.            $7,419     N/A        N/A
$10,000            Glauber[*]
          (Trustee)

          Michael G.        $0         N/A        N/A
$0            Landry
          (Trustee and
           Chairman of
           the Board)

          Joseph G.         $7,419     N/A        N/A
$10,000            Rosenthal
          (Trustee)

          Richard N.        $10,000    N/A        N/A
$10,000            Silverman
          (Trustee)















          J. Brendan        $7,419     N/A        N/A
$10,000            Swan
           (Trustee)

          C. William        $0         N/A        N/A
$0            Ferris
           (Secretary/Treasurer)

          [*]  Appointed as a Trustee of the Trust at a meeting
of the                Board held on February 10, 1996.

          [**] Appointed as a Trustee of the Trust at a meeting
of the                Board held on December 7, 1996.

               As of April 3, 1997, the Officers and Trustees of
the Trust           as a group owned beneficially or of record
less than 1% of the           outstanding Class A, Class B, Class
C and Class I shares of any           of the Funds.
















































                       INVESTMENT ADVISORY AND OTHER SERVICES

          BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

               IMI provides business management and investment
advisory           services to each Fund pursuant to a Business
Management and           Investment Advisory Agreement (the
"Agreement").  The Agreement           was approved by the
respective sole shareholder of Ivy Bond Fund           on
December 31, 1994 and of Ivy Emerging Growth Fund on April 30,
      1993 and by the respective shareholders of Ivy Growth Fund
and           Ivy Growth with Income Fund on December 30, 1991.
Prior to the           approval by the respective shareholders or
sole shareholder of           each Fund, the Agreement was
approved on September 29, 1994 with           respect to Ivy Bond
Fund, on February 19, 1993 with respect to           Ivy Emerging
Growth Fund and October 28, 1991 with respect to Ivy
Growth Fund and Ivy Growth with Income Fund by the Board,
 including a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor
have any           direct or indirect financial interest in the
operation of the           distribution plan (see "Distribution
Services") or in any related           agreement (the
"Independent Trustees").

               Until December 31, 1994, MIMI served as the
investment           adviser to Ivy Bond Fund, which Fund was a
series of Mackenzie           Series Trust until it was
reorganized as a series of the Trust on           December 31,
1994.  On December 31, 1994, MIMI's interest in the
Agreement with respect to Ivy Bond Fund was assigned by MIMI to
       IMI, which is a wholly owned subsidiary of MIMI.  The
provisions           of the Agreement remain unchanged by IMI's
succession to MIMI           thereunder.  MIMI, a Delaware
corporation, has approximately 10%           of its outstanding
common stock listed for trading on the TSE.            MIMI is a
subsidiary of Mackenzie Financial Corporation ("MFC"),
150 Bloor Street West, Toronto, Ontario, Canada, a public
 corporation organized under the laws of Ontario whose shares are listed for trading on The TSE.  MFC is registered in
Ontario as a           mutual fund dealer and advises Ivy Canada
Fund and Ivy Global           Natural Resources Fund.  IMI
currently acts as manager and           investment adviser to the
following additional investment           companies registered
under the 1940 Act (other than the Funds):            Ivy China
Region Fund, Ivy Global Fund, Ivy International Fund,
Ivy Latin America Strategy Fund, Ivy New Century Fund, Ivy
  International Bond Fund, Ivy Global Science & Technology Fund,
        Ivy International Small Companies Fund, Ivy International
Fund II           (expected effective date of May 13, 1997), Ivy
Asia Pacific Fund,           Ivy Pan-Europe Fund (expected
effective date of May 13, 1997) and           Ivy Money Market
Fund.

               The Agreement obligates IMI to make investments
for the           accounts of each Fund in accordance with its
best judgment and           within the investment objectives and
restrictions set forth in           the Prospectus, the 1940 Act
and the provisions of the Code           relating to regulated
investment companies, subject to policy           decisions
adopted by the Board. IMI also determines the securities to be purchased or sold by these Funds and places orders with brokers or dealers who deal in such
securities.
               Under the Agreement, IMI also provides certain
business           management services.  IMI is obligated to (1)
coordinate with           each Fund's Custodian and monitor the
services it provides to           that Fund; (2) coordinate with
and monitor any other third           parties furnishing services
to each Fund; (3) provide each Fund           with necessary
office space, telephones and other communications
facilities as are adequate for the particular Fund's needs;
   (4) provide the services of individuals competent to perform administrative and clerical functions that are not
performed by           employees or other agents engaged by the
particular Fund or by           IMI acting in some other capacity
pursuant to a separate           agreement or arrangements with
the Fund; (5) maintain or           supervise the maintenance by
third parties of such books and           records of the Trust as
may be required by applicable Federal or           state law; (6)
authorize and permit IMI's directors, officers and
employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take
such other           action with respect to the Trust, after
approval by the Trust as           may be required by applicable
law, including without limitation           the rules and
regulations of the SEC and of state securities commissions and other regulatory agencies.

               Ivy Bond Fund pays IMI a monthly fee for providing
business           management and investment advisory services at
an annual rate of           0.75% of the first $100 million of
the Fund's average net assets,           reduced to 0.50% of the
Fund's average net assets in excess of           $100 million.
Ivy Emerging Growth Fund and Ivy Growth Fund each           pay
IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.85% of each
        Fund's average net assets.  Ivy Growth with Income Fund
pays IMI           a monthly fee for providing business
management and investment           advisory services at an
annual rate of 0.75% of the Funds average           net assets.

               For the fiscal year ended June 30, 1994, for the
six-month           period ended December 31, 1994 and for the
fiscal years ended           December 31, 1995 and 1996, Ivy Bond
Fund paid IMI $984,110,           $445,111 and $848,778 and
$781,647, respectively (of which IMI           reimbursed $0,
$10,764 and $2,615 and $0, respectively, pursuant           to
required expense limitations).

               During the fiscal years ended December 31, 1994,
1995 and           1996, Ivy Emerging Growth Fund paid IMI
$168,819, $318,186 and           $657,579, respectively (of which
IMI reimbursed $3,923, $0 and           $0, respectively,
pursuant to voluntary expense limitations).

               For the fiscal years ended December 31, 1994, 1995
and 1996,           Ivy Growth Fund paid IMI $2,133,471,
$2,278,390 and $2,608,378,           respectively (of which IMI
reimbursed $285,510, $11,680 and           $12,486, respectively,
pursuant to voluntary expense           limitations).













               For the fiscal years ended December 31, 1994, 1995
and 1996,           Ivy Growth with Income Fund paid IMI
$277,991, $515,787 and           $629,322, respectively.

               Under the Agreement, the Trust pays the following
expenses:           (1) the fees and expenses of the Trust's
Independent Trustees;           (2) the salaries and expenses of
any of the Trust's officers or           employees who are not
affiliated with IMI; (3) interest expenses;           (4) taxes
and governmental fees, including any original issue
taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions
and           other expenses incurred in acquiring or disposing
of portfolio           securities; (6) the expenses of
registering and qualifying shares           for sale with the SEC
and with various state securities           commissions; (7)
accounting and legal costs; (8) insurance           premiums; (9)
fees and expenses of the Trust's Custodian and           Transfer
Agent and any related services; (10) expenses of
obtaining quotations of portfolio securities and of pricing
   shares; (11) expenses of maintaining the Trust's legal
existence           and of shareholders' meetings; (12) expenses
of preparation and           distribution to existing
shareholders of periodic reports, proxy           materials and
prospectuses; and (13) fees and expenses of           membership
in industry organizations.

               IMI currently limits Ivy Emerging Market Fund's
total           operating expenses (excluding Rule 12b-1 fees,
interest, taxes,           brokerage commissions, litigation and
indemnification expenses,           and other extraordinary
expenses) to an annual rate of 1.95% of           the Fund's
average net assets, which may lower that Fund's
expenses and increase its yield.  The Fund's expense limitation may be terminated or revised at any time, at which time
its           expenses may increase and its yield may be reduced.


               On August 23-24, 1996, the Board (including a
majority of           the Independent Trustees) last approved the
continuance of the           Agreement with respect to each of
Ivy Bond Fund, Ivy Emerging           Growth Fund, Ivy Growth
Fund and Ivy Growth with Income Fund.            Each Agreement
will continue in effect with respect to each Fund           from
year to year, or for more than the initial period, as the
 case may be, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of
the           Independent Trustees and (ii) either (a) by the
vote of a           majority of the outstanding voting securities
(as defined in the           1940 Act) of the particular Fund or
(b) by the vote of a majority           of the entire Board.  If
the question of continuance of the           Agreements (or
adoption of any new agreement) is presented to
shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the
outstanding           voting securities of the particular Fund.
See "Capitalization           and Voting Rights."

               Each Agreement may be terminated with respect to a
         particular Fund at any time, without payment of any
penalty, by           the vote of a majority of the Board, or by
a vote of a majority












          of the outstanding voting securities of that Fund, on
60 days'           written notice to IMI, or by IMI on 60 days'
written notice to           the Trust.  The Agreement shall
terminate automatically in the           event of its assignment.

          DISTRIBUTION SERVICES

               IMDI, a wholly owned subsidiary of MIMI, serves as
the           exclusive distributor of the Funds' shares pursuant
to an Amended           and Restated Distribution Agreement with
the Trust dated October           23, 1991, as amended from time
to time (the "Distribution           Agreement").  The
Distribution Agreement was last approved by the           Board
on August 25, 1996.  IMDI distributes shares of the Funds
 through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI.  IMDI distributes shares of the
         Funds on a continuous basis, but reserves the right to
suspend or           discontinue distribution on that basis.
IMDI is not obligated to           sell any specific amount of
Fund shares.

               Pursuant to the Distribution Agreement, IMDI is
entitled to           deduct a commission on all Class A Fund
shares sold equal to the           difference, if any, between
the public offering price, as set           forth in the Funds'
then-current prospectus, and the net asset           value on
which such price is based.  Out of that commission, IMDI
may reallow to dealers such concession as IMDI may determine from time to time.  In addition, IMDI is entitled to deduct a
CDSC on           the redemption of Class A shares sold without
an initial sales           charge and Class B and Class C shares,
in accordance with, and in           the manner set forth in, the
Prospectus.

               Under the Distribution Agreement, each Fund bears,
among           other expenses, the expenses of registering and
qualifying its           shares for sale under federal and state
securities laws and           preparing and distributing to
existing shareholders periodic           reports, proxy materials
and prospectuses.

               During the three months ended September 30, 1993,
MIMI           (which was Ivy Bond Fund's distributor at that
time) received           from sales of Class A [FN][Shares of Ivy
Bond Fund outstanding as           of March 31, 1994 were
designated Class A shares of the Fund.]           shares of Ivy
Bond Fund $236,973 in sales commissions, of which
$46,312 was retained after dealers' reallowances.  During the nine months ended June 30, 1994, the six-month period ended
        December 31, 1994 and the fiscal years ended December 31,
1995           and 1996, IMDI received from sales of Class A
shares of Ivy Bond           Fund $343,167, $123,560, $101,081
and $97,905, respectively, in           sales commissions, of
which $65,470, $23,740, $20,028 and           $18,170,
respectively, was retained after dealers' reallowances.
During the period from April 1, 1994 (the date on which Class B shares were first offered for sale to the public) to
December 31,           1994 and during the fiscal years ended
December 31, 1995 and           1996, IMDI received $1,296,
$9,926 and $18,328, respectively, in           CDSCs paid upon
certain redemptions of Class B shares of the












          Fund.  During the period April 30, 1996 (the date on
which Class           C shares were first offered for sale to the
public) to December           31, 1996, IMDI received no CDSCs on
certain redemptions of Class           C shares of the Fund.

               During the fiscal years ended December 31, 1994,
1995 and           1996, IMDI received from sales of Class A
shares of Ivy Emerging           Growth Fund $193,050, $268,012
and $488,492, respectively, in           sales commissions, of
which $31,480, $41,326 and $69,833,           respectively, was
retained after dealers' reallowances.  During           the
fiscal years ended December 31, 1994, 1995 and 1996, IMDI
 received $12,352, $31,687 and $34,776, respectively, in CDSCs paid upon certain redemptions of Class B shares of the
Fund.            During the period April 30, 1996 (the date on
which Class C           shares were first offered for sale to the
public) to December 31,           1996, IMDI received $677 in
CDSCs paid on certain redemptions of           Class C shares of
the Fund.

               During the fiscal years ended December 31, 1994,
1995 and           1996, IMDI received from sales of Class A
shares of Ivy Growth           Fund $70,092, $150,873 and
$$134,278, respectively, in sales           commissions, of which
$10,667, $23,327 and $$20,447,           respectively, was
retained after dealers' reallowances.  During           the
fiscal years ended December 31, 1994, 1995 and 1996, IMDI
 received $4,669, $8,722 and $3,923, respectively, in CDSCs paid upon certain redemptions of Class B shares of the Fund.
During           the period April 30, 1996 (the date on which
Class C shares were           first offered for sale to the
public) to December 31, 1996, IMDI           received no CDSCs on
certain redemptions of Class C shares of the           Fund.

               During the fiscal years ended December 31, 1994,
1995 and           1996, IMDI received from sales of Class A
shares of Ivy Growth           with Income Fund $236,691,
$143,107 and $96,130, respectively, in           sales
commissions, of which $37,077, $22,948 and $$15,183,
respectively, was retained after dealers' re-allowances.  During the fiscal year ended December 31, 1994, IMDI received no
CDSCs            on certain redemptions of Class B shares of the
Fund.  During the           fiscal years ended December 31, 1995
and 1996, IMDI received           $26,361 and $29,227,
respectively, in CDSCs on certain           redemptions of Class
B shares of the Fund.  During the period           April 30, 1996
(the date on which Class C shares were first           offered
for sale to the public) to December 31, 1996, IMDI received no CDSCs on certain redemptions of Class C shares of the
         Fund.

               Each Distribution Agreement will continue in
effect for           successive one-year periods, provided that
such continuance is           specifically approved at least
annually by the vote of a majority           of the Independent
Trustees, cast in person at a meeting called           for that
purpose and by the vote of either a majority of the
entire Board or a majority of the outstanding voting securities of each Fund.  Each Distribution Agreement may be
terminated with           respect to a particular Fund at any
time, without payment of any












          penalty, by IMDI on 60 days' written notice to the
particular           Fund or by a Fund by vote of either a
majority of the outstanding           voting securities of the
Fund or a majority of the Independent           Trustees on 60
days' written notice to IMDI.  Each Distribution
Agreement shall terminate automatically in the event of its assignment.

               RULE 18F-3 PLAN.  On February 23, 1995, the SEC
adopted Rule           18f-3 under the 1940 Act, which permits a
registered open-end           investment company to issue
multiple classes of shares in           accordance with a written
plan approved by the investment           company's board of
directors/trustees and filed with the SEC.  At           a
meeting held on December 1-2, 1995, the Board adopted a multi-
     class plan (the "Rule 18f-3 plan") on behalf of each Fund.
At a           meeting held on December 7, 1996, the Board last
approved the           Rule 18f-3 plan on behalf of each Fund.
The key features of the           Rule 18f-3 plan are as follows:
(i) shares of each class of a           Fund represent an equal
pro rata interest in that Fund and           generally have
identical voting, dividend, liquidation, and other
rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that
class or in           which the interests of shareholders of one
class differ from the           interests of shareholders of
another class; (ii) subject to           certain limitations
described in the Prospectus, shares of a           particular
class of a Fund may be exchanged for shares of the           same
class of another Ivy or Mackenzie fund; and (iii)  a Fund's
   Class B shares will convert automatically into Class A shares
of           that Fund after a period of eight years, based on
the relative           net asset value of such shares at the time
of conversion.

               RULE 12B-1 DISTRIBUTION PLANS.  The Trust has
adopted on           behalf of each Fund, in accordance with Rule
12b-1 under the 1940           Act, separate Rule 12b-1
distribution plans pertaining to the           Funds' Class A,
Class B and Class C shares (each, a "Plan").  In
adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule
12b-1 that           there is a reasonable likelihood that each
Plan will benefit each           Fund and its shareholders.  The
Trustees of the Trust believe           that the Plans should
result in greater sales and/or fewer           redemptions of
each Fund's shares, although it is impossible to           know
for certain the level of sales and redemptions of a Fund's
  shares in the absence of a Plan or under an alternative distribution arrangement.

               Under each Plan, each Fund pays IMDI a service
fee, accrued           daily and paid monthly, at the annual rate
of up to 0.25% of the           average daily net assets
attributable to its Class A, Class B or           Class C shares,
as the case may be.  The services for which           service
fees may be paid include, among other things, advising
clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries
concerning the           Fund and assisting shareholders in
changing options or enrolling












          in specific plans.  Pursuant to each Plan, service fee
payments           made out of or charged against the assets
attributable to a           Fund's Class A, Class B or Class C
shares must be in           reimbursement for services rendered
for or on behalf of the           affected class.  The expenses
not reimbursed in any one month may           be reimbursed in a
subsequent month.  The Class A Plan does not           provide
for the payment of interest or carrying charges as distribution expenses.

               Under the Funds' Class B and Class C Plans, each
Fund also           pays IMDI a distribution fee, accrued daily
and paid monthly, at           the annual rate of 0.75% of the
average daily net assets           attributable to its Class B or
Class C shares.  IMDI may reallow           to dealers all or a
portion of the service and distribution fees           as IMDI
may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the
Funds'           Class B or Class C shares, including the
printing of prospectuses           and reports for persons other
than existing shareholders and the           preparation,
printing and distribution of sales literature and
advertising materials.  Pursuant to each Class B and Class C
    Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a
regulation           adopted by the SEC.

               Among other things, each Plan provides that (1)
IMDI will           submit to the Board at least quarterly, and
the Trustees will           review, written reports regarding all
amounts expended under the           Plan and the purposes for
which such expenditures were made;           (2) each Plan will
continue in effect only so long as such           continuance is
approved at least annually, and any material           amendment
thereto is approved, by the votes of a majority of the
Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund
under           each Plan shall not be materially increased
without the           affirmative vote of the holders of a
majority of the outstanding           shares of the relevant
class; and (4) while each Plan is in           effect, the
selection and nomination of Trustees who are not
"interested persons" (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who
are not           "interested persons" of the Trust.

               IMDI may make payments for distribution assistance
and for           administrative and accounting services from
resources that may           include the management fees paid by
a Fund.  IMDI also may make           payments (such as the
service fee payments described above) to           unaffiliated
broker-dealers for services rendered in the
distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period.
     However, no such payments will be made to any dealer or
broker if           at the end of each year the amount of shares
held does not exceed           a minimum amount.  The minimum
holding period and minimum level           of holdings will be
determined from time to time by IMDI.












               A report of the amount expended pursuant to each
Plan, and           the purposes for which such expenditures were
incurred, must be           made to the Board for its review at
least quarterly.

               During the fiscal year ended June 30, 1994, the
six-month           period ended December 31, 1994 and the fiscal
year ended December           31, 1995 and 1996, Ivy Bond Fund
paid IMDI $327,497, $146,362,           $273,837 and $247,382,
respectively, pursuant to the Class A           plan.  During the
period from April 1, 1994 (the date on which           Class B
shares of Ivy Bind Fund were first offered for sale to
the public) to June 30, 1994, the six-month period ended December
         31, 1994 and the fiscal years ended December 31, 1995
and 1996,           Ivy Bond Fund paid IMDI [$693, $7,469 $36,359
and $50,248,]           respectively, pursuant to the Class B
plan.  During the period           April 30, 1996 (the date on
which Class C shares of Ivy Bond Fund           were first
offered for sale to the public) to December 31, 1996, Ivy Bond Fund paid IMDI $2,093 pursuant to the Class C plan.

               During the fiscal years ended December 31, 1994,
1995 and           1996, the Fund paid IMDI $41,576, $70,182 and
$130,888,           respectively, pursuant to the Class A Plan.
During the fiscal           years ended December 31, 1994, 1995
and 1996, Ivy Emerging Growth           Fund paid IMDI $32,179,
$93,593 and $240,031, respectively,           pursuant to the
Class B Plan.  During the period April 30, 1996           (the
date on which Class C shares of Ivy Emerging Growth Fund
were first offered for sale to the public) to December 31, 1996,
        Ivy Emerging Growth Fund paid IMDI $10,082 pursuant to
the Class           C plan.

               During the fiscal years ended December 31, 1994,
1995 and           1996, Ivy Growth Fund paid IMDI $89,478,
$115,730 and $153,152,           respectively, pursuant to the
Class A Plan.  During the fiscal           years ended December
31, 1994, 1995 and 1996, Ivy Growth Fund           paid IMDI
$6,983, $20,164 and $32,851, respectively, pursuant to
the Class B Plan.  During the period April 30, 1996 (the date on which Class C shares of Ivy Growth Fund were first
offered for           sale to the public) to December 31, 1996,
Ivy Growth Fund paid           IMDI $297 pursuant to the Class C
plan.

               During the fiscal years ended December 31, 1994,
1995 and           1996, Ivy Growth with Income Fund paid IMDI
$34,975, $105,143 and           $126,322, respectively, pursuant
to the Class A plan.  During the           fiscal years ended
December 31, 1994, 1995 and 1996, Ivy Growth           with
Income Fund paid IMDI $38,866, $76,355 and $114,350,
respectively, pursuant to the Class B Plan.  During the period
      April 30, 1996 (the date on which Class C shares of Ivy
Growth           with Income Fund were first offered for sale to
the public) to           December 31, 1996, Ivy Growth with
Income Fund paid IMDI $2,093           pursuant to the Class C
plan.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
A shares of Ivy           Bond Fund:  advertising, $17,258;
printing and mailing of           prospectuses to persons other
than current shareholders, $22,910;












          compensation to dealers, $47,132; compensation to sales
         personnel,$150,772; seminars and meetings, $11,784;
travel and           entertainment, $25,517; general and
administrative, $98,574;           telephone, $4,105; and
occupancy and equipment rental, $8,800.


               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
B shares of Ivy           Bond Fund:  advertising, $876; printing
and mailing of           prospectuses to persons other than
current shareholders, $1,163;           compensation to dealers,
$2,393; compensation to sales           personnel,$7,655;
seminars and meetings, $598; travel and           entertainment,
$1,296; general and administrative, $5,005;           telephone,
$208; and occupancy and equipment rental, $447.

               During the period from April 30, 1996 (the date on
which           Class C shares of Ivy Bond Fund were first
offered for sale to           the public) to December 31, 1996,
IMDI expended the following           amounts in marketing Class
C shares of Ivy Bond Fund:            advertising, $36; printing
and mailing of prospectuses to persons           other than
current shareholders, $48; compensation to dealers, $100; compensation to sales personnel,$319; seminars and meetings, $25; travel and entertainment, $54; general and administrative, $208; telephone, $9; and occupancy and equipment rental, $19.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
A shares of Ivy           Emerging Growth Fund:  advertising,
$9,484; printing and mailing           of prospectuses to persons
other than current shareholders,           $24,286; compensation
to dealers, $97,151; compensation to sales personnel,$80,452; seminars and meetings, $24,288; travel and entertainment, $13,946; general and administrative, $46,004;
         telephone, $2,246; and occupancy and equipment rental, $4,910.


               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
B shares of Ivy           Emerging Growth Fund:  advertising,
$4,348; printing and mailing           of prospectuses to persons
other than current shareholders,           $11,135; compensation
to dealers, $44,542; compensation to sales personnel,$36,885; seminars and meetings, $11,135; travel and entertainment, $6,394; general and administrative, $21,092;
        telephone, $1,030; and occupancy and equipment rental, $2,251.


               During the period April 30, 1996 (the date on
which Class C           shares of Ivy Emerging Growth Fund were
first offered for sale to           the public) to December 31,
1996, IMDI expended the following           amounts in marketing
Class C shares of Ivy Emerging Growth Fund:
advertising, $183; printing and mailing of prospectuses to
  persons other than current shareholders, $468; compensation to dealers, $1,871; compensation to sales personnel,$1,549;
seminars           and meetings, $468; travel and entertainment,
$269; general and












          administrative, $886; telephone, $43; and occupancy and
equipment           rental, $95.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
A shares of Ivy           Growth Fund:  advertising, $53,668;
printing and mailing of           prospectuses to persons other
than current shareholders, $56,119;           compensation to
dealers, $115,522; compensation to sales
personnel,$462,760; seminars and meetings, $28,881; travel and entertainment, $79,205; general and administrative,
$291,709;           telephone, $12,719; and occupancy and
equipment rental, $27,455.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
B shares of Ivy           Growth Fund:  advertising, $582;
printing and mailing of           prospectuses to persons other
than current shareholders, $609;           compensation to
dealers, $1,254; compensation to sales
personnel,$5,021; seminars and meetings, $313; travel and entertainment, $859; general and administrative, $3,165; telephone, $138; and occupancy and equipment rental, $298.

               During the period April 30, 1996 (the date on
which Class C           shares of Ivy Growth Fund were first
offered for sale to the           public) to December 31, 1996,
IMDI expended the following amounts           in marketing Class
C shares of Ivy Growth Fund:  advertising, $5;           printing
and mailing of prospectuses to persons other than
current shareholders, $5; compensation to dealers, $11; compensation to sales personnel,$45; seminars and meetings, $3;
       travel and entertainment, $8; general and administrative,
$28;           telephone, $1; and occupancy and equipment rental,
$3.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
A shares of Ivy           Growth with Income Fund:  advertising,
$10,965; printing and           mailing of prospectuses to
persons other than current           shareholders, $12,055;
compensation to dealers, $55,582;           compensation to sales
personnel,$94,776; seminars and meetings,           $13,895;
travel and entertainment, $16,188; general and administrative, $60,038; telephone, $2,600; and occupancy and equipment rental, $5,608.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
B shares of Ivy           Growth with Income Fund:  advertising,
$2,039; printing and           mailing of prospectuses to persons
other than current           shareholders, $2,242; compensation
to dealers, $10,337;           compensation to sales
personnel,$17,625; seminars and meetings,           $2,584;
travel and entertainment, $3,010; general and administrative, $11,165; telephone, $484; and occupancy and equipment rental, $1,043.

               During the period April 30, 1996 (the date on
which Class C           shares of Ivy Growth with Income Fund
were first offered for sale












          to the public) to December 31, 1996, IMDI expended the
following           amounts in marketing Class C shares of Ivy
Growth with Income           Fund:  advertising, $1; printing and
mailing of prospectuses to           persons other than current
shareholders, $2; compensation to           dealers, $7;
compensation to sales personnel, $12; seminars and meetings, $2; travel and entertainment, $2; general and administrative, $8; telephone, $0; and occupancy and equipment rental, $1.

               Each Plan may be amended at any time with respect
to the           class of shares of the Fund to which the Plan
relates by vote of           the Trustees, including a majority
of the Independent Trustees,           cast in person at a
meeting called for the purpose of considering           such
amendment.  Each Plan may be terminated at any time with
respect to the class of shares of the particular Fund to which the Plan relates, without payment of any penalty, by vote
of a           majority of the Independent Trustees, or by vote
of a majority of           the outstanding voting securities of
that class.

               If the Distribution Agreement or the Distribution
Plans are           terminated (or not renewed) with respect to
any of the Ivy           Mackenzie Funds (or class of shares
thereof) ,each may continue           in effect with respect to
any other fund (or Class of shares           thereof) as to which
they have not been terminated (or have been           renewed).


          CUSTODIAN

               Pursuant to a Custodian Agreement with the Trust,
Brown           Brothers Harriman & Co. (the "Custodian"), a
private bank and           member of the principal securities
exchanges, located at 40 Water           Street, Boston,
Massachusetts 02109 (the "Custodian"), maintains
custody of the assets of each Fund held in the United States.
      Rules adopted under the 1940 Act permit the Trust to
maintain its           foreign securities and cash in the custody
of certain eligible           foreign banks and securities
depositories.  Pursuant to those           rules, Brown Brothers
has entered into subcustodial agreements           for the
holding of each Fund's foreign securities.  With respect
to each Fund, Brown Brothers may receive, as partial payment for its services, a portion of the Trust's brokerage
business,           subject to its ability to provide best price
and execution.

          FUND ACCOUNTING SERVICES

               Pursuant to a Fund Accounting Services Agreement,
MIMI           provides certain accounting and pricing services
for each Fund.            As compensation for those services, Ivy
Bond Fund pays MIMI a           monthly fee plus out-of-pocket
expenses as incurred.  The monthly           fee is based upon
the net assets of the particular Fund at the           preceding
month end at the following rates:  $1,000 when the net
assets are less than $20 million; $1,500 when the net assets are
        $20 to $75 million; $4,000 when the net assets are $75 to
$100           million; and $6,000 when the net assets are over
$100 million.              As compensation for those services,
Ivy Growth Fund, Ivy Growth












          with Income Fund and Ivy Emerging Growth Fund each pays
MIMI a           monthly fee plus out-of-pocket expenses as
incurred.  The monthly           fee is based upon the net assets
of the particular Fund at the           preceding month end at
the following rates: $1,250 when net           assets are $10
million and under; $2,500 when net assets are $20           over
$10 million to $40 million; $5,000 when net assets are over
   $40 million to $75 million; and $6,500 when net assets are
over           $75 million.

               For the fiscal year ended June 30, 1994, the six
months           ended December 31, 1994 and the fiscal years
ended December 31,           1995 and 1996, Ivy Bond Fund paid
$85,737, $45,015, $102,160 and           $95,017, respectively,
to MIMI under such agreement.  During the           fiscal years
ended December 31, 1994, 1995 and 1996, Ivy Emerging
Growth Fund paid MIMI $31,948, $45,324 and $89,558, respectively, under such agreement.  During the fiscal years ended
December 31,           1994, 1995 and 1996, Ivy Growth Fund paid
MIMI $103,232, $103,945           and $131,740, respectively
under such agreement.  During the           fiscal years ended
December 31, 1994, 1995 and 1996, Ivy Growth           with
Income Fund paid MIMI $33,702, $60,915 and $87,182,
respectively, pursuant to such agreement.

          TRANSFER AGENT AND DIVIDEND PAYING AGENT

               Pursuant to a Transfer Agency and Shareholder
Service           Agreement, IMSC, a wholly owned subsidiary of
MIMI, is the           transfer agent for each Fund.  Each Fund
(except for Ivy Bond           Fund) pays a monthly fee at an
annual rate of $20.00 per open           account.  Ivy Bond Fund
pays $20.75 per open account for Class A,           Class B and
Class C and $10.25 per open account for Class I.  In
addition, each Fund pays a monthly fee at an annual rate of $4.48 per account that is closed plus certain out-of-pocket
expenses.            Such fees and expenses for the fiscal year
ended December 31,           1996 for Ivy Bond Fund, Ivy Emerging
Growth Fund, Ivy Growth Fund           and Ivy Growth with Income
Fund totalled $189,205, $206,456,           $897,128 and
$233,399, respectively.  Certain broker-dealers that
maintain shareholder accounts with a Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account
were opened           by their beneficial owners directly.  IMSC
pays such broker-          dealers a per account fee for each
open account within the           omnibus account, or a fixed
rate (e.g., .10%) fee, based on the           average daily net
asset value of the omnibus account (or a           combination
thereof).

          ADMINISTRATOR

               Pursuant to an Administrative Services Agreement,
MIMI           provides certain administrative services to each
Fund.  As           compensation for these services, each Fund
(except for Ivy Bond           Fund with respect to its Class I
shares only) pays MIMI a monthly           fee at the annual rate
of .10% of that Fund's average daily net           assets.  Ivy
Bond Fund pays MIMI a monthly fee at the annual rate












          of .01% of its average daily net assets for Class I.
Such fees           for the fiscal year ended December 31, 1996
for Ivy Bond Fund,           Ivy Emerging Growth Fund, Ivy Growth
Fund and Ivy Growth with           Income Fund totalled $104,220,
$77,362, $306,868 and $74,038,           respectively.

               Outside of providing administrative services to
the Trust,           as described above, MIMI may also act on
behalf of IMDI in paying           commissions to broker-dealers
with respect to sales of Class B           and Class C shares of
each Fund.

          AUDITORS

               Coopers & Lybrand L.L.P., independent certified
public           accountants, 200 East Las Olas Boulevard, Suite
1700, Ft.           Lauderdale, Florida 33301, has been selected
as auditors for the           Trust.  The audit services
performed by Coopers & Lybrand L.L.P.,           include audits
of the annual financial statements of each of the           funds
of the Trust.  Other services provided principally relate
 to filings with the SEC and the preparation of the Funds' tax returns.

                           CAPITALIZATION AND VOTING RIGHTS

               Ivy Bond Fund results from a reorganization of
Mackenzie           Fixed Income Trust, a series of Mackenzie
Series Trust, which           reorganization was approved by
shareholders of the Fund on           December 15, 1994.  The
capitalization of the Trust consists of           an unlimited
number of shares of beneficial interest (no par           value
per share).  When issued, shares of each class of each Fund
   are fully paid, non-assessable, redeemable and fully transferable. No class of shares of a Fund has preemptive rights or subscription rights.

               The Amended and Restated Declaration of Trust
permits the           Trustees to create separate series or
portfolios and to divide           any series or portfolio into
one or more classes.  The Trustees           have authorized
eighteen series, each of which represents a fund.            The
Trustees have further authorized the issuance of Classes A, B and C for Ivy Global Fund, Ivy Growth Fund, Ivy Emerging
Growth           Fund, Ivy Growth with Income Fund, Ivy Money
Market Fund, Ivy           China Region Fund, Ivy Latin America
Strategy Fund, Ivy New           Century Fund, Ivy International
Fund, Ivy Canada Fund, Ivy Bond           Fund, Ivy Global
Science & Technology Fund, Ivy Global Natural           Resources
Fund, Ivy International Small Companies Fund, Ivy Asia
Pacific Fund, Ivy International Fund II (expected effective date of May 13, 1997), Ivy Pan-Europe Fund (expected effective
date of           May 13, 1997) and Ivy International Bond Fund,
as well Class I           for Ivy International Fund, Ivy
International Fund II (expected           effective date of May
13, 1997), Ivy Global Science & Technology           Fund, Ivy
International Small Companies Fund and Ivy Bond Fund,
and Class D for Ivy Growth with Income Fund. [FN][The Class D shares of Ivy Growth with Income Fund were initially issued
as           "Ivy Growth with Income Fund -- Class C" to
shareholders of












          Mackenzie Growth & Income Fund, a former series of the
Company,           in connection with the reorganization between
that fund and Ivy           Growth with Income Fund, and are not
offered for sale to the           public.  On February 29, 1996,
the Trustees of the Trust resolved           by written consent
to establish a new class of shares designated           as "Class
C" for all Ivy Fund portfolios, and to redesignate the
shares of beneficial interest of "Ivy Growth with Income Fund--
      Class C" as shares of beneficial interest of "Ivy Growth
with           Income Fund--Class D," which establishment and
redesignation,           respectively, became effective on April
30, 1996. The voting,           dividend, liquidation and other
rights, preferences, powers,           restrictions, limitations,
qualifications, terms and conditions           of the Class D
shares of Ivy Growth with Income Fund, as set           forth in
Ivy Fund's Declaration of Trust, as amended from time to time, will not be changed by this redesignation.]

               Shareholders have the right to vote for the
election of           Trustees of the Trust and on any and all
matters on which they           may be entitled to vote by law or
by the provisions of the           Trust's By-Laws.  The Trust is
not required to hold a regular           annual meeting of
shareholders, and it does not intend to do so.            Shares
of each class of each Fund entitle their holders to one
vote per share (with proportionate voting for fractional shares).
          Shareholders of a Fund are entitled to vote alone on
matters that           only affect that Fund.  All classes of
shares of a Fund will vote           together, except with
respect to the distribution plan applicable           to that
Fund's Class A, Class B or Class C shares or when a class
 vote is required by the 1940 Act.  On matters relating to all funds of the Trust, but affecting the funds differently,
separate           votes by the shareholders of each fund are
required.  Approval of           an investment advisory agreement
and a change in fundamental           policies would be regarded
as matters requiring separate voting           by the
shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled
to vote           on that matter.  Matters that affect the Trust
in general, such           as ratification of the selection of
independent public           accountants, will be voted upon
collectively by the shareholders           of all funds of the
Trust.

               As used in this SAI and the Prospectus, the phrase
"majority           vote of the outstanding shares" of a Fund
means the vote of the           lesser of:  (1) 67% of the shares
of that Fund (or of the Trust)           present at a meeting if
the holders of more than 50% of the           outstanding shares
are present in person or by proxy; or (2) more           than 50%
of the outstanding shares of that Fund (or of the Trust).

               With respect to the submission to shareholder vote
of a           matter requiring separate voting by a Fund, the
matter shall have           been effectively acted upon with
respect to that Fund if a           majority of the outstanding
voting securities of that Fund votes           for the approval
of the matter, notwithstanding that:  (1) the           matter
has not been approved by a majority of the outstanding












          voting securities of any other fund of the Trust; or
(2) the           matter has not been approved by a majority of
the outstanding           voting securities of the Trust.

               The Amended and Restated Declaration of Trust
provides that           the holders of not less than two-thirds
of the outstanding shares           of the Trust may remove a
person serving as trustee either by           declaration in
writing or at a meeting called for such purpose.            The
Trustees are required to call a meeting for the purpose of
  considering the removal of a person serving as Trustee if
   requested in writing to do so by the holders of not less than
10%           of the outstanding shares of the Trust.
Shareholders will be           assisted in communicating with
other shareholders in connection           with the removal of a
Trustee as if Section 26(c) of the Act were           applicable.

               The Trust's shares do not have cumulative voting
rights and           accordingly the holders of more than 50% of
the outstanding           shares could elect the entire Board, in
which case the holders of           the remaining shares would
not be able to elect any Trustees.

               To the knowledge of the Trust, as of March 31,
1997, no           shareholder owned beneficially or of record 5%
or more of any           Fund's outstanding Class A shares.

               To the knowledge of the Trust, as of March 31,
1997, no           shareholder owned beneficially or of record 5%
or more of any           Fund's outstanding Class B shares,
except that: of the           outstanding Class B shares of Ivy
Bond Fund, Merrill Lynch Pierce           Fenner & Smith, 4800
Deer Lake Drive E, 3rd Floor, Jacksonville,           FL 32246,
owned of record 37,887.000 shares (6.03%); of the
outstanding Class B shares of Ivy  Emerging Growth Fund, Merrill
        Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd
Floor,           Jacksonville, FL 32246, owned of record
192,598.000 shares           (12.60%); and of the outstanding
Class B shares of Ivy Growth           Fund, IBT (custodian) FBO
G. Pattyson, P.O. Box 11, Terrace Bay,           Ontario, Canada
POT 2WO, owned of record 16,058.530 shares           (7.38%).

               To the knowledge of the Trust, as of March 31,
1997, no           shareholder owned beneficially or of record 5%
or more of any           Fund's outstanding Class C shares,
except that: of the           outstanding Class C shares of Ivy
Bond Fund, Eva Realty Company,           3450 N Lake Shore Drive
#3806, Chicago, IL 60657, owned of record           32,617.075
shares (28.97%), Merrill Lynch Pierce Fenner & Smith,
4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,158,000 shares (23.23%), and Painewebber FBO
         Hofstein & Widman PC 401(k) PSP, 1601 Market Street,
Suite #700,           Philadelphia, PA 19103, owned of record
5,979.029 shares (5.31%);           of the outstanding Class C
shares of Ivy  Emerging Growth Fund,           Merrill Lynch
Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd
Floor, Jacksonville, FL 32246, owned of record 88,670.000 shares
        (34.83%); of the outstanding Class C shares of Ivy Growth
Fund,           Wexford Clearing Services Corp FBO Rafter L.
Cattle Co., HRC 77












          #441, Uvalde, TX 78801, owned of record 4,496.509
shares           (81.59%), Antionette Tafrow, 64 Barbara Drive,
Trenton, NJ 08619,           owned of record 293.300 (5.32%), and
The Ohio Company FBO J.           Finnigan, 155 East Broad
Street, Columbus, OH 45255, owned of           record 276.243
shares (5.01%); and of the outstadning Class C           shares
of Ivy Growth with Income Fund, Anthony L. and Marie E.
Bassano JT TEN, 8934 Bari Court, Port Richie, FL 34668, owned of record 2,833.174 shares (47.54%), Marsha L. Yarbrough,
Route 2,           Box 548, West Blocton, AL 36184, owned of
record 1,727.854 shares           (28.99%), and IBT (custodian)
FBO Royce G. Darby, 4760 S 35th           Street, Greenfield, WI
53221, owned of record 881.587 (14.79%).

               As of March 31, 1997, there were no Class I shares
of Ivy           Bond Fund outstanding.

               Under Massachusetts law, the Trust's shareholders
could,           under certain circumstances, be held personally
liable for the           obligations of the Trust.  However, the
Amended and Restated           Declaration of Trust disclaims
liability of the shareholders,           Trustees or officers of
the Trust for acts or obligations of the           Trust, which
are binding only on the assets and property of the
Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the
Trust           or its Trustees.  The Amended and Restated
Declaration of Trust           provides for indemnification out
of Fund property for all loss           and expense of any
shareholder of a Fund held personally liable           for the
obligations of that Fund.  The risk of a shareholder of
the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust
itself           would be unable to meet its obligations and,
thus, should be           considered remote.  No series of the
Trust is liable for the           obligations of any other series
of the Trust.  However, because           the Prospectus pertains
to more than one Fund, it is possible           that one of the
Funds to which the Prospectus pertains might           become
liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning any other Fund to which the Prospectus pertains.

                                   NET ASSET VALUE

               The share price, or value, for the separate
Classes of           shares of a Fund is called the net asset
value per share.  The           net asset value per share of a
Fund is computed by dividing the           value of the assets of
that Fund, less its liabilities, by the           number of
shares of the particular Fund outstanding.  For
purposes of determining the aggregate net assets of a Fund, cash and receivables will be valued at their realizable
amounts.  A           security listed or traded on a recognized
stock exchange or           NASDAQ is valued at its last sale
price on the principal exchange           on which the security
is traded.  The value of a foreign security           is
determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as
of           the close of regular trading on the Exchange, if
that is earlier,           and that value is then converted into
its U.S. dollar equivalent












          at the foreign exchange rate in effect at noon, eastern
time, on           the day the value of the foreign security is
determined.  If no           sale is reported at that time, the
average between the current           bid and asked price is
used.  All other securities for which OTC           market
quotations are readily available are valued at the average
  between the current bid and asked price.  Interest will be recorded as accrued.  Securities and other assets for which market prices are not readily available are valued at fair
value           as determined by IMI and approved in good faith
by the Board.            Money market instruments of the Fund are
valued at amortized           cost, which approximates money
market value.

               A Fund's liabilities are allocated between its
Classes.  The           total of such liabilities allocated to a
Class plus that Class's           distribution fee and any other
expenses specially allocated to           that Class are then
deducted from the Class's proportionate           interest in
that Fund's assets, and the resulting amount for each Class is divided by the number of shares of that Class outstanding to produce the net asset value per share.

               Portfolio securities are valued and net asset
value per           share is determined as of the close of
regular trading on the           Exchange (normally 4:00 p.m.,
eastern time), every Monday through           Friday (exclusive
of national business holidays).  The Trust's           offices
will be closed, and net asset value will not be
calculated, on the following national business holidays:  New
     Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.            On those days when either or both of the Funds'
Custodian or the           Exchange close early as a result of
such day being a partial           holiday or otherwise, the
Trust reserves the right to advance the           time on that
day by which purchase and redemption requests must           be
received.

               When a Fund writes an option, an amount equal to
the premium           received by that Fund is included in that
Fund's Statement of           Assets and Liabilities as an asset
and as an equivalent           liability.  The amount of the
liability will be subsequently           marked-to-market daily
to reflect the current market value of the           option
written.  The current market value of a written option is
 the last sale on the principal exchange on which such option is traded or, in the absence of a sale, the last offering price.

               The premium paid by a Fund for the purchase of a
call or a           put option will be deducted from its assets
and an equal amount           will be included in the asset
section of that Fund's Statement of           Assets and
Liabilities as an investment and subsequently adjusted
to the current market value of the option.  For example, if the current market value of the option exceeds the premium
paid, the           excess would be unrealized appreciation and,
conversely, if the           premium exceeds the current market
value, such excess would be           unrealized depreciation.
The current market value of a purchased           option will be
the last sale price on the principal exchange on           which
the option is traded or, in the absence of a sale, the last












          bid price.  If a Fund exercises a call option which it
has           purchased, the cost of the security which that Fund
purchased           upon exercise will be increased by the
premium originally paid.

               The sale of shares of a Fund will be suspended
during any           period when the determination of its net
asset value is suspended           pursuant to rules or orders of
the SEC and may be suspended by           the Board whenever in
its judgment it is in the best interest of           the
particular Fund to do so.

                                  PORTFOLIO TURNOVER

               Each Fund purchases securities that are believed
by IMI to           have above average potential for capital
appreciation.  Common           stocks are disposed of in
situations where it is believed that           potential for such
appreciation has lessened or that other common           stocks
have a greater potential.  Therefore, a Fund may purchase
 and sell securities without regard to the length of time the security is to be, or has been, held.  A change in
securities           held by a Fund is known as "portfolio
turnover" and may involve           the payment by that Fund of
dealer markup or underwriting           commission and other
transaction costs on the sale of securities,           as well as
on the reinvestment of the proceeds in other
securities.  A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio
securities           for the most recently completed fiscal year
by the monthly           average of the value of the portfolio
securities owned by the           Fund during that year.  For
purposes of determining a Fund's           portfolio turnover
rate, all securities whose maturities at the           time of
acquisition were one year or less are excluded. The annual portfolio turnover rates for the Funds are provided in the
         Prospectus under "The Funds' Financial Highlights."

                                     REDEMPTIONS

               Shares of each Fund are redeemed at their net
asset value           next determined after a proper redemption
request has been           received by IMSC, less any applicable
CDSC.

               Unless a shareholder requests that the proceeds of
any           redemption be wired to his or her bank account,
payment for           shares tendered for redemption is made by
check within seven days           after tender in proper form,
except that the Trust reserves the           right to suspend the
right of redemption or to postpone the date           of payment
upon redemption beyond seven days, (i) for any period
during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the
Exchange is           restricted, (ii) for any period during
which an emergency exists           as determined by the SEC as a
result of which disposal of           securities owned by a Fund
is not reasonably practicable or it is           not reasonably
practicable for the Fund to fairly determine the           value
of its net assets, or (iii) for such other periods as the
 SEC may by order permit for the protection of shareholders of a Fund.












               Under unusual circumstances, when the Board deems
it in the           best interest of a Fund's shareholders, the
Fund may make payment           for shares repurchased or
redeemed in whole or in part in           securities of that Fund
taken at current values.  If any such           redemption in
kind is to be made, each Fund intends to make an
election pursuant to Rule 18f-1 under the 1940 Act.  This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption
involves           less than $250,000 (or 1% of that Fund's net
asset value at the           beginning of each 90-day period
during which such redemptions are           in effect, if that
amount is less than $250,000).  Should payment           be made
in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

               The Trust may redeem those accounts of
shareholders who have           maintained an investment,
including sales charges paid, of less           than $1,000 in a
Fund for a period of more than 12 months.  All           accounts
below that minimum will be redeemed simultaneously when
MIMI deems it advisable.  The $1,000 balance will be determined by actual dollar amounts invested by the shareholder,
unaffected           by market fluctuations.  The Trust will
notify any such           shareholder by certified mail of its
intention to redeem such           account, and the shareholder
shall have 60 days from the date of           such letter to
invest such additional sums as shall raise the           value of
such account above that minimum.  Should the shareholder
fail to forward such sum within 60 days of the date of the
  Trust's letter of notification, the Trust will redeem the
shares           held in such account and transmit the redemption
in value thereof           to the shareholder.  However, those
shareholders who are           investing pursuant to the
Automatic Investment Method will not be           redeemed
automatically unless they have ceased making payments
pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months'
notice           by the Trust before such redemption.
Shareholders in a qualified           retirement, pension or
profit sharing plan who wish to avoid tax           consequences
must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

               If a shareholder has given authorization for
telephonic           redemption privilege, shares can be redeemed
and proceeds sent by           Federal wire to a single
previously designated bank account.            Delivery of the
proceeds of a wire redemption request of $250,000           or
more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions.  The Trust reserves the right to change this minimum or to terminate
the           telephonic redemption privilege without prior
notice.  The Trust           cannot be responsible for the
efficiency of the Federal wire           system of the
shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

               Each Fund employs reasonable procedures that
require           personal identification prior to acting on
redemption or exchange












          instructions communicated by telephone to confirm that
such           instructions are genuine.  In the absence of such
instructions, a           Fund may be liable for any losses due
to unauthorized or           fraudulent telephone instructions.

                             CONVERSION OF CLASS B SHARES

               As described in the Prospectus, Class B shares of
each Fund           will automatically convert to Class A shares
of the respective           Fund, based on the relative net asset
values per share of the two           classes, no later than the
month following the eighth anniversary           of the initial
issuance of such Class B shares of the particular           Fund
occurs.  For the purpose of calculating the holding period
  required for conversion of Class B shares, the date of initial issuance shall mean:  (1) the date on which such Class B
shares           were issued, or (2) for Class B shares obtained
through an           exchange, or a series of exchanges, (subject
to the exchange           privileges for Class B shares) the date
on which the original           Class B shares were issued.  For
purposes of conversion of           Class B shares, Class B
shares purchased through the reinvestment           of dividends
and capital gain distributions paid in respect of           Class
B shares will be held in a separate sub-account.  Each time
   any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A
shares,           a pro rata portion of the Class B shares in the
sub-account will           also convert to Class A shares.  The
portion will be determined           by the ratio that the
shareholder's Class B shares converting to           Class A
shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                       TAXATION

               The following is a general discussion of certain
tax rules           thought to be applicable with respect to the
Funds.  It is merely           a summary and is not an exhaustive
discussion of all possible           situations or of all
potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in the Funds.

               Each Fund intends to be taxed as a regulated
investment           company under Subchapter M of the Code.
Accordingly, each Fund           must, among other things, (a)
derive in each taxable year at           least 90% of its gross
income from dividends, interest, payments           with respect
to certain securities loans, and gains from the sale           or
other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of
investing           in such stock, securities or currencies; (b)
derive in each           taxable year less than 30% of its gross
income from the sale or           other disposition of certain
assets held less than three months,           namely:  (i) stock
or securities; (ii) options, futures, or           forward
contracts (other than those on foreign currencies); or
(iii) foreign currencies (or options, futures, or forward












          contracts on foreign currencies) that are not directly
related to           the particular Fund's principal business of
investing in stock or           securities (or options and
futures with respect to stock or           securities) (the "30%
Limitation"); and (c) diversify its           holdings so that,
at the end of each fiscal quarter, (i) at least           50% of
the market value of the particular Fund's assets is
represented by cash, U.S. Government securities, the securities of other regulated investment companies and other
securities,           with such other securities limited, in
respect of any one issuer,           to an amount not greater
than 5% of the value of the particular           Fund's total
assets and 10% of the outstanding voting securities           of
such issuer, and (ii) not more than 25% of the value of its
   total assets is invested in the securities of any one issuer
       (other than U.S. Government securities and the securities
of           other regulated investment companies).

               As a regulated investment company, each Fund
generally will           not be subject to U.S. Federal income
tax on its income and gains           that it distributes to
shareholders, if at least 90% of its           investment company
taxable income (which includes, among other           items,
dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

               Amounts not distributed on a timely basis in
accordance with           a calendar year distribution
requirement are subject to a           nondeductible 4% excise
tax at the Fund level.  To avoid the tax,           each Fund
must distribute during each calendar year, (1) at least
98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98%
of its           capital gains in excess of its capital losses
(adjusted for           certain ordinary losses) for a one-year
period generally ending           on October 31 of the calendar
year, and (3) all ordinary income           and capital gains for
previous years that were not distributed           during such
years.  To avoid application of the excise tax, each
Fund intends to make distributions in accordance with the
 calendar year distribution requirements.  A distribution will be treated as paid on December 31 of the current calendar
year if it           is declared by the particular Fund in
October, November or           December of the year with a record
date in such a month and paid           by that Fund during
January of the following year.  Such           distributions will
be taxable to shareholders in the calendar           year the
distributions are declared, rather than the calendar year in which the distributions are received.

          OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

               The taxation of equity options and OTC options on
debt           securities is governed by Code section 1234.
Pursuant to Code           section 1234, the premium received by
a Fund for selling a put or           call option is not included
in income at the time of receipt.  If           the option
expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or
loss.  If a           call option written by a Fund is exercised,
thereby requiring the           Fund to sell the underlying
security, the premium will increase           the amount realized
upon the sale of such security and any           resulting gain
or loss will be a capital gain or loss, and will           be
long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting
gain or           loss will be a capital gain or loss, and will
be long-term or           short-term, depending upon the holding
period of the option.  If           the option expires, the
resulting loss is a capital loss and is           long-term or
short-term, depending upon the holding period of the
option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the
purchased           security and, in the case of a put option,
reduces the amount           realized on the underlying security
in determining gain or loss.

               Some of the options, futures and foreign currency
forward           contracts in which a Fund may invest may be
"section 1256           contracts."  Gains (or losses) on these
contracts generally are           considered to be 60% long-term
and 40% short-term capital gains           or losses; however, as
described below, foreign currency gains or           losses
arising from certain section 1256 contracts are ordinary
in character.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates
prescribed           in the Code) are "marked-to-market" with the
result that           unrealized gains or losses are treated as
though they were           realized.

               The transactions in options, futures and forward
contracts           undertaken by a Fund may result in
"straddles" for Federal income           tax purposes.  The
straddle rules may affect the character of           gains or
losses realized by a Fund.  In addition, losses realized
by a Fund on positions that are part of a straddle may be
 deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable
year in           which such losses are realized.  Because only a
few regulations           implementing the straddle rules have
been promulgated, the           consequences of such transactions
to a Fund are not entirely           clear.  The straddle rules
may increase the amount of short-term           capital gain
realized by a Fund, which is taxed as ordinary           income
when distributed to shareholders.

               A Fund may make one or more of the elections
available under           the Code which are applicable to
straddles.  If a Fund makes any           of the elections, the
amount, character and timing of the           recognition of
gains or losses from the affected straddle           positions
will be determined under rules that vary according to
the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of
gains or           losses from the affected straddle positions.

               Because application of the straddle rules may
affect the           character of gains or losses, defer losses
and/or accelerate the












          recognition of gains or losses from the affected
straddle           positions, the amount which must be
distributed to shareholders           as ordinary income or long-
term capital gain may be increased or           decreased
substantially as compared to a fund that did not engage in such transactions.

               The 30% Limitation and the diversification
requirements           applicable to a Fund's assets may limit
the extent to which a           Fund will be able to engage in
transactions in options, futures           and forward contracts.

          CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

               Gains or losses attributable to fluctuations in
exchange           rates which occur between the time a Fund
accrues receivables or           liabilities denominated in a
foreign currency and the time the           Fund actually
collects such receivables or pays such liabilities
generally are treated as ordinary income or ordinary loss.
   Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain
options,           futures and forward contracts, gains or losses
attributable to           fluctuations in the value of the
foreign currency between the           date of acquisition of the
security or contract and the date of           disposition also
are treated as ordinary gain or loss.  These           gains and
losses, referred to under the Code as "section 988"
gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed
to           its shareholders as ordinary income.

          INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

               A Fund may invest in shares of foreign
corporations which           may be classified under the Code as
passive foreign investment           companies ("PFICs").  In
general, a foreign corporation is           classified as a PFIC
if at least one-half of its assets           constitute
investment-type assets, or 75% or more of its gross
income is investment-type income.  If a Fund receives a so-called
         "excess distribution" with respect to PFIC stock, the
Fund itself           may be subject to a tax on a portion of the
excess distribution,           whether or not the corresponding
income is distributed by the           Fund to shareholders.  In
general, under the PFIC rules, an           excess distribution
is treated as having been realized ratably           over the
period during which a Fund held the PFIC shares.  A Fund
itself will be subject to tax on the portion, if any, of an
   excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax,
as if the           tax had been payable in such prior taxable
years.  Certain           distributions from a PFIC as well as
gain from the sale of PFIC           shares are treated as excess
distributions.  Excess distributions           are characterized
as ordinary income even though, absent           application of
the PFIC rules, certain excess distributions might           have
been classified as capital gain.

               A Fund may be eligible to elect alternative tax treatment












          with respect to PFIC shares.  Under an election that
currently is           available in some circumstances, a Fund
generally would be           required to include in its gross
income its share of the earnings           of a PFIC on a current
basis, regardless of whether distributions           are received
from the PFIC in a given year.  If this election           were
made, the special rules, discussed above, relating to the
 taxation of excess distributions, would not apply.  In addition, other elections may become available that would affect
the tax           treatment of PFIC shares held by a Fund.

          DEBT SECURITIES ACQUIRED AT A DISCOUNT

               Some of the debt securities (with a fixed maturity
date of           more than one year from the date of issuance)
that may be           acquired by a Fund may be treated as debt
securities that are           issued originally at a discount.
Generally, the amount of the           original issue discount
("OID") is treated as interest income and           is included
in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

               If a Fund invests in certain high yield original
issue           discount obligations issued by corporations, a
portion of the           original issue discount accruing on the
obligation may be           eligible for the deduction for
dividends received by           corporations.  In such event,
dividends of investment company           taxable income received
from the Fund by its corporate           shareholders, to the
extent attributable to such portion of           accrued original
issue discount, may be eligible for this           deduction for
dividends received by corporations if so designated           by
the Fund in a written notice to shareholders.

               Some of the debt securities (with a fixed maturity
date of           more than one year from the date of issuance)
that may be           acquired by a Fund in the secondary market
may be treated as           having market discount.  Generally,
gain recognized on the           disposition of, and any partial
payment of principal on, a debt           security having market
discount is treated as ordinary income to           the extent
the gain, or principal payment, does not exceed the
"accrued market discount" on such debt security.  In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.
Market           discount generally accrues in equal daily
installments.  A Fund           may make one or more of the
elections applicable to debt           securities having market
discount, which could affect the           character and timing
of recognition of income.

               Some debt securities (with a fixed maturity date
of one year           or less from the date of issuance) that may
be acquired by a Fund           may be treated as having
acquisition discount, or OID in the case           of certain
types of debt securities.  Generally, a Fund will be
required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of
that           amount is not received until a later time, usually
when the debt












          security matures.  A Fund may make one or more of the
elections           applicable to debt securities having
acquisition discount, or           OID, which could affect the
character and timing of recognition           of income.

               A Fund generally will be required to distribute
dividends to           shareholders representing discount on debt
securities that is           currently includible in income, even
though cash representing           such income may not have been
received by a Fund.  Cash to pay           such dividends may be
obtained from sales proceeds of securities           held by a
Fund.

          DISTRIBUTIONS

               Distributions of investment company taxable income
are           taxable to a U.S. shareholder as ordinary income,
whether paid in           cash or shares.  Dividends paid by a
Fund to a corporate           shareholder, to the extent such
dividends are attributable to           dividends received from
U.S. corporations by the Fund, may           qualify for the
dividends received deduction. However, the           revised
alternative minimum tax applicable to corporations may
reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are
taxable as           long-term capital gains, whether paid in
cash or in shares,           regardless of how long the
shareholder has held a Fund's shares           and are not
eligible for the dividends received deduction.
Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received
equal to the           net asset value of a share of a Fund on
the distribution date.  A           distribution of an amount in
excess of a Fund's current and           accumulated earnings and
profits will be treated by a shareholder           as a return of
capital which is applied against and reduces the
shareholder's basis in his or her shares.  To the extent that the amount of any such distribution exceeds the
shareholder's basis           in his or her shares, the excess
will be treated by the           shareholder as gain from a sale
or exchange of the shares.            Shareholders will be
notified annually as to the U.S. Federal tax           status of
distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

               If the net asset value of shares is reduced below
a           shareholder's cost as a result of a distribution by a
Fund, such           distribution generally will be taxable even
though it represents           a return of invested capital.
Shareholders should be careful to           consider the tax
implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution.  Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

          DISPOSITION OF SHARES












               Upon a redemption, sale or exchange of his or her
shares, a           shareholder will realize a taxable gain or
loss depending upon           his or her basis in the shares.
Such gain or loss will be           treated as capital gain or
loss if the shares are capital assets           in the
shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares.  Any loss realized on a redemption sale or
exchange           will be disallowed to the extent the shares
disposed of are           replaced (including through
reinvestment of dividends) within a           period of 61 days
beginning 30 days before and ending 30 days           after the
shares are disposed of.  In such a case, the basis of
the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of
Fund           shares held by the shareholder for six-months or
less will be           treated for tax purposes as a long-term
capital loss to the           extent of any distributions of
capital gain dividends received or           treated as having
been received by the shareholder with respect           to such
shares.

               In some cases, shareholders will not be permitted
to take           all or portion of their sales loads into
account for purposes of           determining the amount of gain
or loss realized on the           disposition of their shares.
This prohibition generally applies           where (1) the
shareholder incurs a sales load in acquiring the           shares
of a Fund, (2) the shares are disposed of before the 91st
 day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise
applicable sales           charge is reduced under a
"reinvestment right" received upon the           initial purchase
of Fund shares.  The term "reinvestment right"           means
any right to acquire shares of one or more regulated
investment companies without the payment of a sales load or with the payment of a reduced sales charge.  Sales charges
affected by           this rule are treated as if they were
incurred with respect to           the shares acquired under the
reinvestment right.  This provision           may be applied to
successive acquisitions of fund shares.

          FOREIGN WITHHOLDING TAXES

               Income received by a Fund from sources within a
foreign           country may be subject to withholding and other
taxes imposed by           that country.

               If more than 50% of the value of a Fund's total
assets at           the close of its taxable year consists of
securities of foreign           corporations, the Fund will be
eligible and may elect to "pass-          through" to that Fund's
shareholders the amount of foreign income           and similar
taxes paid by that Fund.  Pursuant to this election,           a
shareholder will be required to include in gross income (in
   addition to taxable dividends actually received) his or her
pro           rata share of the foreign income and similar taxes
paid by a           Fund, and will be entitled either to deduct
his or her pro rata           share of foreign income and similar
taxes in computing his or her           taxable income or to use
it as a foreign tax credit against his












          or her U.S. Federal income taxes, subject to
limitations.  No           deduction for foreign taxes may be
claimed by a shareholder who           does not itemize
deductions.  Foreign taxes generally may not be
deducted by a shareholder that is an individual in computing the alternative minimum tax.  Each shareholder will be
notified           within 60 days after the close of a Fund's
taxable year whether           the foreign taxes paid by the Fund
will "pass-through" for that           year and, if so, such
notification will designate (1) the           shareholder's
portion of the foreign taxes paid to each such           country
and (2) the portion of the dividend which represents income derived from sources within each such country.

               Generally, a credit for foreign taxes is subject
to the           limitation that it may not exceed the
shareholder's U.S. tax           attributable to his or her total
foreign source taxable income.            For this purpose, if a
Fund makes the election described in the           preceding
paragraph, the source of that Fund's income flows
through to its shareholders.  With respect to a Fund, gains from the sale of securities generally will be treated as
derived from           U.S. sources and section 988 gains will be
treated as ordinary           income derived from U.S. sources.
The limitation on the foreign           tax credit is applied
separately to foreign source passive           income, including
foreign source passive income received from a           Fund.  In
addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals.

               The foregoing is only a general description of the
foreign           tax credit under current law.  Because
application of the credit           depends on the particular
circumstances of each shareholder,           shareholders are
advised to consult their own tax advisers.

          BACKUP WITHHOLDING

               Each Fund will be required to report to the
Internal Revenue           Service ("IRS") all taxable
distributions as well as gross           proceeds from the
redemption of the particular Fund's shares,           except in
the case of certain exempt shareholders.  All such
distributions and proceeds will be subject to withholding of
    Federal income tax at a rate of 31% ("backup withholding") in
the           case of non-exempt shareholders if (1) the
shareholder fails to           furnish a Fund with and to certify
the shareholder's correct           taxpayer identification
number or social security number, (2) the           IRS notifies
the shareholder or the particular Fund that the
shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to
that           effect, or (3) when required to do so, the
shareholder fails to           certify that he or she is not
subject to backup withholding.  If           the withholding
provisions are applicable, any such distributions           or
proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

               Distributions may also be subject to additional
state, local           and foreign taxes depending on each
shareholder's particular












          situation.  Non-U.S. shareholders may be subject to
U.S. tax           rules that differ significantly from those
summarized above.            This discussion does not purport to
deal with all of the tax           consequences applicable to a
Fund or shareholders.  Shareholders           are advised to
consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                               PERFORMANCE INFORMATION

               Performance information for the classes of shares
of the           Funds may be compared, in reports and
promotional literature, to:            (i) the S&P 500 Index, the
Dow Jones Industrial Average ("DJIA"),           or other
unmanaged indices so that investors may compare each
Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the
securities           markets in general; (ii) other groups of
mutual funds tracked by           Lipper Analytical Services, a
widely used independent research           firm that ranks mutual
funds by overall performance, investment           objectives and
assets, or tracked by other services, companies,
publications or other criteria; and (iii) the Consumer Price
    Index (measure for inflation) to assess the real rate of
return           from an investment in a Fund.  Unmanaged indices
may assume the           reinvestment of dividends but generally
do not reflect deductions           or administrative and
management costs and expenses.

               In addition, the Trust may, from time to time,
include the           yield (with respect to Ivy Bond Fund only),
the average annual           total return and the cumulative
total return of shares of a Fund           in advertisements,
promotional literature or reports to           shareholders or
prospective investors.

               YIELD.  Quotations of yield for a specific Class
of shares           of a Fund will be based on all investment
income attributable to           that Class earned during a
particular 30-day (or one month)           period (including
dividends and interest), less expenses           attributable to
that Class accrued during the period ("net           investment
income"), and will be computed by dividing the net
investment income per share of that Class earned during the
   period by the maximum offering price per share (in the case of
         Class A shares) or the net asset value per share (in the
case of           Class B and Class C shares) on the last day of
the period,           according to the following formula:

                    YIELD     =    2[({(a-b)/cd} + 1){superscript
6}-1]

          Where:    a         =    dividends and interest earned
during the                                    period attributable
to a specific Class                                    of shares,

                    b         =    expenses accrued for the
period                                    attributable to that
Class (net of                                    reimbursements),

                    c         =    the average daily number of
shares of












                                   that Class outstanding during
the period                                    that were entitled
to receive dividends,                                    and

                    d         =    the maximum offering price per
share (in                                    the case of Class A
shares) or the net                                    asset value
per share (in the case of
Class B shares, Class C shares and Class
         I shares) on the last day of the period.

               The yield for Class A, Class B and Class C shares
of Ivy           Bond Fund for the 30-day period ended December
31, 1996 was           6.89%, 6.51%, and 6.45%, respectively.  As
of December 31, 1996,           there were no outstanding Class I
shares of Ivy Bond Fund.

               AVERAGE ANNUAL TOTAL RETURN.  Quotations of
standardized           average annual total return ("Standardized
Return") for a           specific Class of shares of a Fund will
be expressed in terms of           the average annual compounded
rate of return that would cause a           hypothetical
investment in that Class of a Fund made on the first
day of a designated period to equal the ending redeemable value
       ("ERV") of such hypothetical investment on the last day of
the           designated period, according to the following
formula:

                    P(1 + T){superscript n} = ERV

          Where:    P    =    a hypothetical initial payment of
$1,000 to                               purchase shares of a
specific Class

                    T    =    the average annual total return of
shares of                               that Class

                    n    =    the number of years

                    ERV  =    the ending redeemable value of a
hypothetical                               $1,000 payment made at
the beginning of the                               period.

               For purposes of the above computation for a Fund,
it is           assumed that all dividends and capital gains
distributions made           by a Fund are reinvested at net
asset value in additional shares           of the same Class
during the designated period.  In calculating           the
ending redeemable value for Class A shares and assuming
complete redemption at the end of the applicable period, the maximum 5.75% (4.75% for Ivy Bond Fund) sales charge is
deducted           from the initial $1,000 payment and, for Class
B and Class C           shares, the applicable CDSC imposed upon
redemption of Class B or           Class C shares held for the
period is deducted.  Standardized           Return quotations for
the Funds do not take into account any           required
payments for federal or state income taxes.
Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B
shares to           Class A shares at the end of the eighth year.
Standardized           Return quotations are determined to the
nearest 1/100 of 1%.












               A Fund may, from time to time, include in
advertisements,           promotional literature or reports to
shareholders or prospective           investors total return data
that are not calculated according to           the formula set
forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-
   Standardized Return; a sales charge, if deducted, would reduce the return.

               The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A,
Class           B, Class C and Class I (for Ivy Bond Fund) shares
of the Funds           for the periods indicated.  In determining
the average annual           total return for a specific Class of
shares of a Fund, recurring           fees, if any, that are
charged to all shareholder accounts are           taken into
consideration.  For any account fees that vary with           the
size of the account of a Fund, the account fee used for
purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the
particular           Fund.  Shares of Ivy Bond Fund outstanding
as of March 31, 1994           were designated Class A shares of
the Fund.  Shares of each of           Ivy Emerging Growth Fund,
Ivy Growth Fund and Ivy Growth with           Income Fund
outstanding as of October 22, 1993 have been redesignated as "Class A" shares of each respective Fund.

             IVY BOND FUND

                                         STANDARDIZED RETURN[*]
                         CLASS A[1] CLASS B[2] CLASS C[3] CLASS
I[7]

          One year ended
            December 31,
            1996:              2.93%     2.25%       N/A
N/A
          Five years ended
            December 31,
            1996:              7.67%      N/A        N/A
N/A

          Ten years ended
            December 31,
            1996:              9.30%      N/A        N/A
N/A

          Inception[#] to
            December 31,
            1996:[8]           8.73%      6.62%      7.81%
N/A


                                      NON-STANDARDIZED RETURN[**]
                           CLASS A[4] CLASS B[5] CLASS C[6] CLASS
I[7]

          One year ended
            December 31,
            1996:              8.06%     7.25%       N/A
N/A
          Five years ended












            December 31,
            1996:              8.72%      N/A        N/A
N/A

          Ten years ended
            December 31,
            1996:              9.84%      N/A        N/A
N/A

          Inception[#] to
            December 31,
            1996:[8]           9.19%      7.59%     8.81%
N/A


          _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 4.75%.                 The Standardized Return figures
for Class B and C shares                reflect the deduction of
the applicable CDSC imposed on a                redemption of
Class B or C shares held for the period.                 Class I
shares are not subject to an initial or a CDSC;
therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  Until December 31, 1994, MIMI served as investment
adviser                to Ivy Bond Fund, which until that date
was a series of                Mackenzie Series Trust.  The
inception date for the Fund                (and the Class A
shares of the Fund) was September 6, 1985;                the
inception date for the Class B and Class I shares of the
     Fund was April 1, 1994; and the inception date for the Class
              C shares of the Fund is April 30, 1996.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended December 31, 1996,
the five years ended December 31,                1996, the ten
years ended December 31, 1996 and the period                from
inception through December 31, 1996 would have been 2.93%, 7.66%, 6.88% and 1.41%, respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 2.25% and 6.62%,
respectively.  (Since the inception date for Class B shares
        of the Fund was April 1, 1994, there were no Class B
shares                outstanding for the duration of the five
year or ten year                periods ending December 31,
1996.)

          [3]  The Standardized Return figure for Class C shares
reflects                expense reimbursement.  Without expense
reimbursement, the












               Standardized Return for Class C shares for the
period from                inception through December 31, 1996
would have been 7.81%.                 (Since the inception date
for Class C shares of the Fund was                April 30, 1996,
there were no Class C shares outstanding for                the
duration of the one year, five year or ten year periods ending December 31, 1996.)

          [4]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended December
31, 1996, the five                years ended December 31, 1996,
the ten years ended December                31, 1996 and the
period from inception through December 31,                1996
would have been 8.06%, 8.71%, 7.42% and 1.86%,
respectively.

          [5]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 7.25% and 7.59%,
respectively.  (Since the inception                date for Class
B shares of the Fund was April 1, 1994, there                were
no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1996.)

          [6]  The Non-Standardized Return figure for Class C
shares                reflects expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class C                shares for the period from inception
through December 31,                1996 would have been 8.81%.
(Since the inception date for                Class C shares of
the Fund was April 30, 1996, there were no                Class C
shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

          [7]  No Class I shares were outstanding during the time
periods                indicated.

          [8]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.

          IVY EMERGING GROWTH FUND:


                                STANDARDIZED RETURN[*]
                            CLASS A[1]    CLASS B[2]      CLASS
C[3]

          One year ended
            December 31,
            1996:              11.71%        12.65%          N/A

          Inception[#] to
            December 31,
            1996:[7]           26.69%        17.44%
(5.48%)













                             NON-STANDARDIZED RETURN[**]
                            CLASS A[4]    CLASS B[5]      CLASS
C[6]

          One year ended
            December 31,
            1996:             18.52%        17.65%           N/A

          Inception[#] to
            December 31,
            1996:[7]          28.71%        18.10%
(4.48%)


          _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 5.75%.                 The Standardized Return figures
for Class B and C shares                reflect the deduction of
the applicable CDSC imposed on a                redemption of
Class B or C shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  The inception date for Ivy Emerging Growth Fund
was March 3,                1993.  Class A shares of the Fund
were first offered for                sale to the public on April
30, 1993, and Class B shares of                the Fund were
first offered for sale to the public on                October
23, 1993. The inception date for the Class C shares of the Fund was April 30, 1996

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 11.71% and 26.65%,
respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 12.65% and 17.38%,
respectively.

          [3]  The Standardized Return figure for Class C shares
reflects                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class C
shares for the period from                inception through
December 31, 1996 would have been (5.48%).                 (Since
the inception date for Class C shares of the Fund was
  April 30, 1996, there were no Class C shares outstanding for the duration of the one year period ending December
31,                1996.)













          [4]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 18.52% and
28.67%, respectively.

          [5]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 17.65% and
18.04%, respectively.

          [6]  The Non-Standardized Return figure for Class C
shares                reflects expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class C                shares for the period from inception
through December 31,                1996 would have been (4.48%).
(Since the inception date for                Class C shares of
the Fund was April 30, 1996, there were no                Class C
shares outstanding for the duration of the one year period ending December 31, 1996.)

          [7]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.

          IVY GROWTH FUND:

                                STANDARDIZED RETURN[*]
                            CLASS A[1]    CLASS B[2]      CLASS
C[3]

          One year ended
            December 31,
            1996:            10.48%       11.02%            N/A

          Five years ended
            December 31,
            1996:            10.03%         N/A             N/A

          Ten years ended
            December 31,
            1996:            11.09%          N/A            N/A

          Inception[#] to
            December 31,
            1996:[7]         10.75%         11.36%          4.20%


                             NON-STANDARDIZED RETURN[**]
                            CLASS A[4]    CLASS B[5]      CLASS
C[6]

          One year ended
            December 31,
            1996:            17.22%        16.02%           N/A












          Five years ended
            December 31,
            1996:            11.34%          N/A            N/A

          Ten years ended
            December 31,
            1996:            11.75%          N/A            N/A

          Inception[#] to
            December 31,
            1996:[7]         10.94%       12.09%            5.20%


          _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 5.75%.                 The Standardized Return figures
for Class B and C shares                reflect the deduction of
the applicable CDSC imposed on a                redemption of
Class B or C shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  The inception date for Ivy Growth Fund (and for
Class A                shares of the Fund) was March 1, 1984. The
inception date                for Class B shares of the Fund was
October 23, 1993. The                inception date for Class C
shares of the Fund is April 30,                1996

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended December 31, 1996,
the five years ended December 31,                1996, the ten
years ended December 31, 1996 and the period                from
inception through December 31, 1996 would have been 10.48%, 9.97%, 11.06% and 10.74%, respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 11.02% and 11.28%,
respectively.  (Since the inception date for Class B shares
        of the Fund was October 23, 1993, there were no Class B
            shares outstanding for the duration of the five year
or ten                year periods ending December 31, 1996.)

          [3]  The Standardized Return figure for Class C shares
reflects                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class C
shares for the period from                inception through
December 31, 1996 would have been 4.70%.                 (Since
the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten
year periods                ending December 31, 1996.)

          [4]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended December
31, 1996, the five                years ended December 31, 1996,
the ten years ended December                31, 1996 and the
period from inception through December 31,                1996
would have been 17.22%, 11.28%, 11.72% and 10.93%,
respectively.

          [5]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 16.02% and
12.02%, respectively.  (Since the inception                date
for Class B shares of the Fund was October 23, 1993,
 there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1996.)

          [6]  The Non-Standardized Return figure for Class C
shares                reflects expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class C                shares for the period from inception
through December 31,                1996 would have been 5.20%.
(Since the inception date for                Class C shares of
the Fund was April 30, 1996, there were no                Class C
shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

          [7]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.

          IVY GROWTH WITH INCOME FUND:

                                STANDARDIZED RETURN[*]
                            CLASS A[1]    CLASS B[2]      CLASS
C[3]

          One year ended
            December 31,
            1996:             13.53%        14.59%            N/A

          Five years ended
            December 31,
            1996:             10.41%         N/A              N/A

          Ten years ended
            December 31,
            1996:             12.48%         N/A              N/A

          Inception[#] to
            December 31,
            1996:[7]          14.99%        11.58%
11.37%













                             NON-STANDARDIZED RETURN[**]
                            CLASS A[4]    CLASS B[5]      CLASS
C[6]

          One year ended
            December 31,
            1996:             20.46%        19.59%           N/A

          Five years ended
            December 31,
            1996:             11.73%         N/A             N/A

          Ten years ended
            December 31,
            1996:             13.15%         N/A             N/A

          Inception[#] to
            December 31,
            1996:[7]          15.53%         12.31%
12.37%


          _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 5.75%.                 The Standardized Return figures
for Class B and C shares                reflect the deduction of
the applicable CDSC imposed on a                redemption of
Class B or C shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  The inception date for Ivy Growth with Income Fund
(and the                Class A shares of the Fund) was April 1,
1984; the inception                date for Class B shares of the
Fund was October 23, 1993;                and the inception date
for the Class C shares of the Fund is                April 30,
1996.  The inception of Class C shares of the Fund
coincided with the redesignation as "Class D" those shares
       of Ivy Growth with Income Fund that were initially issued
as                "Ivy Growth with Income Fund -- Class C" to
shareholders of                Mackenzie Growth & Income Fund, a
former series of the                Company, in connection with
the reorganization between that                fund and Ivy
Growth with Income Fund, which shares are not offered for sale to the public.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended December 31, 1996,
the five years ended December 31,                1996, the ten
years ended December 31, 1996 and the period                from
inception through December 31, 1996 would have been 13.53%, 10.41%, 12.47% and 14.98%, respectively.

          [2] The Standardized Return figures for Class B shares reflect expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 14.59% and 11.58%,
respectively.  (Since the inception date for Class B shares
        of the Fund was October 23, 1993, there were no Class B
            shares outstanding for the duration of the five year
or ten                year periods ending December 31, 1996.)

          [3]  The Standardized Return figure for Class C shares
reflects                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class C
shares for the period from                inception through
December 31, 1996 would have been 11.37%.                 (Since
the inception date for Class C shares of the Fund was
  April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten year
periods                ending December 31, 1996.)

          [4]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended December
31, 1996, the five                years ended December 31, 1996,
the ten years ended December                31, 1996 and the
period from inception through December 31,                1996
would have been 20.46%, 11.73%, 13.14% and 15.52%,
respectively.

          [5]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 19.59% and
12.31%, respectively.  (Since the inception                date
for Class B shares of the Fund was October 23, 1993,
 there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1996.)

          [6]  The Non-Standardized Return figure for Class C
shares                reflects expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class C                shares for the period from inception
through December 31,                1996 would have been 12.37%.
(Since the inception date for                Class C shares of
the Fund was April 30, 1996, there were no                Class C
shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

          [7]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.

               CUMULATIVE TOTAL RETURN.  Cumulative total return
is the           cumulative rate of return on a hypothetical
initial investment of           $1,000 in a specific Class of
shares of a Fund for a specified           period.  Cumulative
total return quotations reflect changes in           the price of
a Fund's shares and assume that all dividends and












          capital gains distributions during the period were
reinvested in           the Fund shares.  Cumulative total return
is calculated by           computing the cumulative rates of
return of a hypothetical           investment in a specific Class
of shares of a Fund over such           periods, according to the
following formula (cumulative total           return is then
expressed as a percentage):

                    C = (ERV/P) - 1

          Where:    C    =    cumulative total return

                    P    =    a hypothetical initial investment
of $1,000                               to purchase shares of a
specific Class

                    ERV  =    ending redeemable value:  ERV is
the value,                               at the end of the
applicable period, of a
hypothetical $1,000 investment made at the beginning of the applicable period.

             IVY BOND FUND.  The following table summarizes the
calculation           of Cumulative Total Return for the periods
indicated through           December 31, 1996, assuming the
maximum 4.75% sales charge has           been assessed.


SINCE                        ONE YEAR   FIVE YEARS    TEN YEARS
INCEPTION[*]

          Class A       2.93%      44.71%       143.42%
158.11%           Class B       2.25%      N/A[**]      N/A[**]
   19.27%           Class C       N/A[**]    N/A[**]      N/A[**]
      7.81%           Class I       N/A[**]    N/A[**]
N/A[**]      N/A[**]

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through December 31, 1996,           assuming the maximum 5.75%
sales charge has not been assessed.


SINCE                        ONE YEAR   FIVE YEARS    TEN YEARS
INCEPTION[*]

          Class A       8.06%      51.92%       155.55%
170.99%           Class B       7.25%      N/A[**]      N/A[**]
   22.27%           Class C       N/A[**]    N/A[**]      N/A[**]
      8.81%           Class I       N/A[**]    N/A[**]
N/A[**]      N/A[**]

          ___________________________

          [*]  Until December 31, 1994, MIMI served as investment
adviser                to Ivy Bond Fund, which until that date
was a series of                Mackenzie Series Trust.  The
inception date for the Fund                (and the Class A
shares of Ivy Bond Fund) was September 6,                1985;
the inception date for the Class B and Class I shares
  of the Fund was April 1, 1994.  The inception date for Class
           C shares of the Fund was April 30, 1996.













          [**] No such shares were outstanding for the duration
of the time                period indicated.

               IVY EMERGING GROWTH FUND.  The following table
summarizes           the calculation of Cumulative Total Return
for the periods           indicated through December 31, 1996,
assuming the maximum 5.75%           sales charge has been
assessed.

                                                SINCE
                            ONE YEAR            INCEPTION[*]

          Class A            11.71%              138.24%
          Class B            12.65%               67.01%
          Class C            N/A[**]              (5.48%)

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through December 31, 1996,           assuming the maximum 5.75%
sales charge has not been assessed.

                                                SINCE
                            ONE YEAR            INCEPTION[*]

          Class A            18.52%              152.77%
          Class B            17.65%               70.01%
          Class C            N/A[**]              (4.48%)


          ___________________________

          [*]  The inception date for Ivy Emerging Growth Fund
was March 3,                1993.  Class A shares of the Fund
were first offered for                sale to the public on April
30, 1993, and Class B shares of                the Fund were
first offered for sale to the public on                October
23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

          [**] No Class C shares were outstanding for the
duration of the                time period indicated.

               IVY GROWTH FUND.  The following table summarizes
the           calculation of Cumulative Total Return for the
periods indicated           through December 31, 1996, assuming
the maximum 5.75% sales           charge has been assessed.


SINCE                        ONE YEAR   FIVE YEARS    TEN YEARS
INCEPTION[*]

          Class A       10.48%    61.26%        186.15%
3,571.13%           Class B       11.02%    N/A[**]       N/A[**]
       40.94%           Class C       N/A[**]   N/A[**]
N/A[**]          4.20%

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through December 31, 1996,           assuming the maximum 5.75%
sales charge has not been assessed.













SINCE                        ONE YEAR   FIVE YEARS    TEN YEARS
INCEPTION[*]

          Class A       17.22%    71.10%        203.61%
3,795.10%           Class B       16.02%    N/A[**]       N/A[**]
       43.94%           Class C       N/A[**]   N/A[**]
N/A[**]          5.20%


          ___________________________

          [*]  The inception date for Ivy Growth Fund (and for
Class A                shares of the Fund) was March 1, 1984. The
inception date                for the Class B shares of the Fund
was October 23, 1993.                 The inception date for
Class C shares of the Fund was April                30, 1996.

          [**] No such shares were outstanding for the duration
of the time                period indicated.

               IVY GROWTH WITH INCOME FUND.  The following table
summarizes           the calculation of Cumulative Total Return
for the periods           indicated through December 31, 1996,
assuming the maximum 5.75%           sales charge has been
assessed.


SINCE                        ONE YEAR   FIVE YEARS    TEN YEARS
INCEPTION[*]

          Class A       13.53%    64.11%        224.23%
487.51%           Class B       14.59%    N/A[**]       N/A[**]
   41.83%           Class C       N/A[**]   N/A[**]       N/A[**]
     11.37%

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through December 31, 1996,           assuming the maximum 5.75%
sales charge has not been assessed.


SINCE                        ONE YEAR   FIVE YEARS    TEN YEARS
INCEPTION[*]

          Class A       20.46%    74.12%        244.01%
523.35%           Class B       19.59%    N/A[**]       N/A[**]
   44.83%           Class C       N/A[**]   N/A[**]       N/A[**]
     12.37%


          ___________________________

          [*]  The inception date for Ivy Growth with Income Fund
(and the                Class A shares of the Fund) was April 1,
1984; the inception                date for the Class B shares of
the Fund was October 23,                1993.  The inception date
for Class C shares of the Fund was                April 30, 1996.

          [**] No such shares were outstanding for the duration
of the time                period indicated.













               OTHER QUOTATIONS, COMPARISONS AND GENERAL
INFORMATION.  The           foregoing computation methods are
prescribed for advertising and           other communications
subject to SEC Rule 482.  Communications not           subject to
this rule may contain a number of different measures           of
performance, computation methods and assumptions, including
   but not limited to:  historical total returns; results of
actual           or hypothetical investments; changes in
dividends, distributions           or share values; or any
graphic illustration of such data.  These           data may
cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

               Performance quotations for a Fund will vary from
time to           time depending on market conditions, the
composition of the           Fund's portfolio and operating
expenses of the Fund.  These           factors and possible
differences in the methods used in           calculating
performance quotations should be considered when
comparing performance information regarding a Fund's shares with information published for other investment companies and
other           investment vehicles.  Performance quotations
should also be           considered relative to changes in the
value of a Fund's shares           and the risks associated with
a Fund's investment objectives and           policies.  At any
time in the future, performance quotations may           be
higher or lower than past performance quotations and there can be no assurance that any historical performance quotation
will           continue in the future.

               The Funds may also cite endorsements or use for
comparison           their performance rankings and listings
reported in such           newspapers or business or consumer
publications as, among others:            AAII Journal, Barron's,
Boston Business Journal, Boston Globe,           Boston Herald,
Business Week, Consumer's Digest, Consumer Guide
Publications, Changing Times, Financial Planning, Financial
   World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's
         Daily, Los Angeles Times, Medical Economics, Miami
Herald, Money           Mutual Fund Forecaster, Mutual Fund
Letter, Mutual Fund Source           Book, Mutual Fund Values,
National Underwriter, Nelson's           Directory of Investment
Managers, New York Times, Newsweek, No           Load Fund
Investor, No Load Fund* X, Oakland Tribune, Pension
World, Pensions and Investment Age, Personal Investor, Rugg and
       Steele, Time, U.S. News and World Report, USA Today, The
Wall           Street Journal, and Washington Post.

                                 FINANCIAL STATEMENTS

               The Funds' Portfolios of Investments as of
December 31,           1996, Statements of Assets and Liabilities
as of December 31,           1996, Statements of Operations for
the fiscal year ended December           31, 1996, Statements of
Changes in Net Assets for the fiscal           years ended
December 31, 1995, and December 31, 1996, Financial
Highlights, Notes to Financial Statements, and Reports of
 Independent Accountants are included in each Fund's December 31,
         1996 Annual Report to shareholders, which are
incorporated by           reference into this SAI.












                                      APPENDIX A
              DESCRIPTION OF STANDARD & POOR'S CORPORATION
("S&P") AND              MOODY'S INVESTORS SERVICE, INC.
("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS

          [From "Moody's Bond Record," November 1994 Issue
(Moody's           Investors Service, New York, 1994), and
"Standard & Poor's           Municipal Ratings Handbook," October
1994 Issue (McGraw Hill, New           York, 1994).]


          MOODY'S:

               (a)  CORPORATE BONDS.  Bonds rated Aaa by Moody's
are judged           by Moody's to be of the best quality,
carrying the smallest           degree of investment risk.
Interest payments are protected by a           large or
exceptionally stable margin and principal is secure.
Bonds rated Aa are judged by Moody's to be of high quality by all standards.  Aa bonds are rated lower than Aaa bonds
because           margins of protection may not be as large as
those of Aaa bonds,           or fluctuations of protective
elements may be of greater           amplitude, or there may be
other elements present which make the           long-term risks
appear somewhat larger than those applicable to           Aaa
securities.  Bonds which are rated A by Moody's possess many favorable investment attributes and are considered as upper medium-grade obligations.  Factors giving security to
principal           and interest are considered adequate, but
elements may be present           which suggest a susceptibility
to impairment sometime in the           future.

               Bonds rated Baa by Moody's are considered medium-
grade           obligations, i.e., they are neither highly
protected nor poorly           secured.  Interest payments and
principal security appear           adequate for the present, but
certain protective elements may be           lacking or may be
characteristically unreliable over any great           length of
time.  Such bonds lack outstanding investment
characteristics and in fact have speculative characteristics as well.  Bonds which are rated Ba are judged to have
speculative           elements; their future cannot be considered
well-assured.  Often           the protection of interest and
principal payments may be very           moderate and thereby not
well safeguarded during both good and           bad times over
the future.  Uncertainty of position characterizes
bonds in this class.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments of or maintenance of other
terms           of the contract over any long period of time may
be small.

               Bonds which are rated Caa are of poor standing.
Such           issues may be in default or there may be present
elements of           danger with respect to principal or
interest.  Bonds which are           rated Ca represent
obligations which are speculative in a high           degree.
Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

               (b)  COMMERCIAL PAPER.  The Prime rating is the
highest           commercial paper rating assigned by Moody's.
Among the factors           considered by Moody's in assigning
ratings are the following:            (1) evaluation of the
management of the issuer; (2) economic           evaluation of
the issuer's industry or industries and an           appraisal of
speculative-type risks which may be inherent in           certain
areas; (3) evaluation of the issuer's products in
relation to competition and customer acceptance; (4) liquidity;
       (5) amount and quality of long-term debt; (6) trend of
earnings           over a period of ten years; (7) financial
strength of a parent           company and the relationships
which exist with the issuer; and           (8) recognition by
management of obligations which may be present           or may
arise as a result of public interest questions and
preparations to meet such obligations.  Issuers within this Prime category may be given ratings 1, 2 or 3, depending on
the           relative strengths of these factors.  The
designation of Prime-1           indicates the highest quality
repayment capacity of the rated           issue.

          S&P:

               (a)  CORPORATE BONDS.  An S&P corporate debt
rating is a           current assessment of the creditworthiness
of an obligor with           respect to a specific obligation.
The ratings are based on           current information furnished
by the issuer or obtained by S&P           from other sources it
considers reliable.  The ratings described           below may be
modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               Debt rated AAA by S&P is considered by S&P to be
the highest           grade obligation.  Capacity to pay interest
and repay principal           is extremely strong.  Debt rated AA
is judged by S&P to have a           very strong capacity to pay
interest and repay principal and           differs from the
highest rated issues only in small degree.  Debt           rated
A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               Debt rated BBB by S&P is regarded by S&P as having
an           adequate capacity to pay interest and repay
principal.  Although           such bonds normally exhibit
adequate protection parameters,           adverse economic
conditions or changing circumstances are more           likely to
lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

               Debt rated BB, B, CCC, CC and C is regarded as
having           predominately speculative characteristics with
respect to           capacity to pay interest and repay
principal.  BB indicates the           least degree of
speculation and C the highest.  While such debt           will
likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues.
However,           it faces major ongoing uncertainties or
exposure to adverse           business, financial or economic
conditions which could lead to           inadequate capacity to
meet timely interest and principal           payments.  The BB
rating category is also used for debt           subordinated to
senior debt that is assigned an actual or implied           BBB-
rating.  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or
economic           conditions will likely impair capacity or
willingness to pay           interest and repay principal.  The B
rating category is also used           for debt subordinated to
senior debt that is assigned an actual           or implied BB or
BB- rating.  Debt rated CCC has a currently
identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to
meet           timely payment of interest and repayment of
principal.  In the           event of adverse business, financial
or economic conditions, it           is not likely to have the
capacity to pay interest and repay           principal.  The CCC
rating category is also used for debt           subordinated to
senior debt that is assigned an actual or implied           B or B-
 rating.  The rating CC typically is applied to debt
subordinated to senior debt which is assigned an actual or
  implied CCC debt rating.  The rating C typically is applied to debt subordinated to senior debt which is assigned an
actual or           implied CCC- debt rating.  The C rating may
be used to cover a           situation where a bankruptcy
petition has been filed, but debt           service payments are
continued.

               (b)  COMMERCIAL PAPER.  An S&P commercial paper
rating is a           current assessment of the likelihood of
timely payment of debt           having an original maturity of
no more than 365 days.

               Commercial paper rated A by S&P has the following characteristics: (i) liquidity ratios are adequate to
meet cash           requirements; (ii) long-term senior debt
rating should be A or           better, although in some cases
BBB credits may be allowed if           other factors outweigh
the BBB; (iii) the issuer should have           access to at
least one additional channel of borrowing; (iv)           basic
earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the
issuer           should have a strong position within its
industry and the           reliability and quality of management
should be unquestioned.            Issues rated A are further
referred to by use of numbers 1, 2 and           3 to denote
relative strength within this highest classification.
For example, the A-1 designation indicates that the degree of safety regarding timely payment of debt is strong.

               Issues rated B are regarded as having only
speculative           capacity for timely payment.  The C rating
is assigned to short-          term debt obligations with a
doubtful capacity for payment.














                                IVY ASIA PACIFIC FUND
                                   IVY CANADA FUND
                                IVY CHINA REGION FUND
                                   IVY GLOBAL FUND
                          IVY GLOBAL NATURAL RESOURCES FUND
                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                    IVY INTERNATIONAL FUND
                        IVY INTERNATIONAL SMALL COMPANIES FUND
                       IVY LATIN AMERICA STRATEGY FUND
                                 IVY NEW CENTURY FUND

                                      series of

                                       IVY FUND
                        Via Mizner Financial Plaza, Suite 300
                         700 South Federal Highway
                              Boca Raton, Florida 33432

                         STATEMENT OF ADDITIONAL INFORMATION

                                  April 30, 1997


_________________________________________________________________

               Ivy Fund (the "Trust") is an open-end management
investment           company that currently consists of eighteen
fully managed           portfolios, each of which (except for Ivy
Latin America Strategy           Fund and Ivy International Bond
Fund) is diversified.  Each of           Ivy Latin America
Strategy Fund and Ivy International Bond Fund           is a non-
diversified portfolio.  This Statement of Additional
Information ("SAI") describes ten of the portfolios, Ivy Asia
     Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy
Global           Fund, Ivy Global Natural Resources Fund, Ivy
Global Science &           Technology Fund, Ivy International
Fund, Ivy International Small           Companies Fund, Ivy Latin
America Strategy Fund and Ivy New           Century Fund  (the
"Funds," each a "Fund").  The other six           portfolios of
the Trust are described in separate Statements of Additional Information.

               This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated
April 30,           1997 (the "Prospectus"), which may be
obtained upon request and           without charge from the Trust
at the Distributor's address and           telephone number
listed below.

                                  INVESTMENT MANAGER

                             Ivy Management, Inc. ("IMI")
                        Via Mizner Financial Plaza, Suite 300
                         700 South Federal Highway
                              Boca Raton, Florida 33432
                              Telephone: (800) 777-6472














                                     DISTRIBUTOR

                           Ivy Mackenzie Distributors, Inc.
                 Via Mizner Financial Plaza, Suite 300
                  700 South Federal Highway
                              Boca Raton, Florida  33432
                              Telephone: (800) 456-5111

                                  INVESTMENT ADVISER

             (Ivy Canada Fund and Ivy Global Natural Resources
Fund only)                            Mackenzie Financial
Corporation
                                150 Bloor Street West
                                      Suite 400
                                   Toronto, Ontario
                                    CANADA M5S3B5
                               Telephone (416) 922-5322

















































                                  TABLE OF CONTENTS


          INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . .
 . . .   6

          RISK FACTORS  . . . . . . . . . . . . . . . . . . . . .
 . . .  19                U.S. GOVERNMENT SECURITIES . . . . . . .
 . . . . . . . .  19                CONVERTIBLE SECURITIES . . . .
 . . . . . . . . . . . . .  20                DEBT SECURITIES, IN
GENERAL  . . . . . . . . . . . . . .  21                ZERO
COUPON BONDS  . . . . . . . . . . . . . . . . . . .  21
    REPURCHASE AGREEMENTS  . . . . . . . . . . . . . . . . .  22
             WARRANTS . . . . . . . . . . . . . . . . . . . . . .
 . .  22                SMALL COMPANIES  . . . . . . . . . . . . .
 . . . . . . .  22

          COMMERCIAL PAPER  . . . . . . . . . . . . . . . . . . .
 . . .  23                BANKING INDUSTRY AND SAVINGS AND LOAN
OBLIGATIONS  . . .  23                DEPOSITORY RECEIPTS  . . .
 . . . . . . . . . . . . . . .  23                INVESTMENT-GRADE
DEBT SECURITIES . . . . . . . . . . . .  23                LOW-
RATED DEBT SECURITIES  . . . . . . . . . . . . . . .  24
     FOREIGN SECURITIES . . . . . . . . . . . . . . . . . . .  25
              INVESTING IN EMERGING MARKETS  . . . . . . . . . .
 . . .  26                CANADIAN SECURITIES  . . . . . . . . . .
 . . . . . . . .  28                INVESTING IN LATIN AMERICA . .
 . . . . . . . . . . . . .  29                INVESTING IN ASIA
PACIFIC SECURITIES . . . . . . . . . .  31
INVESTING IN NATURAL RESOURCES . . . . . . . . . . . . .  32
         INVESTING IN THE CHINA REGION  . . . . . . . . . . . . .
34                PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES
 . . . . .  35                FORWARD FOREIGN CURRENCY CONTRACTS .
 . . . . . . . . . .  35                FOREIGN CURRENCIES . . . .
 . . . . . . . . . . . . . . .  36                REAL ESTATE
INVESTMENT TRUSTS (REITs)  . . . . . . . . .  37
OPTIONS TRANSACTIONS . . . . . . . . . . . . . . . . . .  37
              OPTIONS, IN GENERAL . . . . . . . . . . . . . . . .
37                     WRITING OPTIONS ON INDIVIDUAL SECURITIES
 . . . . .  39                     PURCHASING OPTIONS ON
INDIVIDUAL SECURITIES . . . .  39                     PURCHASING
AND WRITING OPTIONS ON SECURITIES
INDICES  . . . . . . . . . . . . . . . . . . .  40
    RISKS OF OPTIONS TRANSACTIONS . . . . . . . . . . .  41
        FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . .
42                     FUTURES, IN GENERAL.  . . . . . . . . . .
 . . . . .  42                     FOREIGN CURRENCY FUTURES
CONTRACTS. . . . . . . . .  43                     RISKS
ASSOCIATED WITH FUTURES.  . . . . . . . . . .  43
SECURITIES INDEX FUTURES CONTRACTS . . . . . . . . . . .  44
              RISKS OF SECURITIES INDEX FUTURES . . . . . . . . .
45                          COMBINED TRANSACTIONS  . . . . . . .
 . . . . .  46                FIRM COMMITMENT AGREEMENTS AND WHEN-
ISSUED SECURITIES  .  47                RESTRICTED AND ILLIQUID
SECURITIES . . . . . . . . . . .  47                BORROWING  .
 . . . . . . . . . . . . . . . . . . . . . .  48
LOANS OF PORTFOLIO SECURITIES  . . . . . . . . . . . . .  48

          INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . .
 . . .  48

          ADDITIONAL RESTRICTIONS . . . . . . . . . . . . . . . .
 . . .  54

          ADDITIONAL RIGHTS AND PRIVILEGES  . . . . . . . . . . .
 . . .  56












               AUTOMATIC INVESTMENT METHOD  . . . . . . . . . . .
 . . .  57                EXCHANGE OF SHARES . . . . . . . . . . .
 . . . . . . . .  57                     INITIAL SALES CHARGE
SHARES . . . . . . . . . . . .  57                     CONTINGENT
DEFERRED SALES CHARGE SHARES. CLASS A  .  57
CLASS B . . . . . . . . . . . . . . . . . . . . . .  58
         CLASS C . . . . . . . . . . . . . . . . . . . . . .  59
                  CLASS I . . . . . . . . . . . . . . . . . . . .
 . .  60                     ALL CLASSES . . . . . . . . . . . . .
 . . . . . . .  60                LETTER OF INTENT . . . . . . . .
 . . . . . . . . . . . .  60                RETIREMENT PLANS . . .
 . . . . . . . . . . . . . . . . .  61
INDIVIDUAL RETIREMENT ACCOUNTS  . . . . . . . . . .  62
         QUALIFIED PLANS . . . . . . . . . . . . . . . . . .  63
                  DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
                     CHARITABLE ORGANIZATIONS ("403(B)(7)
                ACCOUNT")  . . . . . . . . . . . . . . . . . .
64                     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS
 . . . . .  65                REINVESTMENT PRIVILEGE . . . . . . .
 . . . . . . . . . .  65                RIGHTS OF ACCUMULATION . .
 . . . . . . . . . . . . . . .  66                SYSTEMATIC
WITHDRAWAL PLAN . . . . . . . . . . . . . . .  67
GROUP SYSTEMATIC INVESTMENT PROGRAM  . . . . . . . . . .  67

          BROKERAGE ALLOCATION  . . . . . . . . . . . . . . . . .
 . . .  68                                 TRUSTEES AND OFFICERS .
 . . . . . . . .  71                PERSONAL INVESTMENTS BY
EMPLOYEES OF IMI . . . . . . . .  75                COMPENSATION
TABLE . . . . . . . . . . . . . . . . . . .  76

          INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . .
 . . .  78                BUSINESS MANAGEMENT AND INVESTMENT
ADVISORY SERVICES . .  78                     SUBADVISORY
CONTRACT -  IVY INTERNATIONAL FUND  . .  82
DISTRIBUTION SERVICES  . . . . . . . . . . . . . . . . .  83
              RULE 18F-3 PLAN . . . . . . . . . . . . . . . . . .
86                     RULE 12B-1 DISTRIBUTION PLANS . . . . . .
 . . . . .  87                CUSTODIAN  . . . . . . . . . . . . .
 . . . . . . . . . .  92                FUND ACCOUNTING SERVICES .
 . . . . . . . . . . . . . . .  93                TRANSFER AGENT
AND DIVIDEND PAYING AGENT . . . . . . . .  94
ADMINISTRATOR  . . . . . . . . . . . . . . . . . . . . .  94
         AUDITORS . . . . . . . . . . . . . . . . . . . . . . . .
95

          CAPITALIZATION AND VOTING RIGHTS  . . . . . . . . . . .
 . . .  95

          NET ASSET VALUE . . . . . . . . . . . . . . . . . . . .
 . . .  99

          PORTFOLIO TURNOVER  . . . . . . . . . . . . . . . . . .
 . . . 100

          REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . .
 . . . 101

          CONVERSION OF CLASS B SHARES  . . . . . . . . . . . . .
 . . . 102

          TAXATION  . . . . . . . . . . . . . . . . . . . . . . .
 . . . 103                OPTIONS, FUTURES AND FOREIGN CURRENCY
FORWARD                     CONTRACTS . . . . . . . . . . . . . .
 . . . . . . . 104                CURRENCY FLUCTUATIONS --
"SECTION 988" GAINS OR LOSSES                        . . . . . .
 . . . . . . . . . . . . . . . . . . . 105
INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES . . . 106












               DEBT SECURITIES ACQUIRED AT A DISCOUNT . . . . . .
 . . . 106                DISTRIBUTIONS  . . . . . . . . . . . . .
 . . . . . . . . 108                DISPOSITION OF SHARES  . . . .
 . . . . . . . . . . . . . 108                FOREIGN WITHHOLDING
TAXES  . . . . . . . . . . . . . . . 109                BACKUP
WITHHOLDING . . . . . . . . . . . . . . . . . . . 110

          PERFORMANCE INFORMATION . . . . . . . . . . . . . . . .
 . . . 110                     AVERAGE ANNUAL TOTAL RETURN . . . .
 . . . . . . . . 111                     CUMULATIVE TOTAL RETURN .
 . . . . . . . . . . . . . 121                     OTHER
QUOTATIONS, COMPARISONS AND GENERAL
INFORMATION  . . . . . . . . . . . . . . . . . 125

          FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . .
 . . . 126

          APPENDIX A

              DESCRIPTION OF STANDARD & POOR'S CORPORATION
("S&P") AND              MOODY'S INVESTORS SERVICE, INC.
("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS . . . . . . . . 127

          APPENDIX B

                         STATEMENT OF ASSETS AND LIABILITIES
                         AS OF DECEMBER 10, 1996
                                         AND
                          REPORT OF INDEPENDENT ACCOUNTANTS . . .
 . . . 130

          APPENDIX C

                        SELECTED ECONOMIC AND MARKET DATA FOR
                  ASIA PACIFIC AND CHINA REGION COUNTRIES  . . .
 . 136



































                          INVESTMENT OBJECTIVES AND POLICIES

               Each Fund has its own investment objectives and
policies,           which are set forth below.  The different
types of securities and           investment techniques used by
the Funds involve varying degrees           of risk.

               IVY ASIA PACIFIC FUND:  The Fund's principal
investment           objective is long-term growth. Consideration
of current income is           secondary to this principal
objective.  Under normal           circumstances the Fund invests
at least 65% of its total assets           in securities issued
in Asia-Pacific countries, which for           purposes of this
SAI are defined to include China, Hong Kong,           India,
Indonesia, Malaysia, Pakistan, the Philippines, Singapore,
  Sri Lanka, South Korea, Taiwan, Thailand and Vietnam.
Securities           of Asia-Pacific issuers include: (a)
securities of companies           organized under the laws of an
Asia-Pacific country or for which           the principal
securities trading market is in the Asia-Pacific
region; (b) securities that are issued or guaranteed by the
   government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the
two           most recent fiscal years represents (directly or
indirectly           through subsidiaries) assets or activities
located in the Asia-          Pacific region; and (d) any of the
preceding types of securities           in the form of depository
shares.

               The Fund may participate in markets throughout the
Asia-          Pacific region, and it is expected that the Fund
will be invested           at all times in at least three Asia-
Pacific countries.  The Fund           does not expect to
concentrate its investments in any particular           industry.
See Appendix C of this SAI for further information about the economic characteristics of certain Asia-Pacific countries.

               The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate
issuers in           emerging market countries, investment-grade
equity and debt           securities of issuers in developed
countries (including the           United States), warrants, and
cash or cash equivalents, such as           bank obligations
(including certificates of deposit and bankers'
acceptances), commercial paper, short-term notes and repurchase agreements.  For temporary defensive purposes, the Fund
may           invest without limit in such instruments.  The Fund
may also           invest up to 5% of its net assets in zero
coupon bonds, and in           debt securities rated Ba or below
by Moody's Investor Services,           Inc. ("Moody's) or BB or
below by Standard and Poor's Corporation           ("S&P"), or if
unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds).

               For temporary or emergency purposes, the Fund may
borrow up           to one-third of the value of its total assets
from banks, but may












          not purchase securities at any time during which the
value of the           Fund's outstanding loans exceeds 10% of
the value of the Fund's           assets.  The Fund may engage in
foreign currency exchange           transactions and enter into
forward foreign currency contracts.            The Fund may also
invest (i) up to 10% of its total assets in           other
investment companies that invest in securities issued in Asia-Pacific countries, and (ii) up to 15% of its net assets in restricted and other illiquid securities.  The Fund may
with           approval of its Board of Trustees (the "Trustees"
or "Board"),           but currently does not intend to, lend
portfolio securities.

               The Fund may purchase put and call options on
securities and           stock indices, provided the premium paid
for such options does           not exceed 5% of the Fund's net
assets.  The Fund may also sell           covered put options
with respect to up to 10% of the value of its           net
assets, and may write covered call options so long as not
 more than 25% of the Fund's net assets is subject to being
   purchased upon the exercise of the calls.  For hedging
purposes           only, the Fund may engage in transactions in
stock index and           foreign currency futures contracts,
provided that the Fund's           aggregate investment in such
contracts does not exceed 15% of its           total assets.

               IVY CANADA FUND:  Ivy Canada Fund seeks long-term
capital           appreciation by investing primarily in equity
securities of           Canadian companies. Canada is one of the
world's leading           industrial countries and a major
exporter of agricultural           products. The country is rich
in natural resources such as zinc,           uranium, nickel,
gold, silver, aluminum, iron and copper, and           forest
covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

               As a fundamental policy, the Fund normally invests
at least           65% of its total assets in Canadian equity
securities (i.e.,           common and preferred stock,
securities convertible into common           stock and common
stock purchase warrants) listed on Canadian           stock
exchanges or traded over-the-counter in Canada. Canadian
issuers are companies (i) organized under the laws of Canada,
     (ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their
revenues or           profits from goods produced or sold,
investments made or services           performed in Canada, or
(iv) which have at least 50% of their           assets situated
in Canada. The balance of the Fund's assets           ordinarily
are invested in (i) bills and bonds of the Canadian
Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of
Canadian           companies (i.e., those rated Aaa or Aa by
Moody's or AAA or AA by           S&P, or if unrated, judged to
be of comparable quality by           Mackenzie Financial
Corporation ("MFC"), the Fund's Adviser),           (iii) foreign
securities (including sponsored or unsponsored           American
Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities, (v)












          equity securities and investment-grade debt securities
(i.e.,           those rated Baa or higher by Moody's or BBB or
higher by S&P, or           if unrated, are considered by MFC to
be of comparable quality) of           U.S. companies, and (vi)
zero coupon bonds that meet these credit           quality
standards.

               The Fund may purchase securities on a "when-
issued" or firm           commitment basis, engage in foreign
currency exchange           transactions and enter into forward
foreign currency contracts.            The Fund may also invest
(i) up to 10% of its total assets in           other investment
companies and (ii) up to 15% of its net assets           in
restricted and other illiquid securities.

               For temporary defensive purposes, the Fund may
invest           without limit in U.S. or Canadian dollar-
denominated money market           securities issued by entities
organized in the U.S. or Canada,           such as (i)
obligations issued or guaranteed by the Canadian
Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii)
finance           company and corporate commercial paper (and
other short-term           corporate obligations rated Prime-1 by
Moody's or A or better by           S&P, or if not rated,
considered by MFC to be of comparable           quality), (iii)
obligations of banks (i.e., certificates of           deposit,
time deposits and bankers' acceptances) considered
creditworthy by MFC under guidelines approved by the Trustees, and (iv) repurchase agreements with broker-dealers and
banks. For           temporary or emergency purposes, the Fund
may also borrow up to           10% of the value of its total
assets from banks.

               IVY CHINA REGION FUND:  Ivy China Region Fund's
principal           investment objective is long-term capital
growth. Consideration           of current income is secondary to
this principal objective.  The           Fund seeks to meet its
objective primarily by investing in the           equity
securities of companies that are expected to benefit from
 the economic development and growth of China, Hong Kong and
    Taiwan.  A significant percentage of the Fund's assets may
also           be invested in the securities markets of South
Korea, Singapore,           Malaysia, Thailand, Indonesia and the
Philippines (collectively,           with China, Hong Kong and
Taiwan, the "China Region").

               The Fund normally invests at least 65% of its
total assets           in "Greater China growth companies,"
defined as companies (a)           that are organized in or for
which the principal securities           trading markets are the
China Region; (b) that have at least 50%           of their
assets in one or more China Region countries or derive
at least 50% of their gross sales revenues or profits from
  providing goods or services to or from within one or more China
         Region countries; or (c) that have at least 35% of their
assets           in China, Hong Kong or Taiwan, derive at least
35% of their gross           sales revenues or profits from
providing goods or services to or           from within these
three countries, or have significant           manufacturing or
other operations in these countries. IMI's determination as to whether a company qualifies as a Greater
    China growth company is based primarily on information contained in financial statements, reports, analyses and other
pertinent           information (some of which may be obtained
directly from the           company). The Fund may invest 25% or
more of its total assets in           the securities of issuers
located in any one China Region           country, and currently
expects to invest more than 50% of its           total assets in
Hong Kong.  See Appendix C to this SAI for           further
information about the economic characteristics of certain
 China Region countries.

               The balance of the Fund's assets ordinarily are
invested in           (i) certain investment-grade debt
securities and (ii) the equity           securities of "China
Region associated companies," which are           companies that
do not meet the definition of a Greater China           growth
company, but whose current or expected performance, based
 on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its
revenues           and profits), is judged by IMI to be strongly
associated with the           China Region. The investment-grade
debt securities in which the           Fund may invest include
(a) obligations of the U.S. Government or           its agencies
or instrumentalities, (b) obligations of U.S. banks           and
other banks organized and existing under the laws of Hong
 Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"), and (c)
         obligations denominated in any currency issued by
international           development institutions and Hong Kong,
Taiwan and OECD member           governments and their agencies
and instrumentalities, as well as           repurchase agreements
with respect to any of the foregoing           instruments. The
Fund may also invest in zero coupon bonds, and
corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of
comparable           quality).

               The Fund may invest less than 35% of its net
assets in debt           securities rated Ba or below by Moody's
or BB or below by S&P,           or, if unrated, are considered
by IMI to be of comparable quality           (commonly referred
to as "high yield" or "junk" bonds). The Fund           will not
invest in debt securities rated less than C by either
Moody's or S&P.

               The Fund may with approval of the Trustees, but
currently           does not intend to, lend portfolio securities
valued at not more           that 30% of the Fund's total assets.
The Fund may also invest in           sponsored or unsponsored
ADRs, GDRs, ADSs and GDSs, warrants,           purchase
securities on a "when-issued" or firm commitment basis,
engage in foreign currency exchange transactions and enter into forward foreign currency contracts.  The Fund may also
invest (i)           up to 10% of its total assets in other
investment companies and           (ii) up to 15% of its net
assets in restricted and other illiquid           securities.

               For temporary defensive purposes and during
periods when IMI           believes that circumstances warrant,
the Fund may reduce its           position in Greater China
growth companies and Greater China           associated companies
and increase its investment in cash and












          liquid debt securities, such as U.S. Government
securities, bank           obligations, commercial paper, short-
term notes and repurchase           agreements. For temporary or
emergency purposes, the Fund may           also borrow up to 10%
of the value of its total assets from           banks.

               The Fund may purchase put and call options on
securities and           stock indices, provided the premium paid
for such options does           not exceed 5% of the Fund's net
assets. The Fund may also sell           covered put options with
respect to up to 10% of the value of its           net assets,
and may write covered call options so long as not           more
than 25% of the Fund's net assets is subject to being
purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index
futures           contracts, provided that the Fund's aggregate
investment in such           contracts does not exceed 15% of its
total assets.

               IVY GLOBAL FUND:  The Fund seeks long-term capital
growth           through a flexible policy of investing in stocks
and debt           obligations of companies and governments of
any nation.  Any           income realized will be incidental.
Under normal conditions, the           Fund will invest at least
65% of its total assets in the common           stock of
companies throughout the world, with at least three
different countries (one of which may be the United States)
   represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also
invest in           preferred stocks, sponsored or unsponsored
ADRs, GDRs, ADSs and           GDSs, and investment-grade debt
securities (i.e., those rated Baa           or higher by Moody's
or BBB or higher by S&P, or if unrated, are           considered
by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

               The Fund may invest less than 35% of its net
assets in debt           securities rated Ba or below by Moody's
or BB or below by S&P,           or, if unrated, considered by
IMI to be of comparable quality           (commonly referred to
as "high yield" or "junk" bonds).  The Fund           will not
invest in debt securities rated less than C by either
Moody's or S&P.

               The Fund may with approval of the Trustees, but
currently           does not intend to, lend portfolio securities
valued at not more           that 30% of the Fund's total assets.
The Fund may also invest in           equity real estate
investment trusts, warrants, purchase           securities on a
"when-issued" or firm commitment basis, engage in
foreign currency exchange transactions and enter into forward foreign currency contracts.  The Fund may also invest (i) up
to           10% of its total assets in other investment
companies and (ii) up           to 15% of its net assets in
restricted and other illiquid           securities.

               For temporary defensive purposes and during
periods when IMI           believes that circumstances warrant,
the Fund may invest without           limit in U.S. Government
securities, obligations issued by












          domestic or foreign banks (including certificates of
deposit,           time deposits and bankers' acceptances), and
domestic or foreign           commercial paper (which, if issued
by a corporation, must be           rated Prime-1 by Moody's or
A-1 by S&P, or if unrated has been           issued by a company
that at the time of investment has an           outstanding debt
issue rated AAA or AA by S&P or Aaa or Aa by           Moody's).
The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

               The Fund may purchase put and call options on
stock indices,           provided the premium paid for such
options does not exceed 10% of           the Fund's net assets.
The Fund may also sell covered put options           with respect
to up to 50% of the value of its net assets, and may
write covered call options so long as not more than 20% of the
      Fund's net assets is subject to being purchased upon the
exercise           of the calls. For hedging purposes only, the
Fund may engage in           transactions in (and options on)
stock index and foreign currency           futures contracts,
provided that the Fund's aggregate investment           in such
contracts does not exceed 20% of its total assets.

               IVY GLOBAL NATURAL RESOURCES FUND:  The Fund's
investment           objective is long-term growth.  Any income
realized will be           incidental.  Under normal conditions,
the Fund invests at least           65% of its total assets in
the equity securities of companies           throughout the world
that own, explore or develop natural           resources and
other basic commodities, or supply goods and           services
to such companies.  Under this investment policy, at
least three different countries (one of which may be the United
       States) will be represented in the Fund's overall
portfolio           holdings.  "Natural resources" generally
include precious metals           (such as gold, silver and
platinum), ferrous and nonferrous           metals (such as iron,
aluminum and copper), strategic metals           (such as uranium
and titanium), coal, oil, natural gases, timber,
undeveloped real property and agricultural commodities.  Although the Fund generally invests in common stock, it may also
invest in           preferred stock, securities convertible into
common stock and           sponsored or unsponsored ADRs, GDRs,
ADSs and GDSs.  The Fund may           also invest directly in
precious metals and other physical           commodities.

               IMI believes that certain political and economic
changes in           the global environment in recent years have
had and will continue           to have a profound effect on
global supply and demand of natural           resources, and that
rising demand from developing markets and new           sources
of supply should create attractive investment
opportunities.  In selecting the Fund's investments, IMI will seek to identify securities of companies that, in IMI's
opinion,           appear to be undervalued relative to the value
of the companies'           natural resource holdings.

               For temporary defensive purposes, the Fund may
invest           without limit in cash or cash equivalents, such
as bank           obligations (including certificates of deposit
and bankers'












          acceptances), commercial paper, short-term notes and
repurchase           agreements.  For temporary or emergency
purposes, the Fund may           borrow up to one-third of the
value of its total assets from           banks, but may not
purchase securities at any time during which           the value
of the Fund's outstanding loans exceeds 10% of the
value of the Fund's total assets.  The Fund may engage in foreign currency exchange transactions and enter into forward
foreign           currency contracts.  The Fund may also invest
(i) up to 10% of           its total assets in other investment
companies and (ii) up to 15%           of its net assets in
restricted and other illiquid securities.            The Fund may
with approval of the Trustees, but currently does           not
intend to, lend portfolio securities.

               For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's aggregate investment
in such           contracts does not exceed 15% of its total
assets.

               IVY GLOBAL SCIENCE & TECHNOLOGY FUND:  The Fund's
principal           investment objective is long-term capital
growth.  Any income           realized will be incidental.  Under
normal conditions, the Fund           will invest at least 65% of
its total assets in the common stock           of companies that
are expected to benefit from the development,
advancement and use of science and technology.  Under this
  investment policy, at least three different countries (one of which may be the United States) will be represented in the
Fund's           overall portfolio holdings.  Industries likely
to be represented           in the Fund's portfolio include
computers and peripheral           products, software, electronic
components and systems,           telecommunications, media and
information services,           pharmaceuticals, hospital supply
and medical devices,           biotechnology, environmental
services, chemicals and synthetic           materials, and
defense and aerospace.  The Fund may also invest           in
companies that are expected to benefit indirectly from the
  commercialization of technological and scientific advances.  In recent years, rapid advances in these industries have
stimulated           unprecedented growth.  While this is no
guarantee of future           performance, IMI believes that
these industries offer substantial           opportunities for
long-term capital appreciation.

               Although the Fund generally invests in common
stock, it may           also invest in preferred stock,
securities convertible into           common stock, sponsored or
unsponsored ADRs, GDRs, ADSs and GDSs,           and investment-
grade debt securities (i.e., those rated Baa or           higher
by Moody's or BBB or higher by S&P, or if unrated, are
considered by IMI to be of comparable quality), including
 corporate bonds, notes, debentures, convertible bonds and zero-
       coupon bonds.  The Fund may also invest up to 5% of its
net           assets in debt securities that are rated Ba or
below by Moody's           or BB or below by S&P, or if unrated,
are considered by IMI to be           of comparable quality
(commonly referred to as "high yield" or           "junk" bonds).
The Fund will not invest in debt securities rated           less
than C by either Moody's or S&P. (A description of the ratings assigned by Moody's and S&P is contained in Appendix A to this SAI).

               The Fund may with approval of the Trustees, but
currently           does not intend to, lend portfolio securities
valued at not more           than 30% of the Fund's total assets.
The Fund may also invest in           warrants, purchase
securities on a "when-issued" or firm           commitment basis,
engage in foreign currency exchange           transactions and
enter into forward foreign currency contracts.           The Fund
may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

               For temporary defensive purposes and during
periods when IMI           believes that circumstances warrant,
the Fund may invest without           limit in U.S. Government
securities, obligations issued by           domestic or foreign
banks (including certificates of deposit,           time deposits
and bankers' acceptances), and domestic or foreign
commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has
been           issued by a company that at the time of investment
has an           outstanding debt issue rated AAA or AA by S&P or
Aaa or Aa by           Moody's). The Fund may also enter into
repurchase agreements,           and, for temporary or emergency
purposes, may borrow up to 10% of           the value of its
total assets from banks.

               The Fund may purchase put and call options on
stock indices           and on individual securities, provided
the premium paid for such           options does not exceed 10%
of the value of the Fund's net           assets. The Fund may
also sell covered put options with respect           to up to 50%
of the value of its net assets, and may sell covered
call options so long as not more than 20% of the Fund's net
   assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign
currency           futures contracts, provided that the Fund's
aggregate investment           in such contracts does not exceed
20% of the value of its total           assets.

               IVY INTERNATIONAL FUND:  Sales of shares of this
Fund to new           investors are being suspended.  See
"Additional Rights and           Privileges."  The Fund's
principal objective is long-term capital           growth
primarily through investment in equity securities.
Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the
Fund's           total assets will be invested in common stocks
(and securities           convertible into common stocks)
principally traded in European,           Pacific Basin and Latin
America markets.  Under this investment           policy, at
least three different countries (other than the United
States) will be represented in the Fund's overall portfolio
   holdings.  For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S.
markets.           The Fund's subadviser, Northern Cross
Investments Limited           ("Northern Cross" or the
"Subadviser"), invests the Fund's assets           in a variety
of economic sectors, industry segments and












          individual securities in order to reduce the effects of
price           volatility in any one area and to enable
shareholders to           participate in markets that do not
necessarily move in concert           with U.S. markets.  The
Subadviser seeks to identify rapidly           expanding foreign
economies, and then searches out growing           industries and
corporations, focusing on companies with           established
records.  Individual securities are selected based on
value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.  Companies in
which           investments are made will generally have at least
$1 billion in           capitalization and a solid history of
operations.

               When economic or market conditions warrant, the
Fund may           invest without limit in U.S. Government
securities, investment-          grade debt securities (i.e.,
those rated Baa or higher by Moody's           or BBB or higher
by S&P, or if unrated, are considered by the           Subadviser
to be of comparable quality), preferred stocks,
sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations
(including           certificates of deposit and bankers'
acceptances), commercial           paper, short-term notes and
repurchase agreements.  For temporary           or emergency
purposes, the Fund may borrow up to 10% of the value           of
its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis and may engage in foreign currency exchange transactions and enter
into           forward foreign currency contracts.  The Fund may
also invest (i)           up to 10% of its total assets in other
investment companies and           (ii) up to 15% of its net
assets in restricted and other illiquid           securities.
The Fund may with approval of the Trustees, but currently does not intend to, lend portfolio securities valued at not more that 30% of the Fund's total assets.

               The Fund may purchase put and call options on
securities and           stock indices, provided the premium paid
for such options does           not exceed 5% of the Fund's net
assets. The Fund may also sell           covered put options with
respect to up to 10% of the value of its           net assets,
and may write covered call options so long as not           more
than 25% of the Fund's net assets is subject to being
purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options
on)           stock index and foreign currency futures contracts,
provided that           the Fund's aggregate investment in such
contracts does not exceed           15% of its total assets.

               IVY INTERNATIONAL SMALL COMPANIES FUND:  The
Fund's           principal investment objective is long-term
growth primarily           through investment in foreign equity
securities. Consideration of           current income is
secondary to this principal objective.  Under           normal
circumstances the Fund invests at least 65% of its total
assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total
market           capitalization of less than $1 billion.  Under
this investment           policy, at least three different
countries (other than the United           States) will be
represented in the Fund's overall portfolio












          holdings.  For temporary defensive purposes, the Fund
may also           invest in equity securities principally traded
in the United           States.  The Fund will invest its assets
in a variety of economic           sectors, industry segments and
individual securities in order to           reduce the effects of
price volatility in any area and to enable           shareholders
to participate in markets that do not necessarily           move
in concert with the U.S. market.  The factors that IMI
considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of
inflation,           government policies influencing business
conditions and the           outlook for currency relationships.


               In selecting the Fund's investments, IMI will seek
to           identify securities that are attractively priced
relative to           their intrinsic value.  The intrinsic value
of a particular           security is analyzed by reference to
characteristics such as           relative price/earnings ratio,
dividend yield and other relevant           factors (such as
applicable financial, tax, social and political conditions).

               When economic or market conditions warrant, the
Fund may           invest without limit in U.S. Government
securities, investment-          grade debt securities, zero
coupon bonds, preferred stocks,           warrants, or cash or
cash equivalents such as bank obligations           (including
certificates of deposit and bankers' acceptances),
commercial paper, short-term notes and repurchase agreements.
      The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below
by S&P, or           if unrated, are considered by IMI to be of
comparable quality           (commonly referred to as "high
yield" or "junk" bonds).

               For temporary or emergency purposes, the Fund may
borrow up           to one-third of the value of its total assets
from banks, but may           not purchase securities at any time
during which the value of the           Fund's outstanding loans
exceeds 10% of the value of the Fund's           assets.  The
Fund may engage in foreign currency exchange
transactions and enter into forward foreign currency contracts.
        The Fund may also invest (i) up to 10% of its total
assets in           other investment companies and (ii) up to 15%
of its net assets           in restricted and other illiquid
securities.  The Fund may with           approval of the
Trustees, but currently does not intend to, lend portfolio securities.

               The Fund may purchase put and call options on
securities and           stock indices, provided the premium paid
for such options does           not exceed 5% of the Fund's net
assets.  The Fund may also sell           covered put options
with respect to up to 10% of the value of its           net
assets, and may write covered call options so long as not
 more than 25% of the Fund's net assets is subject to being
   purchased upon the exercise of the calls.  For hedging
purposes           only, the Fund may engage in transactions in
stock index and           foreign currency futures contracts,
provided that the Fund's           aggregate investment in such
contracts does not exceed 15% of its












          total assets.

               IVY LATIN AMERICA STRATEGY FUND:  The Fund's
principal           investment objective is long-term capital
growth.  Consideration           of current income is secondary
to this principal objective.            Under normal conditions
the Fund invests at least 65% of its           total assets in
securities issued in Latin America, which for           purposes
of this Prospectus is defined as Mexico, Central
America, South America and the Spanish-speaking islands of the
      Caribbean.  Securities of Latin American issuers include
(a)           securities of companies organized under the laws of
a Latin           American country or for which the principal
securities trading           market is in Latin America; (b)
securities that are issued or           guaranteed by the
government of a Latin American country, its           agencies or
instrumentalities, political subdivisions or the
country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one
of the           two most recent fiscal years represents
(directly or indirectly           through subsidiaries) assets or
activities located in Latin           America; or (d) any of the
preceding types of securities in the           form of depository
shares. The Fund may participate in markets           throughout
Latin America, and it is expected that the Fund will           be
invested at all times in at least three countries. Under
present conditions, the Fund expects to focus its investments in
        Argentina, Brazil, Chile, Mexico and Venezuela, which IMI
         believes are the most developed capital markets in Latin
America.           The Fund does not expect to concentrate its
investments in any           particular industry.

               The Fund's equity investments consist of common
stock,           preferred stock (either convertible or non-
convertible),           sponsored or unsponsored ADRs, GDRs, ADSs
and GDSs, and warrants           (any of which may be purchased
through rights). The Fund's equity           securities may be
listed on securities exchanges, traded over-          the-
counter, or have no organized market.

               The Fund may invest in debt securities (including
zero           coupon bonds) when IMI anticipates that the
potential for capital           appreciation from debt securities
is likely to equal or exceed           that of equity securities
(e.g., a favorable change in relative           foreign exchange
rates, interest rate levels or the           creditworthiness of
issuers). These include debt securities           issued by Latin
American Governments ("Sovereign Debt").  Most of           the
debt securities in which the Fund may invest are not rated,
   and those that are rated are expected to be below investment-
       grade (i.e., rated Ba or below by Moody's or BB or below
by S&P,           or considered by IMI to be of comparable
quality), and are           commonly referred to as "high yield"
or "junk" bonds.

               To meet redemptions, or while the Fund is
anticipating           investments in Latin American securities,
the Fund may hold cash           or cash equivalents such as bank
obligations (including           certificates of deposit and
bankers' acceptances), commercial












          paper, short-term notes and repurchase agreements.  For
temporary           defensive or emergency purposes, the Fund may
(i) invest without           limit in such instruments, and (ii)
borrow up to one-third of the           value of its total assets
from banks (but may not purchase           securities at any time
during which the value of the Fund's           outstanding loans
exceeds 10% of the value of the Fund's total           assets).

               The Fund may with approval of the Trustees, but
currently           does not intend to, lend portfolio securities
valued at not more           that 30% of the Fund's total assets.
The Fund may also invest in           warrants, purchase
securities on a "when-issued" or firm           commitment basis,
engage in foreign currency exchange           transactions and
enter into forward foreign currency contracts.            The
Fund may also invest (i) up to 10% of its total assets in
 other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.  The Fund
will treat           any Latin American securities that are
subject to restrictions on           repatriation for more than
seven days, as well as any securities           issued in
connection with Latin American debt conversion programs that are restricted to remittance of invested capital or profits, as illiquid securities for purposes of this limitation.

               The Fund may purchase put and call options on
securities and           stock indices, provided the premium paid
for such options does           not exceed 5% of the Fund's net
assets. The Fund may also sell           covered put options with
respect to up to 10% of the value of its           net assets,
and may write covered call options so long as not           more
than 25% of the Fund's net assets is subject to being
purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options
on)           stock index and foreign currency futures contracts,
provided that           the Fund's aggregate investment in such
contracts does not exceed           15% of its total assets.

               IVY NEW CENTURY FUND: The Fund's principal
objective is           long-term growth.  Consideration of
current income is secondary           to this principal
objective. In pursuing its objective, the Fund           invests
primarily in the equity securities of companies that IMI
believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having
emerging           markets to be those that (i) are generally
considered to be           "developing" or "emerging" by the
World Bank and the           International Finance Corporation,
or (ii) are classified by the           United Nations (or
otherwise regarded by their authorities) as           "emerging."
Under normal market conditions, the Fund invests at
least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options, rights and sponsored or unsponsored
ADRs, GDRs           ADSs and GDSs that are listed on stock
exchanges or traded over-          the-counter) of "Emerging
Market growth companies," which are           defined as
companies (a) for which the principal securities trading market is an emerging market (as defined above), (b) that
         (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in
emerging           markets, or (c) that are organized under the
laws of (and with a           principal office in) an emerging
market country.

               The Fund normally invests its assets in the
securities of           issuers located in at least three
emerging market countries, and           may invest 25% or more
of its total assets in the securities of           issuers
located in any one country. IMI's determination as to
whether a company qualifies as a Emerging Markets growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent
information           (some of which may be obtained directly
from the company).

               For purposes of capital appreciation, the Fund may
invest up           to 35% of its assets in (i) debt securities
of government or           corporate issuers in emerging market
countries, (ii) equity and           debt securities of issuers
in developed countries (including the           United States),
and (iii) cash or cash equivalents such as bank
obligations (including certificates of deposit and bankers'
   acceptances), commercial paper, short-term notes and
repurchase           agreements. For temporary defensive
purposes, the Fund may invest           without limit in such
instruments. The Fund may also invest in           zero coupon
bonds and purchase securities on a "when-issued" or firm commitment basis.

               The Fund will not invest more than 20% of its
total assets           in debt securities rated Ba or lower by
Moody's or BB or lower by           S&P, or if unrated, are
considered by IMI to be of comparable           quality (commonly
referred to as "high yield" or "junk" bonds).

               For temporary or emergency purposes, the Fund may
borrow up           to one-third of the value of its total assets
from banks, but may           not purchase securities at any time
during which the value of the           Fund's outstanding loans
exceeds 10% of the value of the Fund's           assets.  The
Fund may with approval of the Trustees, but           currently
does not intend to, lend portfolio securities valued at
not more that 30% of the Fund's total assets, engage in foreign currency exchange transactions and enter into forward
foreign           currency contracts.  The Fund may also invest
(i) up to 10% of           its total assets in other investment
companies, and (ii) up to           15% of its net assets in
restricted and other illiquid           securities.

               The Fund may purchase put and call options on
securities and           stock indices, provided the premium paid
for such options does           not exceed 5% of the Fund's net
assets. The Fund may also sell           covered put options with
respect to up to 10% of the value of its           net assets,
and may write covered call options so long as not           more
than 25% of the Fund's net assets is subject to being
purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options
on)           stock index and foreign currency futures contracts,
provided that           the Fund's aggregate investment in such
contracts does not exceed           15% of its total assets.












                                     RISK FACTORS

          U.S. GOVERNMENT SECURITIES

               U.S. Government securities are obligations of, or
guaranteed           by, the U.S. Government, its agencies or
instrumentalities.            Securities guaranteed by the U.S.
Government include:  (1) direct           obligations of the U.S.
Treasury (such as Treasury bills, notes,           and bonds) and
(2) Federal agency obligations guaranteed as to
principal and interest by the U.S. Treasury (such as GNMA
 certificates, which are mortgage-backed securities).  When such securities are held to maturity, the payment of principal
and           interest is unconditionally guaranteed by the U.S.
Government,           and thus they are of the highest possible
credit quality.  U.S.           Government securities that are
not held to maturity are subject           to variations in
market value due to fluctuations in interest           rates.

               Mortgage-backed securities are securities
representing part           ownership of a pool of mortgage
loans.  For example, GNMA           certificates are such
securities in which the timely payment of           principal and
interest is guaranteed by the full faith and credit           of
the U.S. Government.  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average
life           of the loans typically will be substantially less
because the           mortgages will be subject to principal
amortization and may be           prepaid prior to maturity.
Prepayment rates vary widely and may           be affected by
changes in market interest rates.  In periods of
falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the
security.            Conversely, rising interest rates tend to
decrease the rate of           prepayment, thereby lengthening
the actual average life of the           security (and increasing
the security's price volatility).            Accordingly, it is
not possible to predict accurately the average           life of
a particular pool.  Reinvestment of prepayment may occur
at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-
        backed securities can be less effective than typical
bonds of           similar maturities at "locking in" yields
during periods of           declining interest rates.  Such
securities may appreciate or           decline in market value
during periods of declining or rising           interest rates,
respectively.

               Securities issued by U.S. Government
instrumentalities and           certain federal agencies are
neither direct obligations of nor           guaranteed by the
U.S. Treasury; however, they involve Federal
sponsorship in one way or another.  Some are backed by specific types of collateral, some are supported by the issuer's
right to           borrow from the Treasury, some are supported
by the discretionary           authority of the Treasury to
purchase certain obligations of the           issuer, others are
supported only by the credit of the issuing           government
agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land












          Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal
Home           Loan Banks, Federal National Mortgage Association,
Federal Home           Loan Mortgage Corporation, and Student
Loan Marketing           Association.

          CONVERTIBLE SECURITIES

               Because convertible securities can be converted
into equity           securities, their values will normally vary
in some proportion           with those of the underlying equity
securities. Convertible           securities usually provide a
higher yield than the underlying           equity, however, so
that the price decline of a convertible           security may
sometimes be less substantial than that of the underlying equity security.

               A Fund may invest in convertible securities, such
as           corporate bonds, notes, debentures and other
securities that may           be converted into common stock.
Investments in convertible           securities can provide
income through interest and dividend           payments as well
as an opportunity for capital appreciation by           virtue of
their conversion or exchange features.

               The convertible securities in which a Fund may
invest           include preferred stock that may be converted or
exchanged at a           stated or determinable exchange ratio
into underlying shares of           common stock.  The exchange
ratio for any particular convertible           security may be
adjusted from time to time due to stock splits,
dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt
securities and           convertible preferred stocks, until
converted, have general           characteristics similar to both
debt and equity securities.            Although to a lesser
extent than with debt securities generally,           the market
value of convertible securities tends to decline as
interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the
conversion           or exchange feature, the market value of
convertible securities           typically changes as the market
value of the underlying common           stock changes, and,
therefore, also tends to follow movements in           the
general market for equity securities.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the
value           of the underlying common stock, although
typically not as much as           the price of the underlying
common stock.  While no securities           investments are
without risk, investments in convertible           securities
generally entail less risk than investments in common stock of the same issuer.

               As debt securities, convertible securities are
investments           which provide for a stream of income.  Of
course, like all debt           securities, there can be no
assurance of income or principal           payments because the
issuers of the convertible securities may           default on
their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

               Convertible securities generally are subordinated
to other           similar but non-convertible securities of the
same issuer,           although convertible bonds, as corporate
debt obligations, are           senior in right of payment to all
equity securities, and           convertible preferred stock is
senior to common stock, of the           same issuer.  However,
convertible bonds and convertible           preferred stock
typically have lower coupon rates than similar           non-
convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

          DEBT SECURITIES, IN GENERAL

                Investment in debt securities involves both
interest rate           and credit risk. Generally, the value of
debt instruments rises           and falls inversely with
fluctuations in interest rates. As           interest rates
decline, the value of debt securities generally
increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with
shorter           maturities. The market value of debt securities
also varies           according to the relative financial
condition of the issuer. In           general, lower-quality
bonds offer higher yields due to the           increased risk
that the issuer will be unable to meet its           obligations
on interest or principal payments at the time called for by the debt instrument.

          ZERO COUPON BONDS

               A Fund may purchase zero coupon bonds in
accordance with the           Fund's credit quality standards.
Zero coupon bonds are debt           obligations issued without
any requirement for the periodic           payment of interest,
and are issued at a significant discount           from face
value.  The discount approximates the total amount of
interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market
rate           at the time of issuance.  If a Fund holds zero
coupon bonds in           its portfolio, it would recognize
income currently for Federal           income tax purposes in the
amount of the unpaid, accrued interest           and generally
would be required to distribute dividends repre-          senting
such income to shareholders currently, even though the
cash representing such income would not have been received by the
         Fund.  Cash to pay dividends representing unpaid,
accrued           interest may be obtained from, for example,
sales proceeds of           portfolio securities and Fund shares
and from loan proceeds.            However, this may result in a
Fund's having to sell portfolio           securities at a time
when it might otherwise choose not to do so,           and the
Fund might incur a capital loss on such sales.  Because
interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the
value of           such securities is subject to greater
fluctuations in response to           changing interest rates
than the value of debt obligations that           distribute
income regularly.












          REPURCHASE AGREEMENTS

               Repurchase agreements are contracts under which a
Fund buys           a money market instrument and obtains a
simultaneous commitment           from the seller to repurchase
the instrument at a specified time           and at an agreed-
upon yield.  Under guidelines approved by the           the
Board, a Fund is permitted to enter into repurchase
agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that the Fund's investment adviser has approved
for           use as collateral for repurchase agreements and the
collateral           must be marked-to-market daily.  A Fund will
enter into           repurchase agreements only with banks and
broker-dealers deemed           to be creditworthy by the Fund's
investment adviser under           guidelines approved by the
Board.  In the unlikely event of           failure of the
executing bank or broker-dealer, a Fund could
experience some delay in obtaining direct ownership of the
  underlying collateral and might incur a loss if the value of
the           security should decline, as well as costs in
disposing of the           security.

          WARRANTS

               The holder of a warrant has the right, until the
warrant           expires, to purchase a given number of shares
of a particular           issuer at a specified price. Such
investments can provide a           greater potential for profit
or loss than an equivalent           investment in the underlying
security.  However, prices of           warrants do not
necessarily move in tandem with the prices of the
underlying securities, and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no
rights           other than a purchase option.  Thus, if a
warrant held by a Fund           were not exercised by the date
of its expiration, the Fund would           lose the entire
purchase price of the warrant.  A Fund's           investments in
warrants will not exceed 5% of the value of its           net
assets.

          SMALL COMPANIES

               Investing in smaller company stocks involves
certain special           considerations and risks that are not
usually associated with           investing in larger, more
established companies.  For example,           the securities of
smaller companies may be subject to more abrupt           or
erratic market movements, because they tend to be thinly
traded and are subject to a greater degree to changes in the issuer's earnings and prospects.  Small companies also tend
to           have limited product lines, markets or financial
resources.            Transaction costs in smaller company stocks
also may be higher           than those of larger companies.

          COMMERCIAL PAPER

               Commercial paper represents short-term unsecured
promissory           notes issued in bearer form by bank holding
companies,












          corporations and finance companies.  A Fund may invest
in           commercial paper that is rated Prime-1 by Moody's or
A-1 by S&P           or, if not rated by Moody's or S&P, is
issued by companies having           an outstanding debt issue
rated Aaa or Aa by Moody's or AAA or AA           by S&P.

          BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

               Certificates of deposit are negotiable
certificates issued           against funds deposited in a
commercial bank for a definite           period of time and
earning a specified return.  Bankers'           acceptances are
negotiable drafts or bills of exchange, normally           drawn
by an importer or exporter to pay for specific merchandise,
   which are "accepted" by a bank (meaning, in effect, that the
bank           unconditionally agrees to pay the face value of
the instrument at           maturity).  In addition to investing
in certificates of deposit           and bankers' acceptances, a
Fund may invest in time deposits in           banks or savings
and loan associations.  Time deposits are           generally
similar to certificates of deposit, but are
uncertificated. A Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of
$1           billion, (ii) U.S. banks which do not meet the $1
billion asset           requirement, if the principal amount of
such obligation is fully           insured by the Federal Deposit
Insurance Corporation (the           "FDIC"), (iii) savings and
loan associations which have total           assets in excess of
$1 billion and which are members of the FDIC,           and (iv)
foreign banks if the obligation is, in IMI's opinion, of
an investment quality comparable to other debt securities which may be purchased by the particular Fund.  A Fund's
investments in           certificates of deposit of savings
associations are limited to           obligations of Federal and
state-chartered institutions whose           total assets exceed
$1 billion and whose deposits are insured by           the FDIC.

          DEPOSITORY RECEIPTS

               ADRs, GDRs and similar instruments, the issuance
of which is           typically administered by a U.S. or foreign
bank or trust           company, evidence ownership of underlying
securities issued by a           U.S. or foreign corporation.
Unsponsored programs are organized           independently and
without the cooperation of the issuer of the           underlying
securities.  As a result, available information
concerning the issuer may not be as current as for sponsored depository instruments and their prices may be more volatile
than           if they were sponsored by the issuers of the
underlying           securities.  ADRs are publicly traded on
exchanges or over-the-          counter ("OTC") in the United
States.

          INVESTMENT-GRADE DEBT SECURITIES

               Bonds rated Aaa by Moody's and AAA by S&P are
judged to be           of the best quality (i.e., capacity to pay
interest and repay           principal is extremely strong).
Bonds rated Aa/AA are considered












          to be of high quality (i.e., capacity to pay interest
and repay           principal is very strong and differs from the
highest rated           issues only to a small degree).  Bonds
rated A are viewed as           having many favorable investment
attributes, but elements may be           present that suggest a
susceptibility to the adverse effects of           changes in
circumstances and economic conditions than debt in
higher rated categories.  Bonds rated Baa/BBB (considered by
    Moody's to be "medium grade" obligations) are considered to
have           an adequate capacity to pay interest and repay
principal, but           certain protective elements may be
lacking (i.e., such bonds lack           outstanding investment
characteristics and have some speculative
characteristics).  A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and
may also           invest in unrated debt securities that are
considered by IMI to           be of comparable quality.

          LOW-RATED DEBT SECURITIES

               A Fund may invest in corporate debt securities
rated Ba or           lower by Moody's, or BB or lower by S&P.  A
Fund will not,           however, invest in securities that, at
the time of investment,           are rated lower than C by
either Moody's or S&P.  Securities           rated lower than Baa
or BBB (and comparable unrated securities)           are commonly
referred to as "high yield" or "junk" bonds and are
considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.  The lower the ratings of corporate debt
securities,           the more their risks render them like
equity securities.  (See           Appendix A for a more complete
description of the ratings           assigned by Moody's and S&P
and their respective
          characteristics.)

               While IMI may refer to ratings issued by
established credit           rating agencies, it is not IMI's
policy to rely exclusively on           such ratings, but rather
to supplement such ratings with its own           independent and
ongoing review of credit quality.  A Fund's           achievement
of its investment objective may, to the extent of its
investment in low-rated debt securities, be more dependent upon
       IMI's credit analysis than would be the case if the Funds
were           investing in higher quality bonds.  Should the
rating of a           portfolio security be downgraded, IMI will
determine whether it           is in the relevant Fund's best
interest to retain or dispose of           the security.
However, should any individual bond held by a Fund           be
downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

               The secondary market on which low-rated debt
securities are           traded may be less liquid than the
market for higher grade bonds.            Less liquidity in the
secondary trading market could adversely           affect the
price at which a Fund could sell a low-rated debt
security, and cause large fluctuations in the daily net asset value of the Fund's shares.  Adverse publicity and investor perceptions, whether or not based on fundamental
analysis, may           decrease the value and liquidity of low-
rated debt securities,












          especially in a thinly traded market.  When secondary
markets for           high yield securities become relatively
less liquid, it may be           more difficult to value the
securities, requiring additional           research, and elements
of judgment. Prices for low-rated debt           securities may
be affected by legislative and regulatory           developments.
(For example, Federal rules require savings and           loan
institutions to reduce gradually their holdings of this type of security).

          FOREIGN SECURITIES

               A Fund may invest in securities of foreign
issuers,           including non-U.S. dollar-denominated debt
securities, Euro           dollar securities, sponsored and
unsponsored ADRs, ADSs, GDRs           GDSs and debt securities
issued, assumed or guaranteed by foreign           governments or
political subdivisions or instrumentalities           thereof.
Shareholders should consider carefully the substantial
risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to
the           usual risks inherent in the domestic investments.

               Although a Fund intends to invest only in nations
that IMI           considers to have relatively stable and
friendly governments,           there is the possibility of
expropriation, nationalization,           repatriation or
confiscatory taxation, taxation of income earned           in a
foreign country and other foreign taxes, foreign exchange
 controls (which may include suspension of the ability to
transfer           currency from a given country), default in
foreign government           securities, political or social
instability or diplomatic           developments which could
affect investments in securities of           issuers in those
nations.  In addition, in many countries there           is less
publicly available information about issuers than is
available for U.S. companies. For example, ownership of unsponsored ADRs may not entitle the owner to financial or other reports from the issuer to which it might otherwise be
entitled           as the owner of a sponsored ADR.  Moreover,
foreign companies are           not generally subject to uniform
accounting, auditing and           financial reporting standards,
and auditing practices and           requirements may not be
comparable to those applicable to U.S.           companies.  In
many foreign countries, there is less government
supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the
United           States.  Foreign securities transactions may
also be subject to           higher brokerage costs than domestic
securities transactions.            The foreign securities
markets of many of the countries in which           a Fund may
invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

               Foreign stock markets have different clearance and
         settlement procedures and in certain markets there have
been           times when settlements have been unable to keep
pace with the           volume of securities transactions, making
it difficult to conduct












          such transactions.  Delays in settlement could result
in           temporary periods when assets of a Fund are
uninvested and no           return is earned thereon.  The
inability of a Fund to make           intended security purchases
due to settlement problems could           cause that Fund to
miss attractive investment opportunities.            Further, the
inability to dispose of portfolio securities due to
settlement problems could result either in losses to a Fund
   because of subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell
the           security, in possible liability to the purchaser.
Fixed           commissions on some foreign securities exchanges
are generally           higher than negotiated commissions on
U.S. exchanges, although           IMI will endeavor to achieve
the most favorable net results on a           Fund's portfolio
transactions.  It may be more difficult for a           Fund's
agents to keep currently informed about corporate actions
 such as stock dividends or other matters that may affect the prices of portfolio securities.  Communications between the
        United States and foreign countries may be less reliable
than           within the United States, thus increasing the risk
of delayed           settlements of portfolio transactions or
loss of certificates for           portfolio securities.
Moreover, individual foreign economies may           differ
favorably or unfavorably from the United States economy in
  such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency
and           balance of payments position.  IMI seeks to
mitigate the risks to           a Fund associated with the
foregoing considerations through           investment variation
and continuous professional management.

          INVESTING IN EMERGING MARKETS

               Investors should recognize that investing in
certain foreign           securities involves special
considerations, including those set           forth below, that
are not typically associated with investing in           United
States securities and that may affect a Fund's performance
  favorably or unfavorably.  (See "Foreign Securities" under the caption "Risk Factors and Investment Techniques" in the Prospectus.)

               In recent years, many emerging market countries
around the           world have undergone political changes that
have reduced           government's role in economic and personal
affairs and have           stimulated investment and growth.
Historically, there is a strong           direct correlation
between economic growth and stock market           returns.
While this is no guarantee of future performance, IMI
believes that investment opportunities (particularly in the
   energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of
emerging           market countries from which the Fund and its
shareholders will           benefit.

               Investments in companies domiciled in developing
countries           may be subject to potentially higher risks
than investments in           developed countries.  Such risks
include (i) less social,












          political and economic stability; (ii) a small market
for           securities and/or a low or nonexistent volume of
trading, which           result in a lack of liquidity and
greater price volatility; (iii)           certain national
policies that may restrict a Fund's investment
opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv)
foreign           taxation; (v) the absence of developed
structures governing           private or foreign investment or
allowing for judicial redress           for injury to private
property; (vi) the absence, until           relatively recently
in certain Eastern European countries, of a           capital
market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in
  Eastern Europe may be slowed or reversed by unanticipated
   political or social events in such countries; and (viii) the possibility that currency devaluations could adversely
affect the           value of a Fund's investments.  Further,
many emerging markets           have experienced and continue to
experience high rates of           inflation.

               Despite the dissolution of the Soviet Union, the
Communist           Party may continue to exercise a significant
role in certain           Eastern European countries.  To the
extent of the Communist           Party's influence, investments
in such countries will involve           risks of
nationalization, expropriation and confiscatory
taxation.  The communist governments of a number of Eastern
   European countries expropriated large amounts of private
property           in the past, in many cases without adequate
compensation, and           there can be no assurance that such
expropriation will not occur           in the future.  In the
event of such expropriation, a Fund could           lose a
substantial portion of any investments it has made in the
 affected countries.  Further, few (if any) accounting standards exist in Eastern European countries.  Finally, even
though           certain Eastern European currencies may be
convertible into U.S.           dollars, the conversion rates may
be artificial in relation to           the actual market values
and may be adverse to a Fund's net asset           value.

               Certain Eastern European countries that do not
have well-          established trading markets are characterized
by an absence of           developed legal structures governing
private and foreign           investments and private property.
In addition, certain countries           require governmental
approval prior to investments by foreign           persons, or
limit the amount of investment by foreign persons in           a
particular company, or limit the investment of foreign persons to only a specific class of securities of a company that
may have           less advantageous terms than securities of the
company available           for purchase by nationals.

               Authoritarian governments in certain Eastern
European           countries may require that a governmental or
quasi-governmental           authority act as custodian of a
Fund's assets invested in such           country.  To the extent
such governmental or quasi-governmental           authorities do
not satisfy the requirements of the Investment           Company
Act of 1940, as amended (the "1940 Act"), with respect to












          the custody of a Fund's cash and securities, that
Fund's           investment in such countries may be limited or
may be required to           be effected through intermediaries.
The risk of loss through           governmental confiscation may
be increased in such countries.

          CANADIAN SECURITIES

               Ivy Canada Fund normally invests a significant
portion of           its assets in Canadian securities.  The
Canadian securities           market is among the largest in the
world.  Equity securities are           traded primarily on the
country's five independent regional stock           exchanges:
The Toronto Stock Exchange ("TSE"), the Montreal
Exchange ("ME"), the Vancouver Stock Exchange ("VSE"), the
  Alberta Stock Exchange and the Winnipeg Stock Exchange.  The
TSE,           which is the largest regional exchange, had a
total market           capitalization of $1190.8 billion as of
November, 1996 and its           1,304 listed companies had a
November trading volume of           2,610,118,602 shares.  A
small percentage of Canadian stocks are           traded on the
unlisted or OTC market.  In contrast, almost all           debt
securities are traded on the OTC.  Interlisting is common
 among the Canadian and U.S. stock exchanges and the OTC markets.
          In addition, the TSE, the American Stock Exchange and
the Midwest           Stock Exchange are electronically linked to
permit the order           routing of interlisted securities on
those stock exchanges.  The           ME and the Boston Stock
Exchange are similarly linked.  Ivy           Canada Fund invests
less than 1% of its assets in securities           listed solely
on the VSE.

               The economy of Canada is strongly influenced by
the           activities of companies and industries involved in
the production           and processing of natural resources.
The companies may include           those involved in the energy
industry, industrial materials           (chemicals, base metals,
timber and paper) and agricultural           materials (grain
cereals).  The securities of companies in the           energy
industry are subject to changes in value and dividend
yield, which depend, to a large extent, on the price and supply of energy fuels.  Rapid price and supply fluctuations may
be           caused by events relating to international politics,
energy           conservation and the success of exploration
projects. Economic           prospects are changing due to recent
government attempts to           reduce restrictions against
foreign investment.  These           considerations are
especially important for a Fund, like Ivy           Canada Fund,
which invests primarily in Canadian securities.

               Many factors, including social, environmental and
economic           conditions, that are not within the control of
Canada affect and           could have an adverse impact on the
financial condition of           Canada.  IMI is unable to
predict what effect, if any, such           factors would have on
instruments held in a Fund's portfolio.

               Beginning in January of 1989 the U.S. - Canada
Free Trade           Agreement will be phased in over a period of
10 years.  This           agreement will remove tariffs on U.S.
technology and Canadian           agricultural products in
addition to removing trade barriers












          affecting other important sectors of each country's
economy.            Additionally, the recent implementation of
the North American           Free Trade Agreement in January,
1994 is expected to lead to           increased trade and reduced
barriers between Canada and the           United States.

               Canada is one of the world's leading industrial
countries,           as well as a major exporter of agricultural
products.  Canada is           rich in natural resources such as
zinc, uranium, nickel, gold,           silver, aluminum, iron and
copper.  Forest covers over 44% of           land area, making
Canada a leading world producer of newsprint.

               Canada is also a major producer of
hydroelectricity, oil and           gas.  The business activities
of companies in the energy field           may include the
production, generation, transmission, marketing, control or measurement of energy or energy fuels.

               Canadian securities exchanges are self-regulatory
agencies           that are recognized by the securities
administrators of the           province in which the exchange is
located.  The largest, most           active Canadian exchange is
the TSE, which is a self-regulated           agency recognized by
the Ontario Securities Commission.  Canadian           securities
regulation differs in certain respects from United
States securities regulation.  For example, the amount of
 information available concerning companies that have securities traded on Canadian exchanges and do not have securities
traded on           an exchange in the United States is generally
less than that           available concerning companies which
have securities traded on           United States exchanges.  See
"Risk Factors and Investment           Techniques" in the
Prospectus for a discussion of the risks           associated
with investing in the securities of foreign companies.

          INVESTING IN LATIN AMERICA

               Investing in securities of Latin American issuers
may entail           risks relating to the potential political
and economic           instability of certain Latin American
countries and the risks of           expropriation,
nationalization, confiscation or the imposition of
restrictions on foreign investment and on repatriation of capital invested.  In the event of expropriation,
nationalization or           other confiscation by any country, a
Fund could lose its entire           investment in any such
country.

               The securities markets of Latin American countries
are           substantially smaller, less developed, less liquid
and more           volatile than the major securities markets in
the U.S. Disclosure           and regulatory standards are in
many respects less stringent than           U.S. standards.
Furthermore, there is a lower level of           monitoring and
regulation of the markets and the activities of investors in such markets.

               The limited size of many Latin American securities
markets           and limited trading volume in the securities of
Latin American           issuers compared to volume of trading in
the securities of U.S.












          issuers could cause prices to be erratic for reasons
apart from           factors that affect the soundness and
competitiveness of the           securities issuers.  For
example, limited market size may cause           prices to be
unduly influenced by traders who control large
positions.  Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may
decrease the           value and liquidity of portfolio
securities.

               Latin America Strategy Fund invests in securities denominated in currencies of Latin American countries.
       Accordingly, changes in the value of these currencies
against the           U.S. dollar will result in corresponding
changes in the U.S.           dollar value of the Fund's assets
denominated in those           currencies.

               Some Latin American countries also may have
managed           currencies, which are not free floating against
the U.S. dollar.            In addition, there is risk that
certain Latin American countries           may restrict the free
conversion of their currencies into other           countries.
Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar.
Any           devaluations in the currencies in which a Fund's
portfolio           securities are denominated may have a
detrimental impact on that           Fund's net asset value.

               The economies of individual Latin American
countries may           differ favorably or unfavorably from the
U.S. economy in such           respects as the rate of growth of
gross domestic product, the           rate of inflation, capital
reinvestment, resource self-          sufficiency and balance of
payments position.  Certain Latin           American countries
have experienced high levels of inflation           which can
have a debilitating effect on the economy.
Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries.  This may
reduce           the Fund's investment income available for
distribution to           shareholders.

               Certain Latin American countries such as
Argentina, Brazil           and Mexico are among the world's
largest debtors to commercial           banks and foreign
governments.  At times, certain Latin American
countries have declared moratoria on the payment of principal and/or interest on outstanding debt.  Investment in
sovereign           debt can involve a high degree of risk.  The
governmental entity           that controls the repayment of
sovereign debt may not be able or           willing to repay the
principal and/or interest when due in           accordance with
the terms of such debt.  A governmental entity's
willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its
cash           flow situation, the extent of its foreign
reserves, the           availability of sufficient foreign
exchange on the date a payment           is due, the relative
size of the debt service burden to the           economy as a
whole, the governmental entity's policy towards the












          International Monetary Fund, and the political
constraints to           which a governmental entity may be
subject.  Governmental           entities may also be dependent
on expected disbursements from           foreign governments,
multilateral agencies and others abroad to           reduce
principal and interest arrearages on their debt.  The
commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a
governmental           entity's implementation of economic
reforms and/or economic           performance and the timely
service of such debtor's obligations.            Failure to
implement such reforms, achieve such levels of           economic
performance or repay principal or interest when due may
result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further
impair           such debtor's ability or willingness to service
its debts in a           timely manner.  Consequently,
governmental entities may default           on their sovereign
debt.

               Holders of sovereign debt, including a Fund, may
be           requested to participate in the rescheduling of such
debt and to           extend further loans to governmental
entities.  There is no           bankruptcy proceeding by which
defaulted sovereign debt may be           collected in whole or
in part.

               Governments of many Latin American countries have
exercised           and continue to exercise substantial
influence over many aspects           of the private sector
through the ownership or control of many           companies,
including some of the largest in those countries.  As           a
result, government actions in the future could have a
significant effect on economic conditions which may adversely affect prices of certain portfolio securities.
Expropriation,           confiscatory taxation, nationalization,
political, economic or           social instability or other
similar developments, such as           military coups, have
occurred in the past and could also           adversely affect a
Fund's investments in this region.

               Changes in political leadership, the
implementation of           market oriented economic policies,
such as privatization, trade           reform and fiscal and
monetary reform are among the recent steps           taken to
renew economic growth.  External debt is being
restructured and flight capital (domestic capital that has left home country) has begun to return.  Inflation control
efforts           have also been implemented.  Latin American
equity markets can be           extremely volatile and in the
past have shown little correlation           with the U.S.
market.  Currencies are typically weak, but most           are
now relatively free floating, and it is not unusual for the
   currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

          INVESTING IN ASIA PACIFIC SECURITIES

               Certain Asia-Pacific countries in which Ivy Asia
Pacific           Fund may invest are developing countries, and
may be in the           initial stages of their industrialization
cycle.  The economic           structures of developing countries
generally are less diverse and












          mature than in the United States, and their political
systems may           be relatively unstable.  Historically,
markets of developing           countries have been more volatile
than the markets of developed           countries, yet such
markets often have provided higher rates of           return to
investors.

               Investing in securities of issuers in Asia-Pacific
countries           involves certain considerations not typically
associated with           investing in securities of United
States companies, including (i)           restrictions on foreign
investment and on repatriation of capital           invested in
Asian countries, (ii) currency fluctuations, (iii)           the
cost of converting foreign currency into United States
dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific country securities markets
and (v)           political and economic risks, including the
risk of           nationalization or expropriation of assets and
the risk of war.

               Certain Asia-Pacific countries may be more
vulnerable to the           ebb and flow of international trade
and to trade barriers and           other protectionist or
retaliatory measures.  Investments in           countries that
have recently opened their capital markets and           that
appear to have relaxed their central planning requirement,
  as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

               The settlement period of securities transactions
in foreign           markets in general may be longer than in
domestic markets, and           such delays may be of particular
concern in developing countries.            For example, the
possibility of political upheaval and the           dependence on
foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

               Securities exchanges, issuers and broker-dealers
in some           Asia-Pacific countries are subject to less
regulatory scrutiny           than in the United States.  In
addition, due to the limited size           of the markets for
Asia-Pacific securities, the prices for such           securities
may be more vulnerable to adverse publicity,           investors'
perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

          INVESTING IN NATURAL RESOURCES

               Since the Ivy Global Natural Resources Fund
normally invests           a substantial portion of its assets in
securities of companies           engaged in natural resources
activities, the Fund may be subject           to greater risks
and market fluctuations than funds with more
diversified portfolios.  The value of the Fund's securities will fluctuate in response to market conditions generally, and
will be           particularly sensitive to the markets for those
natural resources           in which a particular issuer is
involved.  The values of natural           resources may also
fluctuate directly with respect to real and           perceived
inflationary trends and various political developments.












          In selecting the Fund's portfolio of investments, IMI
will           consider each company's ability to create new
products, secure           any necessary regulatory approvals,
and generate sufficient           customer demand.  A company's
failure to perform well in any one           of these areas,
however, could cause its stock to decline           sharply.

               Ivy Global Natural Resources Fund's investments in
precious           metals (such as gold) and other physical
commodities are subject           to special risk considerations,
including substantial price           fluctuations over short
periods of time.  On the other hand,           investments in
precious metals coins or bullion could help to           moderate
fluctuations in the value of the Fund's portfolio, since
the prices of precious metals have at times tended not to
 fluctuate as widely as shares of issuers engaged in the mining
of           precious metals.  Because precious metals and other
commodities           do not generate investment income, however,
the return on such           investments will be derived solely
from the appreciation and           depreciation on such
investments.  The Fund may also incur           storage and other
costs relating to its investments in precious           metals
and other commodities, which may, under certain
circumstances, exceed custodial and brokerage costs associated with investments in other types of securities.  When the
Fund           purchases a precious metal, IMI currently intends
that it will           only be in a form that is readily
marketable.

               Natural resource industries throughout the world
may be           subject to greater political, environmental and
other           governmental regulation than many other
industries.  Changes in           governmental policies and the
need for regulatory approvals may           have an adverse
effect on the products and services of natural
resources companies.  For example, the exploration, development and distribution of coal, oil and gas in the United States
are           subject to significant Federal and state
regulation, which may           affect rates of return on such
investments and the kinds of           services that may be
offered to companies in those industries.            In addition,
many natural resource companies have been subject to
significant costs associated with compliance with environmental and other safety regulations.  Such regulations may also
hamper           the development of new technologies.  The
direction, type or           effect of any future regulations
affecting natural resource           industries are virtually
impossible to predict.

               To take advantage of potential growth
opportunities, Ivy           Global Natural Resources Fund might
have significant investments           in companies with
relatively small market capitalization.            Securities of
smaller companies may be subject to more abrupt or
erratic market movements than the securities of larger more
   established companies, because they tend to be traded in lower volume and because the companies are subject to greater
business           risk.

               Under normal conditions, Ivy Global Natural
Resources Fund           is likely to be invested heavily in
foreign securities.












          Investing in securities of foreign issuers and
denominated in           foreign currencies involves risks not
typically associated with           investing in United States
securities, including fluctuations in           foreign exchange
rates, exposure to adverse political and           economic
developments and the possible imposition of exchange
controls and related restrictions. In addition, competition is intense for many natural resource companies.  As a result,
the           value of the securities issues by such companies
may to subject           to increased share price volatility.

          INVESTING IN THE CHINA REGION

               Investors should realize that China Region
countries may be           subject to a greater degree of
economic, political and social           instability than is the
case in the United States or other           developed countries.
Among the factors causing this instability           are (i)
authoritarian governments or military involvement in
political and economic decision making, (ii) popular unrest
   associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv)
hostile           relations with neighboring countries, (v)
ethnic, religious and           racial disaffection, and (vi)
changes in trading status, any one           of which could
disrupt the principal financial markets in which           the
Ivy China Region Fund invests and adversely affect the value of its assets.  In addition, several China Region countries
have           had hostile relations with neighboring nations.
For example,           China continues to claim sovereignty over
Taiwan, and is           scheduled to assume sovereignty over
Hong Kong in 1997.

               China Region countries tend to be heavily
dependent on           international trade, as a result of which
their markets are           highly sensitive to protective trade
barriers and the economic           conditions of their principal
trading partners (i.e., the United           States, Japan and
Western European countries).  Protectionist           trade
legislation, reduction of foreign investment in China
Region economies and general declines in the international
  securities markets could have a significant adverse effect on
the           China Region securities markets.  In addition,
certain China           Region countries have in the past failed
to recognize private           property rights and have at times
nationalized or expropriated           the assets of private
companies. There is a heightened risk in           these
countries that such adverse actions might be repeated.

               To take advantage of potential growth
opportunities, the Ivy           China Region Fund might have
significant investments  in           companies with relatively
small market capitalization.            Securities of smaller
companies may be subject to more abrupt or           erratic
market movements than the securities of larger more
established companies, both because they tend to be traded in lower volume and because the companies are subject to
greater           business risk.  In addition, to the extent that
any China Region           country  experiences rapid increases
in its money supply or           investment in equity securities
for speculative purposes, the           equity securities traded
in such countries may trade at price












          earning multiples higher than those of comparable
companies           trading on securities markets in the United
States, which may not           be sustainable.  Finally,
restriction on foreign investment           exists to varying
degrees in some China Region countries.  Where           such
restrictions apply, investments may be limited and may increase the Fund's expenses. See also "Selected Economic and
      Market Data for Asia Pacific and China Region Countries" in
         Appendix C to this SAI.

          PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES

               Commodities trading is generally considered a
speculative           activity.  For example, prices of precious
metals are affected by           factors such as cyclical
economic conditions, political events           and monetary
policies of various countries.  Accordingly, markets
for precious metals may at times be volatile and there may be sharp price fluctuations even during periods when prices
overall           are rising.  Investments in physical
commodities may also present           practical problems of
delivery, storage and maintenance, possible illiquidity, the unavailability of accurate market valuations and increased expenses.

               Under current U.S. tax law, the Ivy Global Natural
Resources           Fund may not receive more than 10% of its
yearly income from           gains resulting from selling
precious metals or any other           physical commodity.
Accordingly, the Fund may be required to           hold its
precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

          FORWARD FOREIGN CURRENCY CONTRACTS

               A forward foreign currency contract (a "forward
contract")           is an obligation to purchase or sell a
specific currency for an           agreed price at a future date
(usually less than a year), and           typically is
individually negotiated and privately traded by
currency traders and their customers.  A forward contract
 generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for commissions, they do
realize a           profit based on the difference between the
price at which they           are buying and selling various
currencies.  Although these           contracts are intended to
minimize the risk of loss due to a           decline in the value
of the hedged currencies, at the same time,           they tend
to limit any potential gain which might result should the value of such currencies increase.

               While a Fund may enter into forward contracts to
reduce           currency exchange risks, changes in currency
exchange rates may           result in poorer overall performance
for a Fund than if it had           not engaged in such
transactions.  Moreover, there may be an           imperfect
correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the
intended hedge or           expose the Fund to the risk of
currency exchange loss.

               A Fund will not enter into or maintain a net
exposure to a           forward contract where the consummation
of the contract would           obligate the Fund to deliver an
amount of currency that exceeds           the value of the Fund's
portfolio securities or other assets           denominated in
that currency. Further, a Fund generally will not enter into a forward contract with a term greater than one year.

               To the extent required by applicable law, a Fund
will hold           cash or liquid securities in a segregated
account with its           custodian in an amount equal (on a
daily marked-to-market basis)           to the amount of the
commitments under these contracts.  At the           maturity of
a forward contract, a Fund may either accept or make
delivery of the currency specified in the contract, or, prior to maturity, enter into a closing purchase transaction
involving the           purchase or sale of an offsetting
position.  Closing purchase           transactions with respect
to forward contracts are usually           effected with the
currency trader who is a party to the original           forward
contract.

          FOREIGN CURRENCIES

               Investment in foreign securities will usually
involve           currencies of foreign countries.  In addition,
a Fund may           temporarily hold foreign currency deposits
during the completion           of investment programs and may
purchase forward contracts.            Because of these factors,
the value of the assets of a Fund as           measured in U.S.
dollars may be affected favorably or unfavorably           by
changes in foreign currency exchange rates and exchange
control regulations, and the Fund may incur costs in connection with conversions between various currencies.  Although a
Fund           values the Fund's assets daily in terms of U.S.
dollars, a Fund           does not intend to convert its holdings
of foreign currencies           into U.S. dollars on a daily
basis.  A Fund may do so from time           to time, and
investors should be aware of the costs of currency
conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the
       difference (the "spread") between the prices at which they
are           buying and selling various currencies.  Thus, a
dealer may offer           to sell a foreign currency to a Fund
at one rate, while offering           a lesser rate of exchange
should the Fund desire to resell that           currency to the
dealer.  A Fund will conduct its foreign currency
exchange transactions either on a cash basis at the spot rate prevailing in the foreign currency exchange market, or
through           entering into forward contracts to purchase or
sell foreign           currencies.

               Because a Fund normally will be invested in both
U.S. and           foreign securities markets, changes in the
Fund's share price may           have a low correlation with
movements in U.S. markets.  A Fund's           share price will
reflect movements of the stock and bond markets           in
which it is invested (both U.S. and foreign), and of the












          currencies in which its foreign investments are
denominated.            Thus, the strength or weakness of the
U.S. dollar against foreign           currencies accounts for
part of a Fund's investment performance.            U.S. and
foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.

          REAL ESTATE INVESTMENT TRUSTS (REITs)

               Ivy Global Fund may invest in equity real estate
investment           trusts ("REITs").  A REIT is a corporation,
trust or association           that invests in real estate
mortgages or equities for the benefit           of its investors.
REITs are dependent upon management skill, may           not be
diversified and are subject to the risks of financing
projects. Such entities are also subject to heavy cash flow
   dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through
of           income under the Internal Revenue Code of 1986, as
amended (the           "Code") and to maintain exemption from the
1940 Act.  By           investing in REITs indirectly through a
fund, a shareholder will           bear not only his or her
proportionate share of the expenses of           the Fund, but
also, indirectly, similar expenses of the REITs.

          OPTIONS TRANSACTIONS

               OPTIONS, IN GENERAL.   A Fund may engage in
transactions in           options on securities and stock indices
in accordance with the           Fund's stated investment
objective and policies.  A Fund may also           purchase put
options on securities and may purchase and sell           (write)
put and call options on stock indices.  Options on
securities and stock indices purchased or written by a Fund will be limited to options traded on national securities
exchanges,           boards of trade or similar entities, or in
the OTC markets.

               A call option is a short-term contract (having a
duration of           less than one year) pursuant to which the
purchaser, in return           for the premium paid, has the
right to buy the security           underlying the option at the
specified exercise price at any time           during the term of
the option.  The writer of the call option,           who
receives the premium, has the obligation, upon exercise of
  the option, to deliver the underlying security against payment
of           the exercise price.  A put option is a similar
contract pursuant           to which the purchaser, in return for
the premium paid, has the           right to sell the security
underlying the option at the specified           exercise price
at any time during the term of the option.  The           writer
of the put option, who receives the premium, has the
obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things,
the           relationship of the exercise price to the market
price and           volatility of the underlying security, the
time remaining to           expiration of the option, supply and
demand, and interest rates.

               If the writer of an option wishes to terminate the












          obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of
the           same series as the option previously written.  The
effect of the           purchase is that the writer's position
will be cancelled by the           Options Clearing Corporation.
However, a writer may not effect a           closing purchase
transaction after it has been notified of the           exercise
of an option.  Likewise, an investor who is the holder
of an option may liquidate his or her position by effecting a
     "closing sale transaction."  This is accomplished by selling
an           option of the same series as the option previously
purchased.            There is no guarantee that either a closing
purchase or a closing           sale transaction can be effected
at any particular time or at any           acceptable price.  If
any call or put option is not exercised or           sold, it
will become worthless on its expiration date.

               A Fund will realize a gain (or a loss) on a
closing purchase           transaction with respect to a call or
a put previously written by           the Fund if the premium,
plus commission costs, paid by the Fund           to purchase the
call or the put is less (or greater) than the           premium,
less commission costs, received by the Fund on the sale
of the call or the put.  A gain also will be realized if a call or a put that a Fund has written lapses unexercised,
because the           Fund would retain the premium.  Any such
gains (or losses) are           considered short-term capital
gains (or losses) for Federal           income tax purposes.  Net
short-term capital gains, when           distributed by a Fund,
are taxable as ordinary income.  See           "Taxation."

               A Fund will realize a gain (or a loss) on a
closing sale           transaction with respect to a call or a
put previously purchased           by the Fund if the premium,
less commission costs, received by           the Fund on the sale
of the call or the put is greater (or less)           than the
premium, plus commission costs, paid by the Fund to
purchase the call or the put.  If a put or a call expires
 unexercised, it will become worthless on the expiration date,
and           a Fund will realize a loss in the amount of the
premium paid,           plus commission costs.  Any such gain or
loss will be long-term           or short-term gain or loss,
depending upon a Fund's holding           period for the option.

               Exchange-traded options generally have
standardized terms           and are issued by a regulated
clearing organization (such as the           Options Clearing
Corporation), which, in effect, guarantees the
completion of every exchange-traded option transaction.  In
   contrast, the terms of OTC options are negotiated by a Fund
and           its counterparty (usually a securities dealer or a
financial           institution) with no clearing organization
guarantee.  When a           Fund purchases an OTC option, it
relies on the party from whom it           has purchased the
option (the "counterparty") to make delivery of           the
instrument underlying the option.  If the counterparty fails to do so, a Fund will lose any premium paid for the option,
as           well as any expected benefit of the transaction.
Accordingly,           IMI will assess the creditworthiness of
each counterparty to           determine the likelihood that the
terms of the OTC option will be












          satisfied.

               WRITING OPTIONS ON INDIVIDUAL SECURITIES.  A Fund
may write           (sell) covered call options on the Fund's
securities in an           attempt to realize a greater current
return than would be           realized on the securities alone.
A Fund may also write covered           call options to hedge a
possible stock or bond market decline           (only to the
extent of the premium paid to the Fund for the
options).  In view of the investment objectives of a Fund, the
      Fund generally would write call options only in
circumstances           where the investment adviser to the Fund
does not anticipate           significant appreciation of the
underlying security in the near           future or has otherwise
determined to dispose of the security.

               A Fund may write covered call options as described
in the           Fund's Prospectus.  A "covered" call option
means generally that           so long as the Fund is obligated
as the writer of a call option,           the Fund will (i) own
the underlying securities subject to the           option, or
(ii) have the right to acquire the underlying
securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund.  Although a Fund receives premium income
from these           activities, any appreciation realized on an
underlying security           will be limited by the terms of the
call option.  A Fund may           purchase call options on
individual securities only to effect a           "closing
purchase transaction."

               As the writer of a call option, a Fund receives a
premium           for undertaking the obligation to sell the
underlying security at           a fixed price during the option
period, if the option is           exercised.  So long as a Fund
remains obligated as a writer of a           call option, it
forgoes the opportunity to profit from increases           in the
market price of the underlying security above the exercise
  price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the
value of           the underlying security decline).

               PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.  A
Fund may           purchase a put option on an underlying
security owned by the Fund           as a defensive technique in
order to protect against an           anticipated decline in the
value of the security.  A Fund, as the           holder of the
put option, may sell the underlying security at the
exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market
price of the           underlying security must decline
sufficiently below the exercise           price to cover the
premium and transaction costs that a Fund must           pay.
These costs will reduce any profit a Fund might have
realized had it sold the underlying security instead of buying the put option.  The premium paid for the put option would
reduce           any capital gain otherwise available for
distribution when the           security is eventually sold.  The
purchase of put options will           not be used by a Fund for
leverage purposes.

               A Fund may also purchase a put option on an underlying












          security that it owns and at the same time write a call
option on           the same security with the same exercise
price and expiration           date.  Depending on whether the
underlying security appreciates           or depreciates in
value, a Fund would sell the underlying           security for
the exercise price either upon exercise of the call
option written by it or by exercising the put option held by it.
         A Fund would enter into such transactions in order to
profit from           the difference between the premium received
by the Fund for the           writing of the call option and the
premium paid by the Fund for           the purchase of the put
option, thereby increasing the Fund's           current return.
A Fund may write (sell) put options on           individual
securities only to effect a "closing sale           transaction."


               PURCHASING AND WRITING OPTIONS ON SECURITIES
INDICES.  A           Fund may purchase and sell (write) put and
call options on           securities indices.  An index assigns
relative values to the           securities included in the index
and the index fluctuates with           changes in the market
values of the securities so included.            Options on
indices are similar to options on individual
securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a
specified           price, they give the purchaser the right to
receive cash.  The           amount of cash is equal to the
difference between the closing           price of the index and
the exercise price of the option,           expressed in dollars,
times a specified multiple (the           "multiplier").  The
writer of the option is obligated, in return           for the
premium received, to make delivery of this amount.

               The multiplier for an index option performs a
function           similar to the unit of trading for a stock
option.  It determines           the total dollar value per
contract of each point in the           difference between the
exercise price of an option and the           current level of
the underlying index.  A multiplier of 100 means           that a
one-point difference will yield $100. Options on different indices have different multipliers.

               When a Fund writes a call or put option on a stock
index,           the option is "covered", in the case of a call,
or "secured", in           the case of a put, if the Fund
maintains in a segregated account           with the Custodian
cash or liquid securities equal to the           contract value.
A call option is also covered if a Fund holds a           call on
the same index as the call written where the exercise
price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the
exercise price           of the call written, provided that the
Fund maintains in a           segregated account with the
Custodian the difference in cash or           liquid securities.
A put option is also "secured" if a Fund           holds a put on
the same index as the put written where the           exercise
price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.












               RISKS OF OPTIONS TRANSACTIONS.  The purchase and
writing of           options involves certain risks.  During the
option period, the           covered call writer has, in return
for the premium on the option,           given up the opportunity
to profit from a price increase in the           underlying
securities above the exercise price, but, as long as
its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.
The           writer of an option has no control over the time
when it may be           required to fulfill its obligation as a
writer of the option.            Once an option writer has
received an exercise notice, it cannot           effect a closing
purchase transaction in order to terminate its
obligation under the option and must deliver the underlying
   securities (or cash in the case of an index option) at the exercise price.  If a put or call option purchased by a Fund
is           not sold when it has remaining value, and if the
market price of           the underlying security (or index), in
the case of a put, remains           equal to or greater than the
exercise price or, in the case of a           call, remains less
than or equal to the exercise price, a Fund           will lose
its entire investment in the option.  Also, where a put
or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may
move more or           less than the price of the related
security (or securities).  In           this regard, there are
differences between the securities and           options markets
that could result in an imperfect correlation           between
these markets, causing a given transaction not to achieve its objective.

               There can be no assurance that a liquid market
will exist           when a Fund seeks to close out an option
position.  Furthermore,           if trading restrictions or
suspensions are imposed on the options           markets, a Fund
may be unable to close out a position.  Finally,
trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or
         sellers, or the options exchange could suspend trading
after the           price has risen or fallen more than the
maximum amount specified           by the exchange.  Closing
transactions can be made for OTC           options only by
negotiating directly with the counterparty or by           a
transaction in the secondary market, if any such market exists.
        There is no assurance that a Fund will be able to close
out an           OTC option position at a favorable price prior
to its expiration.            In the event of insolvency of the
counterparty, a Fund might be           unable to close out an
OTC option position at any time prior to           its
expiration.  Although a Fund may be able to offset to some
  extent any adverse effects of being unable to liquidate an
option           position, the Fund may experience losses in some
cases as a           result of such inability.

               A Fund's options activities also may have an
impact upon the           level of its portfolio turnover and
brokerage commissions.  See           "Portfolio Turnover."

               A Fund's success in using options techniques
depends, among           other things, on IMI's ability to
predict accurately the












          direction and volatility of price movements in the
options and           securities markets, and to select the
proper type, time and           duration of options.

          FUTURES CONTRACTS

               FUTURES, IN GENERAL.  A Fund may enter into
futures           contracts for hedging purposes.  A futures
contract provides for           the future sale by one party and
purchase by another party of a           specified quantity of a
commodity at a specified price and time.            When a
purchase or sale of a futures contract is made by a Fund,
 the Fund is required to deposit with its custodian (or broker,
if           legally permitted) a specified amount of cash or
U.S. Government           securities ("initial margin").  The
margin required for a futures           contract is set by the
exchange on which the contract is traded           and may be
modified during the term of the contract.  The initial
margin is in the nature of a performance bond or good faith
   deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all
contractual           obligations have been satisfied.  A futures
contract held by the           Fund is valued daily at the
official settlement price of the           exchange on which it
is traded.  Each day the Fund pays or           receives cash,
called "variation margin," equal to the daily           change in
value of the futures contract.  This process is known
as "marking to market."  Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement
between           the Fund and the broker of the amount one would
owe the other if           the futures contract expired.  In
computing daily net asset           value, the Fund will mark-to-
market its open futures position.

               Although some futures contracts call for making or
taking           delivery of the underlying securities, generally
these           obligations are closed out prior to delivery of
offsetting           purchases or sales of matching futures
contracts (same exchange,           underlying security or index,
and delivery month).  If an           offsetting purchase price
is less than the original sale price, a           Fund generally
realizes a capital gain, or if it is more, the           Fund
generally realizes a capital loss.  Conversely, if an
offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is
less, the           Fund generally realizes a capital loss.  The
transaction costs           must also be included in these
calculations.  When purchasing a           futures contract, a
Fund will maintain with its Custodian (and           mark-to-
market on a daily basis) cash or liquid securities that,
when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of
the           futures contract.

               When selling a futures contact, a Fund will
maintain with           its custodian in a segregated account
(and mark-to-market on a           daily basis) cash or liquid
securities that, when added to the           amounts deposited
with an FCM as margin, are equal to the market           value of
the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract.

               A Fund will only enter into futures contracts
which are           standardized and traded on a U.S. or foreign
exchange, board of           trade, or similar entity or quoted
on an automated quotation           system.  A Fund will not
enter into a futures contract if,           immediately
thereafter, the aggregate initial margin deposits for
futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which
any such           positions are "in-the-money," would exceed 5%
of the liquidation           value of the Fund's portfolio (or
the Fund's net asset value),           after taking into account
unrealized profits and unrealized           losses on any such
contracts the Fund has entered into.

               The requirements for qualification as a regulated
investment           company also may limit the extent to which a
Fund may enter into           futures.

               FOREIGN CURRENCY FUTURES CONTRACTS.  A Fund may
engage in           foreign currency futures contracts for
hedging purposes.  A           foreign currency futures contract
provides for the future sale by           one party and purchase
by another party of a specified quantity           of a foreign
currency at a specified price and time.

               RISKS ASSOCIATED WITH FUTURES.  There are several
risks           associated with the use of futures contracts as
hedging           techniques.  A purchase or sale of a futures
contract may result           in losses in excess of the amount
invested in the futures           contract.  There can be no
guarantee that there will be a           correlation between
price movements in the hedging vehicle and in           a Fund's
portfolio securities being hedged.  In addition, there
are significant differences between the securities and futures markets that could result in an imperfect correlation
between the           markets, causing a given hedge not to
achieve its objectives.            The degree of imperfection of
correlation depends on           circumstances such as variations
in speculative market demand for           futures on securities,
including technical influences in futures           trading, and
differences between the financial instruments being
hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate
levels,           maturities, and creditworthiness of issuers.  A
decision as to           whether, when and how to hedge involves
the exercise of skill and           judgment, and even a well-
conceived hedge may be unsuccessful to           some degree
because of market behavior or unexpected interest           rate
trends.

               Futures exchanges may limit the amount of
fluctuation           permitted in certain futures contract
prices during a single           trading day.  The daily limit
establishes the maximum amount that           the price of a
futures contract may vary either up or down from           the
previous day's settlement price at the end of the current
 trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be
made           on that day at a price beyond that limit.  The
daily limit












          governs only price movements during a particular
trading day and           therefore does not limit potential
losses because the limit may           work to prevent the
liquidation of unfavorable positions.  For           example,
futures prices have occasionally moved to the daily
limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions
and           subjecting some holders of futures contracts to
substantial           losses.

               There can be no assurance that a liquid market
will exist at           a time when a Fund seeks to close out a
futures position, and the           Fund would remain obligated
to meet margin requirements until the           position is
closed.  In addition, there can be no assurance that           an
active secondary market will continue to exist.

               Currency futures contracts may be traded on
foreign           exchanges.  Such transactions may not be
regulated as effectively           as similar transactions in the
United States; may not involve a           clearing mechanism and
related guarantees; and are subject to the           risk of
governmental actions affecting trading in, or the prices
of, foreign securities.  The value of such position also could be adversely affected by (i) other complex foreign
political, legal           and economic factors, (ii) lesser
availability than in the United           States of data on which
to make trading decisions, (iii) delays           in a Fund's
ability to act upon economic events occurring in
foreign markets during non business hours in the United States,
       (iv) the imposition of different exercise and settlement
terms           and procedures and margin requirements than in
the United States,           and (v) lesser trading volume.

          SECURITIES INDEX FUTURES CONTRACTS

               A Fund may enter into securities index futures
contracts as           an efficient means of regulating the
Fund's exposure to the           equity markets.  A Fund will not
engage in transactions in           futures contracts for
speculation but only as a hedge against           changes
resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase.

               An index futures contract is a contract to buy or
sell units           of an index at a specified future date at a
price agreed upon           when the contract is made.  Entering
into a contract to buy units           of an index is commonly
referred to as purchasing a contract or           holding a long
position in the index.  Entering into a contract           to
sell units of an index is commonly referred to as selling a
   contract or holding a short position.  The value of a unit is
the           current value of the stock index.  For example, the
S&P 500 Index           is composed of 500 selected common
stocks, most of which are           listed on the New York Stock
Exchange (the "Exchange").  The S&P           500 Index assigns
relative weightings to the 500 common stocks           included
in the Index, and the Index fluctuates with changes in
the market values of the shares of those common stocks.  In the case of the S&P 500 Index, contracts are to buy or sell
500












          units.  Thus, if the value of the S&P 500 Index were
$150, one           contract would be worth $75,000 (500 units x
$150).  The index           futures contract specifies that no
delivery of the actual           securities making up the index
will take place.  Instead,           settlement in cash must
occur upon the termination of the           contract, with the
settlement being the difference between the           contract
price and the actual level of the stock index at the
expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index
at a           specified future date at a contract price of $150
and the S&P 500           Index is at $154 on that future date, a
Fund will gain $2,000           (500 units x gain of $4).  If a
Fund enters into a futures           contract to sell 500 units
of the stock index at a specified           future date at a
contract price of $150 and the S&P 500 Index is           at $154
on that future date, the Fund will lose $2,000 (500 units x loss of $4).

               RISKS OF SECURITIES INDEX FUTURES.  A Fund's
success in           using hedging techniques depends, among
other things, on IMI's           ability to predict correctly the
direction and volatility of           price movements in the
futures and options markets as well as in           the
securities markets and to select the proper type, time and
  duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

               A Fund's ability to hedge effectively all or a
portion of           its securities through transactions in index
futures (and           therefore the extent of its gain or loss
on such transactions)           depends on the degree to which
price movements in the underlying           index correlate with
price movements in the Fund's securities.            Insofar as
such securities do not duplicate the components of an
index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as
the           hedging instrument.  This risk will increase as the
composition           of a Fund's portfolio diverges from the
composition of the           hedging instrument.

               Although a Fund intends to establish positions in
these           instruments only when there appears to be an
active market, there           is no assurance that a liquid
market will exist at a time when           the Fund seeks to
close a particular option or futures position.            Trading
could be interrupted, for example, because of supply and
demand imbalances arising from a lack of either buyers or
 sellers.  In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the
maximum amount           specified by the exchange.  In some
cases, a Fund may experience           losses as a result of its
inability to close out a position, and           it may have to
liquidate other investments to meet its cash           needs.

               Although some index futures contracts call for
making or           taking delivery of the underlying securities,
generally these












          obligations are closed out prior to delivery by
offsetting           purchases or sales of matching futures
contracts (same exchange,           underlying security or index,
and delivery month).  If an           offsetting purchase price
is less than the original sale price, a           Fund generally
realizes a capital gain, or if it is more, the           Fund
generally realizes a capital loss.  Conversely, if an
offsetting sale price is more than the original purchase price, a
         Fund generally realizes a capital gain, or if it is
less, the           Fund generally realizes a capital loss.  The
transaction costs           must also be included in these
calculations.

               A Fund will only enter into index futures
contracts or           futures options that are standardized and
traded on a U.S. or           foreign exchange or board of trade,
or similar entity, or quoted           on an automated quotation
system.  A Fund will use futures           contracts and related
options only for "bona fide hedging"           purposes, as such
term is defined in applicable regulations of           the CFTC.

               When purchasing an index futures contract, a Fund
will           maintain with its custodian in a segregated
account (and mark-to-          market on a daily basis) cash or
liquid securities that, when           added to the amounts
deposited with a futures commission merchant           ("FCM") as
margin, are equal to the market value of the futures
contract.  Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the
contract           held by a Fund.

               When selling an index futures contract, a Fund
will maintain           with its custodian in a segregated
account (and mark-to-market on           a daily basis) cash or
liquid securities that, when added to the           amounts
deposited with an FCM as margin, are equal to the market
value of the instruments underlying the contract.  Alternatively, a Fund may "cover" its position by owning the
instruments           underlying the contract (or, in the case of
an index futures           contract, a portfolio with a
volatility substantially similar to           that of the index
on which the futures contract is based), or by           holding
a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the
    difference is maintained in liquid assets with the Fund's custodian).

               COMBINED TRANSACTIONS.  A Fund may enter into
multiple           transactions, including multiple options
transactions, multiple           futures transactions, multiple
currency transactions (including           forward currency
contracts) and multiple interest rate           transactions and
some combination of futures, options, currency           and
interest rate transactions ("component" transactions),
instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best
interests           of a Fund to do so.  A combined transaction
will usually contain           elements of risk that are present
in each of its component












          transactions.  Although combined transactions are
normally           entered into based on IMI's judgment that the
combined strategies           will reduce risk or otherwise more
effectively achieve the           desired portfolio management
goal, it is possible that the           combination will instead
increase such risks or hinder           achievement of the
management objective.

          FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

               New issues of certain debt securities are often
offered on a           "when-issued basis," meaning the payment
obligation and the           interest rate are fixed at the time
the buyer enters into the           commitment, but delivery and
payment for the securities normally           take place after
the date of the commitment to purchase.  Firm
commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date.  A Fund uses
such           investment techniques in order to secure what is
considered to be           an advantageous price and yield to the
Fund and not for purposes           of leveraging the Fund's
assets. In either instance, a Fund will           maintain in a
segregated account with its custodian cash or           liquid
securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

          RESTRICTED AND ILLIQUID SECURITIES

               An "illiquid security" is an asset that may not be
sold or           disposed of in the ordinary course of business
within seven days           at approximately the value at which a
Fund has valued the           security on its books.  A
"restricted security" is a security           that cannot be
offered to the public for sale without first being
registered under the Securities Act of 1933, and is considered to be illiquid until such filing takes place.  Restricted
securities           may be sold only in privately negotiated
transactions or in a           public offering with respect to
which a registration statement is           in effect under the
Securities Act of 1933.  Where a registration           statement
is required, a Fund may be required to bear all or part
of the registration expenses.  Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. There may also be a lapse
of           time between a Fund's decision to sell a restricted
or illiquid           security and the point at which the Fund is
permitted or able to           do so.  If, during such a period,
adverse market conditions were           to develop, a Fund might
obtain a less favorable price than the           price that
prevailed when it decided to sell.  Since it is not
possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be
liquid, a           Fund will monitor each of its investments in
these securities,           focusing on factors such as
valuation, liquidity and availability           of information.
This investment practice could have the effect           of
increasing the level of illiquidity in a Fund to the extent
   that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.












          Securities whose proceeds are subject to limitations on repatriation of principal or profits for more than seven
days,           and those for which market quotations are not
readily available,           may be deemed illiquid for these
purposes.

          BORROWING

               Borrowing may exaggerate the effect on a Fund's
net asset           value of any increase or decrease in the
value of the Fund's           portfolio securities.  Money
borrowed will be subject to interest           costs (which may
include commitment fees and/or the cost of           maintaining
minimum average balances).  Although the principal of           a
Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus
      increasing exposure to capital risk.  All borrowings will
be           repaid before any additional investments are made.


                               INVESTMENT RESTRICTIONS

               A Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies,"
and the           investment restrictions set forth below are
fundamental policies           of the Fund and may not be changed
with respect to that Fund           without the approval of a
majority (as defined in the 1940 Act)           of the
outstanding voting shares of that Fund. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region
     Fund, Ivy Global Natural Resources Fund, Ivy Global Science
&           Technology Fund, Ivy International Fund, Ivy
International Small           Companies Fund, Ivy Latin America
Strategy Fund and Ivy New           Century Fund may not:

               (i)  make an investment in securities of companies
in any                     one industry (except obligations of
domestic banks or                     the U.S. Government, its
agencies, authorities, or                     instrumentalities)
if such investment would cause                     investments in
such industry to exceed 25% of the                     market
value of the Fund's total assets at the time of such investment; or

               (ii) issue senior securities, except as
appropriate to                     evidence indebtedness which it
is permitted to incur,                     and except to the
extent that shares of the separate                     classes or
series of the Trust may be deemed to be
senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the
          issuance of senior securities for purposes of this restriction.

          Further, as a matter of fundamental policy, each of Ivy
Asia           Pacific Fund, Ivy Canada Fund, Ivy China Region
Fund, Ivy Global           Fund, Ivy Global Natural Resources
Fund, Ivy Global Science &












          Technology Fund, Ivy International Small Companies Fund
and Ivy           New Century Fund may not:

               (i)  purchase securities of any one issuer (except
U.S.                     Government securities) if as a result
more than 5% of                     the Fund's total assets would
be invested in such                     issuer or the Fund would
own or hold more than 10% of                     the outstanding
voting securities of that issuer;                     provided,
however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

               Further, as a matter of fundamental policy, each
of Ivy Asia           Pacific Fund, Ivy China Region Fund, Ivy
International Fund, Ivy           Latin America Strategy Fund and
Ivy New Century Fund may not:

               (i)  participate in an underwriting or selling
group in                     connection with the public
distribution of securities                     except for its own
capital stock.

               Further, as a matter of fundamental policy, each
of Ivy           China Region Fund, Ivy Global Science &
Technology Fund, Ivy           International Fund, Ivy Latin
America Strategy Fund and Ivy New           Century Fund may not:

               (i)  purchase securities on margin; or

               (ii) purchase from or sell to any of its officers
or                     trustees, or firms of which any of them
are members or                     which they control, any
securities (other than capital                     stock of the
Fund), but such persons or firms may act                     as
brokers for the Fund for customary commissions to
   the extent permitted by the Investment Company Act of 1940.

          Further, as a matter of fundamental policy, Ivy Asia
Pacific           Fund, Ivy Canada Fund, Ivy Global Fund, Ivy
Global Natural           Resources Fund and Ivy International
Small Companies Fund may           not:

               (i)  Purchase securities on margin, except such
short-term                     credits as are necessary for the
clearance of                     transactions, but Ivy Asia
Pacific Fund, Ivy Global                     Fund, Ivy Global
Natural Resources Fund and Ivy                     International
Small Companies Fund may make margin                     deposits
in connection with transactions in options, futures and options on futures; or

               (ii) Make loans, except this restriction shall not
prohibit                     (a) the purchase and holding of a
portion of an issue                     of publicly distributed
debt securities, (b) the entry                     into
repurchase agreements with banks or broker-dealers, or, with respect to Ivy Asia Pacific Fund, Ivy
         Global Fund, Ivy Global Natural Resources Fund and Ivy












                    International Small Companies Fund, (c) the
lending of                     the Fund's portfolio securities in
accordance with                     applicable guidelines
established by the Securities and                     Exchange
Commission (the "SEC") and any guidelines established by the Trust's Trustees.

          Further, as a matter of fundamental policy, Ivy Canada
Fund, Ivy           Global Fund, Ivy Global Natural Resources
Fund and Ivy           International Small Companies Fund may
not:

               (i)  Make investments in securities for the
purpose of                     exercising control over or
management of the issuer; or

               (ii) Act as an underwriter of securities, except
to the                     extent that, in connection with the
sale of securities,                     it may be deemed to be an
underwriter under applicable                     securities laws.

          Further, as a matter of fundamental policy, each of Ivy
Asia           Pacific Fund, Ivy Global Natural Resources Fund,
Ivy Global           Science & Technology Fund and Ivy
International Small Companies           Fund may not:

               (i)  borrow money, except as a temporary measure
for                     extraordinary or emergency purposes, and
provided that                     the Fund maintains asset
coverage of 300% for all                     borrowings.

          Further, as a matter of fundamental policy, Ivy Asia
Pacific           Fund, Ivy Global Fund, Ivy Global Natural
Resources Fund and Ivy           International Small Companies
Fund may not:

               (i)  Invest in real estate, real estate mortgage
loans,                     commodities or interests in oil, gas
and/or mineral                     exploration or development
programs, although (a) the                     Fund may purchase
and sell marketable securities of                     issuers
which are secured by real estate, (b) the Fund
may purchase and sell securities of issuers which
   invest or deal in real estate, (c) the Fund may enter
          into forward foreign currency contracts as described in
                   the Fund's prospectus, and (d) the Fund may
write or                     buy puts, calls, straddles or
spreads and may invest in                     commodity futures
contracts and options on futures                     contracts.

          Further, as a matter of fundamental policy, each of Ivy
China           Region Fund, Ivy International Fund, Ivy Latin
America Strategy           Fund and Ivy New Century Fund may not:

               (i)  purchase or sell real estate or commodities
and                     commodity contracts; or

               (ii) sell securities short.













               Under the 1940 Act, a Fund is permitted, subject
to each           Fund's investment restrictions, to borrow money
only from banks.            The Trust has no current intention of
borrowing amounts in excess           of 5% of each the Fund's
assets.  Each of Ivy China Region Fund,           Ivy
International Fund, Ivy Latin America Strategy Fund and Ivy
   New Century Fund will continue to interpret fundamental investment restriction (i) above to prohibit investment in real estate limited partnership interests; this restriction
shall not,           however, prohibit investment in readily
marketable securities of           companies that invest in real
estate or interests therein,           including real estate
investment trusts.

               Further, as a matter of fundamental policy, each
of Ivy Asia           Pacific Fund, Ivy China Region Fund, Ivy
Global Natural Resources           Fund, Ivy Global Science &
Technology Fund, Ivy International           Small Companies
Fund, Ivy Latin America Strategy Fund and Ivy New
Century Fund may not:

               (i)  lend any funds or other assets, except that
this                     restriction shall not prohibit (a) the
entry into                     repurchase agreements, (b) the
purchase of publicly                     distributed bonds,
debentures and other securities of a                     similar
type, or privately placed municipal or
corporate bonds, debentures and other securities of a
       type customarily purchased by institutional investors
              or publicly traded in the securities markets, or
(c)                     the lending of portfolio securities
(provided that the                     loan is secured
continuously by collateral consisting                     of U.S.
Government securities or cash or cash
equivalents maintained on a daily marked-to-market
    basis in an amount at least equal to the market value of the securities loaned).

          Further, as a matter of fundamental policy, each of Ivy
Latin           America Strategy Fund and Ivy New Century Fund
may not:

               (i)  borrow money, except for temporary or
emergency                     purposes; provided that the Fund
maintains asset                     coverage of 300% for all
borrowings.

          Further, as a matter of fundamental policy, each of Ivy
China           Region Fund and Ivy International Fund may not:

               (i)  borrow money, except for temporary purposes
where                     investment transactions might
advantageously require                     it.  Any such loan may
not be for a period in excess of                     60 days, and
the aggregate amount of all outstanding                     loans
may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

          Further, as a matter of fundamental policy, Ivy Canada
Fund and           Ivy Global Fund may not:













               (i)  Participate on a joint or a joint and several
basis in                     any trading account in securities.
The "bunching" of                     orders of the Fund and of
other accounts under the                     investment
management of the Manager (in the case of                     Ivy
Global Fund) or the investment adviser, Mackenzie
   Financial Corporation (the "Investment Adviser") (in
         the case of Ivy Canada Fund) for the sale or purchase
                of portfolio securities shall not be considered
                 participation in a joint securities trading account;

               (ii) Borrow amounts in excess of 10% of its total
assets,                     taken at the lower of cost or market
value, and then                     only from banks as a
temporary measure for                     extraordinary or
emergency purposes.  All borrowings                     will be
repaid before any additional investments are made;

               (iii)Purchase the securities of issuers conducting
their                     principal business activities in the
same industry if                     immediately after such
purchase the value of the Fund's                     investments
in such industry would exceed 25% of the value of the total assets of the Fund;

               (iv) Purchase any security if, as a result, the
Fund would                     then have more than 5% of its
total assets (taken at                     current value)
invested in securities restricted as to
disposition under the Federal securities laws; or

               (v)  Issue senior securities, except insofar as
the Fund may                     be deemed to have issued a
senior security in                     connection with any
repurchase agreement or any                     permitted
borrowing.

          Further, as a matter of fundamental policy, Ivy Canada
Fund may           not:

               (i)  Write or buy puts, calls, straddles or
spreads; invest                     in real estate, real estate
mortgage loans,                     commodities, commodity
futures contracts or interests                     in oil, gas
and/or mineral exploration or development
programs, although (a) the Fund may purchase and sell
       marketable securities of issuers which are secured by
              real estate, (b) the Fund may purchase and sell
               securities of issuers which invest or deal in real
                   estate, and (c) the Fund may enter into
forward foreign                     currency contracts as
described in the Fund's                     prospectus.

          Further, as a matter of fundamental policy, Ivy Global
Fund may           not:

               (i)  purchase securities of another investment
company,                     except in connection with a merger,
consolidation,                     reorganization or acquisition
of assets, and except












                    that the Fund may invest in securities of
other                     investment companies subject to the
restrictions in                     Section 12(d)(1) of the
Investment Company Act of 1940                     (the "1940
Act").

          Further, as a matter of fundamental policy, Ivy Global
Science &           Technology Fund may not:

               (i)  participate in an underwriting or selling
group in                     connection with the public
distribution of securities,                     except for its
own capital stock, and except to the                     extent
that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws;

               (ii) purchase or sell real estate or commodities
and                     commodity contracts; provided, however,
that the Fund                     may purchase securities secured
by real estate or                     interests therein, or
securities issued by companies                     that invest in
real estate or interests therein, and                     except
that, subject to the policies and restrictions
set forth in the Prospectus and elsewhere in this SAI,
        (i) the Fund may enter into futures contracts, and options thereon, and (ii) the Fund may enter into forward foreign currency contracts and currency
futures                     contracts, and options thereon; or

               (iii)sell securities short, except for short sales
"against                     the box."

          Further, as a matter of fundamental policy, Ivy
International           Fund may not:

               (i)  lend any funds or other assets, except that
this                     restriction shall not prohibit (a) the
entry into                     repurchase agreements or (b) the
purchase of publicly                     distributed bonds,
debentures and other securities of a                     similar
type, or privately placed municipal or
corporate bonds, debentures and other securities of a
       type customarily purchased by institutional investors or publicly traded in the securities markets;

               (ii) invest more than 5% of the value of its total
assets in                     the securities of any one issuer
(except obligations of                     domestic banks or the
U.S. Government, its agencies,                     authorities
and instrumentalities); or

               (iii)purchase the securities of any other open-end
                   investment company, except as part of a plan
of merger                     or consolidation.

                               ADDITIONAL RESTRICTIONS

               Unless otherwise indicated, each Fund has adopted the












          following additional restrictions, which are not
fundamental and           which may be changed without
shareholder approval, to the extent           permitted by
applicable law, regulation or regulatory policy.            Under
these restrictions, each of Ivy Asia Pacific Fund, Ivy
China Region Fund, Ivy Global Natural Resources Fund, Ivy Global
        Science & Technology Fund, Ivy International Small
Companies           Fund, Ivy Latin America Strategy Fund and Ivy
New Century Fund           may not:

               (i)  invest more than 15% of its net assets taken
at market                     value at the time of investment in
"illiquid                     securities", provided, however,
that the Fund will not                     invest more than 10%
of its total assets in securities                     of issuers
that are restricted from selling to the
public without registration under the Securities act of
         1933.  Illiquid securities may include securities
            subject to legal or contractual restrictions on
resale                     (including private placements),
repurchase agreements                     maturing in more than
seven days, certain options                     traded over the
counter that the Fund has purchased,
securities being used to cover certain options that a
       fund has written, securities for which market
      quotations are not readily available, or other
      securities which legally or in IMI's opinion, subject
             to the Board's supervision, may be deemed illiquid,
but                     shall not include any instrument that,
due to the                     existence of a trading market, to
the Fund's compliance                     with certain conditions
intended to provide liquidity,                     or to other
factors, is liquid.

          Further, as a matter of non-fundamental policy, each of
Ivy Asia           Pacific Fund, Ivy China Region Fund, Ivy
Global Science &           Technology Fund, Ivy International
Fund, Ivy Latin America           Strategy Fund and Ivy New
Century Fund may not:

               (i)  invest in oil, gas or other mineral leases or
                   exploration or development programs.

          Further, as a matter of non-fundamental policy, each of
Ivy Asia           Pacific Fund, Ivy China Region Fund, Ivy
Global Natural Resources           Fund, Ivy International Small
Companies Fund, Ivy Latin America           Strategy Fund and Ivy
New Century Fund may not:

               (i)  purchase securities of other investment
companies,                     except in connection with a
merger, consolidation or                     sale of assets, and
except that it may purchase shares                     of other
investment companies subject to such
restrictions as may be imposed by the Investment
  Company Act of 1940 and rules thereunder.

          Further, as a matter of non-fundamental policy, each of
Ivy China           Region Fund, Ivy Global Science & Technology
Fund, Ivy           International Fund, Ivy Latin America
Strategy Fund and Ivy New           Century Fund may not:












               (i)  invest in companies for the purpose of
exercising                     control of management; or

               (ii) invest more than 5% of its total assets in
warrants,                     valued at the lower of cost or
market, or more than 2%                     of its total assets
in warrants, so valued, which are                     not listed
on either the New York or American Stock
Exchanges.

          Further, as a matter of non-fundamental policy, each of
Ivy           Canada Fund, Ivy Global Fund, Ivy Global Natural
Resources Fund           and Ivy International Small Companies
Fund may not:

               (i)  purchase or sell interests in oil, gas or
mineral                     leases (other than securities of
companies that invest                     in or sponsor such
programs).

          Further, as a matter of non-fundamental policy, each of
Ivy           Canada Fund, Ivy Global Fund and Ivy International
Small           Companies Fund may not:

               (i)  purchase or sell real estate limited
partnership                     interests.

          Further, as a matter of non-fundamental policy, each of
Ivy Asia           Pacific Fund, Ivy Global Natural Resources
Fund and Ivy           International Small Companies Fund may
not:

               (i)  sell securities short, except for short sales
"against                     the box;" or

               (ii) participate on a joint or a joint and several
basis in                     any trading account in securities.
The "bunching" of                     orders of the Fund and of
other accounts under the                     investment
management of the Fund's investment adviser, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account.

          Further, as a matter of non-fundamental policy, Ivy
Latin America           Strategy Fund may not:

               (i)  purchase or retain securities of an issuer
if, with                     respect to 75% of the Fund's total
assets, such                     purchase would result in more
than 10% of the                     outstanding voting securities
of such issuer being held                     by the Fund.

               In addition, pursuant to the requirements of the
1940 Act,           Ivy International Fund, may not, with respect
to 75% of its total           assets, invest more than 5% of its
total assets in the securities           of any one issuer.

               Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum
percentage           of assets that may be invested in any
security or other asset or           describes a policy regarding
quality standards, such percentage           limitation or
standard shall, unless otherwise indicated, apply           to
the particular Fund only at the time a transaction is entered into.  Accordingly, if a percentage limitation is adhered to
at           the time of investment, a later increase or decrease
in the           percentage which results from circumstances not
involving any           affirmative action by a Fund, such as a
change in market           conditions or a change in the Fund's
asset level or other           circumstances beyond the Fund's
control, will not be considered a           violation.

                           ADDITIONAL RIGHTS AND PRIVILEGES

               The Trust offers and (except as noted below) bears
the cost           of providing to investors the following rights
and privileges.            The Trust reserves the right to amend
or terminate any one or           more of these rights and
privileges.  Notice of amendments to or           terminations of
rights and privileges will be provided to           shareholders
in accordance with applicable law.

               Certain of the rights and privileges described
below refer           to funds, other than the Funds, whose
shares are also distributed           by Ivy Mackenzie
Distributors, Inc. ("IMDI").  These funds are:            Ivy
Growth Fund, Ivy Growth with Income Fund, Ivy Emerging Growth
     Fund, Ivy International Fund II (expected effective date of
May           13, 1997), Ivy Pan-Europe Fund (expected effective
date of May           13, 1997), Ivy International Bond Fund, Ivy
Bond Fund and Ivy           Money Market Fund (the other eight
series of the Trust); and           Mackenzie California
Municipal Fund, Mackenzie Limited Term           Municipal Fund,
Mackenzie National Municipal Fund and Mackenzie           New
York Municipal Fund (the four series of Mackenzie Series
Trust) (collectively, with the Funds, the "Ivy Mackenzie Funds").
          Shareholders should obtain a current prospectus before
exercising           any right or privilege that may relate to
these funds.

               Effective April 18, 1997 (the "Effective Date"),
Ivy           International Fund suspended the offer of its
shares to new           investors.  Shares of Ivy International
Fund are available for           purchase only by existing
shareholders of Ivy International Fund.           In addition, a
prospective investor who communicated his or her
definite indication of interest in purchasing Ivy International
       Fund shares within 30 days prior to the Effective Date, to
either           IMDI or through his or her investment
professional, may purchase           Ivy International Fund
shares within three months following the           Effective
Date, provided the investor meets the minimum initial
investment requirement of Ivy International Fund.  As of the
    Effective Date, expressions of interest are no longer
accepted by           IMDI.  Once a shareholder's account has
been liquidated, the           shareholder may not invest in Ivy
International Fund at a later           date.

          AUTOMATIC INVESTMENT METHOD












               The Automatic Investment Method, which enables a
Fund           shareholder to have specified amounts
automatically drawn each           month from his or her bank for
investment in Fund shares, is           available for Class A,
Class B and Class C shares.  The minimum           initial and
subsequent investment under this method is $50 per
month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is
$25 per           month).  A shareholder may terminate the
Automatic Investment           Method at any time upon delivery
to Ivy Mackenzie Services Corp.           ("IMSC") of telephone
instructions or written notice.  See           "Automatic
Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

          EXCHANGE OF SHARES

               As described in the Prospectus, shareholders of
each Fund           have an exchange privilege with certain other
Ivy Mackenzie Funds           (except Ivy International Fund
unless you have an existing Ivy           International Fund
account).  Before effecting an exchange,           shareholders
of each Fund should obtain and read the currently effective prospectus for the Ivy or Mackenzie Fund into which the exchange is to be made.

               INITIAL SALES CHARGE SHARES.  Class A shareholders
may           exchange their Class A shares ("outstanding Class A
shares") for           Class A shares of another Ivy or Mackenzie
Fund ("new Class A           Shares") on the basis of the
relative net asset value per Class A           share, plus an
amount equal to the difference, if any, between           the
sales charge previously paid on the outstanding Class A
shares and the sales charge payable at the time of the exchange on the new Class A shares.  (The additional sales charge
will be           waived for Class A shares that have been
invested for a period of           12 months or longer.)  Class A
shareholders may also exchange           their shares for shares
of Ivy Money Market Fund (no initial           sales charge will
be assessed at the time of such an exchange).

               CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A:
Class A           shareholders may exchange their Class A shares
that are subject           to a contingent deferred sales charge
("CDSC"), as described in           the Prospectus ("outstanding
Class A shares"), for Class A shares           of another Ivy or
Mackenzie Fund ("new Class A shares") on the           basis of
the relative net asset value per Class A share, without
the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period
following an           exchange if such period is longer than the
CDSC period, if any,           applicable to the new Class A
shares.

               For purposes of computing the CDSC that may be
payable upon           the redemption of the new Class A shares,
the holding period of           the outstanding Class A shares is
"tacked" onto the holding           period of the new Class A
shares.













               CLASS B:  Class B shareholders may exchange their
Class B           shares ("outstanding Class B shares") for Class
B shares of           another Ivy or Mackenzie Fund ("new Class B
shares") on the basis           of the relative net asset value
per Class B share, without the           payment of any CDSC that
would otherwise be due upon the           redemption of the
outstanding Class B shares.  Class B           shareholders of a
Fund exercising the exchange privilege will           continue to
be subject to that Fund's CDSC schedule (or period)
following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable
to the           new Class B shares.

               Class B shares of a Fund acquired through an
exchange of           Class B shares of another Ivy or Mackenzie
Fund will be subject           to that Fund's CDSC schedule (or
period) if such schedule is           higher (or such period is
longer) than the CDSC schedule (or           period) applicable
to the Ivy or Mackenzie Fund from which the           exchange
was made.

               For purposes of both the conversion feature and
computing           the CDSC that may be payable upon the
redemption of the new           Class B shares (prior to
conversion), the holding period of the           outstanding
Class B shares is "tacked" onto the holding period of the new Class B shares.

               The following CDSC table ("Table 1") applies to
Class B           shares of Ivy Asia Pacific Fund, Ivy Bond Fund,
Ivy Canada Fund,           Ivy China Region Fund, Ivy Emerging
Growth Fund, Ivy Global Fund,           Ivy Global Natural
Resources Fund, Ivy Global Science &           Technology Fund,
Ivy Growth Fund, Ivy Growth with Income Fund,           Ivy
International Fund, Ivy International Fund II (expected
effective date of May 13, 1997), Ivy International Bond Fund, Ivy
         International Small Companies Fund, Ivy Latin America
Strategy           Fund, Ivy New Century Fund, Ivy Pan-Europe
Fund (expected           effective date of May 13, 1997),
Mackenzie California Municipal           Fund, Mackenzie National
Municipal Fund and Mackenzie New York           Municipal Fund
("Table 1 Funds"):

                                             CONTINGENT DEFERRED
SALES                                              CHARGE AS A
PERCENTAGE OF                                              DOLLAR
AMOUNT SUBJECT TO                YEAR SINCE PURCHASE
CHARGE

               First                                   5%
               Second                                  4%
               Third                                   3%
               Fourth                                  3%
               Fifth                                   2%
               Sixth                                   1%
               Seventh and thereafter                  0%

               The following CDSC table ("Table 2") applies to
Class B           shares of Mackenzie Limited Term Municipal Fund
("Table 2           Funds"):













                                             CONTINGENT DEFERRED
SALES                                              CHARGE AS A
PERCENTAGE OF                                              DOLLAR
AMOUNT SUBJECT TO                YEAR SINCE PURCHASE
CHARGE

               First                                   3%
               Second                                  2.5%
        Third                                   2%
               Fourth                                  1.5%
        Fifth                                   1%
               Sixth and thereafter                    0%

               The CDSC schedule for Table 1 Funds is higher (and
the           period is longer) than the CDSC schedule (and
period) for Table 2           Funds.

               If a shareholder exchanges Class B shares of a
Table 1 Fund           for Class B shares of a Table 2 Fund,
Table 1 will continue to           apply to the Class B shares
following the exchange.  For example,           an investor may
decide to exchange Class B shares of a Table 1           Fund
("outstanding Class B shares") for Class B shares of a Table
    2 Fund ("new Class B shares") after having held the
outstanding           Class B shares for two years.  The 4% CDSC
that generally would           apply to a redemption of
outstanding Class B shares held for two           years would not
be deducted at the time of the exchange.  If,           three
years later, the investor redeems the new Class B shares, a
   2% CDSC will be assessed upon the redemption because by
"tacking"           the two year holding period of the
outstanding Class B shares           onto the three year holding
period of the new Class B shares, the           investor will be
deemed to have held the new Class B shares for           five
years.

               If a shareholder exchanges Class B shares of a
Table 2 Fund           for Class B shares of a Table 1 Fund,
Table 1 will apply to the           Class B shares following the
exchange.  For example, an investor           may decide to
exchange Class B shares of a Table 2 Fund           ("outstanding
Class B shares") for Class B shares of a Table 1           Fund
("new Class B shares") after having held the outstanding
Class B shares for two years.  The 2.5% CDSC that generally would apply to a redemption of outstanding Class B shares held
for two           years would not be deducted at the time of the
exchange.  If,           three years later, the investor redeems
the new Class B shares, a           2% CDSC will be assessed upon
the redemption because by "tacking"           the two year
holding period of the outstanding Class B shares           onto
the three year holding period of the new Class B shares, the investor will be deemed to have held the new Class B shares
for           five years.

               CLASS C:  Class C shareholders may exchange their
Class C           shares ("outstanding Class C shares") for Class
C shares of           another Ivy or Mackenzie Fund ("new Class C
shares") on the basis           of the relative net asset value
per Class C share, without the           payment of any CDSC that
would otherwise be due upon redemption.












          (Class C shares are subject to a CDSC of 1% if redeemed
within           one year of the date of purchase.)

               CLASS I:  Class I shareholders may exchange their
Class I           shares for Class I shares of another Ivy Fund
on the basis of the           relative net asset value per Class
I share.

               ALL CLASSES:   The minimum amount which may be
exchanged           into an Ivy Mackenzie Fund in which shares
are not already held           is $1,000 ($5,000,000 in the case
of Class I of Ivy Bond Fund,           Ivy Global Science &
Technology Fund, Ivy International Fund, Ivy
International Fund II (expected effective date of May 13, 1997)
       and Ivy International Small Companies Fund (generally
referred to           herein as the "Class I Funds")).  No
exchange out of a Fund           (other than by a complete
exchange of all Fund shares) may be           made if it would
reduce the shareholder's interest in that Fund           to less
than $1,000 ($5,000,000 in the case of Class I shares of the Class I Funds.)

               Each exchange will be made on the basis of the
relative net           asset values per share of each fund of the
Ivy Mackenzie Funds           next computed following receipt by
IMSC of telephone instructions           by IMSC or a properly
executed request.  Exchanges, whether           written or
telephonic, must be received by IMSC by the close of
regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive
the price           next determined following receipt of the
request.  The exchange           privilege may be modified or
terminated at any time, upon at           least 60 days' notice
to the extent required by applicable law.            See
"Redemptions."

               An exchange of shares between any of the Ivy
Mackenzie Funds            will result in a taxable gain or loss.
Generally, this will be a           capital gain or loss (long-
term or short-term, depending on the           holding period of
the shares) in the amount of the difference           between the
net asset value of the shares surrendered and the
shareholder's tax basis for those shares.  However, in certain circumstances, shareholders will be ineligible to take
sales           charges into account in computing taxable gain or
loss on an           exchange.  See "Taxation."

               With limited exceptions, gain realized by a tax-
deferred           retirement plan will not be taxable to the
plan and will not be           taxed to the participant until
distribution.  Each investor           should consult his or her
tax adviser regarding the tax           consequences of an
exchange transaction.

          LETTER OF INTENT

               Reduced sales charges apply to initial investments
in           Class A shares of each Fund made pursuant to a non-
binding Letter           of Intent.  A Letter of Intent may be
submitted by an individual,           his or her spouse and
children under the age of 21, or a trustee












          or other fiduciary of a single trust estate or single
fiduciary           account.  See the Account Application in the
Prospectus.  Any           investor may submit a Letter of Intent
stating that he or she           will invest, over a period of 13
months, at least $50,000 in           Class A shares of a Fund.
A Letter of Intent may be submitted at           the time of an
initial purchase of Class A shares of a Fund or           within
90 days of the initial purchase, in which case the Letter
 of Intent will be back dated.  A shareholder may include, as an accumulation credit, the value (at the applicable
offering price)           of all Class A shares of Ivy Asia
Pacific Fund, Ivy China Region           Fund, Ivy Canada Fund,
Ivy Latin America Strategy Fund, Ivy           International
Fund, Ivy International Fund II (expected effective
date of May 13, 1997), Ivy Pan-Europe Fund (expected effective date of May 13, 1997), Ivy Global Fund, Ivy Global Natural
        Resources Fund, Ivy Global Science & Technology Fund, Ivy
Growth           Fund, Ivy Growth with Income Fund, Ivy Emerging
Growth Fund, Ivy           International Bond Fund, Ivy
International Small Companies Fund,           Ivy New Century
Fund, Ivy Bond Fund, Mackenzie National Municipal           Fund,
Mackenzie Limited Term Municipal Fund, Mackenzie California
   Municipal Fund and Mackenzie New York Municipal Fund (and
shares           that have been exchanged into Ivy Money Market
Fund from any of           the other funds in the Ivy Mackenzie
Funds) held of record by him           or her as of the date of
his or her Letter of Intent.  During the           term of the
Letter of Intent, the Transfer Agent will hold           Class A
shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has
been           purchased.  If the full indicated amount is not
purchased during           the term of the Letter of Intent, the
investor is required to pay           IMDI an amount equal to the
difference between the dollar amount           of sales charge
that he or she has paid and that which he or she           would
have paid on his or her aggregate purchases if the total of
   such purchases had been made at a single time.  Such payment
will           be made by an automatic liquidation of Class A
shares in the           escrow account.  A Letter of Intent does
not obligate the           investor to buy or the Trust to sell
the indicated amount of           Class A shares, and the
investor should read carefully all the           provisions of
such letter before signing.

          RETIREMENT PLANS

               Shares may be purchased in connection with several
types of           tax-deferred retirement plans.  Shares of more
than one fund           distributed by IMDI may be purchased in a
single application           establishing a single plan account,
and shares held in such an           account may be exchanged
among the funds in the Ivy Mackenzie           Funds in
accordance with the terms of the applicable plan and the
exchange privilege available to all shareholders.  Initial and subsequent purchase payments in connection with tax-
deferred           retirement plans must be at least $25 per
participant.

               The following fees will be charged to individual
shareholder           accounts as described in the retirement
prototype plan document:













               Retirement Plan New Account Fee           no fee
            Retirement Plan Annual Maintenance Fee    $10.00 per
account

          For shareholders whose retirement accounts are
diversified across           several funds of the Ivy Mackenzie
Funds, the annual maintenance           fee will be limited to
not more than $20.

               The following discussion describes the tax
treatment of           certain tax-deferred retirement plans
under current Federal           income tax law.  State income tax
consequences may vary.  An           individual considering the
establishment of a retirement plan           should consult with
an attorney and/or an accountant with respect           to the
terms and tax aspects of the plan.

               INDIVIDUAL RETIREMENT ACCOUNTS:  Shares of the
Trust may be           used as a funding medium for an Individual
Retirement Account           ("IRA").  Eligible individuals may
establish an IRA by adopting a           model custodial account
available from IMSC, who may impose a           charge for
establishing the account. Individuals should consult their tax advisers before investing IRA assets in a Fund (which primarily distributes exempt-interest dividends).

               An individual who has not reached age 70-1/2 and
who           receives compensation or earned income is eligible
to contribute           to an IRA, whether or not he or she is an
active participant in a           retirement plan.  An individual
who receives a distribution from           another IRA, a
qualified retirement plan, a qualified annuity           plan or
a tax-sheltered annuity or custodial account ("403(b)
plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution
either           directly or within 60 days after its receipt.
Tax advice should           be obtained in connection with
planning a rollover contribution           to an IRA.

               In general, an eligible individual may contribute
up to the           lesser of $2,000 or 100% of his or her
compensation or earned           income to an IRA each year.  If
a husband and wife are both           employed, and both are
under age 70-1/2, each may set up his or           her own IRA
within these limits.  If both earn at least $2,000           per
year, the maximum potential contribution is $4,000 per year
   for both.  For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned
income of           the spouses is at least $4,000, a
contribution of up to $2,000           may be made to each
spouse's IRA.  For years before 1997,           however, if one
spouse has (or elects to be treated as having) no
earned income for IRA purposes for a year, the working spouse may contribute up to the lesser of $2,250 or 100% of his or
her           compensation or earned income for the year to IRAs
for both           spouses, provided that no more than $2,000 is
contributed to the           IRA of one spouse.  Rollover
contributions are not subject to           these limits.

               An individual may deduct his or her annual
contributions to           an IRA in computing his or her Federal
income tax within the












          limits described above, provided he or she (or his or
her spouse,           if they file a joint Federal income tax
return) is not an active           participant in a qualified
retirement plan (such as a qualified           corporate, sole
proprietorship, or partnership pension, profit           sharing,
401(k) or stock bonus plan), qualified annuity plan,
403(b) plan, simplified employee pension, or governmental plan.
        If he or she (or his or her spouse) is an active
participant, a           full deduction is only available if he
or she has adjusted gross           income that is less than a
specified level ($40,000 for married           couples filing a
joint return, $25,000 for single individuals,           and $0
for a married individual filing a separate return). The deduction is phased out ratably for active participants with adjusted gross income between certain levels ($40,000 and
$50,000           for married individuals filing a joint return,
$25,000 and           $35,000 for single individuals, and $0 and
$10,000 for married           individuals filing separate
returns).  Individuals who are active           participants with
income above the specified phase-out level may           not
deduct their IRA contributions.  Rollover contributions are
   not includible in income for Federal income tax purposes and therefore are not deductible from it.

               Generally, earnings on an IRA are not subject to
current           Federal income tax until distributed.
Distributions attributable           to tax-deductible
contributions and to IRA earnings are taxed as           ordinary
income.  Distributions of non-deductible contributions
are not subject to Federal income tax.  In general, distributions from an IRA to an individual before he or she reaches
age 59-1/2           are subject to a nondeductible penalty tax
equal to 10% of the           taxable amount of the distribution.
The 10% penalty tax does not           apply to amounts withdrawn
from an IRA after the individual           reaches age 59-1/2,
becomes disabled or dies, or if withdrawn in           the form
of substantially equal payments over the life or life
expectancy of the individual and his or her designated benefi-
     ciary, if any, or rolled over into another IRA, or, for
years           after 1996, amounts withdrawn and used to pay for
deductible           medical expenses and amounts withdrawn by
certain unemployed           individuals not in excess of amounts
paid for certain health           insurance premiums.
Distributions must begin to be withdrawn not           later than
April 1 of the calendar year following the calendar
year in which the individual reaches age 70-1/2.  Failure to take certain minimum required distributions will result in
the           imposition of a 50% non-deductible penalty tax.
Extremely large           distributions in any one year (other
than 1997, 1998 or 1999)           from an IRA (or from an IRA
and other retirement plans) may also           result in a
penalty tax.

               QUALIFIED PLANS:  For those self-employed
individuals who           wish to purchase shares of one or more
of the funds in the Ivy           Mackenzie Funds through a
qualified retirement plan, a Custodial           Agreement and a
Retirement Plan are available from IMSC.  The
Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan.  A profit sharing plan permits
an           annual contribution to be made in an amount
determined each year           by the self-employed individual
within certain limits prescribed












          by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial
Agreement.            There is no set-up fee for qualified plans
and the annual           maintenance fee is $20.00 per account.

               In general, if a self-employed individual has any
common law           employees, employees who have met certain
minimum age and service           requirements must be covered by
the Retirement Plan.  A self-          employed individual
generally must contribute the same percentage           of income
for common law employees as for himself or herself.

               A self-employed individual may contribute up to
the lesser           of $30,000 or 25% of compensation or earned
income to a money           purchase pension plan or to a
combination profit sharing and           money purchase pension
plan arrangement each year on behalf of           each
participant.  To be deductible, total contributions to a
profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the
plan,           and total contributions to a combination money
purchase-profit           sharing arrangement generally may not
exceed 25% of the total           compensation or earned income
of all participants.  The amount of           compensation or
earned income of any one participant that may be
included in computing the deduction is limited (generally to
    $150,000 for benefits accruing in plan years beginning after
        1993, with annual inflation adjustments).  A self-
employed           individual's contributions to a retirement
plan on his or her own           behalf must be deducted in
computing his or her earned income.

               Corporate employers may also adopt the Custodial
Agreement           and Retirement Plan for the benefit of their
eligible employees.            Similar contribution and deduction
rules apply to corporate           employers.

               Distributions from the Retirement Plan generally
are made           after a participant's separation from service.
A 10% penalty tax           generally applies to distributions to
an individual before he or           she reaches age 59-1/2,
unless the individual (1) has reached age           55 and
separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
       (5) takes the withdrawal as part of a series of
substantially           equal payments over his or her life
expectancy or the joint life           expectancy of himself or
herself and a designated beneficiary; or           (6) rolls over
the distribution.

               The Transfer Agent will arrange for Investors Bank
& Trust           to furnish custodial services to the employer
and any           participating employees.

               DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
CHARITABLE           ORGANIZATIONS ("403(B)(7) ACCOUNT"):
Section 403(b)(7) of the           Internal Revenue Code of 1986,
as amended (the "Code"), permits           public school systems
and certain charitable organizations to use           mutual fund
shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers
whose           employees wish to purchase shares of the Trust in
conjunction           with such an arrangement.  The sales charge
for purchases of less           than $10,000 of Class A shares is
set forth under "Retirement           Plans" in the Prospectus.
Sales charges for purchases of $10,000           or more of Class
A shares are the same as those set forth under           "Initial
Sales Charge Alternative -- Class A Shares" in the
Prospectus. The special application for a 403(b)(7) Account is available from IMSC.

               Distributions from the 403(b)(7) Account may be
made only           following death, disability, separation from
service, attainment           of age 59-1/2, or incurring a
financial hardship.  A 10% penalty           tax generally
applies to distributions to an individual before he           or
she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes
disabled;           (3) uses the withdrawal to pay tax-deductible
medical expenses;           (4) takes the withdrawal as part of a
series of substantially           equal payments over his or her
life expectancy or the joint life           expectancy of himself
or herself and a designated beneficiary; or           (5) rolls
over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

               SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS:  An
employer may           deduct contributions to a SEP up to the
lesser of $30,000 or 15%           of compensation.  SEP accounts
generally are subject to all rules           applicable to IRA
accounts, except the deduction limits, and are           subject
to certain employee participation requirements.  No new
salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-
          salary reduction SEPs may continue to be established as
well as           maintained after 1996.

               SIMPLE PLANS:  An employer may establish a SIMPLE
IRA or a           SIMPLE 401(k) for years after 1996.  An
employee can make pre-tax           salary reduction
contributions to a SIMPLE Plan, up to $6,000 a           year.
Subject to certain limits, the employer will either match
 a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without
regard to the           amount the employee contributes.  An
employer cannot maintain a           SIMPLE Plan for its
employees if any contributions or benefits           are credited
to those employees under any other qualified           retirement
plan maintained by the employer.

          REINVESTMENT PRIVILEGE

               Shareholders who have redeemed Class A shares of a
Fund may           reinvest all or a part of the proceeds of the
redemption back           into Class A shares of the Fund at net
asset value (without a           sales charge) within 60 days
from the date of redemption.  This           privilege may be
exercised only once.  The reinvestment will be           made at
the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested.  No compensation will be paid to any sales
personnel           or dealer in connection with the transaction.

               Any redemption is a taxable event.  A loss
realized on a           redemption generally may be disallowed
for tax purposes if the           reinvestment privilege is
exercised within 30 days after the           redemption.  In
certain circumstances, shareholders will be           ineligible
to take sales charges into account in computing           taxable
gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

          RIGHTS OF ACCUMULATION

               A scale of reduced sales charges applies to any
investment           of $50,000 or more in Class A shares of a
Fund.  See "Initial           Sales Charge Alternative -- Class A
Shares" in the Prospectus.            The reduced sales charge is
applicable to investments made at one           time by an
individual, his or her spouse and children under the
age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension,
profit           sharing or other employee benefit trust created
pursuant to a           plan qualified under Section 401 of the
Code).  It is also           applicable to current purchases of
all of the funds in the Ivy           Mackenzie Funds (except Ivy
Money Market Fund) by any of the           persons enumerated
above, where the aggregate quantity of Class A           shares
of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund,
 Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global
Fund,           Ivy Global Natural Resources Fund, Ivy Global
Science &           Technology Fund, Ivy Growth Fund, Ivy Growth
with Income Fund,           Ivy International Fund, Ivy
International Bond Fund, Ivy           International Small
Companies Fund, Ivy Latin America Strategy           Fund, Ivy
New Century Fund, Ivy International Fund II (expected
effective date of May 13, 1997), Ivy Pan-Europe Fund (expected effective date of May 13, 1997), Mackenzie National
Municipal           Fund, Mackenzie California Municipal Fund
Mackenzie New York           Municipal Fund and Mackenzie Limited
Term Municipal Fund (and           shares that have been
exchanged into Ivy Money Market Fund from           any of the
other funds in the Ivy Mackenzie Funds) and of any
other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the
         Class A shares being purchased, amounts to $50,000 or
more for           Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy
China Region Fund,           Ivy Emerging Growth Fund, Ivy Global
Fund, Ivy Global Natural           Resources Fund, Ivy Global
Science & Technology Fund, Ivy Growth           Fund, Ivy Growth
with Income Fund, Ivy International Fund, Ivy
International Small Companies Fund, Ivy Latin America Strategy
      Fund, Ivy New Century Fund, Ivy International Fund II
(expected           effective date of May 13, 1997), Ivy Pan-
Europe Fund (expected           effective date of May 13, 1997);
$100,000 or more for Ivy Bond           Fund, Ivy International
Bond Fund, Mackenzie National Municipal           Fund, Mackenzie
California Municipal Fund and Mackenzie New York
Municipal Fund; or $25,000 or more for Mackenzie Limited Term
     Municipal Fund.












               At the time an investment takes place, IMSC must
be notified           by the investor or his or her dealer that
the investment           qualifies for the reduced sales charge
on the basis of previous           investments.  The reduced
sales charge is subject to confirmation           of the
investor's holdings through a check of the particular
Fund's records.

          SYSTEMATIC WITHDRAWAL PLAN

               A shareholder (except shareholders with accounts
in Class I           of the Class I Funds) may establish a
Systematic Withdrawal Plan           (a "Withdrawal Plan"), by
telephone instructions or by delivery           to IMSC of a
written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name,
      properly endorsed by the shareholder.  To be eligible to
elect a           Withdrawal Plan, a shareholder must have at
least $5,000 in his           or her account.  A Withdrawal Plan
may not be established if the           investor is currently
participating in the Automatic Investment           Method.  A
Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

               A redemption under a Withdrawal Plan is a taxable
event.            Shareholders contemplating participating in a
Withdrawal Plan           should consult their tax advisers.

               Additional investments made by investors
participating in a           Withdrawal Plan must equal at least
$1,000 each while the           Withdrawal Plan is in effect.
Making additional purchases while           a Withdrawal Plan is
in effect may be disadvantageous to the           investor
because of applicable initial sales charges or CDSCs.

               An investor may terminate his or her participation
in the           Withdrawal Plan at any time by delivering
written notice to IMSC.            If all shares held by the
investor are liquidated at any time,           participation in
the Withdrawal Plan will terminate           automatically.  The
Trust or IMSC may terminate the Withdrawal           Plan option
at any time after reasonable notice to shareholders.

          GROUP SYSTEMATIC INVESTMENT PROGRAM

               Shares may be purchased in connection with
investment           programs established by employee or other
groups using systematic           payroll deductions or other
systematic payment arrangements.  The           Trust does not
itself organize, offer or administer any such           programs.
However, it may, depending upon the size of the
program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others.  Unless shares
of a           Fund are purchased in conjunction with IRAs (see
"How to Buy           Shares" in the Prospectus), such group
systematic investment           programs are not entitled to
special tax benefits under the Code.            The Trust
reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the
offering of           shareholder privileges, such as check
writing, simplified           redemptions and other optional
privileges, as described in the           Prospectus, to
shareholders using group systematic investment programs.

               With respect to each shareholder account
established on or           after September 15, 1972 under a
group systematic investment           program, the Trust and IMI
each currently charge a maintenance           fee of $3.00 (or
portion thereof) that for each twelve-month           period (or
portion thereof) that the account is maintained.  The
Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved
or by           causing on the date the fee is assessed a
redemption in each such           shareholder account sufficient
to pay such fee.  The Trust           reserves the right to
change these fees from time to time without           advance
notice.

               Class A shares of a Fund are made available to
Merrill Lynch           Daily K Plan (the "Plan") participants at
NAV without an initial           sales charge if:

               (i) the Plan is recordkept on a daily valuation
basis by                Merrill Lynch and, on the date the Plan
Sponsor signs the                Merrill Lynch Recordkeeping
Service Agreement, the Plan has                $3 million or more
in assets invested in broker/dealer funds                not
advised or managed by Merrill Lynch Asset Management,
  L.P. ("MLAM") that are made available pursuant to a Service
          Agreement between Merrill Lynch and the fund's
principal                underwriter or distributor and in funds
advised or managed                by MLAM (collectively, the
"Applicable Investments");

               (ii) the Plan is recordkept on a daily valuation
basis by an                independent recordkeeper whose
services are provided through                a contract or
alliance arrangement with Merrill Lynch, and                on
the date the Plan Sponsor signs the Merrill Lynch
Recordkeeping Service Agreement, the Plan has $3 million or
        more in assets, excluding money market funds, invested in Applicable Investments; or

               (iii) the Plan has 500 or more eligible employees,
as                determined by Merrill Lynch plan conversion
manager, on the                date the Plan Sponsor signs the
Merrill Lynch Recordkeeping                Service Agreement.

               Alternatively, Class B shares of a Fund are made
available           to Plan participants at NAV without a CDSC if
the Plan conforms           with the requirements for eligibility
set forth in (i) through           (iii) above but either does
not meet the $3 million asset           threshold or does not
have 500 or more eligible employees.

               Plans recordkept on a daily basis by Merrill Lynch
or an           independent recordkeeper under a contract with
Merrill Lynch that           are currently investing in Class B
shares of a Fund convert to












          Class A shares once the Plan has reached $5 million
invested in           Applicable Investments, or 10 years after
the date of the initial           purchase by a participant under
the Plan--the Plan will receive a           Plan level share
conversion.

                                 BROKERAGE ALLOCATION

               Subject to the overall supervision of the
President and the           Board, IMI (or MFC with respect to
Ivy Canada Fund and Ivy Global           Natural Resources Fund)
places orders for the purchase and sale           of each Fund's
portfolio securities.  With respect to Ivy
International Fund, Northern Cross also places orders for the purchase and sale of the Fund's portfolio securities.  All portfolio transactions are effected at the best price and
        execution obtainable. Purchases and sales of debt
securities are           usually principal transactions, and,
therefore, brokerage           commissions are usually not
required to be paid by the particular           Fund for such
purchases and sales (although the price paid           generally
includes undisclosed compensation to the dealer).  The
prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter,
and           purchases of after-market securities from dealers
normally           reflect the spread between the bid and asked
prices.  In           connection with OTC transactions, IMI (or
MFC for Ivy Canada Fund           and Ivy Global Natural
Resources Fund and the Subadviser for Ivy           International
Fund) attempts to deal directly with the principal
market makers, except in those circumstances where IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund
and the           Subadviser for Ivy International Fund) believes
that a better           price and execution are available
elsewhere.

               IMI (or MFC for Ivy Canada Fund and Ivy Global
Natural           Resources Fund and the Subadviser for Ivy
International Fund)           selects broker-dealers to execute
transactions and evaluates the           reasonableness of
commissions on the basis of quality, quantity,           and the
nature of the firms' professional services.  Commissions
to be charged and the rendering of investment services, including statistical, research, and counseling services by
brokerage           firms, are factors to be considered in the
placing of brokerage           business. The types of research
services provided by brokers may           include general
economic and industry data, and information on
securities of specific companies. Research services furnished by brokers through whom the Trust effects securities
transactions           may be used by IMI (or MFC for Ivy Canada
Fund and Ivy Global           Natural Resources Fund and the
Subadviser for Ivy International           Fund) in servicing all
of its accounts.  In addition, not all of           these
services may be used by IMI (or MFC for Ivy Canada Fund and
   Ivy Global Natural Resources Fund and the Subadviser for Ivy
       International Fund) in connection with the services it
provides           to a particular Fund or the Trust.  IMI (or
MFC for Ivy Canada           Fund and Ivy Global Natural
Resources Fund and the Subadviser for           Ivy International
Fund) may consider sales of shares of a Fund as           a
factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI (or












          MFC for Ivy Canada Fund and Ivy Global Natural
Resources Fund and           the Subadviser for Ivy International
Fund) will not, however,           execute brokerage transactions
other than at the best price and           execution.

               With respect to Ivy International Fund, when a
security           proposed to be purchased or sold for the Fund
is also to be           purchased or sold at the same time for
other accounts managed by           the Subadviser, purchases or
sales are effected on a pro rata,           rotating or other
equitable basis so as to avoid any one account           being
preferred over any other account.

               During the fiscal year ended June 30, 1994, during
the six-          month period ended December 31, 1994 and during
the fiscal years           ended December 31, 1995 and 1996, Ivy
Canada Fund paid brokerage           commissions of $202,849,
$98,390, $79,464 and $102,121,           respectively.

               During the fiscal years ended December 31, 1994,
1995 and           1996, Ivy China Region Fund paid brokerage
commissions of           $26,579, $70,459 and $62,812,
respectively.

               During the fiscal year ended June 30, 1994, during
the six-          month period ended December 31, 1994, and
during the fiscal years           ended December 31, 1995 and
1996, Ivy Global Fund paid brokerage           commissions of
$58,828, $43,367, $96,124 and $90,904,           respectively.


               During the fiscal year ended December 31, 1994,
1995 and           1996, Ivy International Fund paid brokerage
commissions of           $139,426, $715,524 and $1,709,643,
respectively.

               During the period from November 1, 1994
(commencement of           operations) to December 31, 1994, Ivy
Latin America Strategy Fund           and Ivy New Century Fund
each paid brokerage commissions of           $5,491 and $2,611,
respectively.  During the fiscal year ended           December
31, 1995, Ivy Latin America Strategy Fund and Ivy New
Century Fund each paid brokerage commissions of $17,184 and
   $15,236, respectively.  During the fiscal year ended December
31,           1996, Ivy Latin America Strategy Fund and Ivy New
Century Fund           each paid brokerage commissions of $15,756
and $95,606,           respectively.

               During the period from July 22, 1996 (commencement
of           operations to December 31, 1996) Ivy Global Science
& Technology           Fund paid brokerage commissions of
$37,065.  Brokerage commission           information is not
available for Ivy Asia Pacific Fund, Ivy           Global Natural
Resources Fund and Ivy International Small           Companies
Fund, which did not commence operations until January
1, 1997.

               Each Fund may, under some circumstances, accept
securities           in lieu of cash as payment for Fund shares.
Each of these Funds           will accept securities only to
increase its holdings in a












          portfolio security or to take a new portfolio position
in a           security that IMI (and the Subadviser for Ivy
International Fund)           deems to be a desirable investment
for each the Fund.  While no           minimum has been
established, it is expected that each the Fund           will not
accept securities having an aggregate value of less than
$1 million.  The Trust may reject in whole or in part any or all offers to pay for the Fund shares with securities and may
         discontinue accepting securities as payment for the Fund
shares           at any time without notice.  The Trust will
value accepted           securities in the manner and at the same
time provided for           valuing portfolio securities of each
the Fund, and the Fund           shares will be sold for net
asset value determined at the same           time the accepted
securities are valued.  The Trust will only           accept
securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

















































                                TRUSTEES AND OFFICERS

               The Trustees and Executive Officers of the Trust,
their           business addresses and principal occupations
during the past five           years are:

                                   POSITION
                                   WITH THE     BUSINESS
AFFILIATIONS           NAME, ADDRESS, AGE       TRUST        AND
PRINCIPAL OCCUPATIONS

          John S. Anderegg, Jr.    Trustee      Chairman,
Dynamics Research           60 Concord Street
Corp. (instruments and            Wilmington, MA  01887
     controls); Director, Burr-          Age: 73
            Brown Corp. (operational
                  amplifiers); Director,
                      Metritage Incorporated
                          (level measuring
                        instruments); Trustee of
                              Mackenzie Series Trust
                                  (1992-present).

          Paul H. Broyhill         Trustee      Chairman, BMC
Fund, Inc.           800 Hickory Blvd.                     (1983-
present); Chairman,           Golfview Park-Box 500
 Broyhill Family Foundation,           Lenoir, NC 28645
          Inc. (1983-Present);           Age:  73
            Chairman and President,
                 Broyhill Investments, Inc.
                         (1983-present); Chairman,
                                Broyhill Timber Resources
                                       (1983-present); Management
                                               of a personal
portfolio of
fixed-income and equity
     investments (1983-present);
              Trustee of Mackenzie Series
                       Trust (1988-present);
                          Director of The Mackenzie
                                 Funds Inc. (1988-1995).

          Stanley Channick         Trustee      President and
Chief           11 Bala Avenue                        Executive
Officer, The           Bala Cynwyd, PA 19004
Whitestone Corporation            Age:  73
     (insurance agency);
      Chairman, Scott Management
              Company (administrative
                   services for insurance
                       companies); President, The
                               Channick Group (consultants
                                        to insurance companies
and                                                 national
trade
associations); Trustee of
       Mackenzie Series Trust
           (1994-present); Director of
                    The Mackenzie Funds Inc.
                          (1994-1995).












          Frank W. DeFriece, Jr.   Trustee      Director, Manager
and Vice           The Landmark Centre
President, Director and           113 Landmark Lane,
     Fund Manager, Massengill-          Suite B
           DeFriece Foundation           Bristol, TN  37620-2285
            (charitable organization)           Age: 76
                   (1950-present); Trustee and
                            Vice Chairman, East
                             Tennessee Public
                           Communications Corp. (WSJK-
                                   TV) (1984-present); Trustee
                                            of Mackenzie Series
Trust                                                 (1985-
present); Director of
   The Mackenzie Funds Inc.
         (1987-1995).

          Roy J. Glauber           Trustee      Mallinckrodt
Professor of           Lyman Laboratory
Physics, Harvard           of Physics
University (1974-present);           Harvard University
        Trustee of Mackenzie Series           Cambridge, MA 02138
                 Trust (1994-present).           Age: 71

          Michael G. Landry        Trustee      President, Chief
Executive           700 South Federal Hwy.   and          Officer
and Director of           Suite 300                Chairman
Mackenzie Investment           Boca Raton, FL  33432
  Management Inc. (1987-          Age: 50
     present); President,           [*Deemed to be an
       Director and Chairman of           "interested person"
             Ivy Management Inc. (1992-          of the Trust, as
                    present); Chairman and            defined
under the                     Director of Ivy Mackenzie
1940 Act.]                            Services Corp.(1993-
                                       present); Chairman and
                                           Director of Ivy
Mackenzie
Distributors, Inc. (1994-
      present); Director and
          President of Ivy Mackenzie
                  Distributors, Inc. (1993-
                        1994);  Director and
                          President of The Mackenzie
                                  Funds Inc. (1987-1995);
                                        Trustee of Mackenzie
Series                                                 Trust
(1987-present);
President of Mackenzie
     Series Trust (1987-1996);
            Chairman of Mackenzie
               Series Trust (1996-
               present).

          Joseph G. Rosenthal      Trustee      Chartered
Accountant           110 Jardin Drive                      (1958-
present); Trustee of           Unit #12
  Mackenzie Series Trust           Concord, Ontario Canada
      (1985-present); Director of













          L4K 2T7                               The Mackenzie
Funds Inc.           Age: 62
(1987-1995).

          Richard N. Silverman     Trustee      Director, Newton-
Wellesley           18 Bonnybrook Road
Hospital; Director, Beth           Waban, MA  02168
      Israel Hospital; Director,           Age: 73
              Boston Ballet; Director,
                    Boston Children's Museum;
                           Director, Brimmer and May
                                  School.

          J. Brendan Swan          Trustee      President,
Airspray           4701 North Federal Hwy.
International, Inc.;           Suite 465
  Joint Managing Director,           Pompano Beach, FL  33064
        Airspray International           Age: 67
            B.V. (an environmentally
                  sensitive packaging
                   company); Director of
                      Polyglass LTD.; Director,
                             The Mackenzie Funds Inc.
                                   (1992-1995); Trustee of
                                        Mackenzie Series Trust
                                            (1992-present).

          Keith J. Carlson         Trustee      Senior Vice
President of           700 South Federal Hwy.   and
Mackenzie Investment           Suite 300                President
  Management, Inc. (1996           Boca Raton, FL 33432
      -present); Senior Vice           Age: 40
          President and Director of           [*Deemed to be an
                 Mackenzie Investment           "interested
person"                   Management, Inc. (1994           of the
Trust, as                      -1996); Senior Vice
defined under the                     President and Treasurer of
        1940 Act.]                            Mackenzie
Investment
Management, Inc. (1989-
    1994); Senior Vice
    President and Director of
           Ivy Management Inc. (1994-
                  present); Senior Vice
                     President, Treasurer and
                            Director of Ivy Management
                                    Inc. (1992-1994); Vice
                                        President of The
Mackenzie                                                 Funds
Inc. (1987-1995);
Senior Vice President and
       Director, Ivy Mackenzie
            Services Corp. (1996-
              present); President and
                   Director of Ivy Mackenzie
                          Services Corp. (1993-1996);
                                   Trustee and President of
                                         Mackenzie Series Trust
                                             (1996-present); Vice
                                               President of
Mackenzie












                                                Series Trust
(1994-1996);
Treasurer of Mackenzie
    Series Trust (1985-1994);
           President, Chief Executive
                   Officer and Director of Ivy
                            Mackenzie Distributors,
                                 Inc. (1994-present);
                                   Executive Vice President
                                         and Director of Ivy
                                          Mackenzie Distributors,
                                               Inc. (1993-1994);
Trustee                                                 of
Mackenzie Series Trust
    (1996-present).

          C. William Ferris        Secretary/   Senior Vice
President,           700 South Federal Hwy.   Treasurer    Chief
Financial Officer           Suite 300
and Secretary/Treasurer           Boca Raton, FL  33432
     of Mackenzie Investment           Age: 52
          Management Inc. (1995-
             present); Senior Vice
                President, Finance and
                    Administration/Compliance
                           Officer of Mackenzie
                             Investment Management Inc.
                                     (1989-1994); Senior Vice
                                           President, Secretary/
                                              Treasurer and Clerk
of Ivy                                                 Management
Inc. (1994-
present); Vice President,
       Finance/Administration and
               Compliance Officer of Ivy
                      Management Inc. (1992-
                         1994); Senior Vice
                         President, Secretary/
                            Treasurer and Director of
                                   Ivy Mackenzie Distributors,
                                            Inc. (1994-present);
                                              Secretary/Treasurer
and                                                 Director of
Ivy Mackenzie
Distributors, Inc. (1993-
      1994); President and
        Director of Ivy Mackenzie
               Services Corp. (1996-
                 present); Secretary/
                   Treasurer and Director of
                          Ivy Mackenzie Services
                              Corp. (1993-1996);
                              Secretary/Treasurer of The
                                      Mackenzie Funds Inc. (1993-
                                              1995);
Secretary/Treasurer
 of Mackenzie Series Trust
        (1994-present).

          James W. Broadfoot       Vice         Executive Vice
President,












          700 South Federal Hwy.   President    Ivy Management
Inc. (1996-          Suite 300
present); Senior Vice           Boca Raton, FL  33432
   President, Ivy Management,           Age: 54
           Inc. (1992-1996); Director
                   and Senior Vice President,
                           Mackenzie Investment
                             Management Inc. (1995-
                                present); Senior Vice
                                   President, Mackenzie
                                     Investment Management Inc.
                                             (1990-1995).


               PERSONAL INVESTMENTS BY EMPLOYEES OF IMI

               Employees of IMI are permitted to make personal
securities           transactions, subject to the requirements
and restrictions set           forth in IMI's Code of Ethics.
The Code of Ethics is designed to           identify and address
certain conflicts of interest between           personal
investment activities and the interests of investment
advisory clients such as the Fund.  Among other things, the Code of Ethics, which generally complies with standards
recommended by           the Investment Company Institute's
Advisory Group on Personal           Investing, prohibits certain
types of transactions absent prior           approval, applies to
portfolio managers, traders, research           analysts and
others involved in the investment advisory process,           and
imposes time periods during which personal transactions may
   not be made in certain securities, and requires the submission
of           duplicate broker confirmations and monthly reporting
of           securities transactions.  Exceptions to these and
other           provisions of the Code of Ethics may be granted
in particular           circumstances after review by appropriate
personnel.


































                                  COMPENSATION TABLE
                                       IVY FUND
                        (FISCAL YEAR ENDED DECEMBER 31, 1996)


TOTAL                                        PENSION OR
    COMPENSA-                                       RETIREMENT
           TION FROM
BENEFITS   ESTIMATED      TRUST AND
AGGREGATE  ACCRUED AS ANNUAL         FUND COM-
       COMPENSA-  PART OF    BENEFITS       PLEX PAID
NAME,             TION       FUND       UPON           TO
   POSITION          FROM TRUST EXPENSES   RETIREMENT
TRUSTEES

          John S.           $7,419     N/A        N/A
$10,000            Anderegg, Jr.
          (Trustee)

          Paul H.           $7,419     N/A        N/A
$10,000            Broyhill
          (Trustee)

          Keith J.          $0         N/A        N/A
$0            Carlson[**]
          (Trustee and
           President)

          Stanley           $4,949     N/A        N/A
$10,000             Channick[*]
          (Trustee)

          Frank W.          $7,419     N/A        N/A
$10,000            DeFriece, Jr.
          (Trustee)

          Roy J.            $7,419     N/A        N/A
$10,000            Glauber[*]
          (Trustee)

          Michael G.        $0         N/A        N/A
$0            Landry
          (Trustee and
           Chairman of
           the Board)

          Joseph G.         $7,419     N/A        N/A
$10,000            Rosenthal
          (Trustee)

          Richard N.        $10,000    N/A        N/A
$10,000            Silverman
          (Trustee)















          J. Brendan        $7,419     N/A        N/A
$10,000            Swan
           (Trustee)

          C. William        $0         N/A        N/A
$0            Ferris
           (Secretary/Treasurer)

          [*]  Appointed as a Trustee of the Trust at a meeting
of the                Board held on February 10, 1996.

          [**] Appointed as a Trustee of the Trust at a meeting
of the                Board held on December 7, 1996.

               As of April 3, 1997, the Officers and Trustees of
the Trust           as a group owned beneficially less than 1% of
the outstanding           Class A, Class B, Class C and Class I
shares of the Funds, except           that as of such date, the
Officers and Trustees of the Trust as a           group owned
beneficially 2.26% of Ivy Global Fund Class A shares and 1.79% of Ivy Global Natural Resources Fund Class A shares.














































                       INVESTMENT ADVISORY AND OTHER SERVICES

          BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

               IMI provides business management and investment
advisory           services to each Fund (other than Ivy Canada
Fund and Ivy Global           Natural Resources Fund) pursuant to
a Business Management and           Investment Advisory Agreement
(the "Agreement").  IMI provides           business management
services to Ivy Canada Fund and Ivy Global           Natural
Resources Fund pursuant to a Business Management
Agreement (the "Management Agreement").  The Agreement (or the
      Management Agreement, in the case of Ivy Canada Fund and
Ivy           Global Natural Resources Fund) was approved (i) by
the sole           shareholder of Ivy China Region Fund on
October 23, 1993, (ii) by           the shareholders of Ivy
International Fund on December 30, 1991,           (iii) by the
sole shareholder of each of Ivy Latin America           Strategy
Fund and Ivy New Century Fund on October 28, 1994, (iv)
by the sole shareholder of each of Ivy Global Fund and Ivy Canada
         Fund on January 27, 1995, (v) by the sole shareholder of
Ivy           Global Science & Technology Fund on July 16, 1996,
and (vi) by           the sole shareholder of each of Ivy Asia
Pacific Fund, Ivy Global           Natural Resources Fund and Ivy
International Small Companies Fund           on December 13,
1996.  Prior to shareholder approval, the           Agreement (or
the Management Agreement, in the case of Ivy Canada
Fund and Ivy Global Natural Resources Fund) was approved by the
       Board (including a majority of the Trustees who are
neither           "interested persons," as defined in the 1940
Act, of the Trust           nor have any direct or indirect
financial interest in the           operation of the distribution
plan or in any related agreement           (the "Independent
Trustees")) (i) on August 23, 1993 with respect           to Ivy
China Region Fund, (ii) on October 28, 1991 with respect
to Ivy International Fund, (iii) on September 17, 1994 with
   respect to Ivy Latin America Strategy Fund and Ivy New Century
         Fund, (iv) on September 29, 1994 with respect to each of
Ivy           Canada Fund and Ivy Global Natural Resources Fund,
(v) on June 8,           1996 with respect to Ivy Global Science
& Technology Fund, and           (vi) on December 7, 1996 with
respect to each of Ivy Asia Pacific           Fund, Ivy Global
Natural Resources Fund and Ivy International           Small
Companies Fund.

               Until January 31, 1995 MIMI served as the manager
and           investment adviser to Ivy Global Fund and as
manager to Ivy           Canada Fund, which were then series of
The Mackenzie Funds Inc.           (the "Company").  On January
31, 1995, MIMI's interest in the           Agreement (in the case
of Ivy Global Fund) and in the Management           Agreement (in
the case of Ivy Canada Fund) was assigned by MIMI           to
IMI, which is a wholly owned subsidiary of MIMI.  The
provisions of the Agreement and the Management Agreement remain unchanged by IMI's succession to MIMI thereunder. MIMI, a
        Delaware corporation, has approximately 10% of its
outstanding           common stock listed for trading on the TSE.
MIMI is a subsidiary           of MFC, 150 Bloor Street West,
Toronto, Ontario, Canada, a public           corporation
organized under the laws of Ontario and registered in Ontario as a mutual fund dealer whose shares are listed for trading on the TSE.  MFC provides investment advisory
services to           Ivy Canada Fund and Ivy Global Natural
Resources Fund pursuant to           an Investment Advisory
Agreement (the "MFC Agreement").  The MFC           Agreement was
approved (i) by the sole shareholder of Ivy Canada           Fund
on January 27, 1995 and (ii) by the sole shareholder of Ivy
   Global Natural Resources Fund on December 13, 1996.  Prior to
        shareholder approval, the MFC Agreement was approved by
the Board           (including a majority of Independent
Trustees) (i) on September           29, 1994 with respect to Ivy
Canada Fund and (ii) on December 7,           1996 with respect
to Ivy Global Natural Resources Fund.

               IMI currently acts as manager and investment
adviser to the           following additional investment
companies registered under the           1940 Act:  Ivy Growth
Fund, Ivy Emerging Growth Fund, Ivy Growth           with Income
Fund, Ivy Bond Fund, Ivy International Bond Fund, Ivy International Fund II (expected effective date of May 13, 1997),
        Ivy Pan-Europe Fund (expected effective date of May 13,
1997) and           Ivy Money Market Fund.

               The Agreement obligates IMI to make investments
for the           accounts of each Fund (except Ivy Canada Fund
and Ivy Global           Natural Resources Fund) in accordance
with its best judgment and           within the investment
objectives and restrictions set forth in           the
Prospectus, the 1940 Act and the provisions of the Code
relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by these Funds and places orders with brokers or dealers who deal in such
securities.  The           Advisory Agreement obligates MFC to
make investments for the           account of each of Ivy Canada
Fund and Ivy Global Natural           Resources Fund, in
accordance with its best judgment and within           the
investment objectives and restrictions set forth in the Prospectus with respect to each of Ivy Canada Fund and Ivy Global
         Natural Resources Fund, the 1940 Act and the provisions
of the           Code, relating to regulated investment
companies, subject to           policy decisions adopted by the
Board.  MFC also determines the           securities to be
purchased or sold by each of Ivy Canada Fund and           Ivy
Global Natural Resources Fund and places orders with brokers or dealers who deal in such securities.

               Under the Agreement (the Management Agreement with
respect           to Ivy Canada Fund and Ivy Global Natural
Resources Fund), IMI           also provides certain business
management services.  IMI is           obligated to (1)
coordinate with each Fund's Custodian and           monitor the
services it provides to that Fund; (2) coordinate           with
and monitor any other third parties furnishing services to
  each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are
adequate           for the particular Fund's needs; (4) provide
the services of           individuals competent to perform
administrative and clerical           functions that are not
performed by employees or other agents           engaged by the
particular Fund or by IMI acting in some other           capacity
pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may
be required           by applicable Federal or state law; (6)
authorize and permit           IMI's directors, officers and
employees who may be elected or           appointed as trustees
or officers of the Trust to serve in such           capacities;
and (7) take such other action with respect to the
Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.  Pursuant to the Management
Agreement,           IMI is also responsible for reviewing the
activities of MFC to           insure that each of Ivy Canada
Fund and Ivy Global Natural           Resources Fund is operated
in compliance with each such Fund's           investment
objectives and policies and with the 1940 Act.

               Ivy Global Fund pays IMI a monthly fee for
providing           business management and investment advisory
services at an annual           rate of 1.00% of the first $500
million of its average net           assets, reduced to 0.75% on
average net assets over $500 million.            Each of the
other Funds (except Ivy Canada Fund and Ivy Global
Natural Resources Fund) pays IMI a monthly fee for providing business management and investment advisory serves at an
annual           rate of 1.00% of each of the Fund's average net
assets.  Ivy           Canada Fund and Ivy Global Natural
Resources Fund each pays IMI a           monthly fee for
providing business management services at an           annual
rate of 0.50% of each such Fund's average net assets.

               For advisory services, Ivy Canada Fund and Ivy
Global           Natural Resources Fund each pays MFC a monthly
fee at an annual           rate of 0.35% and 0.50%, respectively,
of the average net assets           of each such Fund.  For the
fiscal year ended June 30, 1994, for           the six-month
period ended December 31, 1994 and for the fiscal           years
ended December 31, 1995 and 1996, Ivy Canada Fund paid MFC fees of $120,495, $54,763, $67,229 and $65,289, respectively.


               During the fiscal years ended December 31, 1994,
1995 and           1996, Ivy China Region Fund paid IMI $193,875,
$200,605 and           $233,804 respectively (of which IMI
reimbursed $1,036, $0 and $0,           respectively, pursuant to
required expense limitations and of           which IMI
reimbursed $106,631, $106,085 and $65,675,
respectively, pursuant to voluntary expense limitations).

               During the fiscal year ended June 30, 1994 and
during the           six-month period ended December 31, 1994,
MIMI, as investment           manager to Ivy Canada Fund and as
investment adviser to Ivy           Global Fund, when each was a
series of the Company, received fees           of $172,136 and
$78,234, respectively, from Ivy Canada Fund and
$155,540 and $107,966, respectively, (of which MIMI reimbursed
      $34,779 and $15,264, respectively, pursuant to voluntary
expense           limitations) from Ivy Global Fund.  During the
fiscal years ended           December 31, 1995 and 1996, IMI
received fees of $96,041 and           $93,270, respectively,
from Ivy Canada Fund (of which IMI           reimbursed $63,466
and $0, respectively, pursuant to required           expense
limitations) and $239,963 and $301,433, respectively,












          from Ivy Global Fund (of which IMI reimbursed $62,242
and $0           pursuant to voluntary expense limitations).

               For the fiscal years ended December 31, 1994, 1995
and 1996,           Ivy International Fund paid IMI fees of
$2,217,950, $3,948,456           and $9,157,858, respectively.


               During the period from November 1, 1994
(commencement of           operations) to December 31, 1994 and
during the fiscal years           ended December 31, 1995 and
1996, Ivy Latin America Strategy Fund           paid IMI fees of
$1,006, $95,380 and $42,550, respectively (of           which IMI
reimbursed $13,333, $93,340 and $0, respectively,
pursuant to required expense limitations and of which IMI
 reimbursed $523 and $2,040 and $99,630, respectively, pursuant
to           voluntary expense limitations) and Ivy New Century
Fund paid IMI           fees of $912, $91,226 and $109,125,
respectively (of which IMI           reimbursed $16,415, $87,348
and $0, respectively, pursuant to           required expense
limitations and of which IMI reimbursed $512,           $3,878
and $67,600, respectively, pursuant to voluntary expense limitations).

                    During the period from July 22, 1996
(commencement of           operations) to December 31, 1996, Ivy
Global Science & Technology           Fund paid IMI fees of
$20,965 (of which IMI reimbursed $14,813           pursuant to
voluntary expense limitations).

                    Advisory fee information is not yet available
for Ivy           Asia Pacific Fund, Ivy Global Natural Resources
Fund and Ivy           International Small Companies Fund, which
commenced operations on           January 1, 1997.

               Under the Agreement (or the Management Agreement
and the           Advisory Agreement with respect to Ivy Canada
Fund and Ivy Global           Natural Resources Fund), the Trust
pays the following expenses:           (1) the fees and expenses
of the Trust's Independent Trustees;           (2) the salaries
and expenses of any of the Trust's officers or
employees who are not affiliated with IMI; (3) interest expenses;
         (4) taxes and governmental fees, including any original
issue           taxes or transfer taxes applicable to the sale or
delivery of           shares or certificates therefor; (5)
brokerage commissions and           other expenses incurred in
acquiring or disposing of portfolio           securities; (6) the
expenses of registering and qualifying shares           for sale
with the SEC and with various state securities
commissions; (7) accounting and legal costs; (8) insurance
  premiums; (9) fees and expenses of the Trust's Custodian and
      Transfer Agent and any related services; (10) expenses of
       obtaining quotations of portfolio securities and of
pricing           shares; (11) expenses of maintaining the
Trust's legal existence           and of shareholders' meetings;
(12) expenses of preparation and           distribution to
existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

               IMI currently limits each Fund's (with the exception of Ivy












          Canada Fund and Ivy International Fund) total operating
expenses           (excluding Rule 12b-1 fees, interest, taxes,
brokerage           commissions, litigation and indemnification
expenses, and other           extraordinary expenses) to an
annual rate of 1.95% of the Fund's           average net assets,
which may lower that Fund's expenses and           increase its
yield. Each Fund's expense limitation may be terminated or revised at any time, at which time its expenses may increase and its yield may be reduced.

               On August 23-24, 1996, the Board (including a
majority of           the Independent Trustees) (i) approved the
continuance of the           Agreement with respect to Ivy China
Region Fund, Ivy Global Fund,           Ivy International Fund,
Ivy Latin America Strategy Fund and Ivy           New Century
Fund and (ii) approved the continuance of the
Management Agreement for Ivy Canada Fund.  The initial term of the Agreement (or the Management Agreement with respect to
Ivy           Global Natural Resources Fund) between IMI and each
of Ivy Asia           Pacific Fund, Ivy Global Natural Resources
Fund and Ivy           International Small Companies Fund, which
commenced on January 1,           1997, will run for a period of
two years from the date of           commencement.  Each
Agreement (or Management Agreement, with           respect to Ivy
Canada Fund and Ivy Global Natural Resources Fund)           will
continue in effect with respect to each Fund from year to
 year, or for more than the initial period, as the case may be, only so long as the continuance is specifically approved
at least           annually (i) by the vote of a majority of the
Independent           Trustees and (ii) either (a) by the vote of
a majority of the           outstanding voting securities (as
defined in the 1940 Act) of the           particular Fund or (b)
by the vote of a majority of the entire           Board.  If the
question of continuance of the Agreements (or           adoption
of any new agreement) is presented to shareholders,
continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding
voting           securities of the particular Fund.  See
"Capitalization and           Voting Rights."

               Each Agreement (or Management Agreement with
respect to Ivy           Canada Fund and Ivy Global Natural
Resources Fund) may be           terminated with respect to a
particular Fund at any time, without           payment of any
penalty, by the vote of a majority of the Board,           or by
a vote of a majority of the outstanding voting securities
 of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust.  The Agreement shall
terminate           automatically in the event of its assignment.


               SUBADVISORY CONTRACT -  IVY INTERNATIONAL FUND.
The Trust           and IMI, on behalf of Ivy International Fund,
have entered into a           subadvisory contract with an
independent investment adviser (the           "Subadvisory
Contract") under which the subadviser develops,
recommends and implements an investment program and strategy for the Fund's portfolio and is responsible for making all
portfolio           security and brokerage decisions, subject to
the supervision of           IMI and, ultimately, the Board.
Fees payable under the           Subadvisory Contract accrue
daily and are paid quarterly by IMI.












          Effective April 1, 1993, Northern Cross serves as
subadviser for           Ivy International Fund's portfolio
pursuant to the Subadvisory           Contract.  As compensation
for its services, Northern Cross is           paid a fee by IMI
at the annual rate of 0.60% of Ivy           International Fund's
average net assets.  As compensation for           advisory
services rendered for the fiscal years ended           December
31, 1994, 1995 and 1996, IMI paid Northern Cross
$1,330,770, $2,369,074 and $5,494,715, respectively.  Northern
      Cross, wholly-owned and operated by Hakan Castegren, is the successor to the investment advisory functions of Boston
Overseas           Investors, Inc. ("BOI"), which also was
wholly-owned and operated           by Hakan Castegren.  Boston
Investor Services, Inc., the           successor to the
administrative and research functions of BOI,           provides
administrative and research services to Northern Cross.


               Any amendment to the current Subadvisory Contract
requires           approval by votes of (a) a majority of the
outstanding voting           securities of Ivy International Fund
affected thereby and (b) a           majority of the Trustees who
are not interested persons of the           Trust or of any other
party to such Contract.  The Subadvisory           Contract
terminates automatically in the event of its assignment
(as defined in the 1940 Act) or upon termination of the Agreement. Also, the Subadvisory Contract may be terminated by not more than 60 days' nor less than 30 days' written
notice by           either the Trust or IMI or upon not less than
120 days' notice by           the Subadviser.  The Subadvisory
Contract provides that IMI or           the Subadviser shall not
be liable to the Trust, to any           shareholder of the
Trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

               The Subadvisory Contract will continue in effect
(subject to           provisions for earlier termination as
described above) only if           such continuance is approved
at least annually (a) by a majority           of the Trustees who
are not interested persons of the Trust or of           any other
party to the Contract and (b) by either (i) a majority
of all of the Trustees of the Trust or (ii) a vote of a majority of the outstanding voting securities of any Fund affected
         thereby.  On September 17, 1994, the Board, including a
majority           of the Independent Trustees, last approved the
continuance of the           Subadvisory Contract.

          DISTRIBUTION SERVICES

               IMDI, a wholly owned subsidiary of MIMI, serves as
the           exclusive distributor of the Funds' shares pursuant
to an Amended           and Restated Distribution Agreement with
the Trust dated October           23, 1991, as amended from time
to time (the "Distribution           Agreement").  The
Distribution Agreement was last approved by the           Board
on August 25, 1996.  IMDI distributes shares of the Funds
 through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI.  IMDI distributes shares of the












          Funds on a continuous basis, but reserves the right to
suspend or           discontinue distribution on that basis.
IMDI is not obligated to           sell any specific amount of
Fund shares.

               Pursuant to the Distribution Agreement, IMDI is
entitled to           deduct a commission on all Class A Fund
shares sold equal to the           difference, if any, between
the public offering price, as set           forth in the Funds'
then-current prospectus, and the net asset           value on
which such price is based.  Out of that commission, IMDI
may reallow to dealers such concession as IMDI may determine from time to time.  In addition, IMDI is entitled to deduct a
CDSC on           the redemption of Class A shares sold without
an initial sales           charge and Class B and Class C shares
in accordance with, and in           the manner set forth in, the
Prospectus.

               Under the Distribution Agreement, each Fund bears,
among           other expenses, the expenses of registering and
qualifying its           shares for sale under federal and state
securities laws and           preparing and distributing to
existing shareholders periodic           reports, proxy materials
and prospectuses.

               During the three months ended September 30, 1993,
MIMI,           which at that time was Ivy Canada Fund's
distributor, received           from sales of Class A [FN][Shares
of Ivy Canada Fund outstanding           as of March 31, 1994
were designated Class A shares of the Fund.]           shares of
Ivy Canada Fund $332,241, in sales commissions, of
which $52,414 was retained after dealers' reallowances.  During the nine months ended June 30, 1994, the six-month period
ended           December 31, 1994 and the fiscal years ended
December 31, 1995           and 1996, IMDI received from sales of
Class A shares of Ivy           Canada Fund $386,239,
$44,748,$45,959 and $85,131, respectively,           in sales
commissions, of which $62,036, $7,074, $7,824 and
$12,272, respectively, was retained after dealers' reallowances.
         During the period April 1, 1994 (commencement of sales
of Class B           shares) to June 30, 1994, the six-month
period ended December 31,           1994 and the fiscal years
ended December 31, 1995 and 1996, IMDI           received $0,
$574, $2,387 and $6,288, respectively, in CDSCs on
redemptions of Class B shares of the Fund. During the period
    April 30, 1996 (commencement of sales of Class C shares) to
       December 31, 1996, IMDI received $295 in CDSCs on
redemptions of           Class C shares of the Fund.

               During the fiscal years ended December 31, 1994,
1995 and           1996, IMDI received from sales of Class A
shares of Ivy China           Region Fund $328,530, $132,337 and
$82,202, respectively, in           sales commissions, of which
$52,347, $9,919 and $11,936,           respectively, was retained
after dealers' reallowances.  During           the fiscal years
ended December 31, 1994, 1995 and 1996, IMDI           received
$17,290, $48,686 and $46,514, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period
     April 30, 1996 (commencement of sales of Class C shares) to
        December 31, 1996, IMDI received $46 in CDSCs on
redemptions of           Class C shares of the Fund.













               During the three month period ended September 30,
1993,           MIMI, which at that time was Ivy Global Fund's
distributor,           received from sales of Class A [FN][Shares
of Ivy Global Fund           outstanding as of March 31, 1994
were designated Class A shares           of the Fund.] shares of
Ivy Global Fund $57,279 in sales           commissions, of which
$8,869 was retained after dealers'           reallowances.
During the nine months ended June 30, 1994, the           six-
month period ended December 31, 1994 and the fiscal years
 ended December 31, 1995 and 1996, IMDI received from sales of
      Class A shares of Ivy Global Fund $166,539, $96,349,
$150,828 and           $130,266, respectively, in sales
commissions, of which $25,240,           $16,508, $23,153 and
$23,164 respectively, was retained after           dealers'
reallowances.  During the period April 1, 1994
(commencement of sales of Class B shares) to December 31, 1994 and during the fiscal years ended December 31, 1995 and
1996,           IMDI received $0, $2,833 and $9,991,
respectively, in CDSCs on           redemptions of Class B shares
of the Fund.  During the period           April 30, 1996
(commencement of sales of Class C shares) to           December
31, 1996, IMDI received no CDSCs on redemptions of Class
C shares of the Fund.

               During the period July 22, 1996 (commencement of
operations)           to December 31, 1996, IMDI received from
sales of Class A shares           of Ivy Global Science &
Technology Fund $122,226 in sales           commissions, of which
$16,160, was retained after dealers'           reallowances.
During the period July 22, 1996 (commencement of
operations) to December 31, 1996, IMDI received $338 in CDSCs on redemptions of Class B shares of the Fund.  During the
period           July 22, 1996 (commencement of operations) to
December 31, 1996,           IMDI received no CDSCs on
redemptions of Class C shares of the           Fund.

               During the fiscal years ended December 31, 1994,
1995 and           1996, IMDI received from sales of Class A
shares of Ivy           International Fund $788,610,,$931,967 and
$2,940,701,           respectively, in sales commissions, of
which $124,786, $144,220           and $394,697, respectively,
was retained after dealers' re-          allowances.  During the
fiscal years ended December 31, 1994,           1995 and 1996,
IMDI received $23,381, $102,532 and $192,262
respectively, in CDSCs paid upon certain redemptions of Class B shares of Ivy International Fund.  During the period April
30,           1996 (commencement of sales of Class C shares) to
December 31,           1996, IMDI received $943 in CDSCs on
redemptions of Class C           shares of the Fund.

               During the period from November 1, 1994
(commencement of           operations) to December 31, 1994 and
during the fiscal years           ended December 31, 1995 and
1996, IMDI received from sales of           Class A shares of Ivy
Latin America Strategy Fund $7,492, $65,204           and
$60,552, respectively, in sales commissions, of which $1,071,
     $8,435 and $10,392, respectively, was retained after dealers
re-          allowances.  During the period from November 1, 1994
         (commencement of operations) to December 31, 1994, IMDI
received           no CDSCs on redemptions of Class B shares of
Ivy Latin America












          Strategy Fund.  During the fiscal years ended December
31, 1995           and 1996, IMDI received $447 and $1,116,
respectively in CDSCs on           redemptions of Class B shares
of the Fund.  During the period           April 30, 1996
(commencement of sales of Class C shares) to           December
31, 1996, IMDI received no CDSCs on redemptions of Class
C shares of the Fund.

               During the period from November 1, 1994
(commencement of           operations) to December 31, 1994 and
during the fiscal years           ended December 31, 1995 and
1996, IMDI received from sales of           Class A shares of Ivy
New Century Fund $5,766, $96,634 and           $195,128,
respectively, in sales commissions, of which $865,
$14,419 and $28,765, respectively, was retained after dealer re-
       allowances. During the period from November 1, 1994 (commencement of operations) to December 31, 1994, IMDI
received           no CDSCs on redemptions of Class B Shares of
Ivy New Century           Fund.  During the fiscal years ended
December 31, 1995 and 1996,           IMDI received $813 and
$4,486, respectively, in CDSCs on           redemptions of Class
B shares of the Fund.  During the period           April 30, 1996
(commencement of sales of Class C shares) to           December
31, 1996, IMDI received no CDSCs on redemptions of Class
C shares of the Fund.

                    As of December 31, 1996, none of Ivy Asia
Pacific Fund,           Ivy Global Natural Resources Fund, or Ivy
International Small           Companies Fund had commenced
operations.

               Each Distribution Agreement will continue in
effect for           successive one-year periods, provided that
such continuance is           specifically approved at least
annually by the vote of a majority           of the Independent
Trustees, cast in person at a meeting called           for that
purpose and by the vote of either a majority of the
entire Board or a majority of the outstanding voting securities of each Fund.  Each Distribution Agreement may be
terminated with           respect to a particular Fund at any
time, without payment of any           penalty, by IMDI on 60
days' written notice to the particular           Fund or by a
Fund by vote of either a majority of the outstanding
voting securities of the Fund or a majority of the Independent
      Trustees on 60 days' written notice to IMDI.  Each
Distribution           Agreement shall terminate automatically in
the event of its           assignment.

               RULE 18F-3 PLAN.  On February 23, 1995, the SEC
adopted Rule           18f-3 under the 1940 Act, which permits a
registered open-end           investment company to issue
multiple classes of shares in           accordance with a written
plan approved by the investment           company's board of
directors/trustees and filed with the SEC.  At           a
meeting held on December 1-2, 1995, the Board adopted a multi-
     class plan (the "Rule 18f-3 plan") on behalf of each Fund.
At a           meeting held on December 7, 1996, the Board last
approved the           Rule 18f-3 plan on behalf of each Fund.
The key features of the           Rule 18f-3 plan are as follows:
(i) shares of each class of a           Fund represent an equal
pro rata interest in that Fund and           generally have
identical voting, dividend, liquidation, and other












          rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each
class           bears certain class-specific expenses and has
separate voting           rights on certain matters that relate
solely to that class or in           which the interests of
shareholders of one class differ from the           interests of
shareholders of another class; (ii) subject to           certain
limitations described in the Prospectus, shares of a
particular class of a Fund may be exchanged for shares of the same class of another Ivy or Mackenzie fund; and (iii) a
Fund's           Class B shares will convert automatically into
Class A shares of           that Fund after a period of eight
years, based on the relative           net asset value of such
shares at the time of conversion.

               RULE 12B-1 DISTRIBUTION PLANS.  The Trust has
adopted on           behalf of each Fund, in accordance with Rule
12b-1 under the 1940           Act, separate Rule 12b-1
distribution plans pertaining to the           Funds' Class A,
Class B and Class C shares (each, a "Plan").  In
adopting each Plan, a majority of the Independent Trustees
  concluded in accordance with the requirements of Rule 12b-1
that           there is a reasonable likelihood that each Plan
will benefit each           Fund and its shareholders.  The
Trustees of the Trust believe           that the Plans should
result in greater sales and/or fewer           redemptions of
each Fund's shares, although it is impossible to           know
for certain the level of sales and redemptions of a Fund's
  shares in the absence of a Plan or under an alternative distribution arrangement.

               Under each Plan, each Fund pays IMDI a service
fee, accrued           daily and paid monthly, at the annual rate
of up to 0.25% of the           average daily net assets
attributable to its Class A, Class B or           Class C shares,
as the case may be.  The services for which           service
fees may be paid include, among other things, advising
clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries
concerning the           Fund and assisting shareholders in
changing options or enrolling           in specific plans.
Pursuant to each Plan, service fee payments           made out of
or charged against the assets attributable to a           Fund's
Class A, Class B or Class C shares must be in
reimbursement for services rendered for or on behalf of the
   affected class.  The expenses not reimbursed in any one month
may           be reimbursed in a subsequent month.  The Class A
Plan (other           than the Class A Plan for Ivy Canada Fund)
does not provide for           the payment of interest or
carrying charges as distribution           expenses.

               Under the Funds' Class B and Class C Plans, each
Fund also           pays IMDI a distribution fee, accrued daily
and paid monthly, at           the annual rate of 0.75% of the
average daily net assets           attributable to its Class B or
Class C shares.  Ivy Canada Fund           also pays IMDI a
distribution fee, accrued daily and paid           monthly, at
the annual rate of 0.15% of the average daily assets
attributable to its Class A shares.  IMDI may reallow to dealers all or a portion of the service and distribution fees as
IMDI may           determine from time to time.  The distribution
fee compensates












          IMDI for expenses incurred in connection with
activities           primarily intended to result in the sale of
the Funds' Class B or           Class C shares (and Class A
shares, in the case of Ivy Canada           Fund), including the
printing of prospectuses and reports for           persons other
than existing shareholders and the preparation,
printing and distribution of sales literature and advertising materials.  Pursuant to each Class B and Class C Plan (and
Ivy           Canada Fund's Class A Plan), IMDI may include
interest, carrying           or other finance charges in its
calculation of distribution           expenses, if not prohibited
from doing so pursuant to an order of           or a regulation
adopted by the SEC.

               Among other things, each Plan provides that (1)
IMDI will           submit to the Board at least quarterly, and
the Trustees will           review, written reports regarding all
amounts expended under the           Plan and the purposes for
which such expenditures were made;           (2) each Plan will
continue in effect only so long as such           continuance is
approved at least annually, and any material           amendment
thereto is approved, by the votes of a majority of the
Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund
under           each Plan shall not be materially increased
without the           affirmative vote of the holders of a
majority of the outstanding           shares of the relevant
class; and (4) while each Plan is in           effect, the
selection and nomination of Trustees who are not
"interested persons" (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who
are not           "interested persons" of the Trust.

               IMDI may make payments for distribution assistance
and for           administrative and accounting services from
resources that may           include the management fees paid (to
MIMI, in the case of Ivy           Canada Fund and Ivy Global
Natural Resources Fund) by a Fund.            IMDI also may make
payments (such as the service fee payments           described
above) to unaffiliated broker-dealers for services
rendered in the distribution of each Fund's shares.  To qualify for such payments, shares may be subject to a minimum
holding           period.  However, no such payments will be made
to any dealer or           broker if at the end of each year the
amount of shares held does           not exceed a minimum amount.
The minimum holding period and           minimum level of
holdings will be determined from time to time by           IMDI.


               A report of the amount expended pursuant to each
Plan, and           the purposes for which such expenditures were
incurred, must be           made to the Board for its review at
least quarterly.

               During the period from October 1, 1993 to June 30,
1994,           during the six-month period ended December 31,
1994 and during           the fiscal years ended December 31,
1995 and 1996, Ivy Canada           Fund paid IMDI $92,079,
$61,133, $73,233 and $68,732,           respectively, pursuant to
its Class A plan.  During the period           from April 1, 1994
(the date on which Class B shares of Ivy           Canada Fund
were first offered to the public) to June 30, 1994,












          during the six-month period ended December 31, 1994 and
during           the fiscal years ended December 31, 1995 and
1996, Ivy Canada           Fund paid IMDI $312, $2,953, $8,964
and $13,674, respectively,           pursuant to its Class B
plan.  During the period April 30, 1996           (the date on
which Class C shares of Ivy Canada Fund were first offered to the public) to December 31, 1996, Ivy Canada Fund paid
         IMDI $990 pursuant to its Class C plan.

               During the fiscal years ended December 31, 1994,
1995 and           1996, Ivy China Region Fund paid IMDI $31,640,
$32,647 and           $37,038, respectively, pursuant to its
Class A Plan.  During the           fiscal years ended December
31, 1994, 1995 and 1996, Ivy China           Region Fund paid
IMDI $67,315, $70,020 and $84,812, respectively,
pursuant to its Class B Plan.  During the period April 30, 1996
       (the date on which Class C shares of Ivy China Region Fund
were           first offered to the public) to December 31, 1996,
Ivy China           Region Fund paid IMDI $781 pursuant to its
Class C plan.

               During the period from October 1, 1993 to June 30,
1994,           during the six-month period ended December 31,
1994 and during           the fiscal years ended December 31,
1995 and 1996, Ivy Global           Fund paid IMDI $30,665,
$24,936, $50,833 and $59,251,           respectively, pursuant to
its Class A plan.  During the period           from April 1, 1994
(the date on which Class B shares of Ivy           Global Fund
were first offered to the public) to June 30, 1994,
during the six-month period ended December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, the Fund
paid           IMDI $434, $8,224, $36,632 and $64,463,
respectively, pursuant to           its Class B plan.  During the
period April 30, 1996 (the date on           which Class C shares
of Ivy Global Fund were first offered to the           public) to
December 31, 1996, Ivy Global Fund paid IMDI $37 pursuant to its Class C plan.

               During the period July 22, 1996 (commencement of
operations)           to December 31, 1996, Ivy Global Science &
Technology Fund paid           IMDI $3,592 pursuant to its Class
A Plan, $4,377 pursuant to its           Class B plan, and $2,217
pursuant to its Class C plan.

               For the fiscal years ended December 31, 1994, 1995
and 1996,           Ivy International Fund paid IMDI $168,356,
$281,215 and           $1,671,153, respectively, pursuant to its
Class A Plan.  For the           fiscal years ended December 31,
1994, 1995 and 1996, Ivy           International Fund paid IMDI
$175,505, $474,670 and $1,724,796,           respectively,
pursuant to its Class B Plan.  During the period           April
30, 1996 (the date on which Class C shares of Ivy
International Fund were first offered to the public) to December
        31, 1996, Ivy International Fund paid IMDI $100,898
pursuant to           its Class C plan.

               During the period from November 1, 1994
(commencement of           operations) to December 31, 1994 and
during the fiscal years           ended December 31, 1995 and
1996, Ivy Latin America Strategy Fund           paid IMDI $208,
$2,637 and $7,251 ,respectively, pursuant to its           Class
A plan.  During the period from November 1, 1994












          (commencement of operations) to December 31, 1994 and
during the           fiscal years ended December 31, 1995 and
1996, Ivy Latin America           Strategy Fund paid IMDI $157
and $3,855, respectively, pursuant           to its Class B plan.
During the period April 30, 1996 (the date           on which
Class C shares of Ivy Latin America Strategy Fund were first offered to the public) to December 31, 1996, Ivy Latin
    America Strategy Fund paid IMDI $317 pursuant to its Class C plan.

               During the period from November 1, 1994
(commencement of           operations) to December 31, 1994 and
during the fiscal years           ended December 31, 1995, Ivy
New Century Fund paid IMDI $196,           $3,888 and 17,525,
respectively, pursuant to its Class A plan.            During the
period from November 1, 1994 (commencement of
operations) to December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, the Fund paid IMDI $124,
      $4,160, $35,654, respectively, pursuant to its Class B
plan.              During the period April 30, 1996 (the date on
which Class C           shares of Ivy New Century Fund were first
offered to the public)           to December 31, 1996, Ivy New
Century Fund paid IMDI $3,360           pursuant to its Class C
plan.

                    No payments were made with respect to Ivy
Asia Pacific           Fund, Ivy Global Natural Resources Fund
and Ivy International           Small Companies Fund, which
commenced operations on January 1,           1997.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
A shares of Ivy           Canada Fund:  advertising, $3,002;
printing and mailing of           prospectuses to persons other
than current shareholders, $12,796;           compensation to
dealers, $11,279; compensation to sales
personnel,$25,922; seminars and meetings, $2,820; travel and entertainment, $4,435; general and administrative, $16,899;
       telephone, $710; and occupancy and equipment rental, $1,528.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
B shares of Ivy           Canada Fund:  advertising, $239;
printing and mailing of           prospectuses to persons other
than current shareholders, $1,018;           compensation to
dealers, $898; compensation to sales           personnel,$2,063;
seminars and meetings, $224; travel and           entertainment,
$353; general and administrative, $1,345;           telephone,
$57; and occupancy and equipment rental, $122.

               During the period April 30, 1996 (the date on
which Class C           shares of were first offered to the
public) to December 31, 1996,           IMDI expended the
following amounts in marketing Class C shares           of Ivy
Canada Fund: advertising, $17; printing and mailing of prospectuses to persons other than current shareholders, $74;
     compensation to dealers, $65; compensation to sales personnel,$149; seminars and meetings, $16; travel and entertainment, $26; general and administrative, $97; telephone,
       $4; and occupancy and equipment rental, $9.












               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
A shares of Ivy           China Region Fund:  advertising,
$2,653; printing and mailing of           prospectuses to persons
other than current shareholders, $11,969;           compensation
to dealers, $26,581; compensation to sales personnel,$22,741; seminars and meetings, $6,646; travel and entertainment, $3,914; general and administrative, $14,244;
       telephone, $627; and occupancy and equipment rental, $1,356.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
B shares of Ivy           China Region Fund:  advertising,
$1,519; printing and mailing of           prospectuses to persons
other than current shareholders, $6,852;           compensation
to dealers, $15,217; compensation to sales personnel,$13,019; seminars and meetings, $3,804; travel and entertainment, $2,241; general and administrative, $8,154;
      telephone, $359; and occupancy and equipment rental, $776.


               During the period April 30, 1996 (the date on
which Class C           shares of were first offered to the
public) to December 31, 1996,           IMDI expended the
following amounts in marketing Class C shares           of Ivy
China Region Fund:  advertising, $14; printing and mailing
  of prospectuses to persons other than current shareholders,
$63;           compensation to dealers, $140; compensation to
sales           personnel,$120; seminars and meetings, $35;
travel and           entertainment, $21; general and
administrative, $75; telephone,           $3; and occupancy and
equipment rental, $7.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
A shares of Ivy           Global Fund:  advertising, $4,231;
printing and mailing of           prospectuses to persons other
than current shareholders, $10,745;           compensation to
dealers, $30,549; compensation to sales
personnel,$36,279; seminars and meetings, $7,638; travel and entertainment, $6,239; general and administrative, $22,386;
       telephone, $1,001; and occupancy and equipment rental, $2,170.


               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
B shares of Ivy           Global Fund:  advertising, $1,149;
printing and mailing of           prospectuses to persons other
than current shareholders, $2,918;           compensation to
dealers, $8,297; compensation to sales
personnel,$9,853; seminars and meetings, $2,074; travel and
   entertainment, $1,694; general and administrative, $6,080;
     telephone, $272; and occupancy and equipment rental, $589.


               During the period April 30, 1996 (the date on
which Class C           shares of were first offered to the
public) to December 31, 1996,           IMDI expended the
following amounts in marketing Class C shares           of Ivy
Global Fund: advertising, $1; printing and mailing of prospectuses to persons other than current shareholders, $2;
    compensation to dealers, $5; compensation to sales personnel,
$6;           seminars and meetings, $1; travel and
entertainment, $1; general












          and administrative, $3; telephone, $0; and occupancy
and           equipment rental, $0.

               During the period from July 22, 1996 (commencement
of           operations) to December 31, 1996, IMDI expended the
following           amounts in marketing Class A shares of Ivy
Global Science &           Technology Fund:  advertising, $481;
printing and mailing of           prospectuses to persons other
than current shareholders, $12,700;           compensation to
dealers, $11,029; compensation to sales
personnel,$4,107; seminars and meetings, $2,757; travel and entertainment, $703; general and administrative, $1,881; telephone, $116; and occupancy and equipment rental, $256.

               During the period from July 22, 1996 (commencement
of           operations) to December 31, 1996, IMDI expended the
following           amounts in marketing Class B shares of Ivy
Global Science &           Technology Fund:  advertising, $146;
printing and mailing of           prospectuses to persons other
than current shareholders, $3,868;           compensation to
dealers, $3,359; compensation to sales
personnel,$1,251; seminars and meetings, $840; travel and
 entertainment, $214; general and administrative, $573;
telephone,           $35; and occupancy and equipment rental,
$78.

               During the period from July 22, 1996 (commencement
of           operations) to December 31, 1996, IMDI expended the
following           amounts in marketing Class C shares of Ivy
Global Science &           Technology Fund:  advertising, $74;
printing and mailing of           prospectuses to persons other
than current shareholders, $1,959;           compensation to
dealers, $1,701; compensation to sales personnel,           $634;
seminars and meetings, $425; travel and entertainment, $108; general and administrative, $290; telephone, $18; and
   occupancy and equipment rental, $40.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
A shares of Ivy           International Fund:  advertising,
$132,425; printing and mailing           of prospectuses to
persons other than current shareholders,           $230,570;
compensation to dealers, $1,161,172; compensation to
sales personnel,$1,119,795; seminars and meetings, $290,293;
    travel and entertainment, $194,635; general and
administrative,           $631,201; telephone, $31,343; and
occupancy and equipment rental,           $68,648.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
B shares of Ivy           International Fund:  advertising,
$34,146; printing and mailing           of prospectuses to
persons other than current shareholders,           $59,452;
compensation to dealers, $299,405; compensation to sales personnel, $288,736; seminars and meetings, $74,851; travel and entertainment, $50,186; general and administrative,
$162,754;           telephone, $8,082; and occupancy and
equipment rental, $17,701.


               During the period April 30, 1996 (the date on which Class C shares of were first offered to the public) to December
31, 1996,           IMDI expended the following amounts in
marketing Class C shares           of Ivy International Fund:
advertising, $1,197; printing and           mailing of
prospectuses to persons other than current shareholders, $3,477; compensation to dealers, $17,513; compensation to sales personnel,$16,889; seminars and meetings,
       $4,378; travel and entertainment, $2,936; general and administrative, $9,520; telephone, $473; and occupancy and equipment rental, $1,035.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
A shares of Ivy           Latin America Strategy Fund:
advertising, $528; printing and           mailing of prospectuses
to persons other than current           shareholders, $10,104;
compensation to dealers, $5,681;           compensation to sales
personnel,$4,461; seminars and meetings,           $1,420; travel
and entertainment, $776; general and           administrative,
$2,475; telephone, $125; and occupancy and           equipment
rental, $275.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
B shares of Ivy           Latin America Strategy Fund:
advertising, $241; printing and           mailing of prospectuses
to persons other than current           shareholders, $4,609;
compensation to dealers, $2,592;           compensation to sales
personnel,$2,035; seminars and meetings,           $648; travel
and entertainment, $354; general and administrative, $1,129; telephone, $57; and occupancy and equipment rental, $125.


               During the period April 30, 1996 (the date on
which Class C           shares of were first offered to the
public) to December 31, 1996,           IMDI expended the
following amounts in marketing Class C shares           of Ivy
Latin America Strategy Fund:  advertising, $6; printing
and mailing of prospectuses to persons other than current
 shareholders, $110; compensation to dealers, $62; compensation
to           sales personnel,$49; seminars and meetings, $16;
travel and           entertainment, $8; general and
administrative, $27; telephone, $1           and occupancy and
equipment rental, $3.

               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
A shares of Ivy           New Century Fund:  advertising, $1,327;
printing and mailing of           prospectuses to persons other
than current shareholders, $11,049;           compensation to
dealers, $20,447; compensation to sales
personnel,$11,040; seminars and meetings, $5,111; travel and entertainment, $1,946; general and administrative, $5,839;
      telephone, $312; and occupancy and equipment rental, $691.


               During the fiscal year ended December 31, 1996,
IMDI           expended the following amounts in marketing Class
B shares of Ivy           New Century Fund:  advertising, $675;
printing and mailing of           prospectuses to persons other
than current shareholders, $5,620;           compensation to
dealers, $10,400; compensation to sales












          personnel, $5,615; seminars and meetings, $2,600;
travel and           entertainment, $990; general and
administrative, $2,970;           telephone, $159; and occupancy
and equipment rental, $352.

               During the period April 30, 1996 (the date on
which Class C           shares of were first offered to the
public) to December 31, 1996,           IMDI expended the
following amounts in marketing Class C shares           of Ivy
New Century Fund:  advertising, $64; printing and mailing
 of prospectuses to persons other than current shareholders,
$530;           compensation to dealers, $980; compensation to
sales           personnel,$529; seminars and meetings, $245;
travel and           entertainment, $93; general and
administrative, $280; telephone,           $15; and occupancy and
equipment rental, $33.

                    No payments were made with respect to Ivy
Asia Pacific           Fund, Ivy Global Natural Resources Fund
and Ivy International           Small Companies Fund, which
commenced operations on January 1,           1997.

               Each Plan may be amended at any time with respect
to the           class of shares of the Fund to which the Plan
relates by vote of           the Trustees, including a majority
of the Independent Trustees,           cast in person at a
meeting called for the purpose of considering           such
amendment.  Each Plan may be terminated at any time with
respect to the class of shares of the particular Fund to which the Plan relates, without payment of any penalty, by vote
of a           majority of the Independent Trustees, or by vote
of a majority of           the outstanding voting securities of
that class.

               If the Distribution Agreement or the Distribution
Plans are           terminated (or not renewed) with respect to
any of the Ivy           Mackenzie Funds (or class of shares
thereof), each may continue           in effect with respect to
any other fund (or Class of shares           thereof) as to which
they have not been terminated (or have been           renewed).



          CUSTODIAN

               Pursuant to a Custodian Agreement with the Trust,
Brown           Brothers Harriman & Co. (the "Custodian"), a
private bank and           member of the principal securities
exchanges, located at 40 Water           Street, Boston,
Massachusetts 02109, maintains custody of the           assets of
each Fund held in the United States.  Under the
Custodian Agreement, Brown Brothers also provides certain
 financial services for Ivy International Fund, including bookkeeping, computation of daily net asset value, maintenance
of           income, expense and brokerage records, and provision
of all           information required by the Trust in order to
satisfy its           reporting and filing requirements.  Rules
adopted under the 1940           Act permit the Trust to maintain
its foreign securities (Canadian           securities, with
respect to Ivy Canada Fund and Ivy Global           Natural
Resources Fund) and cash in the custody of certain eligible foreign banks and securities depositories (and certain eligible Canadian banks and securities depositories,
with respect           to Ivy Canada Fund and Ivy Global Natural
Resources Fund).            Pursuant to those rules, Brown
Brothers has entered into           subcustodial agreements for
the holding of each Fund's foreign           securities (and for
the holding of Ivy Canada Fund's and Ivy           Global Natural
Resources Fund's non-Canadian foreign securities).
Similarly, pursuant to those rules, Ivy Canada Fund's and Ivy
     Global Natural Resources Fund's portfolio securities and
cash,           when invested in Canadian securities, will be
held by its Sub-          custodian, The Bank of Nova Scotia.
With respect to each Fund,           except for Ivy Canada Fund
and Ivy Global Natural Resources Fund,           Brown Brothers
may receive, as partial payment for its services,           a
portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

          FUND ACCOUNTING SERVICES

               Pursuant to a Fund Accounting Services Agreement,
MIMI           provides certain accounting and pricing services
for the Funds.            As compensation for those services,
each Fund pays MIMI a monthly           fee plus out-of-pocket
expenses as incurred.  The monthly fee is           based upon
the net assets of a Fund at the preceding month end at
the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40
        million; $5,000 when net assets are over $40 million to
$75           million; and $6,500 when net assets are over $75
million.

               For the fiscal year ended June 30, 1994, for the
six-month           period ended December 31, 1994 and for the
fiscal years ended           December 31, 1995 and 1996, Ivy
Canada Fund paid MIMI $32,492,           $16,442, $32,399 and
33,091, respectively, under the agreement.            During the
fiscal years ended December 31, 1994, 1995 and 1996,
Ivy China Region Fund paid MIMI $32,137, $32,653 and $35,038, respectively, under the agreement.  For the fiscal year
ended           June 30, 1994, for the six-month period ended
December 31, 1994           and for the fiscal years ended
December 31, 1995 and 1996, Ivy           Global Fund paid MIMI
$31,448, $15,957, $32,982 and 34,802,           respectively,
under the agreement.  During the period from July           22,
1996 (commencement of operations) to December 31, 1996, Ivy
   Global Science & Technology Fund paid MIMI $9,171 under the agreement.  The payments to MIMI from Ivy International
Fund           amounted to $48,788 for the nine months ended
December 31, 1994.            Prior to April 1, 1994, the Fund
utilized an unrelated entity for           fund accounting and
pricing services.  Such fees and expenses for           the
fiscal year ended December 31, 1994 totalled $88,790.  For
  the fiscal years ended December 31, 1995 and 1996, Ivy International Fund paid MIMI $91,612 and $173,986, respectively, under the agreement.  During the period from November 1,
1994           (commencement of operations) to December 31, 1994
and during the           fiscal years ended December 31, 1995 and
1996, Ivy Latin America           Strategy Fund paid MIMI $2,505,
$15,094 and $16,731,           respectively, under the agreement.
During the period from           November 1, 1994 (commencement
of operations) to December 31,           1994 and during the
fiscal years ended December 31, 1995 and












          1996, Ivy New Century Fund paid MIMI $2,505, $15,112
and $25,951,           respectively, under the agreement.

                    No payments were made by Ivy Asia Pacific
Fund, Ivy           Global Natural Resources Fund and Ivy
International Small           Companies Fund, which commenced
operations on January 1, 1997.

          TRANSFER AGENT AND DIVIDEND PAYING AGENT

                    Pursuant to a Transfer Agency and Shareholder
Service           Agreement, IMSC, a wholly owned subsidiary of
MIMI, is the           transfer agent for each Fund.  Each Fund
(except for the Class I           Funds with respect to their
Class I shares) pays a monthly fee at           an annual rate of
$20.00 for each open Class A, Class B and Class           C
account.  The Class I Funds pay $10.25 per open Class I
account.  In addition, each Fund pays a monthly fee at an annual rate of $4.48 per account that is closed plus certain
out-of-          pocket expenses.  Such fees and expenses for the
fiscal year           ended December 31, 1996 for Ivy Canada
Fund, Ivy China Region           Fund, Ivy Global Fund, Ivy
International Fund, Ivy Latin America           Strategy Fund and
Ivy New Century Fund totalled $100,986,           $105,576,
$68,182, $1,264,586, $14,143 and $25,994, respectively.
Such fees and expenses for the period from July 22, 1996 (commencement of operations) to December 31, 1996 for Ivy Global
        Science & Technology Fund totalled $2,446.  No payments
were made           by Ivy Asia Pacific Fund, Ivy Global Natural
Resources Fund and           Ivy International Small Companies
Fund, which commenced           operations on January 1, 1997.
Certain broker-dealers that           maintain shareholder
accounts with a Fund through an omnibus           account provide
transfer agent and other shareholder-related           services
that would otherwise be provided by IMSC if the
individual accounts that comprise the omnibus account were opened by their beneficial owners directly.  IMSC pays such broker-
          dealers a per account fee for each open account within
the           omnibus account, or a fixed rate (e.g., .10%) fee,
based on the           average daily net asset value of the
omnibus account (or a           combination thereof).

          ADMINISTRATOR

               Pursuant to an Administrative Services Agreement,
MIMI           provides certain administrative services to each
Fund.  As           compensation for these services, each Fund
(except for the Class           I Funds with respect to their
Class I shares) pays MIMI a monthly           fee at the annual
rate of .10% of that Fund's average daily net           assets.
The Class I Funds pay MIMI a monthly fee at the annual
rate of .01% of its average daily net assets for Class I.  Such fees for the fiscal year ended December 31, 1996 for Ivy
Canada           Fund, Ivy China Region Fund, Ivy Global Fund,
Ivy International           Fund, Ivy Latin America Strategy Fund
and Ivy New Century Fund           totalled $18,654, $23,381,
$30,143, $885,033, $4,255 and $10,912,           respectively.
Such fees for the period from July 22, 1996
(commencement of operations) to December 31, 1996 for Ivy Global












          Science & Technology Fund totalled $2,096.  As of
December 31,           1996, none of Ivy Asia Pacific Fund, Ivy
Global Natural Resources           Fund or Ivy International
Small Companies Fund had commenced           operations.

               Outside of providing administrative services to
the Trust,           as described above, MIMI may also act on
behalf of IMDI in paying           commissions to broker-dealers
with respect to sales of Class B           and Class C shares of
each Fund.

          AUDITORS

               Coopers & Lybrand L.L.P., independent certified
public           accountants, 200 East Las Olas Boulevard, Suite
1700, Ft.           Lauderdale, Florida 33301, has been selected
as auditors for the           Trust.  The audit services
performed by Coopers & Lybrand L.L.P.,           include audits
of the annual financial statements of each of the           funds
of the Trust.  Other services provided principally relate
 to filings with the SEC and the preparation of the Funds' tax returns.

                           CAPITALIZATION AND VOTING RIGHTS

               Ivy Canada Fund results from a reorganization of
Mackenzie           Canada Fund, a series of the Company, which
reorganization was           approved by shareholders on January
27, 1995.  Ivy Global Fund           results from a
reorganization of Mackenzie Global Fund, which
reorganization was approved by shareholders on January 27, 1995.
         The capitalization of the Trust consists of an unlimited
number           of shares of beneficial interest (no par value
per share).  When           issued, shares of each class of each
Fund are fully paid, non-          assessable, redeemable and
fully transferable.  No class of           shares of a Fund has
preemptive rights or subscription rights.

                    The Amended and Restated Declaration of Trust
permits           the Trustees to create separate series or
portfolios and to           divide any series or portfolio into
one or more classes.  The           Trustees have authorized
eighteen series, each of which           represents a fund.  The
Trustees have further authorized the           issuance of
Classes A, B and C for Ivy Asia Pacific Fund, Ivy           Bond
Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging
  Growth Fund, Ivy Global Fund, Ivy Global Natural Resources
Fund,           Ivy Global Science & Technology Fund, Ivy Growth
Fund, Ivy Growth           with Income Fund, Ivy International
Fund, Ivy International Fund           II (expected effective
date of May 13, 1997), Ivy International           Bond Fund, Ivy
Latin America Strategy Fund, Ivy Money Market           Fund, Ivy
New Century Fund and Ivy Pan-Europe Fund (expected
effective date of May 13, 1997), as well as Class I shares for
      Ivy Bond Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II (expected
effective           date of May 13, 1997) and Ivy International
Small Companies Fund,           and Class D for Ivy Growth with
Income Fund. [FN][The Class D           shares of Ivy Growth with
Income Fund were initially issued as           "Ivy Growth with
Income Fund -- Class C" to shareholders of












          Mackenzie Growth & Income Fund, a former series of the
Company,           in connection with the reorganization between
that fund and Ivy           Growth with Income Fund and not
offered for sale to the public.            On February 29, 1996,
the Trustees of the Trust resolved by           written consent
to establish a new class of shares designated as           "Class
C" for all Ivy Fund portfolios and to redesignate the
shares of beneficial interest of "Ivy Growth with Income Fund--
      Class C" as shares of beneficial interest of "Ivy Growth
with           Income Fund--Class D," which establishment and
redesignation,           respectively, became effective on April
30, 1996. The voting,           dividend, liquidation and other
rights, preferences, powers,           restrictions, limitations,
qualifications, terms and conditions           of the Class D
shares of Ivy Growth with Income Fund, as set           forth in
Ivy Fund's Declaration of Trust, as amended from time to time, will not be changed by this redesignation.]

               Shareholders have the right to vote for the
election of           Trustees of the Trust and on any and all
matters on which they           may be entitled to vote by law or
by the provisions of the           Trust's By-Laws.  The Trust is
not required to hold a regular           annual meeting of
shareholders, and it does not intend to do so.            Shares
of each class of each Fund entitle their holders to one
vote per share (with proportionate voting for fractional shares).
          Shareholders of a Fund are entitled to vote alone on
matters that           only affect that Fund.  All classes of
shares of a Fund will vote           together, except with
respect to the distribution plan applicable           to that
Fund's Class A, Class B or Class C shares or when a class
 vote is required by the 1940 Act.  On matters relating to all funds of the Trust, but affecting the funds differently,
separate           votes by the shareholders of each fund are
required.  Approval of           an investment advisory agreement
and a change in fundamental           policies would be regarded
as matters requiring separate voting           by the
shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled
to vote           on that matter.  Matters that affect the Trust
in general, such           as ratification of the selection of
independent public           accountants, will be voted upon
collectively by the shareholders           of all funds of the
Trust.

               As used in this SAI and the Prospectus, the phrase
"majority           vote of the outstanding shares" of a Fund
means the vote of the           lesser of:  (1) 67% of the shares
of that Fund (or of the Trust)           present at a meeting if
the holders of more than 50% of the           outstanding shares
are present in person or by proxy; or (2) more           than 50%
of the outstanding shares of that Fund (or of the Trust).

               With respect to the submission to shareholder vote
of a           matter requiring separate voting by a Fund, the
matter shall have           been effectively acted upon with
respect to that Fund if a           majority of the outstanding
voting securities of that Fund votes           for the approval
of the matter, notwithstanding that:  (1) the           matter
has not been approved by a majority of the outstanding












          voting securities of any other fund of the Trust; or
(2) the           matter has not been approved by a majority of
the outstanding           voting securities of the Trust.

               The Amended and Restated Declaration of Trust
provides that           the holders of not less than two-thirds
of the outstanding shares           of the Trust may remove a
person serving as trustee either by           declaration in
writing or at a meeting called for such purpose.            The
Trustees are required to call a meeting for the purpose of
  considering the removal of a person serving as Trustee if
   requested in writing to do so by the holders of not less than
10%           of the outstanding shares of the Trust.
Shareholders will be           assisted in communicating with
other shareholders in connection           with the removal of a
Trustee as if Section 26(c) of the Act were           applicable.

               The Trust's shares do not have cumulative voting
rights and           accordingly the holders of more than 50% of
the outstanding           shares could elect the entire Board, in
which case the holders of           the remaining shares would
not be able to elect any Trustees.

                    To the knowledge of the Trust, as of March
31, 1997, no           shareholder owned beneficially or of
record 5% or more of any           Fund's outstanding Class A
shares, except that: of the           outstanding Class A shares
of Ivy Asia Pacific Fund, Mackenzie           Investment
Management Inc., 700 S. Federal Hwy., Suite 300, Boca
Raton, FL 33432, owned of record 12,933.551 shares (52.83%); of the outstanding Class A shares of Ivy Canada Fund, Merrill
Lynch           Pierce Fenner & Smith, 4800 Deer Lake Drive East,
3rd Floor,           Jacksonville, Florida 32246, owned of record
103,141.000 shares           (6.77%); of the outstanding Class A
shares of Ivy Global Natural           Resources Fund, Donaldson
Lufkin Jenrette Securities Corporation           Inc., P.O. Box
2052, Jersey City, New Jersey 07303, owned of           record
18,535.681 shares (6.19%); of the outstanding Class A
shares of Ivy Global Science & Technology Fund, Donaldson Lufkin
        Jenrette Securities Corporation Inc., P.O. Box 2052,
Jersey City,           New Jersey 07303, owned of record
148,724.187 shares (22.93%); of           the outstanding Class A
shares of Ivy International Fund, Charles           Schwab & Co.,
Inc., 101 Montgomery Street, San Francisco,           California
94104, owned of record 3,474,088.243 shares (38.44%);
of the outstanding Class A shares of Ivy International Small
    Companies Fund, Mackenzie Investment Management Inc., 700 S.
        Federal Hwy., Suite 300, Boca Raton, FL 33432, owned of
record           10,001.000 shares (17.17%), and Donaldson Lufkin
Jenrette           Securities Corporation Inc., P.O. Box 2052,
Jersey City, New           Jersey 07303, owned of record
7,387.154 shares (12.68%);  of the           outstanding Class A
shares of Ivy Latin America Strategy Fund,           Donaldson
Lufkin Jenrette Securities Corporation Inc., P.O. Box
2052, Jersey City, New Jersey 07303, owned of record 87,948.203 shares (16.46%), and Merrill Lynch Pierce Fenner & Smith,
4800           Deer Lake Drive East, 3rd Floor, Jacksonville,
Florida 32246,           owned of record 57,108.000 shares
(10.68%); and of the           outstanding Class A shares of Ivy
New Century Fund, Charles           Schwab & Co., Inc., 101
Montgomery Street, San Francisco,












          California 94104, owned of record 67,473.320 shares
(6.77%).

               To the knowledge of the Trust, as of March 31,
1997, no           shareholder owned beneficially or of record 5%
or more of any           Fund's outstanding Class B shares,
except that: of the           outstanding Class B shares of the
Ivy Asia Pacific Fund, Edward           M. and Gayla M. Kern
TTEES, 2290 Montagne Drive, Florissant, MO           63033, owned
of record 3,803.298 shares (36.57%), Merrill Lynch
Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor,
    Jacksonville, Florida 32246, owned of record 3,168.000 shares
         (30.46%), Roger T. Retan, 5769 Cheese Factory Road,
Manlius, NY           13104, owned of record 1,017.294 shares
(9.78%), Sandra Warren,           Rte 1 Box 60, Barry, TX 75102,
owned of record 677.688 shares           (6.51%), and Frank W.
Dunn, Custodian FBO Peyton Dunn UGMA/TX, PO           Box 2128,
Corsicana, TX 75151, owned of record 566.644 shares
(5.44%); of the outstanding Class B shares of Ivy Canada Fund,
      Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive
East,           3rd Floor, Jacksonville, Florida 32246, owned of
record           37,608.000 shares (15.24%), and JW Charles
Clearing Corp, FBO           Joseph Zerger IRA, 1550 E. Oakland
Park Blvd., Fort Lauderdale,           FL 33334, owned of record
14,588.638 shares (5.91%); and that of           the outstanding
Class B shares of the Ivy China Region Fund,           Merrill
Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East,
3rd Floor, Jacksonville, Florida 32246, owned of record 80,831.000 shares (8.94%); and that of the outstanding Class B shares of the Ivy Global Fund, Merrill Lynch Pierce Fenner
&           Smith, 4800 Deer Lake Drive East, 3rd Floor,
Jacksonville,           Florida 32246, owned of record 51,767.000
shares (6.38%); and           that of the outstanding Class B
shares of the Ivy Global Natural           Resources Fund,
Merrill Lynch Pierce Fenner & Smith, 4800 Deer           Lake
Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 87,841.000 shares (57.08%); of the outstanding Class B shares of the Ivy International Fund, Merrill Lynch
Pierce Fenner           & Smith, 4800 Deer Lake Drive East, 3rd
Floor, Jacksonville,           Florida 32246, owned of record
5,620,810.586 shares (44.90%); of           the outstanding Class
B shares of the Ivy International Small           Companies Fund,
Merrill Lynch Pierce Fenner & Smith, 4800 Deer           Lake
Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 8,703.000 shares (20.51%), Painewebber FBO Mary
Broderick           c/o Donald Broderick POA, 159 North Beacon
Street, Hartford, CT           06105, owned of record 2,920.192
shares (6.88%), and Donaldson           Lufkin Jenrette
Securities Corporation Inc., P.O. Box 2052,           Jersey
City, New Jersey 07303, owned of record 2,453.386 shares
(5.78%); of the outstanding Class B shares of Ivy Latin America
       Strategy Fund, Merrill Lynch Pierce Fenner & Smith, 4800
Deer           Lake Drive East, 3rd Floor, Jacksonville, Florida
32246, owned of           record 115,069.000 shares (33.71%), and
Donaldson Lufkin Jenrette           Securities Corporation Inc.,
P.O. Box 2052, Jersey City, New           Jersey 07303, owned of
record 24,270.747 shares (7.11%); and of           the
outstanding Class B shares of Ivy New Century Fund, Merrill
   Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd
      Floor, Jacksonville, Florida 32246, owned of record
272,465.000           shares (28.47%).













               To the knowledge of the Trust, as of March 31,
1997, no           shareholder owned beneficially or of record 5%
or more of any           Fund's outstanding Class C shares,
except that: of the           outstanding Class C shares of the
Ivy Asia Pacific Fund, The Ohio           Company FBO Mansbach G,
155 East Broad Street, Columbus, KY           41105, owned of
record 24,390.244 shares (94.90%); of the           outstanding
Class C shares of Ivy Canada Fund, Francisco           Rodriguez
Carrreras & Louis Rodriguez Aguilar JT TEN c/o Zarlene
Imports, 1550 Oakland Park Blvd., Fort Lauderdale, FL 33334-4425,
         owned of record 18,435.870 shares (30.88%), Francisco
Rodriguez           Carrreras & Fuensanta Rosario Rodriguez
Aguilar JT TEN c/o           Zarlene Imports, 1550 Oakland Park
Blvd., Fort Lauderdale, FL           33334-4425, owned of record
12,295.850 shares (20.59%), Merrill           Lynch Pierce Fenner
& Smith, 4800 Deer Lake Drive East, 3rd           Floor,
Jacksonville, Florida 32246, owned of record 11,569.000
shares (19.38%), and JW Charles Clearing Corp, FBO Giancarlo
    Dimizio IRA, 4900 N. Ocean Blvd. #1107, Fort Lauderdale, FL
       33308, owned of record 3,737.544 shares (6.26%); and that
of the           outstanding Class C shares of the Ivy China
Region Fund, The Ohio           Company FBO Gerald Mansbach c/o
Mansbach Metal, 155 E. Broad           Street, Columbus, OH
43215, owned of record 26,790.606 shares           (35.12%), and
Merrill Lynch Pierce Fenner & Smith, 4800 Deer           Lake
Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 13,227.000 shares (17.34%); and that of the
outstanding           Class C shares of the Ivy Global Fund, The
Ohio Company FBO           Gerald Mansbach c/o Mansbach Metal,
155 E. Broad Street,           Columbus, OH 43215, owned of
record 19,409.938 shares (36.08%),            Merrill Lynch
Pierce Fenner & Smith, 4800 Deer Lake Drive East,           3rd
Floor, Jacksonville, Florida 32246, owned of record 8,047.000 shares (14.96%), Painewebber FBO Regina J. Nolan, 1021 St.
       Gregory Street, Cincinnati, OH 45202, owned of record
4,629.630           shares (8.60%), Linda Powers Kunze TOD John
Kunze, 10214 Old           Orchard, Brecksville, OH 44141, owned
of record 3,742.515 shares           (6.95%), Painewebber FBO
Clementine Primeaux, 6346 Bunche           Terrace, San Diego, CA
92122, owned of record 2,993.827 shares           (5.56%), and
The Ohio Company FBO D.E. Stern, 155 East Broad           Street,
Columbus, OH 45459, owned of record 2,985.075 shares
(5.54%); and that of the outstanding Class C shares of the Ivy
      Global Natural Resources Fund, Merrill Lynch Pierce Fenner
&           Smith, 4800 Deer Lake Drive East, 3rd Floor,
Jacksonville,           Florida 32246, owned of record 3,293.000
shares (40.18%),           Painewebber FBO Painewebber CUST for
John L. Hammons, PO Box           3321, Weehawken, NJ 07087-8154,
owned of record 1,014.370 shares           (12.37%), Anthony L.
and Marie E. Bassano JT TEN, 8934 Bari           Court, Port
Richey, FL 34668, owned of record 922.509 shares
(11.25%), The Ohio Company FBO H.M. Miller, 155 East Broad
  Street, Columbus, OH 45459, owned of record 516.796 shares
    (6.30%),  The Ohio Company FBO R.H. Welsh, 155 East Broad
Street,           Columbus, OH 45459, owned of record 463.822
shares (5.65%), The           Ohio Company FBO W.H. Willis, 155
East Broad Street, Columbus, OH           45459, owned of record
463.822 shares (5.65%), and Robert W. and           Isabel M.
Harvey TTEES, 102 Indigo Cove Place, Melborne Beach, FL
32951, owned of record 423.729 shares (5.17%); of the outstanding
         Class C shares of the Ivy Global Science & Technology
Fund,












          Painewebber FBO Michael C. and Carolyn G. Keel JTWROS,
PO Box           8864, Rancho Santa Fe, CA 92067, of the
outstanding Class C           shares of the Ivy International
Fund, Merrill Lynch Pierce Fenner           & Smith, 4800 Deer
Lake Drive East, 3rd Floor, Jacksonville,           Florida
32246, owned of record 2,187,646.000 shares (66.42%); of
the outstanding Class C shares of the Ivy International Small
     Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800
Deer           Lake Drive East, 3rd Floor, Jacksonville, Florida
32246, owned of           record 65,952.000 shares (62.82%), and
The Ohio Company FBO           Gerald Mansbach c/o Mansbach
Metal, 155 East Broad Street,           Columbus, OH 45459, owned
of record 24,727.992 shares (23.55%);           of the
outstanding Class C shares of Ivy Latin America Strategy
Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive
       East, 3rd Floor, Jacksonville, Florida 32246, owned of
record           25,888.000 shares (72.45%), and Donaldson Lufkin
Jenrette           Securities Corporation Inc., P.O. Box 2052,
Jersey City, New           Jersey 07303, owned of record
2,956.167 shares (8.27%); and of           the outstanding Class
C shares of Ivy New Century Fund, Merrill           Lynch Pierce
Fenner & Smith, 4800 Deer Lake Drive East, 3rd           Floor,
Jacksonville, Florida 32246, owned of record 76,247.857 shares (26.44%).

               To the knowledge of the Trust, as of March 31,
1997, no           shareholder owned beneficially or of record 5%
or more of any           Fund's outstanding Class I shares,
except that: of the           outstanding Class I shares of Ivy
International Fund, The John E.           Fetzer Institute Inc.,
9292 W. KL Avenue, Kalamazoo, MI 49009,           owned of record
446,603.062 shares (25.11%), Vernat Company, P.O.           Box
669, Rutland, Vermont 05702, owned of record 212,268.214
shares (11.93%), S. Mark Taper Foundation, 12011 San Vicente
    Blvd., Suite 400, Los Angeles, CA 90049, owned of record 153,271.003 shares (8.61%), Wendel & Co., c/o Bank of New
York,           PO Box 1066 Wall Street Station, New York, NY
10268, owned of           record 135,771.781 shares (7.63%),
David & Co., PO Box 188,           Murfreesboro, TN 37133-0188,
owned of record 112,704.277 shares           (6.33%), and Samual
Miller TTEE for the Liz Clairborne PSP, One           Clairborne
Ave, N. Bergen, NJ 07047, owned of record 91,145.640 shares (5.12%).

               Under Massachusetts law, the Trust's shareholders
could,           under certain circumstances, be held personally
liable for the           obligations of the Trust.  However, the
Amended and Restated           Declaration of Trust disclaims
liability of the shareholders,           Trustees or officers of
the Trust for acts or obligations of the           Trust, which
are binding only on the assets and property of the
Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the
Trust           or its Trustees.  The Amended and Restated
Declaration of Trust           provides for indemnification out
of Fund property for all loss           and expense of any
shareholder of a Fund held personally liable           for the
obligations of that Fund.  The risk of a shareholder of
the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust
itself           would be unable to meet its obligations and,
thus, should be












          considered remote.  No series of the Trust is liable
for the           obligations of any other series of the Trust.
However, because           the Prospectus pertains to more than
one Fund, it is possible           that one of the Funds to which
the Prospectus pertains might           become liable for any
misstatement, inaccuracy, or incomplete           disclosure in
the Prospectus concerning any other Fund to which           the
Prospectus pertains.

                                   NET ASSET VALUE

               The share price, or value, for the separate
Classes of           shares of a Fund is called the net asset
value per share.  The           net asset value per share of a
Fund is computed by dividing the           value of the assets of
that Fund, less its liabilities, by the           number of
shares of the particular Fund outstanding.  For
purposes of determining the aggregate net assets of a Fund, cash and receivables will be valued at their realizable
amounts.  A           security listed or traded on a recognized
stock exchange or           NASDAQ is valued at its last sale
price on the principal exchange           on which the security
is traded.  The value of a foreign security           is
determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as
of           the close of regular trading on the Exchange, if
that is earlier,           and that value is then converted into
its U.S. dollar equivalent           at the foreign exchange rate
in effect at noon, eastern time, on           the day the value
of the foreign security is determined.  If no           sale is
reported at that time, the average between the current
bid and asked price is used.  All other securities for which OTC market quotations are readily available are valued at the
average           between the current bid and asked price.
Interest will be           recorded as accrued.  Securities and
other assets for which           market prices are not readily
available are valued at fair value           as determined by IMI
and approved in good faith by the Board.            Money market
instruments of the Fund are valued at amortized           cost,
which approximates money market value.

               A Fund's liabilities are allocated between its
Classes.  The           total of such liabilities allocated to a
Class plus that Class's           distribution fee and any other
expenses specially allocated to           that Class are then
deducted from the Class's proportionate           interest in
that Fund's assets, and the resulting amount for each Class is divided by the number of shares of that Class outstanding to produce the net asset value per share.

               Portfolio securities are valued and net asset
value per           share is determined as of the close of
regular trading on the           Exchange (normally 4:00 p.m.,
eastern time), every Monday through           Friday (exclusive
of national business holidays).  The Trust's           offices
will be closed, and net asset value will not be
calculated, on the following national business holidays:  New
     Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.            On those days when either or both of the Funds'
Custodian or the           Exchange close early as a result of
such day being a partial












          holiday or otherwise, the Trust reserves the right to
advance the           time on that day by which purchase and
redemption requests must           be received.

               When a Fund writes an option, an amount equal to
the premium           received by that Fund is included in that
Fund's Statement of           Assets and Liabilities as an asset
and as an equivalent           liability.  The amount of the
liability will be subsequently           marked-to-market daily
to reflect the current market value of the           option
written.  The current market value of a written option is
 the last sale on the principal exchange on which such option is traded or, in the absence of a sale, the last offering price.

               The premium paid by a Fund for the purchase of a
call or a           put option will be deducted from its assets
and an equal amount           will be included in the asset
section of that Fund's Statement of           Assets and
Liabilities as an investment and subsequently adjusted
to the current market value of the option.  For example, if the current market value of the option exceeds the premium
paid, the           excess would be unrealized appreciation and,
conversely, if the           premium exceeds the current market
value, such excess would be           unrealized depreciation.
The current market value of a purchased           option will be
the last sale price on the principal exchange on           which
the option is traded or, in the absence of a sale, the last
   bid price.  If a Fund exercises a call option which it has purchased, the cost of the security which that Fund
purchased           upon exercise will be increased by the
premium originally paid.

               The sale of shares of a Fund will be suspended
during any           period when the determination of its net
asset value is suspended           pursuant to rules or orders of
the SEC and may be suspended by           the Board whenever in
its judgment it is in the best interest of           the
particular Fund to do so.

                                  PORTFOLIO TURNOVER

               Each Fund purchases securities that are believed
by IMI to           have above average potential for capital
appreciation.  Common           stocks are disposed of in
situations where it is believed that           potential for such
appreciation has lessened or that other common           stocks
have a greater potential.  Therefore, a Fund may purchase
 and sell securities without regard to the length of time the security is to be, or has been, held.  A change in
securities           held by a Fund is known as "portfolio
turnover" and may involve           the payment by that Fund of
dealer markup or underwriting           commission and other
transaction costs on the sale of securities,           as well as
on the reinvestment of the proceeds in other
securities.  A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio
securities           for the most recently completed fiscal year
by the monthly           average of the value of the portfolio
securities owned by the           Fund during that year.  For
purposes of determining a Fund's           portfolio turnover
rate, all securities whose maturities at the           time of
acquisition were one year or less are excluded.  The












          annual portfolio turnover rates for the Funds are
provided in the           Prospectus under "The Funds' Financial
Highlights."

                                     REDEMPTIONS

               Shares of each Fund are redeemed at their net
asset value           next determined after a proper redemption
request has been           received by IMSC, less any applicable
CDSC.

               Unless a shareholder requests that the proceeds of
any           redemption be wired to his or her bank account,
payment for           shares tendered for redemption is made by
check within seven days           after tender in proper form,
except that the Trust reserves the           right to suspend the
right of redemption or to postpone the date           of payment
upon redemption beyond seven days, (i) for any period
during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the
Exchange is           restricted, (ii) for any period during
which an emergency exists           as determined by the SEC as a
result of which disposal of           securities owned by a Fund
is not reasonably practicable or it is           not reasonably
practicable for the Fund to fairly determine the           value
of its net assets, or (iii) for such other periods as the
 SEC may by order permit for the protection of shareholders of a Fund.

               Under unusual circumstances, when the Board deems
it in the           best interest of a Fund's shareholders, the
Fund may make payment           for shares repurchased or
redeemed in whole or in part in           securities of that Fund
taken at current values.  If any such           redemption in
kind is to be made, each Fund intends to make an
election pursuant to Rule 18f-1 under the 1940 Act.  This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption
involves           less than $250,000 (or 1% of that Fund's net
asset value at the           beginning of each 90-day period
during which such redemptions are           in effect, if that
amount is less than $250,000).  Should payment           be made
in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

               The Trust may redeem those accounts of
shareholders who have           maintained an investment,
including sales charges paid, of less           than $1,000 in a
Fund for a period of more than 12 months.  All           accounts
below that minimum will be redeemed simultaneously when
MIMI deems it advisable.  The $1,000 balance will be determined by actual dollar amounts invested by the shareholder,
unaffected           by market fluctuations.  The Trust will
notify any such           shareholder by certified mail of its
intention to redeem such           account, and the shareholder
shall have 60 days from the date of           such letter to
invest such additional sums as shall raise the           value of
such account above that minimum.  Should the shareholder
fail to forward such sum within 60 days of the date of the
  Trust's letter of notification, the Trust will redeem the
shares           held in such account and transmit the redemption
in value thereof           to the shareholder.  However, those
shareholders who are












          investing pursuant to the Automatic Investment Method
will not be           redeemed automatically unless they have
ceased making payments           pursuant to the plan for a
period of at least six consecutive           months, and these
shareholders will be given six-months' notice           by the
Trust before such redemption.  Shareholders in a qualified
  retirement, pension or profit sharing plan who wish to avoid
tax           consequences must "rollover" any sum so redeemed
into another           qualified plan within 60 days.  The
Trustees of the Trust may           change the minimum account
size.

               If a shareholder has given authorization for
telephonic           redemption privilege, shares can be redeemed
and proceeds sent by           Federal wire to a single
previously designated bank account.            Delivery of the
proceeds of a wire redemption request of $250,000           or
more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions.  The Trust reserves the right to change this minimum or to terminate
the           telephonic redemption privilege without prior
notice.  The Trust           cannot be responsible for the
efficiency of the Federal wire           system of the
shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

               Each Fund employs reasonable procedures that
require           personal identification prior to acting on
redemption or exchange           instructions communicated by
telephone to confirm that such           instructions are
genuine.  In the absence of such instructions, a           Fund
may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                             CONVERSION OF CLASS B SHARES

               As described in the Prospectus, Class B shares of
each Fund           will automatically convert to Class A shares
of the respective           Fund, based on the relative net asset
values per share of the two           classes, no later than the
month following the eighth anniversary           of the initial
issuance of such Class B shares of the particular           Fund
occurs.  For the purpose of calculating the holding period
  required for conversion of Class B shares, the date of initial issuance shall mean:  (1) the date on which such Class B
shares           were issued, or (2) for Class B shares obtained
through an           exchange, or a series of exchanges, (subject
to the exchange           privileges for Class B shares) the date
on which the original           Class B shares were issued.  For
purposes of conversion of           Class B shares, Class B
shares purchased through the reinvestment           of dividends
and capital gain distributions paid in respect of           Class
B shares will be held in a separate sub-account.  Each time
   any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A
shares,           a pro rata portion of the Class B shares in the
sub-account will           also convert to Class A shares.  The
portion will be determined           by the ratio that the
shareholder's Class B shares converting to           Class A
shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                       TAXATION

               The following is a general discussion of certain
tax rules           thought to be applicable with respect to the
Funds.  It is merely           a summary and is not an exhaustive
discussion of all possible           situations or of all
potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in the Funds.

               Each Fund intends to be taxed as a regulated
investment           company under Subchapter M of the Code.
Accordingly, each Fund           must, among other things, (a)
derive in each taxable year at           least 90% of its gross
income from dividends, interest, payments           with respect
to certain securities loans, and gains from the sale           or
other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of
investing           in such stock, securities or currencies; (b)
derive in each           taxable year less than 30% of its gross
income from the sale or           other disposition of certain
assets held less than three months,           namely:  (i) stock
or securities; (ii) options, futures, or           forward
contracts (other than those on foreign currencies); or
(iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related
to           the particular Fund's principal business of
investing in stock or           securities (or options and
futures with respect to stock or           securities) (the "30%
Limitation"); and (c) diversify its           holdings so that,
at the end of each fiscal quarter, (i) at least           50% of
the market value of the particular Fund's assets is
represented by cash, U.S. Government securities, the securities of other regulated investment companies and other
securities,           with such other securities limited, in
respect of any one issuer,           to an amount not greater
than 5% of the value of the particular           Fund's total
assets and 10% of the outstanding voting securities           of
such issuer, and (ii) not more than 25% of the value of its
   total assets is invested in the securities of any one issuer
       (other than U.S. Government securities and the securities
of           other regulated investment companies).

               As a regulated investment company, each Fund
generally will           not be subject to U.S. Federal income
tax on its income and gains           that it distributes to
shareholders, if at least 90% of its           investment company
taxable income (which includes, among other           items,
dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

               Amounts not distributed on a timely basis in
accordance with           a calendar year distribution
requirement are subject to a           nondeductible 4% excise
tax at the Fund level.  To avoid the tax,           each Fund
must distribute during each calendar year, (1) at least
98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least
98% of its           capital gains in excess of its capital
losses (adjusted for           certain ordinary losses) for a
one-year period generally ending           on October 31 of the
calendar year, and (3) all ordinary income           and capital
gains for previous years that were not distributed
during such years.  To avoid application of the excise tax, each
        Fund intends to make distributions in accordance with the
         calendar year distribution requirements.  A distribution
will be           treated as paid on December 31 of the current
calendar year if it           is declared by the particular Fund
in October, November or           December of the year with a
record date in such a month and paid           by that Fund
during January of the following year.  Such
distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the
calendar           year in which the distributions are received.

          OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

               The taxation of equity options and OTC options on
debt           securities is governed by Code section 1234.
Pursuant to Code           section 1234, the premium received by
a Fund for selling a put or           call option is not included
in income at the time of receipt.  If           the option
expires, the premium is short-term capital gain to the
Fund.  If the Fund enters into a closing transaction, the
 difference between the amount paid to close out its position and the premium received is short-term capital gain or loss.
If a           call option written by a Fund is exercised,
thereby requiring the           Fund to sell the underlying
security, the premium will increase           the amount realized
upon the sale of such security and any           resulting gain
or loss will be a capital gain or loss, and will           be
long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting
gain or           loss will be a capital gain or loss, and will
be long-term or           short-term, depending upon the holding
period of the option.  If           the option expires, the
resulting loss is a capital loss and is           long-term or
short-term, depending upon the holding period of the
option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the
purchased           security and, in the case of a put option,
reduces the amount           realized on the underlying security
in determining gain or loss.

               Some of the options, futures and foreign currency
forward           contracts in which a Fund may invest may be
"section 1256           contracts."  Gains (or losses) on these
contracts generally are           considered to be 60% long-term
and 40% short-term capital gains           or losses; however, as
described below, foreign currency gains or           losses
arising from certain section 1256 contracts are ordinary
in character.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates
prescribed           in the Code) are "marked-to-market" with the
result that           unrealized gains or losses are treated as
though they were           realized.













               The transactions in options, futures and forward
contracts           undertaken by a Fund may result in
"straddles" for Federal income           tax purposes.  The
straddle rules may affect the character of           gains or
losses realized by a Fund.  In addition, losses realized
by a Fund on positions that are part of a straddle may be
 deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable
year in           which such losses are realized.  Because only a
few regulations           implementing the straddle rules have
been promulgated, the           consequences of such transactions
to a Fund are not entirely           clear.  The straddle rules
may increase the amount of short-term           capital gain
realized by a Fund, which is taxed as ordinary           income
when distributed to shareholders.

               A Fund may make one or more of the elections
available under           the Code which are applicable to
straddles.  If a Fund makes any           of the elections, the
amount, character and timing of the           recognition of
gains or losses from the affected straddle           positions
will be determined under rules that vary according to
the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of
gains or           losses from the affected straddle positions.

               Because application of the straddle rules may
affect the           character of gains or losses, defer losses
and/or accelerate the           recognition of gains or losses
from the affected straddle           positions, the amount which
must be distributed to shareholders           as ordinary income
or long-term capital gain may be increased or           decreased
substantially as compared to a fund that did not engage in such transactions.

               The 30% Limitation and the diversification
requirements           applicable to a Fund's assets may limit
the extent to which a           Fund will be able to engage in
transactions in options, futures           and forward contracts.

          CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES


               Gains or losses attributable to fluctuations in
exchange           rates which occur between the time a Fund
accrues receivables or           liabilities denominated in a
foreign currency and the time the           Fund actually
collects such receivables or pays such liabilities
generally are treated as ordinary income or ordinary loss.
   Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain
options,           futures and forward contracts, gains or losses
attributable to           fluctuations in the value of the
foreign currency between the           date of acquisition of the
security or contract and the date of           disposition also
are treated as ordinary gain or loss.  These           gains and
losses, referred to under the Code as "section 988"
gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed
to           its shareholders as ordinary income.













          INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

               A Fund may invest in shares of foreign
corporations which           may be classified under the Code as
passive foreign investment           companies ("PFICs").  In
general, a foreign corporation is           classified as a PFIC
if at least one-half of its assets           constitute
investment-type assets, or 75% or more of its gross
income is investment-type income.  If a Fund receives a so-called
         "excess distribution" with respect to PFIC stock, the
Fund itself           may be subject to a tax on a portion of the
excess distribution,           whether or not the corresponding
income is distributed by the           Fund to shareholders.  In
general, under the PFIC rules, an           excess distribution
is treated as having been realized ratably           over the
period during which a Fund held the PFIC shares.  A Fund
itself will be subject to tax on the portion, if any, of an
   excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax,
as if the           tax had been payable in such prior taxable
years.  Certain           distributions from a PFIC as well as
gain from the sale of PFIC           shares are treated as excess
distributions.  Excess distributions           are characterized
as ordinary income even though, absent           application of
the PFIC rules, certain excess distributions might           have
been classified as capital gain.

               A Fund may be eligible to elect alternative tax
treatment           with respect to PFIC shares.  Under an
election that currently is           available in some
circumstances, a Fund generally would be           required to
include in its gross income its share of the earnings
of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.  If this
election           were made, the special rules, discussed above,
relating to the           taxation of excess distributions, would
not apply.  In addition,           other elections may become
available that would affect the tax           treatment of PFIC
shares held by a Fund.

          DEBT SECURITIES ACQUIRED AT A DISCOUNT

               Some of the debt securities (with a fixed maturity
date of           more than one year from the date of issuance)
that may be           acquired by a Fund may be treated as debt
securities that are           issued originally at a discount.
Generally, the amount of the           original issue discount
("OID") is treated as interest income and           is included
in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

               If a Fund invests in certain high yield original
issue           discount obligations issued by corporations, a
portion of the           original issue discount accruing on the
obligation may be           eligible for the deduction for
dividends received by           corporations.  In such event,
dividends of investment company           taxable income received
from the Fund by its corporate           shareholders, to the
extent attributable to such portion of           accrued original
issue discount, may be eligible for this












          deduction for dividends received by corporations if so
designated           by the Fund in a written notice to
shareholders.

               Some of the debt securities (with a fixed maturity
date of           more than one year from the date of issuance)
that may be           acquired by a Fund in the secondary market
may be treated as           having market discount.  Generally,
gain recognized on the           disposition of, and any partial
payment of principal on, a debt           security having market
discount is treated as ordinary income to           the extent
the gain, or principal payment, does not exceed the
"accrued market discount" on such debt security.  In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.
Market           discount generally accrues in equal daily
installments.  A Fund           may make one or more of the
elections applicable to debt           securities having market
discount, which could affect the           character and timing
of recognition of income.

               Some debt securities (with a fixed maturity date
of one year           or less from the date of issuance) that may
be acquired by a Fund           may be treated as having
acquisition discount, or OID in the case           of certain
types of debt securities.  Generally, a Fund will be
required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of
that           amount is not received until a later time, usually
when the debt           security matures.  A Fund may make one or
more of the elections           applicable to debt securities
having acquisition discount, or           OID, which could affect
the character and timing of recognition           of income.

               A Fund generally will be required to distribute
dividends to           shareholders representing discount on debt
securities that is           currently includible in income, even
though cash representing           such income may not have been
received by a Fund.  Cash to pay           such dividends may be
obtained from sales proceeds of securities           held by a
Fund.

          DISTRIBUTIONS

               Distributions of investment company taxable income
are           taxable to a U.S. shareholder as ordinary income,
whether paid in           cash or shares.  Dividends paid by a
Fund to a corporate           shareholder, to the extent such
dividends are attributable to           dividends received from
U.S. corporations by the Fund, may           qualify for the
dividends received deduction. However, the           revised
alternative minimum tax applicable to corporations may
reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are
taxable as           long-term capital gains, whether paid in
cash or in shares,           regardless of how long the
shareholder has held a Fund's shares           and are not
eligible for the dividends received deduction.
Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received
equal to the           net asset value of a share of a Fund on
the distribution date.  A           distribution of an amount in
excess of a Fund's current and           accumulated earnings and
profits will be treated by a shareholder           as a return of
capital which is applied against and reduces the
shareholder's basis in his or her shares.  To the extent that the amount of any such distribution exceeds the
shareholder's basis           in his or her shares, the excess
will be treated by the           shareholder as gain from a sale
or exchange of the shares.            Shareholders will be
notified annually as to the U.S. Federal tax           status of
distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

               If the net asset value of shares is reduced below
a           shareholder's cost as a result of a distribution by a
Fund, such           distribution generally will be taxable even
though it represents           a return of invested capital.
Shareholders should be careful to           consider the tax
implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution.  Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

          DISPOSITION OF SHARES

               Upon a redemption, sale or exchange of his or her
shares, a           shareholder will realize a taxable gain or
loss depending upon           his or her basis in the shares.
Such gain or loss will be           treated as capital gain or
loss if the shares are capital assets           in the
shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares.  Any loss realized on a redemption sale or
exchange           will be disallowed to the extent the shares
disposed of are           replaced (including through
reinvestment of dividends) within a           period of 61 days
beginning 30 days before and ending 30 days           after the
shares are disposed of.  In such a case, the basis of
the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of
Fund           shares held by the shareholder for six-months or
less will be           treated for tax purposes as a long-term
capital loss to the           extent of any distributions of
capital gain dividends received or           treated as having
been received by the shareholder with respect           to such
shares.

               In some cases, shareholders will not be permitted
to take           all or portion of their sales loads into
account for purposes of           determining the amount of gain
or loss realized on the           disposition of their shares.
This prohibition generally applies           where (1) the
shareholder incurs a sales load in acquiring the           shares
of a Fund, (2) the shares are disposed of before the 91st
 day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received
upon the           initial purchase of Fund shares.  The term
"reinvestment right"           means any right to acquire shares
of one or more regulated           investment companies without
the payment of a sales load or with           the payment of a
reduced sales charge.  Sales charges affected by           this
rule are treated as if they were incurred with respect to
 the shares acquired under the reinvestment right.  This
provision           may be applied to successive acquisitions of
fund shares.

          FOREIGN WITHHOLDING TAXES

               Income received by a Fund from sources within a
foreign           country may be subject to withholding and other
taxes imposed by           that country.

               If more than 50% of the value of a Fund's total
assets at           the close of its taxable year consists of
securities of foreign           corporations, the Fund will be
eligible and may elect to "pass-          through" to that Fund's
shareholders the amount of foreign income           and similar
taxes paid by that Fund.  Pursuant to this election,           a
shareholder will be required to include in gross income (in
   addition to taxable dividends actually received) his or her
pro           rata share of the foreign income and similar taxes
paid by a           Fund, and will be entitled either to deduct
his or her pro rata           share of foreign income and similar
taxes in computing his or her           taxable income or to use
it as a foreign tax credit against his           or her U.S.
Federal income taxes, subject to limitations.  No
deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  Foreign taxes generally may
not be           deducted by a shareholder that is an individual
in computing the           alternative minimum tax.  Each
shareholder will be notified           within 60 days after the
close of a Fund's taxable year whether           the foreign
taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

               Generally, a credit for foreign taxes is subject
to the           limitation that it may not exceed the
shareholder's U.S. tax           attributable to his or her total
foreign source taxable income.            For this purpose, if a
Fund makes the election described in the           preceding
paragraph, the source of that Fund's income flows
through to its shareholders.  With respect to a Fund, gains from the sale of securities generally will be treated as
derived from           U.S. sources and section 988 gains will be
treated as ordinary           income derived from U.S. sources.
The limitation on the foreign           tax credit is applied
separately to foreign source passive           income, including
foreign source passive income received from a           Fund.  In
addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals.

               The foregoing is only a general description of the foreign tax credit under current law.  Because application of
the credit           depends on the particular circumstances of
each shareholder,           shareholders are advised to consult
their own tax advisers.

          BACKUP WITHHOLDING

               Each Fund will be required to report to the
Internal Revenue           Service ("IRS") all taxable
distributions as well as gross           proceeds from the
redemption of the particular Fund's shares,           except in
the case of certain exempt shareholders.  All such
distributions and proceeds will be subject to withholding of
    Federal income tax at a rate of 31% ("backup withholding") in
the           case of non-exempt shareholders if (1) the
shareholder fails to           furnish a Fund with and to certify
the shareholder's correct           taxpayer identification
number or social security number, (2) the           IRS notifies
the shareholder or the particular Fund that the
shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to
that           effect, or (3) when required to do so, the
shareholder fails to           certify that he or she is not
subject to backup withholding.  If           the withholding
provisions are applicable, any such distributions           or
proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

               Distributions may also be subject to additional
state, local           and foreign taxes depending on each
shareholder's particular           situation.  Non-U.S.
shareholders may be subject to U.S. tax           rules that
differ significantly from those summarized above.            This
discussion does not purport to deal with all of the tax consequences applicable to a Fund or shareholders. Shareholders are advised to consult their own tax advisers with
respect to the           particular tax consequences to them of
an investment in a Fund.

                               PERFORMANCE INFORMATION

               Comparisons of a Fund's performance may be made
with respect           to various unmanaged indices (including
the TSE 300, S&P 100, S&P           500, Dow Jones Industrial
Average and Major Market Index) which           assume
reinvestment of dividends, but do not reflect deductions
for administrative and management costs.  A Fund also may be compared to Lipper's Analytical Reports, reports produced by
a           widely used independent research firm that ranks
mutual funds by           overall performance, investment
objectives and assets, or to           Wiesenberger Reports.
Lipper Analytical Services does not           include sales
charges in computing performance.  Further           information
on comparisons is contained in the Prospectus.
Performance rankings will be based on historical information and are not intended to indicate future performance.

               In addition, the Trust may, from time to time,
include the           average annual total return and the
cumulative total return of           shares of a Fund in
advertisements, promotional literature or           reports to
shareholders or prospective investors.













               AVERAGE ANNUAL TOTAL RETURN.  Quotations of
standardized           average annual total return ("Standardized
Return") for a           specific Class of shares of a Fund will
be expressed in terms of           the average annual compounded
rate of return that would cause a           hypothetical
investment in that Class of a Fund made on the first
day of a designated period to equal the ending redeemable value
       ("ERV") of such hypothetical investment on the last day of
the           designated period, according to the following
formula:

                    P(1 + T){superscript n} = ERV

          Where:    P    =    a hypothetical initial payment of
$1,000 to                               purchase shares of a
specific Class

                    T    =    the average annual total return of
shares of                               that Class

                    n    =    the number of years

                    ERV  =    the ending redeemable value of a
hypothetical                               $1,000 payment made at
the beginning of the                               period.

               For purposes of the above computation for a Fund,
it is           assumed that all dividends and capital gains
distributions made           by a Fund are reinvested at net
asset value in additional shares           of the same Class
during the designated period.  In calculating           the
ending redeemable value for Class A shares and assuming
complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial
$1,000           payment and, for Class B shares and Class C
shares, the           applicable CDSC imposed upon redemption of
Class B shares or           Class C shares held for the period is
deducted.  Standardized           Return quotations for the Funds
do not take into account any           required payments for
federal or state income taxes.            Standardized Return
quotations for Class B shares for periods of           over eight
years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized
   Return quotations are determined to the nearest 1/100 of 1%.

               A Fund may, from time to time, include in
advertisements,           promotional literature or reports to
shareholders or prospective           investors total return data
that are not calculated according to           the formula set
forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-
   Standardized Return; a sales charge, if deducted, would reduce the return.

               The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A,
Class           B, Class C and Class I (for Ivy International
Fund and Ivy Global           Science & Technology Fund) shares
of the Funds for the periods           indicated.  In determining
the average annual total return for a           specific Class of
shares of a Fund, recurring fees, if any, that












          are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the
size of           the account of a Fund, the account fee used for
purposes of the           following computations is assumed to be
the fee that would be           charged to the mean account size
of the particular Fund.  Shares           of each of Ivy Canada
Fund and Ivy Global Fund outstanding as of           March 31,
1994 were designated Class A shares of each respective
Fund.  Shares of Ivy International Fund outstanding as of
 October 22, 1993 have been redesignated as "Class A" shares of the Fund.  Information such as that provided below is not
yet           available for Ivy Asia Pacific Fund, Ivy Global
Natural Resources           Fund and Ivy International Small
Companies Fund, which commenced           operations on January
1, 1997.

             IVY CANADA FUND:


   STANDARDIZED RETURN[*]                             CLASS A[1]
CLASS B[2]  CLASS C[3]

          One year ended
            December 31,
            1996:             16.73%       18.26%      N/A

          Five years ended
            December 31,
            1996:             9.62%        N/A          N/A

          Inception[#] to
            December 31,
            1996:[7]          3.43%        3.93%        5.51%


                            NON-STANDARDIZED RETURN[**]
                            CLASS A[4]  CLASS B[5]  CLASS C[6]

          One year ended
            December 31,
            1996:             23.86%       23.26%      N/A

          Five years ended
            December 31,
            1996:             10.93%       N/A         N/A

          Inception[#] to
            December 31,
            1996:[7]          4.10%        4.93%       6.51%
    _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 5.75%.                 The Standardized Return figures
for Class B and C shares                reflect the deduction of
the applicable CDSC imposed on a                redemption of
Class B or C shares held for the period.













          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  The inception date for Ivy Canada Fund (and the
Class A                shares of the Fund) was November 17, 1987;
the inception                date for Class B shares of the Fund
was April 1, 1994.  The                inception date for Class C
shares of the Fund is April 30,                1996.  Until
December 31, 1994, Mackenzie Investment
Management, Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended December 31, 1996,
the five years ended December 31,                1996 and the
period from inception through December 31, 1996 would have been 16.73%, 9.55% and 3.00%, respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 18.26% and 3.80%,
respectively.  (Since the inception date for Class B shares
        of the Fund was April 1, 1994, there were no Class B
shares                outstanding for the duration of the five
year period ending                December 31, 1996.)

          [3]  The Standardized Return figure for Class C shares
reflects                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class C
shares for period from                inception through December
31, 1996 would have been 5.51%.                 (Since the
inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year or five year periods ending
              December 31, 1996.)

          [4]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended December
31, 1996, the five                years ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 23.86%, 10.86% and                3.67%,
respectively.

          [5]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 23.26% and
4.81%, respectively.  (Since the inception                date
for Class B shares of the Fund was April 1, 1994, there
    were no Class B shares outstanding for the duration of the five year period ending December 31, 1996.)












          [6]  The Non-Standardized Return figure for Class C
shares                reflects expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class C                shares for period from inception
through December 31, 1996                would have been 6.51%.
(Since the inception date for Class                C shares of
the Fund was April 30, 1996, there were no Class                C
shares outstanding for the duration of the one year or five year periods ending December 31, 1996.)

          [7]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.

          IVY CHINA REGION FUND:

                                STANDARDIZED RETURN[*]
                            CLASS A[1]  CLASS B[2]  CLASS C[3]

          One year ended
            December 31,
            1996:           13.57%       14.67%        N/A

          Inception[#] to
            December 31,
            1996:[7]         0.07%        0.28%        8.39%



                            NON-STANDARDIZED RETURN[**]
                            CLASS A[4]  CLASS B[5]  CLASS C[6]

          One year ended
            December 31,
            1996:            20.50%       19.67%       N/A

          Inception[#] to
            December 31,
            1996:[7]          1.95%        1.21%       9.39%
    _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 5.75%.                 The Standardized Return figures
for Class B and C shares                reflect the deduction of
the applicable CDSC imposed on a                redemption of
Class B or C shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  The inception date for Ivy China Region Fund
(Class A and                Class B shares) was October 23, 1993.
The inception date                for Class C shares of the Fund
is April 30, 1996.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the












               Standardized Return for Class A shares for the one
year                ended December 31, 1996 and the period from
inception                through December 31, 1996 would have
been 13.22% and                (0.38%), respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 14.32% and                (0.15%),
respectively.

          [3]  The Standardized Return figures for Class C shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class C
shares for the period from                inception through
December 31, 1996 would have been 8.39%.                 (Since
the inception date for Class C shares of the Fund was
  April 30, 1996, there were no Class C shares outstanding for the duration of the one year period ending December
31,                1996.)

          [4]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 20.13% and
1.49%, respectively.

          [5]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 19.30% and
0.78%, respectively.

          [6]  The Non-Standardized Return figures for Class C
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class C                shares for the period from inception
through December 31,                1996 would have been 9.39%.
(Since the inception date for                Class C shares of
the Fund was April 30, 1996, there were no                Class C
shares outstanding for the duration of the one year period ending December 31, 1996.)

          [7]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.


          IVY GLOBAL FUND:

                                STANDARDIZED RETURN[*]
                            CLASS A[1]  CLASS B[2]  CLASS C[3]

          One year ended












            December 31,
            1996:            9.53%        10.30%       N/A

          Five years ended
            December 31,
            1996:            9.30%         N/A         N/A

          Inception[#] to
            December 31,
            1996:[7]         9.44%        7.83%         2.07%


                            NON-STANDARDIZED RETURN[**]
                            CLASS A[4]  CLASS B[5]  CLASS C[6]

          One year ended
            December 31,
            1996:            16.21%      15.30%        N/A

          Five years ended
            December 31,
            1996:            10.60%      N/A           N/A

          Inception[#] to
            December 31,
            1996:[7]         10.58%      8.78%         3.07%
    _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 5.75%.                 The Standardized Return figures
for Class B and C shares                reflect the deduction of
the applicable CDSC imposed on a                redemption of
Class B or C shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  The inception date for Ivy Global Fund (and Class
A shares                of the Fund) was April 18, 1991; the
inception date for                Class B shares of the Fund was
April 1, 1994; and the                inception date for the
Class C shares of the Fund is April                30, 1996.
Until December 31, 1994, Mackenzie Investment
Management Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended December 31, 1996,
the five years ended December 31,                1996 and the
period from inception through December 31, 1996 would have been 9.53%, 8.97% and 8.57, respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the












               Standardized Return for Class B shares for the one
year                ended December 31, 1996 and the period from
inception                through December 31, 1996 would have
been 10.30% and 7.72%,                respectively.  (Since the
inception date for Class B shares                of the Fund was
April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending
        December 31, 1996.)

          [3]  The Standardized Return figure for Class C shares
reflects                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class C
shares for the period from                inception through
December 31, 1996 would have been 2.07%.                 (Since
the inception date for Class C shares of the Fund was
  April 30, 1996, there were no Class C shares outstanding for the duration of the one year period ending December
31,                1996.)

          [4]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended December
31, 1996, the five                years ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 16.21%, 10.27% and                9.71%,
respectively.

          [5]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 15.30% and
8.67%, respectively.  (Since the inception                date
for Class B shares of the Fund was April 1, 1994, there
    were no Class B shares outstanding for the duration of the five year period ending December 31, 1996.)

          [6]  The Non-Standardized Return figure for Class C
shares                reflects expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class C                shares for the period from inception
through December 31,                1996 would have been 3.07%.
(Since the inception date for                Class C shares of
the Fund was April 30, 1996, there were no                Class C
shares outstanding for the duration of the one year period ending December 31, 1996.)

          [7]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.


          IVY GLOBAL SCIENCE & TECHNOLOGY FUND:

                                STANDARDIZED RETURN[*]
                            CLASS A[1]  CLASS B[2]  CLASS C[3]

          Inception[#] to












            December 31,
            1996:[7]         54.89%       59.59%        63.84%


                            NON-STANDARDIZED RETURN[**]
                            CLASS A[4]  CLASS B[5]  CLASS C[6]

          Inception[#] to
            December 31,
            1996:[7]          64.34%     64.59%        64.84%
     _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 5.75%.                 The Standardized Return figures
for Class B and C shares                reflect the deduction of
the applicable CDSC imposed on a                redemption of
Class B or C shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  The inception date for Ivy Global Science &
Technology Fund                (and Class A, Class B and Class C
shares of the Fund) was                July 22, 1996.

          [1]  The Standardized Return figure for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the period from                inception through
December 31, 1996 would have been 54.63%.

          [2]  The Standardized Return figure for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the period from                inception through
December 31, 1996 would have been 59.46%.

          [3]  The Standardized Return figure for Class C shares
reflects                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class C
shares for the period from                inception through
December 31, 1996 would have been 63.71%.

          [4]  The Non-Standardized Return figure for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the period from inception
through December 31,                1996 would have been 64.07%.

          [5]  The Non-Standardized Return figure for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the period from inception
through December 31,                1996 would have been 64.46%.

          [6]  The Non-Standardized Return figure for Class C
shares                reflects expense reimbursement.  Without
expense












               reimbursement, the Non-Standardized Return for
Class C                shares for the period from inception
through December 31,                1996 would have been 64.71%.

          [7]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.


          IVY INTERNATIONAL FUND

                                            STANDARDIZED
RETURN[*]                             CLASS A[1] CLASS B[2] CLASS
C[3] CLASS I[4]

          One year ended
            December 31,
            1996:            12.84%      13.76%      N/A
20.06%
          Five years ended
            December 31,
            1996:            14.42%       N/A        N/A
N/A

          Ten years ended
            December 31,
            1996:            14.77%       N/A        N/A
N/A

          Inception[#] to
            December 31,
            1996:[8]         14.90%      12.09%      10.45%
13.34%


                                      NON-STANDARDIZED RETURN[**]
                           CLASS A[5] CLASS B[6] CLASS C[7] CLASS
I[5]

          One year ended
            December 31,
            1996:            19.72%      18.76%      N/A
20.06%
          Five years ended
            December 31,
            1996:            15.78%       N/A        N/A
N/A

          Ten years ended
            December 31,
            1996:            15.45%       N/A        N/A
N/A

          Inception[#] to
            December 31,
            1996:[8]         15.54%      12.82%      11.45%
13.34%

          _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 5.75%.                 The Standardized Return figures
for Class B and C shares












               reflect the deduction of the applicable CDSC
imposed on a                redemption of Class B or C shares
held for the period.                 Class I shares are not
subject to an initial or a CDSC;                therefore, the
Non-Standardized Return figures would be                identical
to the Standardized Return figures.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  The inception date for Ivy International Fund (and
the Class                A shares of the Fund) was April 21,
1986; the inception date                for the Class B and Class
I shares of the Fund was                October 23, 1993; and the
inception date for the Class C                shares of the Fund
is April 30, 1996.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended December 31, 1996,
the five years ended December 31,                the ten years
ended December 31, 1996 and the period from inception through December 31, 1996 would have been 12.84%,
        14.40%, 14.76% and 14.89%, respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 13.76% and 12.09%,
respectively.  (Since the inception date for Class B shares
        of the Fund was October 23, 1993, there were no Class B
            shares outstanding for the duration of the five year
or ten                year periods ending December 31, 1996.)

          [3]  The Standardized Return figures for Class C shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class C
shares for the period from                inception through
December 31, 1996 would have been 10.45%.                 (Since
the inception date for Class C shares of the Fund was
  April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten year
periods                ending December 31, 1996.)

          [4]  Class I shares are not subject to an initial sales
charge or                a CDSC, therefore the Non-Standardized
and Standardized                Return figures are identical.
(Since the inception date for                Class I shares of
the Fund was October 23, 1993, there were                no Class
I shares outstanding for the duration of the five year or ten year periods ending December 31, 1996.)

          [5]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended December
31, 1996, the five                years ended December 31, the
ten years ended December 31,












               1996 and the period from inception through
December 31, 1996                would have been 19.72%, 15.76%,
15.44% and 15.53%,                respectively.

          [6]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 18.76% and
12.82%, respectively.  (Since the inception                date
for Class B shares of the Fund was October 23, 1993,
 there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1996.)

          [7]  The Non-Standardized Return figures for Class C
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class C                shares for the period from inception
through December 31,                1996 would have been 11.45%.
(Since the inception date for                Class C shares of
the Fund was April 30, 1996, there were no                Class C
shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

          [8]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.


          IVY LATIN AMERICA STRATEGY FUND

                                STANDARDIZED RETURN[*]
                            CLASS A[1]  CLASS B[2]  CLASS C[3]

          One year ended
            December 31,
            1996:            17.07%      18.26%        N/A

          Inception[#] to
            December 31,
            1996:[7]         (9.13%)     (8.84%)       5.66%



                            NON-STANDARDIZED RETURN[**]
                            CLASS A[4]  CLASS B[5]  CLASS C[6]

          One year ended
            December 31,
            1996:            24.22%      23.26%        N/A

          Inception[#] to
            December 31,
            1996:[7]         (6.62%)     (7.40%)       6.66%
    _________________________













          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 5.75%.                 The Standardized Return figures
for Class B and C shares                reflect the deduction of
the applicable CDSC imposed on a                redemption of
Class B or C shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  The inception date for Ivy Latin America Strategy
Fund                (Class A and Class B shares) was November 1,
1994.  The                inception date for Class C shares of
the Fund is April 30,                1996.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 14.83% and                (14.38%),
respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 16.04% and                (13.85%),
respectively.

          [3]  The Standardized Return figure for Class C shares
reflects                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class C
shares for period from                inception through December
31, 1996 would have been 4.66%.                 (Since the
inception date for Class C shares of the Fund was
April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten year
periods                ending December 31, 1996.)

          [4]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 21.84% and
(11.98%), respectively.

          [5]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 21.04% and
(12.41%), respectively.

          [6]  The Non-Standardized Return figure for Class C
shares                reflects expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class C












               shares for period from inception through December
31, 1996                would have been 5.66%.  (Since the
inception date for Class                C shares of the Fund was
April 30, 1996, there were no Class                C shares
outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

          [7]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.

          IVY NEW CENTURY FUND

                                STANDARDIZED RETURN[*]
                            CLASS A[1]  CLASS B[2]  CLASS C[3]

          One year ended
            December 31,
            1996:            5.40%       5.95%         N/A

          Inception[#] to
            December 31,
            1996:[7]         (1.39%)     (0.81%)       0.73%



                            NON-STANDARDIZED RETURN[**]
                            CLASS A[4]  CLASS B[5]  CLASS C[6]

          One year ended
            December 31,
            1996:           11.83%        10.95%       N/A

          Inception[#] to
            December 31,
            1996:[7]        1.34%         0.57%        1.73%
    _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 5.75%.                 The Standardized Return figures
for Class B and C shares                reflect the deduction of
the applicable CDSC imposed on a                redemption of
Class B or C shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial sales charge or CDSC.

          [#]  The inception date for Ivy New Century Fund (Class
A and                Class B shares) was November 1, 1994.  The
inception date                for Class C shares of the Fund is
April 30, 1996.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 4.98% and (4.10%),












               respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended December 31, 1996
and the period from inception                through December 31,
1996 would have been 5.61% and (3.47%),
respectively.

          [3]  The Standardized Return figure for Class C shares
reflects                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class C
shares for period from                inception through December
31, 1996 would have been 0.63%.                 (Since the
inception date for Class C shares of the Fund was
April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten year
periods                ending December 31, 1996.)

          [4]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 11.41% and
(1.42%), respectively.

          [5]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended December
31, 1996 and the                period from inception through
December 31, 1996 would have                been 10.61% and
(2.12%), respectively.

          [6]  The Non-Standardized Return figure for Class C
shares                reflects expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class C                shares for period from inception
through December 31, 1996                would have been 1.63%.
(Since the inception date for Class                C shares of
the Fund was April 30, 1996, there were no Class                C
shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

          [7]  The total return for a period less than a full
year is                calculated on an aggregate basis and is
not annualized.

               CUMULATIVE TOTAL RETURN.  Cumulative total return
is the           cumulative rate of return on a hypothetical
initial investment of           $1,000 in a specific Class of
shares of a Fund for a specified           period.  Cumulative
total return quotations reflect changes in           the price of
a Fund's shares and assume that all dividends and
capital gains distributions during the period were reinvested in the Fund shares.  Cumulative total return is calculated
by           computing the cumulative rates of return of a
hypothetical           investment in a specific Class of shares
of a Fund over such           periods, according to the following
formula (cumulative total












          return is then expressed as a percentage):

                    C = (ERV/P) - 1

          Where:    C    =    cumulative total return

                    P    =    a hypothetical initial investment
of $1,000                               to purchase shares of a
specific Class

                    ERV  =    ending redeemable value:  ERV is
the value,                               at the end of the
applicable period, of a
hypothetical $1,000 investment made at the beginning of the applicable period.

               IVY CANADA FUND.  The following table summarizes
the           calculation of Cumulative Total Return for the
periods indicated           through December 31, 1996, assuming
the maximum 5.75% sales           charge has been assessed.
                                                       SINCE
                        ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A              16.73%    58.32%         36.28%
      Class B              18.26%    N/A[**]        11.17%
  Class C              N/A[**]   N/A[**]         5.51%

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through December 31, 1996,           assuming the maximum 5.75%
sales charge has not been assessed.

                                                       SINCE
                        ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A              23.86%    67.98%         44.59%
      Class B              23.26%    N/A[**]        14.17%
  Class C              N/A[**]   N/A[**]         6.51%

          ___________________________

          [*]  The inception date for Ivy Canada Fund (and the
Class A                shares of the Fund) was November 17, 1987;
the inception                date for the Class B shares of Ivy
Canada Fund was April 1,                1994; and the inception
date for Class C shares of Ivy                Canada Fund was
April 30, 1996.  Until December 31, 1994,
Mackenzie Investment Management, Inc. served as investment
       adviser to Ivy Canada Fund, which until that date was a series of the Company.

          [**] No such shares were outstanding for the duration
of the time                period indicated.

               IVY CHINA REGION FUND.  The following table
summarizes the           calculation of Cumulative Total Return
for the periods indicated           through December 31, 1996,
assuming the maximum 5.75% sales           charge has been
assessed.












                                        SINCE
                              ONE YEAR  INCEPTION[*]

          Class A             13.57%     0.23%
          Class B             14.67%     0.89%
          Class C             N/A[**]    8.39%

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through December 31, 1996,           assuming the maximum 5.75%
sales charge has not been assessed.

                                        SINCE
                              ONE YEAR  INCEPTION[*]

          Class A             20.50%     6.34%
          Class B             19.67%     3.89%
          Class C             N/A[**]    9.39%

          ___________________________

          [*]  The inception date for Ivy China Region Fund
(Class A and                Class B shares) was October 23, 1993.
The inception date                for Class C shares of the Fund
is April 30, 1996.

          [**] No such shares were outstanding for the duration
of the time                period indicated.

               IVY GLOBAL FUND.  The following table summarizes
the           calculation of Cumulative Total Return for the
periods indicated           through December 31, 1996, assuming
the maximum 5.75% sales           charge has been assessed.
                                                       SINCE
                        ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A               9.53%    55.96%         67.34%
      Class B              10.30%    N/A[**]        23.03%
  Class C              N/A[**]   N/A[**]         2.07%

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through December 31, 1996,           assuming the maximum 5.75%
sales charge has not been assessed.

                                                       SINCE
                        ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A              16.21%    65.48%         77.55%
      Class B              15.30%    N/A[**]        26.03%
  Class C              N/A[**]   N/A[**]         3.07%

          ___________________________

          [*]  The inception date for the Fund (and Class A
shares of the                Fund) was April 18, 1991; the
inception date for Class B                shares of the Fund was
April 1, 1994; and the inception date












               for Class C shares of the Fund was April 30, 1996.
Until                December 31, 1994, Mackenzie Investment
Management Inc.                served as investment adviser to
the Fund, which until that                date was a series of
the Company.

          [**] No such shares were outstanding for the duration
of the time                period indicated.

               IVY GLOBAL SCIENCE & TECHNOLOGY FUND.  The
following table           summarizes the calculation of
Cumulative Total Return for the           periods indicated
through December 31, 1996, assuming the maximum           5.75%
sales charge has been assessed.

                              SINCE
                              INCEPTION[*]

          Class A             54.89%
          Class B             59.59%
          Class C             63.84%

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through December 31, 1996,           assuming the maximum 5.75%
sales charge has not been assessed.

                              SINCE
                              INCEPTION[*]

          Class A             64.34%
          Class B             64.59%
          Class C             64.84%

          ___________________________

          [*]  The inception date for Ivy Global Science &
Technology Fund                (Class A, Class B and Class C
shares) was July 22, 1996.

               IVY INTERNATIONAL FUND.  The following table
summarizes the           calculation of Cumulative Total Return
for the periods indicated           through December 31, 1996,
assuming the maximum 5.75% sales           charge has been
assessed.


SINCE                        ONE YEAR   FIVE YEARS    TEN YEARS
INCEPTION[*]

          Class A       12.84%     96.10%       296.50%
340.95%           Class B       13.76%     N/A[**]      N/A[**]
   43.93%           Class C       N/A[**]    N/A[**]      N/A[**]
     10.45%           Class I       20.06      N/A[**]
N/A[**]       49.18%

                       The following table summarizes the
calculation of           Cumulative Total Return for the periods
indicated through           December 31, 1996, assuming the
maximum 5.75% sales charge has           not been assessed.














SINCE                        ONE YEAR   FIVE YEARS    TEN YEARS
INCEPTION[*]

          Class A       19.72%     108.07%      320.69%
367.85%           Class B       18.76%     N/A[**]      N/A[**]
   46.93%           Class C       N/A[**]    N/A[**]      N/A[**]
     11.45%           Class I       20.06%     N/A[**]
N/A[**]       49.18%           ___________________________

          [*]          The inception date for Ivy International
Fund (and                        the Class A shares of the Fund)
was April 21, 1986;                        the inception date for
the Class B and Class I                        shares of Ivy
International Fund was October 23,                        1993.
The inception date for Class C shares of the Fund was April 30, 1996.

          [**]         No such shares were outstanding for the
duration of                        the time period indicated.

                       IVY LATIN AMERICA STRATEGY FUND.  The
following           table summarizes the calculation of
Cumulative Total Return for           the periods indicated
through December 31, 1996, assuming the           maximum 5.75%
sales charge has been assessed.

                                                SINCE
                                  ONE YEAR      INCEPTION[*]

          Class A                 16.07%         (18.75%)
          Class B                 18.26%         (17.74%)
          Class C                 N/A[**]          5.66%

                       The following table summarizes the
calculation of           Cumulative Total Return for the periods
indicated through           December 31, 1996, assuming the
maximum 5.75% sales charge has           not been assessed.

                                                SINCE
                                  ONE YEAR      INCEPTION[*]

          Class A                 24.22%        (13.79%)
          Class B                 23.26%        (15.20%)
          Class C                 N/A[**]         6.66%


          ___________________________

          [*]          The inception date for Ivy Latin America
Strategy                        Fund (Class A and Class B shares)
was November 1,                        1994.  The inception date
for Class C shares of the                        Fund was April
30, 1996.

          [**]         No such shares were outstanding for the
duration of                        the time period indicated.













                       IVY NEW CENTURY FUND.  The following table
         summarizes the calculation of Cumulative Total Return
for the           periods indicated through December 31, 1996,
assuming the maximum           5.75% sales charge has been
assessed.

                                                SINCE
                                  ONE YEAR      INCEPTION[*]

          Class A                 5.40%          (2.99%)
          Class B                 5.95%          (1.75%)
          Class C                 N/A[**]         0.73%























































                       The following table summarizes the
calculation of           Cumulative Total Return for the periods
indicated through           December 31, 1996, assuming the
maximum 5.75% sales charge has           not been assessed.


                                                SINCE
                                  ONE YEAR      INCEPTION[*]

          Class A                 11.83%         2.93%
          Class B                 10.95%         1.25%
          Class C                 N/A[**]        1.73%


          ___________________________

          [*]          The inception date for Ivy New Century
Fund (Class A                        and B shares) was November
1, 1994.  The inception                        date for Class C
shares of the Fund was April 30,                        1996.

          [**]         No such shares were outstanding for the
duration of                        the time period indicated.

               OTHER QUOTATIONS, COMPARISONS AND GENERAL
INFORMATION.  The           foregoing computation methods are
prescribed for advertising and           other communications
subject to SEC Rule 482.  Communications not           subject to
this rule may contain a number of different measures           of
performance, computation methods and assumptions, including
   but not limited to:  historical total returns; results of
actual           or hypothetical investments; changes in
dividends, distributions           or share values; or any
graphic illustration of such data.  These           data may
cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

               Performance quotations for a Fund will vary from
time to           time depending on market conditions, the
composition of the           Fund's portfolio and operating
expenses of that Fund.  These           factors and possible
differences in the methods used in           calculating
performance quotations should be considered when
comparing performance information regarding a Fund's shares with information published for other investment companies and
other           investment vehicles.  Performance quotations
should also be           considered relative to changes in the
value of a Fund's shares           and the risks associated with
a Fund's investment objectives and           policies.  At any
time in the future, performance quotations may           be
higher or lower than past performance quotations and there can be no assurance that any historical performance quotation
will           continue in the future.

               The Funds may also cite endorsements or use for
comparison           their performance rankings and listings
reported in such           newspapers or business or consumer
publications as, among others:            AAII Journal, Barron's,
Boston Business Journal, Boston Globe,












          Boston Herald, Business Week, Consumer's Digest,
Consumer Guide           Publications, Changing Times, Financial
Planning, Financial           World, Forbes, Fortune, Growth Fund
Guide, Houston Post,           Institutional Investor,
International Fund Monitor, Investor's           Daily, Los
Angeles Times, Medical Economics, Miami Herald, Money
Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source
      Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek,
No           Load Fund Investor, No Load Fund* X, Oakland
Tribune, Pension           World, Pensions and Investment Age,
Personal Investor, Rugg and           Steele, Time, U.S. News and
World Report, USA Today, The Wall           Street Journal, and
Washington Post.

                                 FINANCIAL STATEMENTS

               The Funds' (except for Ivy Asia Pacific Fund, Ivy
Global           Natural Resources Fund and Ivy International
Small Companies           Fund) Portfolios of Investments as of
December 31, 1996,           Statements of Assets and Liabilities
as of December 31, 1996,           Statements of Operations for
the fiscal year ended December 31,           1996 (for the period
from July 22, 1996 (commencement of           operations) to
December 31, 1996 for Ivy Global Science &           Technology
Fund), Statements of Changes in Net Assets for the
fiscal years ended December 31, 1996 and December 31, 1995 (for the period from July 22, 1996 (commencement of operations)
to           December 31, 1996 for Ivy Global Science &
Technology Fund),           Financial Highlights, Notes to
Financial Statements, and Reports           of Independent
Accountants are included in each Fund's December           31,
1996 Annual Report to shareholders, which are incorporated by reference into this SAI.  The Statement of Assets and
Liabilities           for each of Ivy Asia Pacific Fund, Ivy
Global Natural Resources           Fund and Ivy International
Small Companies Fund as of December           10, 1996 and the
Notes thereto are attached hereto as Appendix B.
































                                      APPENDIX A

              DESCRIPTION OF STANDARD & POOR'S CORPORATION
("S&P") AND              MOODY'S INVESTORS SERVICE, INC.
("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS

          [From "Moody's Bond Record," November 1994 Issue
(Moody's           Investors Service, New York, 1994), and
"Standard & Poor's           Municipal Ratings Handbook," October
1994 Issue (McGraw Hill, New           York, 1994).]

          MOODY'S:

               (a)  CORPORATE BONDS.  Bonds rated Aaa by Moody's
are judged           by Moody's to be of the best quality,
carrying the smallest           degree of investment risk.
Interest payments are protected by a           large or
exceptionally stable margin and principal is secure.
Bonds rated Aa are judged by Moody's to be of high quality by all standards.  Aa bonds are rated lower than Aaa bonds
because           margins of protection may not be as large as
those of Aaa bonds,           or fluctuations of protective
elements may be of greater           amplitude, or there may be
other elements present which make the           long-term risks
appear somewhat larger than those applicable to           Aaa
securities.  Bonds which are rated A by Moody's possess many favorable investment attributes and are considered as upper medium-grade obligations.  Factors giving security to
principal           and interest are considered adequate, but
elements may be present           which suggest a susceptibility
to impairment sometime in the           future.

               Bonds rated Baa by Moody's are considered medium-
grade           obligations, i.e., they are neither highly
protected nor poorly           secured.  Interest payments and
principal security appear           adequate for the present, but
certain protective elements may be           lacking or may be
characteristically unreliable over any great           length of
time.  Such bonds lack outstanding investment
characteristics and in fact have speculative characteristics as well.  Bonds which are rated Ba are judged to have
speculative           elements; their future cannot be considered
well-assured.  Often           the protection of interest and
principal payments may be very           moderate and thereby not
well safeguarded during both good and           bad times over
the future.  Uncertainty of position characterizes
bonds in this class.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments of or maintenance of other
terms           of the contract over any long period of time may
be small.

               Bonds which are rated Caa are of poor standing.
Such           issues may be in default or there may be present
elements of           danger with respect to principal or
interest.  Bonds which are           rated Ca represent
obligations which are speculative in a high           degree.
Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

               (b)  COMMERCIAL PAPER.  The Prime rating is the
highest           commercial paper rating assigned by Moody's.
Among the factors           considered by Moody's in assigning
ratings are the following:            (1) evaluation of the
management of the issuer; (2) economic           evaluation of
the issuer's industry or industries and an           appraisal of
speculative-type risks which may be inherent in           certain
areas; (3) evaluation of the issuer's products in
relation to competition and customer acceptance; (4) liquidity;
       (5) amount and quality of long-term debt; (6) trend of
earnings           over a period of ten years; (7) financial
strength of a parent           company and the relationships
which exist with the issuer; and           (8) recognition by
management of obligations which may be present           or may
arise as a result of public interest questions and
preparations to meet such obligations.  Issuers within this Prime category may be given ratings 1, 2 or 3, depending on
the           relative strengths of these factors.  The
designation of Prime-1           indicates the highest quality
repayment capacity of the rated           issue.

          S&P:

               (a)  CORPORATE BONDS.  An S&P corporate debt
rating is a           current assessment of the creditworthiness
of an obligor with           respect to a specific obligation.
The ratings are based on           current information furnished
by the issuer or obtained by S&P           from other sources it
considers reliable.  The ratings described           below may be
modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               Debt rated AAA by S&P is considered by S&P to be
the highest           grade obligation.  Capacity to pay interest
and repay principal           is extremely strong.  Debt rated AA
is judged by S&P to have a           very strong capacity to pay
interest and repay principal and           differs from the
highest rated issues only in small degree.  Debt           rated
A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               Debt rated BBB by S&P is regarded by S&P as having
an           adequate capacity to pay interest and repay
principal.  Although           such bonds normally exhibit
adequate protection parameters,           adverse economic
conditions or changing circumstances are more           likely to
lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

               Debt rated BB, B, CCC, CC and C is regarded as
having           predominately speculative characteristics with
respect to           capacity to pay interest and repay
principal.  BB indicates the           least degree of
speculation and C the highest.  While such debt           will
likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues.
However,           it faces major ongoing uncertainties or
exposure to adverse           business, financial or economic
conditions which could lead to           inadequate capacity to
meet timely interest and principal           payments.  The BB
rating category is also used for debt           subordinated to
senior debt that is assigned an actual or implied           BBB-
rating.  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or
economic           conditions will likely impair capacity or
willingness to pay           interest and repay principal.  The B
rating category is also used           for debt subordinated to
senior debt that is assigned an actual           or implied BB or
BB- rating.  Debt rated CCC has a currently
identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to
meet           timely payment of interest and repayment of
principal.  In the           event of adverse business, financial
or economic conditions, it           is not likely to have the
capacity to pay interest and repay           principal.  The CCC
rating category is also used for debt           subordinated to
senior debt that is assigned an actual or implied           B or B-
 rating.  The rating CC typically is applied to debt
subordinated to senior debt which is assigned an actual or
  implied CCC debt rating.  The rating C typically is applied to debt subordinated to senior debt which is assigned an
actual or           implied CCC- debt rating.  The C rating may
be used to cover a           situation where a bankruptcy
petition has been filed, but debt           service payments are
continued.

               (b)  COMMERCIAL PAPER.  An S&P commercial paper
rating is a           current assessment of the likelihood of
timely payment of debt           having an original maturity of
no more than 365 days.

               Commercial paper rated A by S&P has the following characteristics: (i) liquidity ratios are adequate to
meet cash           requirements; (ii) long-term senior debt
rating should be A or           better, although in some cases
BBB credits may be allowed if           other factors outweigh
the BBB; (iii) the issuer should have           access to at
least one additional channel of borrowing; (iv)           basic
earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the
issuer           should have a strong position within its
industry and the           reliability and quality of management
should be unquestioned.            Issues rated A are further
referred to by use of numbers 1, 2 and           3 to denote
relative strength within this highest classification.
For example, the A-1 designation indicates that the degree of safety regarding timely payment of debt is strong.

               Issues rated B are regarded as having only
speculative           capacity for timely payment.  The C rating
is assigned to short-          term debt obligations with a
doubtful capacity for payment.














                                      APPENDIX B

                         STATEMENT OF ASSETS AND LIABILITIES
                         AS OF DECEMBER 10, 1996
                                         AND
                          REPORT OF INDEPENDENT ACCOUNTANTS

_________________________________________________________________
         IVY ASIA PACIFIC FUND
          STATEMENT OF ASSETS AND LIABILITIES
          DECEMBER 10, 1996

_________________________________________________________________

          ASSETS
            Cash  . . . . . . . . . . . . . . . .    $    30
      Deferred organization expenses  . . .     13,732
Prepaid Blue Sky Fees . . . . . . . .     31,434
                                   -------               Total
Assets . . . . . . . . . . .     45,196
                          -------          LIABILITIES
            Due to affiliate  . . . . . . . . . .     45,166
                                               -------
          NET ASSETS  . . . . . . . . . . . . . .    $    30
                                               =======
CLASS A:
            Net asset value and
               redemption price per share
               ($10 / 1 share outstanding)  . . .    $ 10.00
                                               =======
Maximum offering price
               per share
               ($10.00 x 100 / 94.25)*  . . . . .    $ 10.61
                                               =======
CLASS B:
            Net asset value and
               offering price per share
               ($10 / 1 share outstanding)**  . .    $ 10.00
                                               =======
CLASS C:
            Net asset value and
               offering price per share
               ($10 / 1 share outstanding)**  . .    $ 10.00
                                               =======
NET ASSETS CONSISTS OF:
            Capital paid-in . . . . . . . . . . .    $    30
                                               =======

           *   On sales of more than $50,000 the offering price
is reduced.           **   Redemption price per share is equal to
the net asset value                per share less any applicable
contingent deferred sales                charge, up to a maximum
of 5%.

                       (See Notes to Financial Statements)














_________________________________________________________________
         IVY ASIA PACIFIC FUND
          NOTES TO STATEMENT OF ASSETS AND LIABILITIES
          DECEMBER 10, 1996

_________________________________________________________________

          1. ORGANIZATION: Ivy Asia Pacific Fund is a diversified
series of           shares of Ivy Fund.  The shares of beneficial
interest are           assigned no par value and an unlimited
number of shares of Class           A, Class B and Class C are
authorized.  Ivy Fund was organized as           a Massachusetts
business trust under a Declaration of Trust dated
December 21, 1983 and is registered under the Investment Company
        Act of 1940, as amended, as an open-end management
investment           company.

          The Fund will commence operations on January 1, 1997.
As of the           date of this report, operations have been
limited to           organizational matters and the issuance of
initial shares to           Mackenzie Investment Management Inc.
(MIMI).

          2. ORGANIZATION COSTS AND PREPAID BLUE SKY FEES:
Organization           expenses are being amortized over a five
year period from January           1, 1997, the commencement date
of operations.  Blue sky fees are           being amortized over
a one year period from Januray 1, 1997.            Such
organizational expenses and blue sky fees have been paid by MIMI and will be reimbursed by the Fund.

          3.  TRANSACTIONS WITH AFFILIATES:  Ivy Management, Inc.
(IMI), a           wholly owned subsidiary of MIMI, is the
Manager and Investment           Adviser of the Fund.  Currently,
IMI voluntarily limits the           Fund's total operating
expenses (excluding taxes, 12b-1 fees,           brokerage
commissions, interest, litigation and indemnification expenses, and any other extraordinary expenses) to an annual rate of 1.95% of its average net assets.

          MIMI provides certain administrative, accounting and
pricing           services for the Fund.

          Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor
of the           Fund's shares, and as such, purchases shares
from the Fund at net           asset value to settle orders from
investment dealers.

          Ivy Mackenzie Services Corp. (IMSC), a wholly owned
subsidiary of           MIMI, is the transfer and shareholder
servicing agent for the           Fund.

          Officers of Ivy Fund are officers and/or employees of
MIMI, IMI,           IMDI and IMSC.  Such individuals are not
compensated by the Fund           for services in their capacity
as officers of Ivy Fund.  Trustees           of Ivy Fund who are
not affiliated with MIMI or IMI receive           compensation
from the Fund.













                         STATEMENT OF ASSETS AND LIABILITIES
                         AS OF DECEMBER 10, 1996
                        AND REPORT OF INDEPENDENT ACCOUNTANTS

_________________________________________________________________
         IVY GLOBAL NATURAL RESOURCES FUND
          STATEMENT OF ASSETS AND LIABILITIES
          DECEMBER 10, 1996

_________________________________________________________________

          ASSETS
            Cash  . . . . . . . . . . . . . . . .    $    30
      Deferred Organization Expenses  . . .     13,732
Prepaid Blue Sky Fees . . . . . . . .     31,436
                                   -------               Total
Assets . . . . . . . . . . .     45,198
                          -------          LIABILITIES
            Due to affiliate  . . . . . . . . . .     45,168
                                               -------
          NET ASSETS  . . . . . . . . . . . . . .    $    30
                                               =======
CLASS A:
            Net asset value and
               redemption price per share
               ($10 / 1 share outstanding)  . . .    $ 10.00
                                               =======
Maximum offering price
               per share
               ($10.00 x 100 / 94.25)*  . . . . .    $ 10.61
                                               =======
CLASS B:
            Net asset value and
               offering price per share
               ($10 / 1 share outstanding)**  . .    $ 10.00
                                               =======
CLASS C:
            Net asset value and
               offering price per share
               ($10 / 1 share outstanding)**  . .    $ 10.00
                                               =======
NET ASSETS CONSISTS OF:
            Capital paid-in . . . . . . . . . . .    $    30
                                               =======

           *   On sales of more than $50,000 the offering price
is reduced.           **   Redemption price per share is equal to
the net asset value                per share less any applicable
contingent deferred sales                charge, up to a maximum
of 5%.

                       (See Notes to Financial Statements)

















_________________________________________________________________
         IVY GLOBAL NATURAL RESOURCES FUND
          NOTES TO STATEMENT OF ASSETS AND LIABILITIES
          DECEMBER 10, 1996

_________________________________________________________________

          1. ORGANIZATION: Ivy Global Natural Resources Fund is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an
unlimited           number of shares of Class A, Class B and
Class C are authorized.            Ivy Fund was organized as a
Massachusetts business trust under a           Declaration of
Trust dated December 21, 1983 and is registered           under
the Investment Company Act of 1940, as amended, as an open-end management investment company.

          The Fund will commence operations on January 1, 1997.
As of the           date of this report, operations have been
limited to           organizational matters and the issuance of
initial shares to           Mackenzie Investment Management Inc.
(MIMI).

          2. ORGANIZATION COSTS AND PREPAID BLUE SKY FEES:
Organization           expenses are being amortized over a five
year period from January           1, 1997, the commencement date
of operations.  Blue sky fees are           being amortized over
a one year period from Januray 1, 1997.            Such
organizational expenses and blue sky fees have been paid by MIMI and will be reimbursed by the Fund.

          3.  TRANSACTIONS WITH AFFILIATES:  Ivy Management, Inc.
(IMI), a           wholly owned subsidiary of MIMI, is the
Manager and Investment           Adviser of the Fund.  Currently,
IMI voluntarily limits the           Fund's total operating
expenses (excluding taxes, 12b-1 fees,           brokerage
commissions, interest, litigation and indemnification expenses, and any other extraordinary expenses) to an annual rate of 1.95% of its average net assets.

          MIMI provides certain administrative, accounting and
pricing           services for the Fund.

          Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor
of the           Fund's shares, and as such, purchases shares
from the Fund at net           asset value to settle orders from
investment dealers.

          Ivy Mackenzie Services Corp. (IMSC), a wholly owned
subsidiary of           MIMI, is the transfer and shareholder
servicing agent for the           Fund.

          Officers of Ivy Fund are officers and/or employees of
MIMI, IMI,           IMDI and IMSC.  Such individuals are not
compensated by the Fund           for services in their capacity
as officers of Ivy Fund.  Trustees           of Ivy Fund who are
not affiliated with MIMI or IMI receive           compensation
from the Fund.













                         STATEMENT OF ASSETS AND LIABILITIES
                         AS OF DECEMBER 10, 1996
                        AND REPORT OF INDEPENDENT ACCOUNTANTS

_________________________________________________________________
         IVY INTERNATIONAL SMALL COMPANIES FUND
          STATEMENT OF ASSETS AND LIABILITIES
          DECEMBER 10, 1996

_________________________________________________________________
         ASSETS
            Cash  . . . . . . . . . . . . . . . .    $    40
      Deferred organization expenses  . . .     13,755
Prepaid Blue Sky Fees . . . . . . . .     32,020
                                   -------               Total
Assets . . . . . . . . . . .     45,815
                          -------          LIABILITIES
            Due to affiliate  . . . . . . . . . .     45,775
                                               -------
NET ASSETS  . . . . . . . . . . . . . .    $    40
                                     =======           CLASS A:
            Net asset value and
               redemption price per share
               ($10 / 1 share outstanding)  . . .    $ 10.00
                                               =======
Maximum offering price
               per share
               ($10.00 x 100 / 94.25)*  . . . . .    $ 10.61
                                               =======
CLASS B:
            Net asset value and
               offering price per share
               ($10 / 1 share outstanding)**  . .    $ 10.00
                                               =======
CLASS C:
            Net asset value and
               offering price per share
               ($10 / 1 share outstanding)**  . .    $ 10.00
                                               =======
CLASS I:
            Net asset value, offering price,
               and redemption price per share
               ($10 / 1 share outstanding)  . . .    $ 10.00
                                               =======
NET ASSETS CONSISTS OF:
            Capital paid-in . . . . . . . . . . .    $    40
                                               =======
*   On sales of more than $50,000 the offering price is reduced.
        **   Redemption price per share is equal to the net asset
value                per share less any applicable contingent
deferred sales                charge, up to a maximum of 5%.

                       (See Notes to Financial Statements)















_________________________________________________________________
         IVY INTERNATIONAL SMALL COMPANIES FUND
          NOTES TO STATEMENT OF ASSETS AND LIABILITIES
          DECEMBER 10, 1996

_________________________________________________________________

          1. ORGANIZATION: Ivy International Small Companies Fund
is a           diversified series of shares of Ivy Fund.  The
shares of           beneficial interest are assigned no par value
and an unlimited           number of shares of Class A, Class B,
Class C and Class I are           authorized.  Ivy Fund was
organized as a Massachusetts business           trust under a
Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

          The Fund will commence operations on January 1, 1997.
As of the           date of this report, operations have been
limited to           organizational matters and the issuance of
initial shares to           Mackenzie Investment Management Inc.
(MIMI).

          2. ORGANIZATION COSTS AND PREPAID BLUE SKY FEES:
Organization           expenses are being amortized over a five
year period from January           1, 1997, the commencement date
of operations.  Blue sky fees are           being amortized over
a one year period from Januray 1, 1997.            Such
organizational expenses and blue sky fees have been paid by MIMI and will be reimbursed by the Fund.

          3.  TRANSACTIONS WITH AFFILIATES:  Ivy Management, Inc.
(IMI), a           wholly owned subsidiary of MIMI, is the
Manager and Investment           Adviser of the Fund.  Currently,
IMI voluntarily limits the           Fund's total operating
expenses (excluding taxes, 12b-1 fees,           brokerage
commissions, interest, litigation and indemnification expenses, and any other extraordinary expenses) to an annual rate of 1.95% of its average net assets.

          MIMI provides certain administrative, accounting and
pricing           services for the Fund.

          Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor
of the           Fund's shares, and as such, purchases shares
from the Fund at net           asset value to settle orders from
investment dealers.

          Ivy Mackenzie Services Corp. (IMSC), a wholly owned
subsidiary of           MIMI, is the transfer and shareholder
servicing agent for the           Fund.

          Officers of Ivy Fund are officers and/or employees of
MIMI, IMI,           IMDI and IMSC.  Such individuals are not
compensated by the Fund           for services in their capacity
as officers of Ivy Fund.  Trustees           of Ivy Fund who are
not affiliated with MIMI or IMI receive           compensation
from the Fund.













                                      APPENDIX C

                        SELECTED ECONOMIC AND MARKET DATA FOR
                  ASIA PACIFIC AND CHINA REGION COUNTRIES

               The information set forth in this Appendix has
been           extracted from various government and private
publications. Ivy           China Region Fund and the Trust's
Board of Trustees make no           representation as to the
accuracy of such information, nor has           the Fund or the
Trust's Board of Trustees attempted to verify it.
               The China Region, one of the fastest growing areas
of the           world, is diverse, dynamic and evolving. In
terms of population,           this region is almost six times
the size of the United States.

               Countries in this region are at various stages of
economic           development. Hong Kong and Singapore are at a
more advanced stage           of economic growth while countries
such as Indonesia and China           are at the early stages of
economic development. GDP per capita           data presented
below illustrates this point. The following table           shows
the GDP, population and per capita GDP of the China Region countries and, for comparison purposes, the United States.

                                         1996

                                        GDP ($US       POPULATION
   PER CAPITA                               BILLIONS)
(MILLIONS)     GDP ($US)                               ---------
   ---------      ---------          Hong Kong           144.1
     5.7            25,281           Korea               455.6
     43.4           10,498           Singapore           81.5
     2.7            30,185           Taiwan              237.7
     20.6           11,539           Thailand            166.5
     54.5           30,055           Malaysia            84.1
     17.6           4,778           Indonesia           170.7
    179.4          952           Philippines         74.1
 60.6           1,223           China               672.4
1,160.04       580           China Region        2,086.7
1,544.54       1,351           USA                 7,080.0
248.7          28,468
          Source: International Marketing Data and Statistics,
21st Ed.           (Euromonitor 1997).

               Total GDP for the China Region was about $2.1
billion in           1995, approximately twenty nine percent of
the GDP of the United           States. Year over year growth in
GDP for the China Region is           significant, averaging
14.13% for the five-year period 1991-1995           compared with
only 5.10% for the United States for the same           period.
The following tables show the annual change in GDP and inflation, as measured by the Consumer Price Indexes (CPI), in
      1991-1995 and the average for the five-year period
1991-1995.














                           CHANGE IN GROSS DOMESTIC PRODUCT


AVERAGE                          1991    1992    1993    1994
1995    1991-95                          -----   -----   -----
-----   ------  -------          Hong Kong      14.76%  16.58%
15.17%  13.55%  9.33%   13.88%           Korea          20.16%
11.43%  11.13%  14.17%  15.18%  14.41%           Singapore
11.88%  7.12%   14.52%  14.04%  9.63%   11.44%           Taiwan
     11.69%  10.95%  10.06%  3.14%   3.91%   7.95%
Thailand       14.97%  12.47%  11.89%  13.60%  15.21%  13.63%
     Malaysia       11.85%  14.07%  10.32%  13.68%  13.83%
12.75%           Indonesia      16.29%  14.26%  26.89%  14.99%
1.01%   14.69%           Philippines    15.86%  8.30%   9.13%
14.84%  12.48%  12.12%           China          14.20%  18.97%
30.64%  39.58%  28.29%  26.34%           United States  3.63%
5.19%   5.37%   6.23%   5.07%   5.10%

          Sources: International Marketing Data and Statistics,
21ST Ed.           (Euromonitor 1997).

                           CHANGE IN CONSUMER PRICE INDEXES


AVERAGE                          1991    1992    1993    1994
1995    1991-95                          -----   -----   -----
-----   -----   -------          Hong Kong      11.6%   9.3%
8.6%    8.1%    8.7%    9.26%           Korea          9.7%
6.2%    4.8%    6.3%    4.5%    6.30%           Singapore
3.5%    2.3%    2.4%    3.0%    1.7%    2.58%           Taiwan
    3.6%    4.5%    2.9%    4.5%    3.7%    3.84%
Thailand       5.7%    4.1%    3.6%    5.1%    7.3%    5.16%
    Malaysia       4.4%    4.8%    3.4%    3.7%    5.3%    4.32%
        Indonesia      9.2%    7.5%    9.7%    8.5%    9.4%
8.86%           Philippines    18.7%   8.9%    7.6%    9.1%
11.2%   11.10%           China          5.1%    6.7%    9.1%
24.2%   16.9%   12.40%           United States  4.2%    3.0%
3.0%    2.6%    2.8%    3.12%

          Sources: OECD Economic Outlook, June 1996, Vol. 59; Key
         Indicators and Developing Asian & Pacific Countries,
1994, Volume           XXV; Emerging Stock Market Factbook 1996.

               As the economic in the China Region have
experienced           different levels of growth, so too have
their stock markets. The           following tables show the
capitalization of the stock markets,           and the changes in
stock prices as measured by the local stock           indexes.

                      STOCK MARKET CAPITALIZATION ($US MILLIONS)

                         1991      1992      1993      1994
1995                          -------   -------   -------   -----
--   -------          China          2,028     18,255    40,567
43,521    42,055           Hong Kong      121,689   170,793
381,459   267,331   301,065           Korea          96,373
107,448   139,420   191,778   181,955           Singapore
58,520    61,180    147,810   177,670   203,230           Taiwan
      124,864   101,124   195,198   247,325   187,206












          Thailand       35,815    58,259    130,510   131,479
141,507           Malaysia       58,627    94,004    220,328
199,276   222,729           Indonesia      6,823     12,038
32,953    47,241    66,585           Philippines    10,197
13,794    40,327    55,519    58,859

          Sources: World Stock Exchange Factbook, 1997; Emerging
Stock           Markets Factbook, 1996; Hong Kong Stock Exchange
Market.
                          ANNUAL PERCENTAGE CHANGES IN LOCAL
                           STOCK MARKET INDEXES

                         1991      1992      1993      1994
1995                          ------    ------    ------    -----
-    ------          China          192.8%    -12.9%    6.8%
-22.30%   -14.3%           Hong Kong      -42.0%    -28.3%
-115.7%   31.1      -23.0%           Korea          -12.2%
11.0%     27.7%     18.6%     -14.1%           Singapore
25.1%     -2.4%     59.2%     -15.1%    4.09%           Taiwan
    1.6%      -26.6%    79.8%     17.4%     -27.4%
Thailand       16.1%     25.6%     88.4%     -19.2%    -5.8%
    Malaysia       9.9%      15.8%     98.0%     -23.8%    2.5%
       Indonesia      -40.8%    10.9%     114.6%    -20.2%
9.4%           Philippines    76.7%     9.1%      154.4%
-12.8%    -6.9%

          Sources: Emerging Stock Market Factbook, 1996; Hong
Kong Stock           Exchange.

               Equity valuations in the China Region, as measured
by           price/earnings ratios, also vary from country to
country           according to economic growth forecasts,
corporate earnings growth           forecasts, the outlook for
inflation, exchange rates and overall           investor
sentiment.

                                PRICE/EARNINGS RATIOS

                         1991      1992      1993      1994
1995                          -----     -----     -----     -----
   -----          Hong Kong      13.8      12.9      16.7
13.1      13.7           Korea          21.3      21.4      25.1
   34.5      19.8           Singapore      19.5      19.2
24.7      30.4      23.3           Taiwan         22.3      16.6
   34.7      36.8      21.4           Thailand       12.0
13.9      27.5      21.2      21.7           Malaysia       21.3
   21.8      43.5      29.0      25.1           Indonesia
11.6      12.2      28.9      20.2      19.8
Philippines    11.3      14.1      38.8      30.8      19.0

          Sources: World Stock Exchange Factbook, 1996; Emerging
Stock           Market Factbook, 1996.

               The following table shows changes in the exchange
rate of           the currency of each China Region country
relative to the U.S.           dollar for the years ended
December 31, 1991-1995.
                    CURRENCY MOVEMENTS VERSUS US DOLLAR (%
CHANGE)













                               YEAR ENDED DECEMBER 31,
               --------------------------------------------------
------                            1991      1992      1993
1994      1995                             ------    -----     --
----    ------    -----          Hong Kong         0.23%
0.39%     0.06%     0.13%     0.13%           Korea
-6.19%    -3.91%    -2.50%    2.43%     0.16%           Singapore
       6.53%     -0.88%    2.24%     9.16%     3.18%
Taiwan            4.24%     1.29%     -4.73%    0.27%     -3.8%
       Thailand          0.99%     -1.76%    0.04%     1.47%
-0.34%           Malaysia          -0.82%    3.88%     2.98%
5.18%     0.57%           Indonesia         -5.03%    -4.00%
-1.92%    -4.52%    -4.03%           Philippines       3.86%
2.10%     -5.47%    9.63%     -7.5%           China (Official)
-4.06%    -5.84%    -0.84%    -45.6%    1.53%

          Sources: International Financial Statistics, Volume L,
Number 4,           April 1997; Emerging Stock Market Factbook,
1996.


















































                                IVY MONEY MARKET FUND

                                     a series of

                                       IVY FUND
                        Via Mizner Financial Plaza, Suite 300
                         700 South Federal Highway
                              Boca Raton, Florida  33432

                         STATEMENT OF ADDITIONAL INFORMATION

                                   April 30, 1997

__________________________________________________________

                Ivy Fund (the "Trust") is an open-end management
investment           company that currently consists of sixteen
fully managed           portfolios, each of which (except for Ivy
Latin America Strategy           Fund and Ivy International Bond
Fund) is diversified.  Each of           Ivy Latin America
Strategy Fund and Ivy International Bond Fund           is a non-
diversified portfolio.  This Statement of Additional
Information ("SAI") describes one of these portfolios:  Ivy Money
         Market Fund (the "Fund").  The other fifteen portfolios
of the           Trust are described in separate Statements of
Additional           Information.

               This SAI is not a prospectus, and should be read
in           conjunction with the prospectus for the Fund dated
April 30, 1997           (the "Prospectus"), which may be
obtained upon request and           without charge from the Trust
at the Distributor's address and           telephone number
listed below.


                                  INVESTMENT MANAGER

                             Ivy Management, Inc. ("IMI")
                        Via Mizner Financial Plaza, Suite 300
                         700 South Federal Highway
                              Boca Raton, Florida  33432
                              Telephone:  (800) 777-6472

                                     DISTRIBUTOR

                           Ivy Mackenzie Distributors, Inc.
                 Via Mizner Financial Plaza, Suite 300
                  700 South Federal Highway
                              Boca Raton, Florida  33432
                              Telephone:  (800) 456-5111



















                                  TABLE OF CONTENTS


    PAGE

          INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . .
 . . .   4                U.S. GOVERNMENT SECURITIES . . . . . . .
 . . . . . . . .   4                COMMERCIAL PAPER . . . . . . .
 . . . . . . . . . . . . .   5                BANKING INDUSTRY AND
SAVINGS AND LOAN OBLIGATIONS  . . .   5

          INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . .
 . . .   6

          ADDITIONAL RESTRICTIONS . . . . . . . . . . . . . . . .
 . . .   7

          ADDITIONAL RIGHTS AND PRIVILEGES  . . . . . . . . . . .
 . . .   8                AUTOMATIC INVESTMENT METHOD  . . . . . .
 . . . . . . . .   9                EXCHANGE OF SHARES . . . . . .
 . . . . . . . . . . . . .   9                RETIREMENT PLANS . .
 . . . . . . . . . . . . . . . . . .  10
INDIVIDUAL RETIREMENT ACCOUNTS  . . . . . . . . . .  11
         QUALIFIED PLANS . . . . . . . . . . . . . . . . . .  12
                  DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
                     CHARITABLE ORGANIZATIONS ("403(B)(7)
                ACCOUNT")  . . . . . . . . . . . . . . . . . .
13                     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS
 . . . . .  14                     SIMPLE PLANS  . . . . . . . . .
 . . . . . . . . . .  14                SYSTEMATIC WITHDRAWAL PLAN
 . . . . . . . . . . . . . . .  14                GROUP SYSTEMATIC
INVESTMENT PROGRAM  . . . . . . . . . .  15

          BROKERAGE ALLOCATION  . . . . . . . . . . . . . . . . .
 . . .  15

          TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . .
 . . .  17                PERSONAL INVESTMENTS BY EMPLOYEES OF IMI
 . . . . . . . .  21

          COMPENSATION TABLE  . . . . . . . . . . . . . . . . . .
 . . .  22

          INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . .
 . . .  24                BUSINESS MANAGEMENT AND INVESTMENT
ADVISORY SERVICES . .  24                DISTRIBUTION SERVICES  .
 . . . . . . . . . . . . . . . .  26                     RULE
18F-3 PLAN . . . . . . . . . . . . . . . . . .  27
CUSTODIAN  . . . . . . . . . . . . . . . . . . . . . . .  27
         FUND ACCOUNTING SERVICES . . . . . . . . . . . . . . . .
27                TRANSFER AND DIVIDEND PAYING AGENT . . . . . .
 . . . . .  28                ADMINISTRATOR  . . . . . . . . . . .
 . . . . . . . . . .  28                AUDITORS . . . . . . . . .
 . . . . . . . . . . . . . . .  28

          CAPITALIZATION AND VOTING RIGHTS  . . . . . . . . . . .
 . . .  28

          NET ASSET VALUE . . . . . . . . . . . . . . . . . . . .
 . . .  31

          REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . .
 . . .  31

          TAXATION  . . . . . . . . . . . . . . . . . . . . . . .
 . . .  33                     GENERAL . . . . . . . . . . . . . .
 . . . . . . . .  33                     DEBT SECURITIES ACQUIRED
AT A DISCOUNT  . . . . . .  34                     DISTRIBUTIONS
 . . . . . . . . . . . . . . . . . . .  35












                    DISPOSITION OF SHARES . . . . . . . . . . . .
 . . .  36                     BACKUP WITHHOLDING  . . . . . . . .
 . . . . . . . .  36                     OTHER INFORMATION . . . .
 . . . . . . . . . . . . .  37

          CALCULATION OF YIELD  . . . . . . . . . . . . . . . . .
 . . .  37                     STANDARDIZED YIELD QUOTATIONS . . .
 . . . . . . . .  37                     OTHER QUOTATIONS,
COMPARISONS AND GENERAL                          INFORMATION  . .
 . . . . . . . . . . . . . . .  38

          FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . .
 . . .  38

          APPENDIX A
               DESCRIPTION OF STANDARD & POOR'S CORPORATION
("S&P") AND             MOODY'S INVESTORS SERVICE, INC.
("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS . . . . . . . .  40



















































                          INVESTMENT OBJECTIVE AND POLICIES

               The Trust is a diversified open-end management
investment           company organized as a Massachusetts
business trust on December           21, 1983.  The Fund's
investment objective and general investment           policies
are described in the Prospectus. Additional information concerning the Fund's investments is set forth below.

          U.S. GOVERNMENT SECURITIES

                    U.S. Government securities are obligations
of, or           guaranteed by, the U.S. Government, its agencies
or           instrumentalities.  Securities guaranteed by the
U.S. Government           include:  (1) direct obligations of the
U.S. Treasury (such as           Treasury bills, notes, and
bonds) and (2) Federal agency           obligations guaranteed as
to principal and interest by the U.S.           Treasury (such as
GNMA certificates, which are mortgage-backed
securities).  When such securities are held to maturity, the payment of principal and interest is unconditionally
guaranteed           by the U.S. Government, and thus they are of
the highest possible           credit quality.  U.S. Government
securities that are not held to           maturity are subject to
variations in market value due to           fluctuations in
interest rates.

               Mortgage-backed securities are securities
representing part           ownership of a pool of mortgage
loans.  For example, GNMA           certificates are such
securities in which the timely payment of           principal and
interest is guaranteed by the full faith and credit           of
the U.S. Government.  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average
life           of the loans typically will be substantially less
because the           mortgages will be subject to principal
amortization and may be           prepaid prior to maturity.
Prepayment rates vary widely and may           be affected by
changes in market interest rates.  In periods of
falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the
security.            Conversely, rising interest rates tend to
decrease the rate of           prepayment, thereby lengthening
the actual average life of the           security (and increasing
the security's price volatility).            Accordingly, it is
not possible to predict accurately the average           life of
a particular pool.  Reinvestment of prepayment may occur
at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-
        backed securities can be less effective than typical
bonds of           similar maturities at "locking in" yields
during periods of           declining interest rates.  Such
securities may appreciate or           decline in market value
during periods of declining or rising           interest rates,
respectively.

               Securities issued by U.S. Government
instrumentalities and           certain federal agencies are
neither direct obligations of nor           guaranteed by the
U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's
right to           borrow from the Treasury, some are supported
by the discretionary           authority of the Treasury to
purchase certain obligations of the           issuer, others are
supported only by the credit of the issuing           government
agency or instrumentality.  These agencies and
instrumentalities include, but are not limited to, Federal Land
       Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home
        Loan Banks, Federal National Mortgage Association,
Federal Home           Loan Mortgage Corporation, and Student
Loan Marketing           Association.

          COMMERCIAL PAPER

                    Commercial paper represents short-term
unsecured           promissory notes issued in bearer form by
bank holding companies,           corporations and finance
companies.  The Fund may invest in           commercial paper
that is rated Prime-1 by Moody's or A-1 by S&P           or, if
not rated by Moody's or S&P, is issued by companies having
  an outstanding debt issue rated Aaa or Aa by Moody's or AAA or
AA           by S&P.

          BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

               The Fund may invest in bank obligations, which may
include           certificates of deposit, bankers' acceptances
and other short-          term debt obligations.  Certificates of
deposit are negotiable           certificates issued against
funds deposited in a commercial bank           for a definite
period of time and earning a specified return.
Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for
specific           merchandise, that are "accepted" by a bank,
meaning, in effect,           that the bank unconditionally
agrees to pay the face value of the           instrument on
maturity.

               The Fund may invest in certificates of deposit of
large           domestic banks (i.e., banks that at the time of
their most recent           annual financial statements show
total assets in excess of $1           billion), including
foreign branches of such domestic banks, and           of smaller
banks as described below. The Fund will not invest in certificates of deposit of foreign banks. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in
certificates of           deposit issued by domestic banks,
including the possible           imposition of withholding taxes
on interest income, the possible           adoption of foreign
governmental restrictions which might           adversely affect
the payment of principal and interest on such
certificates of deposit, or other adverse political or economic developments.  In addition, it might be more difficult to
obtain           and enforce a judgment against a foreign branch
of a domestic           bank.  Although the Trust recognizes that
the size of a bank is           important, this fact alone is not
necessarily indicative of its           creditworthiness.  The
Fund may invest in certificates of deposit












          issued by banks and savings and loan institutions that
at the           time of their most recent annual financial
statements had total           assets of less than $1 billion,
provided that (i) the principal           amounts of such
certificates of deposit are insured by an agency           of the
U.S. Government, (ii) at no time will the Fund hold more
than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no
more than           10% of the Fund's assets (taken at current
value) are invested in           certificates of deposit of such
banks having total assets not in           excess of $1 billion.

                               INVESTMENT RESTRICTIONS

               The Fund's investment objectives as set forth in
the           Prospectus under "Investment Objective and
Policies," together           with the investment restrictions
set forth below, are fundamental           policies of the Fund
and may not be changed without the approval           of a
majority (as defined in the Investment Company Act of 1940,
   as amended (the "1940 Act")) of the Fund's outstanding voting shares. Under these restrictions, the Fund may not:

               (i)       borrow money, except for temporary
purposes where                          investment transactions
might advantageously                          require it.  Any
such loan may not be for a period                          in
excess of 60 days, and the aggregate amount of
     all outstanding loans may not at any time exceed
            10% of the value of the total assets of the Fund
                   at the time any such loan is made;

               (ii)      purchase securities on margin;

               (iii)     sell securities short;

               (iv)      lend any funds or other assets, except
that this                          restriction shall not prohibit
(a) the entry into                          repurchase agreements
or (b) the purchase of                          publicly
distributed bonds, debentures and other
securities of a similar type, or privately placed
        municipal or corporate bonds, debentures and other
                 securities of a type customarily purchased by
                     institutional investors or publicly traded
in the                          securities markets;

               (v)       participate in an underwriting or
selling group in                          connection with the
public distribution of                          securities except
for its own capital stock;

               (vi)      invest more than 5% of the value of its
total                          assets in the securities of any
one issuer (except                          obligations of
domestic banks or the U.S.                          Government,
its agencies, authorities and
instrumentalities);














               (vii)     hold more than 10% of the voting
securities of                          any one issuer (except
obligations of domestic                          banks or the
U.S. Government, its agencies,
authorities and instrumentalities);

               (viii)    purchase from or sell to any of its
officers or                          trustees, or firms of which
any of them are                          members or which they
control, any securities                          (other than
capital stock of the Fund), but such
persons or firms may act as brokers for the Fund
       for customary commissions to the extent permitted by the 1940 Act;

               (ix)      purchase or sell real estate or
commodities and                          commodity contracts;

               (x)       purchase the securities of any other
open-end                          investment company, except as
part of a plan of                          merger or
consolidation;

               (xi)      make an investment in securities of
companies in                          any one industry (except
obligations of domestic                          banks or the
U.S. Government, its agencies,
authorities, or instrumentalities) if such
 investment would cause investments in such
  industry to exceed 25% of the market value of the
          Fund's total assets at the time of such
        investment; or

               (xii)     issue senior securities, except as
appropriate to                          evidence indebtedness
which it is permitted to                          incur, and
except to the extent that shares of the
separate classes or series of the Trust may be deemed to be senior securities.

               Under the 1940 Act, the Fund is permitted, subject
to the           above investment restrictions, to borrow money
only from banks.            The Trust has no current intention of
borrowing amounts in excess           of 5% of the Fund's assets.
The Fund will continue to interpret           fundamental
investment restriction (ix) as prohibiting investment
in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily
marketable           securities of companies that invest in real
estate or interests           therein, including real estate
investment trusts.

                               ADDITIONAL RESTRICTIONS

               The Fund has adopted the following additional
restrictions,           which are not fundamental and which may
be changed without           shareholder approval to the extent
permitted by applicable law,           regulation or regulatory
policy.  Under these restrictions, the           Fund may not:














               (i)       invest in oil, gas or other mineral
leases or                          exploration or development
programs;

               (ii)      invest more than 5% of the value of its
total                          assets in the securities of
unseasoned issuers,                          including their
predecessors, which have been in
operation for less than three years;

               (iii)     invest more than 5% of the value of its
total                          assets in the securities of
issuers which are not                          readily
marketable;

               (iv)      engage in the purchase and sale of puts,
calls,                          straddles or spreads (except to
the extent                          described in the Prospectus
and in this SAI);

               (v)       invest in companies for the purpose of
exercising                          control of management;

               (vi)      purchase any security which it is
restricted from                          selling to the public
without registration under                          the
Securities Act of 1933; or

               (vii)     invest more than 5% of its total assets
in                          warrants, valued at the lower of cost
or market,                          or more than 2% of its total
assets in warrants,                          so valued, which are
not listed on either the New                          York or
American Stock Exchanges.

               Whenever an investment objective, policy or
restriction set           forth in the Prospectus or this SAI
states a maximum percentage           of assets that may be
invested in any security or other asset or           describes a
policy regarding quality standards, such percentage
limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered
into.            Accordingly, if a percentage limitation is
adhered to at the time           of investment, a later increase
or decrease in the percentage           which results from
circumstances not involving any affirmative           action by
the Fund (such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control) will not be considered a violation.

                           ADDITIONAL RIGHTS AND PRIVILEGES

               The Trust offers (and except as noted below) bears
the cost           of providing to investors the following rights
and privileges.            The Trust reserves the right to amend
or terminate any one or           more of these rights and
privileges.  Notice of amendments to or           terminations of
rights and privileges will be provided to           shareholders
in accordance with applicable law.

               Certain of the rights and privileges described
below apply           to other funds distributed by Ivy Mackenzie
Distributors, Inc.           ("IMDI"), which funds are not
described in this SAI.  These funds












          are:  Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada
Fund, Ivy           China Region Fund, Ivy Emerging Growth Fund,
Ivy Global Fund, Ivy           Global Natural Resources Fund, Ivy
Global Science & Technology           Fund, Ivy Growth Fund, Ivy
Growth with Income Fund, Ivy           International Fund, Ivy
International Fund II (expected effective           date of May
13, 1997), Ivy International Bond Fund, Ivy
International Small Companies Fund, Ivy Latin America Strategy
      Fund, Ivy New Century Fund and Ivy Pan-Europe Fund
(expected           effective date of May 13, 1997), the other
seventeen series of           the Trust; and Mackenzie California
Municipal Fund, Mackenzie           Limited Term Municipal Fund,
Mackenzie National Municipal Fund           and Mackenzie New
York Municipal Fund, the four series of           Mackenzie
Series Trust (collectively, with the Fund, the "Ivy
Mackenzie Funds").  Before exercising any right or privilege that may relate to any of these funds, shareholders should
obtain the           fund's current prospectus.

          AUTOMATIC INVESTMENT METHOD

                    The Automatic Investment Method, which
enables a Fund           shareholder to have specified amounts
automatically drawn each           month from his or her bank for
investment in Fund shares, is           available for Class A,
Class B and Class C shareholders.  The           minimum initial
and subsequent investment under this method is           $50 per
month (except in the case of a tax-qualified retirement
plan for which the minimum initial and subsequent investment is
       $25 per month).  A shareholder may terminate the Automatic
         Investment Method at any time upon delivery to Ivy
Mackenzie           Services Corp. ("IMSC") of telephone
instructions or written           notice.  See "Automatic
Investment Method" in the Prospectus.  To           begin the
plan, complete Sections 6A and 7B of the Account
Application.

          EXCHANGE OF SHARES

               As described in the Fund's Prospectus,
shareholders of the           Fund have an exchange privilege
with certain other Ivy Mackenzie           Funds (except Ivy
International Fund unless you have an existing           Ivy
International Fund account).  Before effecting an exchange,
   shareholders of the Fund should obtain and read the currently effective prospectus for the Ivy or Mackenzie Fund into
which the           exchange is to be made.

               The minimum amount which may be exchanged into an
Ivy           Mackenzie Fund in which shares are not already held
is $1,000.            No exchange out of the Fund (other than by
a complete exchange of           all Fund shares) may be made if
it would reduce the shareholder's           interest in the Fund
to less than $1,000.

                    Each exchange of Fund shares will be made on
the basis           of the relative net asset value per share of
each Ivy or           Mackenzie Fund (into which the exchange is
being made) next           computed following receipt by IMSC of
telephone instructions by           IMSC or a properly executed
request.  An exchange from the Fund












          into any other funds into which exchanges are permitted
may be           subject to a sales charge, unless such sales
charge has already           been paid.  Exchanges, whether
written or telephonic, must be           received by IMSC by the
close of regular trading on the New York           Stock Exchange
(the "Exchange") (normally 4:00 p.m., eastern           time) to
receive the price computed on the day of receipt.
Exchange requests received after that time will receive the price next determined following receipt of the request.  The
exchange           privilege may be modified or terminated at any
time, upon at           least 60 days' notice to the extent
required by applicable law.            See "Redemptions."

               An exchange of shares between any of the Ivy
Mackenzie Funds           will result in a taxable gain or loss.
Generally, this will be a           capital gain or loss (long-
term or short-term, depending on the           holding period of
the shares) in the amount of the difference           between the
net asset value of the shares surrendered and the
shareholder's tax basis for those shares.  However, in certain circumstances, shareholders will be ineligible to take
sales           charges into account in computing taxable gain or
loss on an           exchange.  See "Taxation."

               With limited exceptions, gain realized by a tax-
deferred           retirement plan will not be taxable to the
plan and will not be           taxed to the participant until
distribution.  Each investor           should consult his or her
tax adviser regarding the tax           consequences of an
exchange transaction.

          RETIREMENT PLANS

               Shares of the Fund may be purchased in connection
with           several types of tax-deferred retirement plans.
Shares of more           than one fund distributed by IMDI may be
purchased in a single           application establishing a single
plan account, and shares held           in such an account may be
exchanged among the funds in the Ivy           Mackenzie Funds in
accordance with the terms of the applicable           plan and
the exchange privilege available to all shareholders.
Initial and subsequent purchase payments in connection with tax-
       deferred retirement plans must be at least $25 per participant.

               The following fees will be charged to individual
shareholder           accounts as described in the retirement
prototype plan document:

               Retirement Plan New Account Fee         No fee
          Retirement Plan Annual Maintenance Fee $10.00 per account

              For shareholders whose retirement accounts are
diversified           across several funds of the Ivy Mackenzie
Funds, the annual           maintenance fee will be limited to
not more than $20.

               The following discussion describes the tax
treatment of           certain tax-deferred retirement plans
under current Federal           income tax law.  State income tax
consequences may vary.  An           individual considering the
establishment of a retirement plan












          should consult with an attorney and/or an accountant
with respect           to the terms and tax aspects of the
plan.

               INDIVIDUAL RETIREMENT ACCOUNTS.  Shares of the
Trust may be           used as a funding medium for an Individual
Retirement Account           ("IRA").  Eligible individuals may
establish an IRA by adopting a           model custodial account
available from IMSC, who may impose a           charge for
establishing the account. Individuals should consult their tax advisers before investing IRA assets in a fund (which primarily distributes exempt-interest dividends).

               An individual who has not reached age 70-1/2 and
who           receives compensation or earned income is eligible
to contribute           to an IRA, whether or not he or she is an
active participant in a           retirement plan.  An individual
who receives a distribution from           another IRA, a
qualified retirement plan, a qualified annuity           plan or
a tax-sheltered annuity or custodial account ("403(b)
plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution
either           directly or within 60 days after its receipt.
Tax advice should           be obtained in connection with
planning a rollover contribution           to an IRA.

                    In general, an eligible individual may
contribute up to           the lesser of $2,000 or 100% of his or
her compensation or earned           income to an IRA each year.
If a husband and wife are both           employed, and both are
under age 70-1/2, each may set up his or           her own IRA
within these limits.  If both earn at least $2,000           per
year, the maximum potential contribution is $4,000 per year
   for both.  For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned
income of           the spouses is at least $4,000, a
contribution of up to $2,000           may be made to each
spouse's IRA.  For years before 1997,           however,  if one
spouse has (or elects to be treated as having)           no
earned income for IRA purposes for a year, the working spouse may contribute up to the lesser of $2,250 or 100% of his or
her           compensation or earned income for the year to IRAs
for both           spouses, provided that no more than $2,000 is
contributed to the           IRA of one spouse.  Rollover
contributions are not subject to           these limits.

               An individual may deduct his or her annual
contributions to           an IRA in computing his or her Federal
income tax within the           limits described above, provided
he or she (or his or her spouse,           if they file a joint
Federal income tax return) is not an active           participant
in a qualified retirement plan (such as a qualified
corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity
plan,           403(b) plan, simplified employee pension, or
governmental plan.            If he or she (or his or her spouse)
is an active participant, a           full deduction is only
available if he or she has adjusted gross           income that
is less than a specified level ($40,000 for married couples filing a joint return, $25,000 for single individuals, and $0 for a married individual filing a separate return).
The












          deduction is phased out ratably for active participants
with           adjusted gross income between certain levels
($40,000 and $50,000           for married individuals filing a
joint return, $25,000 and           $35,000 for single
individuals, and $0 and $10,000 for married           individuals
filing separate returns). Individuals who are active participants with income above the specified phase-out level may not deduct their IRA contributions.  Rollover
contributions are           not includible in income for Federal
income tax purposes and,           therefore, are not deductible
from it.

                    Generally, earnings on an IRA are not subject
to           current Federal income tax until distributed.
Distributions           attributable to tax-deductible
contributions and to IRA earnings           are taxed as ordinary
income.  Distributions of non-deductible           contributions
are not subject to Federal income tax.  In general,
distributions from an IRA to an individual before he or she
   reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution.
The 10%           penalty tax does not apply to amounts withdrawn
from an IRA after           the individual reaches age 59-1/2,
becomes disabled or dies, or           if withdrawn in the form
of substantially equal payments over the           life or life
expectancy of the individual and his or her           designated
beneficiary, if any, or rolled over into another IRA,
or, for years after 1996, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by
certain           unemployed individuals not in excess of amounts
paid for certain           health insurance premiums.
Distributions must begin to be           withdrawn not later than
April 1 of the calendar year following           the calendar
year in which the individual reaches age 70-1/2.
Failure to take certain minimum required distributions will
   result in the imposition of a 50% non-deductible penalty tax.
         Extremely large distributions in any one year (other
than 1997,           1998 or 1999) from an IRA (or from an IRA
and other retirement           plans) may also result in a
penalty tax.

               QUALIFIED PLANS.  For those self-employed
individuals who           wish to purchase shares of one or more
of the funds in the Ivy           Mackenzie Funds through a
qualified retirement plan, a Custodial           Agreement and a
Retirement Plan are available from IMSC.  The
Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan.  A profit sharing plan permits
an           annual contribution to be made in an amount
determined each year           by the self-employed individual
within certain limits prescribed           by law.  A money
purchase pension plan requires annual           contributions at
the level specified in the Custodial Agreement.            There
is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

               In general, if a self-employed individual has any
common law           employees, employees who have met certain
minimum age and service           requirements must be covered by
the Retirement Plan.  A self-          employed individual
generally must contribute the same percentage           of income
for common law employees as for himself or herself.













               A self-employed individual may contribute up to
the lesser           of $30,000 or 25% of compensation or earned
income to a money           purchase pension plan or to a
combination profit sharing and           money purchase pension
plan arrangement each year on behalf of           each
participant.  To be deductible, total contributions to a
profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the
plan,           and total contributions to a combination money
purchase-profit           sharing arrangement generally may not
exceed 25% of the total           compensation or earned income
of all participants.  The amount of           compensation or
earned income of any one participant that may be
included in computing the deduction is limited (generally to
    $150,000 for benefits accruing in plan years beginning after
        1993, with annual inflation adjustments).  A self-
employed           individual's contributions to a retirement
plan on his or her own           behalf must be deducted in
computing his or her earned income.

               Corporate employers may also adopt the Custodial
Agreement           and Retirement Plan for the benefit of their
eligible employees.            Similar contribution and deduction
rules apply to corporate           employers.

               Distributions from the Retirement Plan generally
are made           after a participant's separation from service.
A 10% penalty tax           generally applies to distributions to
an individual before he or           she reaches age 59 1/2,
unless the individual (1) has reached age           55 and
separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
       (5) takes the withdrawal as part of a series of
substantially           equal payments over his or her life
expectancy or the joint life           expectancy of himself or
herself and a designated beneficiary; or           (6) rolls over
the distribution.

               The Transfer Agent will arrange for Investors Bank
& Trust           to furnish custodial services to the employer
and any           participating employees.

               DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
CHARITABLE           ORGANIZATIONS ("403(B)(7) ACCOUNT").
Section 403(b)(7) of the           Internal Revenue Code of 1986,
as amended (the "Code"), permits           public school systems
and certain charitable organizations to use           mutual fund
shares held in a custodial account to fund deferred
compensation arrangements with their employees.  A custodial account agreement is available for those employers whose employees wish to purchase shares of the Fund in conjunction
with           such an arrangement.  The special application for
a 403(b)(7)           Account is available from IMSC.

               Distributions from the 403(b)(7) Account may be
made only           following death, disability, separation from
service, attainment           of age 59-1/2, or incurring a
financial hardship.  A 10% penalty           tax generally
applies to distributions to an individual before he           or
she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled;












          (3) uses the withdrawal to pay tax-deductible medical
expenses;           (4) takes the withdrawal as part of a series
of substantially           equal payments over his or her life
expectancy or the joint life           expectancy of himself or
herself and a designated beneficiary; or           (5) rolls over
the distribution.  There is no set-up fee for           403(b)(7)
Accounts and the annual maintenance fee is $20.00 per account.

               SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS:  An
employer may           deduct contributions to a SEP up to the
lesser of $30,000 or 15%           of compensation.  SEP accounts
generally are subject to all rules           applicable to IRA
accounts, except the deduction limits, and are           subject
to certain employee participation requirements.  No new
salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-
          salary reduction SEPs may continue to be established as
well as           maintained after 1996.

               SIMPLE PLANS:  An employer may establish a SIMPLE
IRA or a           SIMPLE 401(k) for years after 1996.  An
employee can make pre-tax           salary reduction
contributions to a SIMPLE Plan, up to $6,000 a           year.
Subject to certain limits, the employer will either match
 a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without
regard to the           amount the employee contributes.  An
employer cannot maintain a           SIMPLE Plan for its
employees if any contributions or benefits           are credited
to those employees under any other qualified           retirement
plan maintained by the employer.

          SYSTEMATIC WITHDRAWAL PLAN

                A shareholder may establish a Systematic
Withdrawal Plan (a           "Withdrawal Plan") by telephone
instructions to IMSC or by           delivery to IMSC of a
written election to have his or her shares           withdrawn
periodically, accompanied by a surrender to IMSC of all
share certificates then outstanding in such shareholder's name of, properly endorsed by the shareholder.  To be eligible
to           elect a Withdrawal Plan, a shareholder must have at
least $5,000           in his or her account.  A Withdrawal Plan
may not be established           if the investor is currently
participating in the Automatic           Investment Method.  A
Withdrawal Plan may involve the depletion           of a
shareholder's principal, depending on the amount withdrawn.

               A redemption under a Withdrawal Plan is a taxable
event.            Shareholders contemplating participating in a
Withdrawal Plan           should consult their tax advisers.

               Additional investments made by investors
participating in           the Withdrawal Plan must equal at
least $1,000 each while the           Withdrawal Plan is in
effect.

               An investor may terminate his or her participation
in the           Withdrawal Plan at any time, by delivering
written notice to












          IMSC.  If all shares held by the investor are
liquidated at any           time, participation in the Withdrawal
Plan will terminate           automatically.  The Trust or IMSC
may terminate the Withdrawal           Plan option at any time
after reasonable notice to           shareholders.

          GROUP SYSTEMATIC INVESTMENT PROGRAM

               Shares of the Fund may be purchased in connection
with           investment programs established by employee or
other groups using           systematic payroll deductions or
other systematic payment           arrangements.  The Trust does
not itself organize, offer or           administer any such
programs.  However, it may, depending upon           the size of
the program, waive the minimum initial and additional
investment requirements for purchases by individuals in conjunction with programs organized and offered by others.
   Unless shares of the Fund are purchased in conjunction with
IRAs           (see "How to Buy Shares" in the Prospectus), such
group           systematic investment programs are not entitled
to special tax           benefits under the Code.  The Trust
reserves the right to refuse           purchases at any time or
suspend the offering of shares in           connection with group
systematic investment programs, and to           restrict the
offering of shareholder privileges, such as check writing and other optional privileges, as described in the
  Prospectus, to shareholders using group systematic investment programs.

               With respect to each shareholder account
established on or           after September 15, 1972 under a
group systematic investment           program, the Trust and IMI
each currently charge a maintenance           fee of $3.00 (or
portion thereof) that for each twelve-month           period (or
portion thereof) that the account is maintained.  The
Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved
or by           causing on the date the fee is assessed a
redemption in each such           shareholder account sufficient
to pay such fee.  The Trust           reserves the right to
change these fees from time to time without           advance
notice.

                                 BROKERAGE ALLOCATION

               Subject to the overall supervision of the
President and the           Board of Trustees of the Trust (the
"Trustees" or "Board"), IMI           places orders for the
purchase and sale of the Fund's portfolio           securities.
All portfolio transactions are effected at the best
price and execution obtainable.  Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid
by the           Fund for such purchases and sales (although the
price paid           generally includes undisclosed compensation
to the dealer).  The           prices paid to underwriters of
newly-issued securities usually           include a concession
paid by the issuer to the underwriter, and           purchases of
after-market securities from dealers normally           reflect
the spread between the bid and asked prices.  In












          connection with over-the-counter ("OTC") transactions,
IMI           attempts to deal directly with the principal market
makers,           except in those circumstances where IMI
believes that a better           price and execution are
available elsewhere.

               IMI selects broker-dealers to execute transactions
and           evaluates the reasonableness of commissions on the
basis of           quality, quantity, and the nature of the
firms' professional           services.  Commissions to be
charged and the rendering of           investment services,
including statistical, research, and           counseling
services by brokerage firms, are factors to be
considered in the placing of brokerage business.  The types of research services provided by brokers may include general
       economic and industry data, and information on securities
of           specific companies.  Research services furnished by
brokers           through whom the Trust effects securities
transactions may be           used by IMI in servicing all of its
accounts.  In addition, not           all of these services may
be used by IMI in connection with the           services it
provides to the Fund or the Trust. IMI may consider sales of Fund shares as a factor in the selection of broker-
   dealers and may select broker-dealers who provide it with
    research services.  IMI will not, however, execute brokerage transactions other than at the best price and execution.

               The Fund may, under some circumstances, accept
securities in           lieu of cash as payment for Fund shares.
The Fund will accept           securities only to increase its
holdings in a portfolio security           or to take a new
portfolio position in a security that IMI deems           to be a
desirable investment for the Fund.  While no minimum has
been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1
million.            The Trust may reject in whole or in part any
or all offers to pay           for Fund shares with securities
and may discontinue accepting           securities as payment for
Fund shares at any time without notice.            The Trust will
value accepted securities in the manner and at the           same
time provided for valuing portfolio securities of the Fund,
   and Fund shares will be sold for net asset value determined at the same time the accepted securities are valued.  The
Trust will           only accept securities delivered in proper
form and will not           accept securities subject to legal
restrictions on transfer.  The           acceptance of securities
by the Trust must comply with applicable           laws of
certain states.

               During the fiscal years ended December 31, 1994,
1995 and           1996, the Fund paid no brokerage commissions.





















                                TRUSTEES AND OFFICERS

               The Trustees and Executive Officers of the Trust,
their           business addresses and principal occupations
during the past five           years are:

                                   POSITION
                                   WITH THE     BUSINESS
AFFILIATIONS           NAME, ADDRESS, AGE       TRUST        AND
PRINCIPAL OCCUPATIONS

          John S. Anderegg, Jr.    Trustee      Chairman,
Dynamics Research           60 Concord Street
Corp. (instruments and            Wilmington, MA  01887
     controls); Director, Burr-          Age: 73
            Brown Corp. (operational
                  amplifiers); Director,
                      Metritage Incorporated
                          (level measuring
                        instruments); Trustee of
                              Mackenzie Series Trust
                                  (1992-present).

          Paul H. Broyhill         Trustee      Chairman, BMC
Fund, Inc.           800 Hickory Blvd.                     (1983-
present); Chairman,           Golfview Park-Box 500
 Broyhill Family Foundation,           Lenoir, NC 28645
          Inc. (1983-Present);           Age:  73
            Chairman and President,
                 Broyhill Investments, Inc.
                         (1983-present); Chairman,
                                Broyhill Timber Resources
                                       (1983-present); Management
                                               of a personal
portfolio of
fixed-income and equity
     investments (1983-present);
              Trustee of Mackenzie Series
                       Trust (1988-present);
                          Director of The Mackenzie
                                 Funds Inc. (1988-1995).

          Stanley Channick         Trustee      President and
Chief           11 Bala Avenue                        Executive
Officer, The           Bala Cynwyd, PA 19004
Whitestone Corporation            Age:  73
     (insurance agency);
      Chairman, Scott Management
              Company (administrative
                   services for insurance
                       companies); President, The
                               Channick Group (consultants
                                        to insurance companies
and                                                 national
trade
associations); Trustee of
       Mackenzie Series Trust
           (1994-present); Director of
                    The Mackenzie Funds Inc.
                          (1994-1995).












          Frank W. DeFriece, Jr.   Trustee      Director, Manager
and Vice           The Landmark Centre
President, Director and           113 Landmark Lane,
     Fund Manager, Massengill-          Suite B
           DeFriece Foundation           Bristol, TN  37620-2285
            (charitable organization)           Age: 76
                   (1950-present); Trustee and
                            Vice Chairman, East
                             Tennessee Public
                           Communications Corp. (WSJK-
                                   TV) (1984-present); Trustee
                                            of Mackenzie Series
Trust                                                 (1985-
present); Director of
   The Mackenzie Funds Inc.
         (1987-1995).

          Roy J. Glauber           Trustee      Mallinckrodt
Professor of           Lyman Laboratory
Physics, Harvard           of Physics
University (1974-present);           Harvard University
        Trustee of Mackenzie Series           Cambridge, MA 02138
                 Trust (1994-present).           Age: 71

          Michael G. Landry        Trustee      President, Chief
Executive           700 South Federal Hwy.   and          Officer
and Director of           Suite 300                Chairman
Mackenzie Investment           Boca Raton, FL  33432
  Management Inc. (1987-          Age: 50
     present); President,           [*Deemed to be an
       Director and Chairman of           "interested person"
             Ivy Management Inc. (1992-          of the Trust, as
                    present); Chairman and            defined
under the                     Director of Ivy Mackenzie
1940 Act.]                            Services Corp.(1993-
                                       present); Chairman and
                                           Director of Ivy
Mackenzie
Distributors, Inc. (1994-
      present); Director and
          President of Ivy Mackenzie
                  Distributors, Inc. (1993-
                        1994);  Director and
                          President of The Mackenzie
                                  Funds Inc. (1987-1995);
                                        Trustee of Mackenzie
Series                                                 Trust
(1987-present);
President of Mackenzie
     Series Trust (1987-1996);
            Chairman of Mackenzie
               Series Trust (1996-
               present).

          Joseph G. Rosenthal      Trustee      Chartered
Accountant           110 Jardin Drive                      (1958-
present); Trustee of           Unit #12
  Mackenzie Series Trust           Concord, Ontario Canada
      (1985-present); Director of













          L4K 2T7                               The Mackenzie
Funds Inc.           Age: 62
(1987-1995).

          Richard N. Silverman     Trustee      Director, Newton-
Wellesley           18 Bonnybrook Road
Hospital; Director, Beth           Waban, MA  02168
      Israel Hospital; Director,           Age: 73
              Boston Ballet; Director,
                    Boston Children's Museum;
                           Director, Brimmer and May
                                  School.

          J. Brendan Swan          Trustee      President,
Airspray           4701 North Federal Hwy.
International, Inc.;           Suite 465
  Joint Managing Director,           Pompano Beach, FL  33064
        Airspray International           Age: 67
            B.V. (an environmentally
                  sensitive packaging
                   company); Director of
                      Polyglass LTD.; Director,
                             The Mackenzie Funds Inc.
                                   (1992-1995); Trustee of
                                        Mackenzie Series Trust
                                            (1992-present).

          Keith J. Carlson         Trustee      Senior Vice
President of           700 South Federal Hwy.   and
Mackenzie Investment           Suite 300                President
  Management, Inc. (1996           Boca Raton, FL 33432
      -present); Senior Vice           Age: 40
          President and Director of           [*Deemed to be an
                 Mackenzie Investment           "interested
person"                   Management, Inc. (1994           of the
Trust, as                      -1996); Senior Vice
defined under the                     President and Treasurer of
        1940 Act.]                            Mackenzie
Investment
Management, Inc. (1989-
    1994); Senior Vice
    President and Director of
           Ivy Management Inc. (1994-
                  present); Senior Vice
                     President, Treasurer and
                            Director of Ivy Management
                                    Inc. (1992-1994); Vice
                                        President of The
Mackenzie                                                 Funds
Inc. (1987-1995);
Senior Vice President and
       Director, Ivy Mackenzie
            Services Corp. (1996-
              present); President and
                   Director of Ivy Mackenzie
                          Services Corp. (1993-1996);
                                   Trustee and President of
                                         Mackenzie Series Trust
                                             (1996-present); Vice
                                               President of
Mackenzie












                                                Series Trust
(1994-1996);
Treasurer of Mackenzie
    Series Trust (1985-1994);
           President, Chief Executive
                   Officer and Director of Ivy
                            Mackenzie Distributors,
                                 Inc. (1994-present);
                                   Executive Vice President
                                         and Director of Ivy
                                          Mackenzie Distributors,
                                               Inc. (1993-1994);
Trustee                                                 of
Mackenzie Series Trust
    (1996-present).

          C. William Ferris        Secretary/   Senior Vice
President,           700 South Federal Hwy.   Treasurer    Chief
Financial Officer           Suite 300
and Secretary/Treasurer           Boca Raton, FL  33432
     of Mackenzie Investment           Age: 52
          Management Inc. (1995-
             present); Senior Vice
                President, Finance and
                    Administration/Compliance
                           Officer of Mackenzie
                             Investment Management Inc.
                                     (1989-1994); Senior Vice
                                           President, Secretary/
                                              Treasurer and Clerk
of Ivy                                                 Management
Inc. (1994-
present); Vice President,
       Finance/Administration and
               Compliance Officer of Ivy
                      Management Inc. (1992-
                         1994); Senior Vice
                         President, Secretary/
                            Treasurer and Director of
                                   Ivy Mackenzie Distributors,
                                            Inc. (1994-present);
                                              Secretary/Treasurer
and                                                 Director of
Ivy Mackenzie
Distributors, Inc. (1993-
      1994); President and
        Director of Ivy Mackenzie
               Services Corp. (1996-
                 present); Secretary/
                   Treasurer and Director of
                          Ivy Mackenzie Services
                              Corp. (1993-1996);
                              Secretary/Treasurer of The
                                      Mackenzie Funds Inc. (1993-
                                              1995);
Secretary/Treasurer
 of Mackenzie Series Trust
        (1994-present).

          James W. Broadfoot       Vice         Executive Vice
President,












          700 South Federal Hwy.   President    Ivy Management
Inc. (1996-          Suite 300
present); Senior Vice           Boca Raton, FL  33432
   President, Ivy Management,           Age: 54
           Inc. (1992-1996); Director
                   and Senior Vice President,
                           Mackenzie Investment
                             Management Inc. (1995-
                                present); Senior Vice
                                   President, Mackenzie
                                     Investment Management Inc.
                                             (1990-1995).

               PERSONAL INVESTMENTS BY EMPLOYEES OF IMI

               Employees of IMI are permitted to make personal
securities           transactions, subject to the requirements
and restrictions set           forth in IMI's Code of Ethics.
The Code of Ethics is designed to           identify and address
certain conflicts of interest between           personal
investment activities and the interests of investment
advisory clients such as the Fund.  Among other things, the Code of Ethics, which generally complies with standards
recommended by           the Investment Company Institute's
Advisory Group on Personal           Investing, prohibits certain
types of transactions absent prior           approval, applies to
portfolio managers, traders, research           analysts and
others involved in the investment advisory process,           and
imposes time periods during which personal transactions may
   not be made in certain securities, and requires the submission
of           duplicate broker confirmations and monthly reporting
of           securities transactions.  Exceptions to these and
other           provisions of the Code of Ethics may be granted
in particular           circumstances after review by appropriate
personnel.



































                                  COMPENSATION TABLE
                                       IVY FUND
                        (FISCAL YEAR ENDED DECEMBER 31, 1996)


TOTAL                                        PENSION OR
    COMPENSA-                                       RETIREMENT
           TION FROM
BENEFITS   ESTIMATED      TRUST AND
AGGREGATE  ACCRUED AS ANNUAL         FUND COM-
       COMPENSA-  PART OF    BENEFITS       PLEX PAID
NAME,             TION       FUND       UPON           TO
   POSITION          FROM TRUST EXPENSES   RETIREMENT
TRUSTEES

          John S.           $7,419     N/A        N/A
$10,000            Anderegg, Jr.
          (Trustee)

          Paul H.           $7,419     N/A        N/A
$10,000            Broyhill
          (Trustee)

          Keith J.          $0         N/A        N/A
$0            Carlson[**]
          (Trustee and
           President)

          Stanley           $4,949     N/A        N/A
$10,000             Channick[*]
          (Trustee)

          Frank W.          $7,419     N/A        N/A
$10,000            DeFriece, Jr.
          (Trustee)

          Roy J.            $7,419     N/A        N/A
$10,000            Glauber[*]
          (Trustee)

          Michael G.        $0         N/A        N/A
$0            Landry
          (Trustee and
           Chairman of
           the Board)

          Joseph G.         $7,419     N/A        N/A
$10,000            Rosenthal
          (Trustee)

          Richard N.        $10,000    N/A        N/A
$10,000            Silverman
          (Trustee)















          J. Brendan        $7,419     N/A        N/A
$10,000            Swan
           (Trustee)

          C. William        $0         N/A        N/A
$0            Ferris
           (Secretary/Treasurer)

          [*]  Appointed as a Trustee of the Trust at a meeting
of the                Board held on February 10, 1996.

          [**] Appointed as a Trustee of the Trust at a meeting
of the                Board held on December 7, 1996.

               As of April 3, 1997, the Officers and Trustees of
the Trust           as a group owned beneficially or of record
less than 1% of the           outstanding Class A, Class B and
Class C shares of the Fund.


















































                        INVESTMENT ADVISORY AND OTHER SERVICES

          BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

               Ivy Management, Inc. provides business management
and           investment advisory services to the Fund pursuant
to a Business           Management and Investment Advisory
Agreement with the Trust (the           "Agreement"), which was
approved by the shareholders of the Fund           on December
30, 1991.  Prior to approval by shareholders, the
Agreement was approved on October 28, 1991 by the Board, including a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor
have any           direct or indirect financial interest in the
operation of the           distribution plan (see "Distribution
Services") or in any related           agreement (the
"Independent Trustees").  IMI also acts as manager           and
investment adviser to the following investment companies registered under the 1940 Act: Ivy Asia Pacific Fund, Ivy Bond
       Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging
Growth           Fund, Ivy Global Fund, Ivy Global Natural
Resources Fund, Ivy           Global Science & Technology Fund,
Ivy Growth Fund, Ivy Growth           with Income Fund, Ivy
International Fund, Ivy International Fund           II (expected
effective date of May 13, 1997), Ivy International
Small Companies Fund, Ivy International Bond Fund, Ivy Latin
    America Strategy Fund, Ivy New Century Fund and Ivy Pan-
Europe           Fund (expected effective date of May 13, 1997).
IMI is a wholly           owned subsidiary of MIMI.  MIMI
currently acts as manager of and           investment adviser to
the following investment companies           registered under the
1940 Act:  Mackenzie National Municipal           Fund, Mackenzie
California Municipal Fund, Mackenzie New York           Municipal
Fund and Mackenzie Limited Term Municipal Fund.  MIMI,
a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock
Exchange.            MIMI is a subsidiary of Mackenzie Financial
Corporation ("MFC"),           150 Bloor Street West, Toronto,
Ontario, Canada, a public           corporation organized under
the laws of Ontario whose shares are           listed for trading
on The Toronto Stock Exchange.  MFC is           registered in
Ontario as a mutual fund dealer and advises Ivy           Canada
Fund and Ivy Global Natural Resources Fund.

               The Agreement obligates IMI to make investments
for the           account of the Fund in accordance with its best
judgment and           within the investment objectives and
restrictions set forth in           the Fund's current
Prospectus, the 1940 Act and the provisions of           the Code
relating to regulated investment companies, subject to
policy decisions adopted by the Trustees.  IMI also determines the securities to be purchased or sold by the Fund and
places           orders with brokers or dealers who deal in such
securities.

               Under the Agreement, IMI also provides certain
business           management services.  IMI is obligated to (1)
coordinate with the           Fund's Custodian and monitor the
services it provides to the           Fund; (2) coordinate with
and monitor any other third parties           furnishing services
to the Fund; (3) provide the Fund with the












          necessary office space, telephones and other
communications           facilities as are adequate for the
Fund's needs; (4) provide the           services of individuals
competent to perform administrative and           clerical
functions which are not performed by employees or other
agents engaged by the Fund or by IMI acting in some other
 capacity pursuant to a separate agreement or arrangement with
the           Fund; (5) maintain or supervise the maintenance by
third parties           of such books and records of the Trust as
may be required by           applicable Federal or state law; (6)
authorize and permit IMI's           directors, officers and
employees who may be elected or appointed           as trustees
or officers of the Trust to serve in such capacities;
and (7) take such other action with respect to the Trust, after approval by the Trust, as may be required by applicable
law,           including without limitation the rules and
regulations of the SEC           and of state securities
commissions and other regulatory           agencies.

               For business management and investment advisory
services,           the Fund pays IMI a monthly fee based on the
Fund's average daily           net assets during the preceding
month at an annual rate of 0.40%.            For the fiscal years
ended December 31, 1996, 1995 and 1994, the           Fund paid
IMI $80,302, $110,748 and $107,960, respectively (of
which IMI reimbursed $199,546, $148,768 and $105,984,
respectively, pursuant to the voluntary expense limitation described below).

               The Trust pays the following expenses under the
Agreement:            (1) the fees and expenses of the Trust's
Independent Trustees;           (2) the salaries and expenses of
any of the Trust's officers or           employees who are not
affiliated with IMI; (3) interest expenses;           (4) taxes
and governmental fees, including any original issue
taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions
and           other expenses incurred in acquiring or disposing
of portfolio           securities; (6) the expenses of
registering and qualifying shares           for sale with the SEC
and with various state securities           commissions; (7)
accounting and legal costs; (8) insurance           premiums; (9)
fees and expenses of the Trust's custodian and           transfer
agent and any related services; (10) expenses of
obtaining quotations of portfolio securities and of pricing
   shares; (11) expenses of maintaining the Trust's legal
existence           and of shareholders' meetings; (12) expenses
of preparation and           distribution to existing
shareholders of periodic reports, proxy           materials and
prospectuses; and (13) fees and expenses of           membership
in industry organizations.

               IMI has agreed to limit the Fund's total operating
expenses           (excluding interest, taxes, brokerage
commissions, litigation and           indemnification expenses,
and other extraordinary expenses) to an           annual rate of
0.85% of the Fund's average net assets.  This           voluntary
expense limitation may be terminated or revised at any time, at which time the Fund's expense may increase and its yield may be reduced, depending on the total assets of the Fund.













               On August 24, 1996, the Board, including a
majority of the           Independent Trustees, last approved the
continuance of the           Agreement.  The Agreement will
continue in effect with respect to           the Fund for more
than the initial two-year period only so long           as the
continuance is specifically approved at least annually (i)
  by the vote of a majority of the Independent Trustees and (ii)
        either (a) by the vote of a majority of the outstanding
voting           securities (as defined in the 1940 Act) of the
Fund or (b) by the           vote of a majority of the entire
Board.  If the question of           continuance of the Agreement
(or adoption of any new agreement)           is presented to
shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. See "Capitalization and Voting Rights."

               The Agreement may be terminated with respect to
the Fund at           any time, without payment of any penalty,
by a vote of a majority           of the Board, or by a vote of a
majority of the outstanding           voting securities of the
Fund on 60 days' written notice to IMI,           or by IMI on 60
days' written notice to the Trust.  The Agreement           shall
terminate automatically in the event of its assignment.

          DISTRIBUTION SERVICES

               IMDI serves as the exclusive distributor of the
Fund shares           under an Amended and Restated Distribution
Agreement with the           Trust dated October 23, 1993 (the
"Distribution Agreement").  The           Distribution Agreement
was last approved by the Board on August           25, 1996.
IMDI distributes Fund shares through broker-dealers           who
are members of the National Association of Securities
Dealers, Inc. and who have executed dealer agreements with IMDI.
         IMDI distributes Fund shares on a continuous basis, but
reserves           the right to suspend or discontinue
distribution on such basis.            IMDI is not obligated to
sell any specific amount of Fund shares.            Pursuant to
the Distribution Agreement, the Fund bears, among           other
expenses, the expenses of registering and qualifying its
shares for sale under federal and state securities laws and
   preparing and distributing to existing shareholders periodic reports, proxy materials and Prospectuses.  Shares of the
Fund           are sold at the Fund's net asset value per share
without a sales           load.

               The Distribution Agreement will continue in effect
for           successive one-year periods, provided that such
continuance is           specifically approved at least annually
by the vote of a majority           of the Independent Trustees,
cast in person at a meeting called           for that purpose and
by the vote of either a majority of the           entire Board or
a majority of the outstanding voting securities           of the
Fund.  The Distribution Agreement may be terminated with
respect to the Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Trust or by the
Fund by           the vote of either a majority of the
outstanding voting           securities of the Fund or a majority
of the Independent Trustees













          on 60 days' written notice to IMDI.  The Distribution
Agreement           shall terminate automatically in the event of
its assignment.

               If the Distribution Agreement is terminated (or
not renewed)           with respect to one or more funds of the
Trust, it may continue           in effect with respect to any
fund as to which it has not been           terminated (or has
been renewed).

               RULE 18F-3 PLAN.  On February 23, 1995, the SEC
adopted Rule           18f-3 under the 1940 Act, which permits a
registered open-end           investment company to issue
multiple classes of shares in           accordance with a written
plan approved by the investment           company's board of
directors/trustees and filed with the SEC.  At           a
meeting held on December 1-2, 1995, the Board of the Trust
  adopted a multi-class plan on behalf of the Fund and authorized the redesignation of the Fund's shares into Class A and
Class B,           respectively.  On February 29, 1996, the
Trustees resolved by           written consent to establish a new
class of shares, designated as           "Class C," for all Ivy
Fund portfolios.  The purpose of the Class           B
redesignation (and the Class C designation) of shares for the
     Fund is primarily to enable the transfer agent for the Ivy
and           Mackenzie funds to track the contingent deferred
sales charge           period that applies to Class B and Class C
shares of Ivy and           Mackenzie funds (other than the Fund)
that are being exchanged           for shares of the Fund.  In
all other relevant respects, the           Fund's Class A, Class
B and Class C shares are identical (i.e.,           having the
same arrangement for shareholder services and the distribution of securities).

          CUSTODIAN

               Pursuant to a Custodian Agreement with the Trust,
Brown           Brothers Harriman & Co. (the "Custodian"), a
private bank and           member of the principal securities
exchanges, located at 40 Water           Street, Boston,
Massachusetts 02109, maintains custody of the           assets of
the Fund.  Rules adopted under the 1940 Act permit the
Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities
depositories.            Pursuant to those rules, Brown Brothers
Harriman & Co. has           entered into subcustodial agreements
for the holding of the           Fund's foreign securities.
Brown Brothers may receive, as           partial payment for its
services, a portion of the Trust's           brokerage business,
subject to its ability to provide best price           and
execution.

          FUND ACCOUNTING SERVICES

               Pursuant to a Fund Accounting Services Agreement
that became           effective March 1, 1992, MIMI provides
certain accounting and           pricing services for the Fund,
including bookkeeping and           computation of daily net
asset value.  As compensation for those           services, the
Fund pays MIMI a monthly fee of 0.10% of the Fund's average net assets, plus out-of-pocket expenses as incurred. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid MIMI $30,023, $30,957 and $27,774, respectively,
for such           services.

          TRANSFER AND DIVIDEND PAYING AGENT

               IMSC, a wholly owned subsidiary of MIMI, acts as
the Fund's           transfer agent pursuant to a Transfer Agency
and Shareholder           Services Agreement.  For transfer
agency and shareholder           services, the Fund pays IMSC an
annual fee of $22.00 per open           account and $4.48 for
each account that is closed.  The Fund also           reimburses
IMSC monthly for out-of-pocket expenses.  For the
fiscal year ended December 31, 1996, such fees and expenses for the Fund totalled $109,444.  Certain broker-dealers that
maintain           shareholder accounts with the Fund through an
omnibus account           provide transfer agent and other
shareholder-related services           that would otherwise be
provided by IMSC if the individual           accounts that
comprise the omnibus account were opened by their
beneficial owners directly.  IMSC pays such broker-dealers a per account fee for each open account within the omnibus
account, or           a fixed rate (e.g., .10%) fee, based on the
average daily net           asset value of the omnibus account
(or a combination thereof).

          ADMINISTRATOR

               MIMI provides certain administrative services to
the Fund           pursuant to an Administrative Services
Agreement, in exchange for           a monthly fee at the annual
rate of .10% of the Fund's average           daily net assets.
For the fiscal years ended December 31, 1996,           1995 and
1994, the Fund paid MIMI $20,075, $27,687 and $26,990,
respectively, for such services.

          AUDITORS

               Coopers & Lybrand L.L.P., independent certified
public           accountants, 200 East Las Olas Boulevard, Suite
1700, Ft.           Lauderdale, Florida 33301, has been selected
as auditors for the           Trust.  The audit services
performed by Coopers & Lybrand L.L.P.           include audits of
the annual financial statements of each of the           funds of
the Trust. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.

                           CAPITALIZATION AND VOTING RIGHTS

               The capitalization of the Trust consists of an
unlimited           number of shares of beneficial interest (no
par value per share).            When issued, shares of the Fund
are fully paid, non-assessable,           redeemable and fully
transferable.  Shares do not have preemptive           rights or
subscription rights.

               The Amended and Restated Declaration of Trust
permits the           Trustees to create separate series or
portfolios and to divide           any series or portfolio into
one or more classes.  The Trustees           have authorized
eighteen series, each of which represents a












          separate investment portfolio.  The Trustees have
further           authorized the issuance of Classes A, B and C
shares for the           Fund, Ivy Asia Pacific Fund, Ivy Bond
Fund, Ivy Canada Fund, Ivy           China Region Fund, Ivy
Emerging Growth Fund, Ivy Global Fund, Ivy           Global
Natural Resources Fund, Ivy Global Science & Technology
Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Bond Fund, Ivy International Fund, Ivy International Fund II (expected effective date of May 13, 1997),
        Ivy International Small Companies Fund, Ivy Latin America
         Strategy Fund, Ivy New Century Fund and Ivy Pan-Europe
Fund           (expected effective date of May 13, 1997), as well
as Class I           shares for Ivy International Fund, Ivy
Global Science &           Technology Fund, Ivy International
Fund II (expected effective           date of May 13, 1997) and
Ivy Bond Fund, and Class D shares for           Ivy Growth with
Income Fund.[FN][The Class D shares of Ivy Growth           with
Income Fund were initially issued as "Ivy Growth with Income
    Fund -- Class C" to shareholders of Mackenzie Growth & Income
         Fund, a former series of the Company, in connection with
the           reorganization between that fund and Ivy Growth
with Income Fund,           and are not offered for sale to the
public.  On February 29,           1996, the Trustees of the
Trust resolved by written consent to           establish a new
class of shares designated as "Class C" for all           Ivy
Fund portfolios, and to redesignate the shares of beneficial interest of "Ivy Growth with Income Fund--Class C" as shares
of           beneficial interest of "Ivy Growth with Income Fund-
-Class D,"           which establishment and redesignation,
respectively, became           effective on April 30, 1996. The
voting, dividend, liquidation           and other rights,
preferences, powers, restrictions, limitations,
qualifications, terms and conditions of the Class D shares of Ivy
         Growth with Income Fund, as set forth in Ivy Fund's
Declaration           of Trust, as amended from time to time,
will not be changed by           this redesignation.]

               Shareholders have the right to vote for the
election of           Trustees of the Trust and on any and all
matters on which they           may be entitled to vote by law or
by the provisions of the           Amended and Restated
Declaration of Trust.  Shares of the Fund           entitle their
holders to one vote per share (with proportionate
voting for fractional shares).  Shareholders of the Trust vote separately by Fund on any matter submitted to shareholders, except when otherwise required by the 1940 Act, in which
case the           shareholders of all funds of the Trust
affected by the matter in           question will vote together.
Approval of an investment advisory           agreement and a
change in fundamental policies would be regarded           as
matters requiring separate voting by the shareholders of each fund of the Trust.  If the Trustees determine that a matter
does           not affect the interests of the Fund, then the
shareholders of           the Fund will not be entitled to vote
on that matter.  Matters           that affect the Trust in
general, such as ratification of the           selection of
independent public accountants, will be voted upon collectively by the shareholders of all of the funds that comprise the Trust.














               As used in this SAI and the Fund's Prospectus, the
phrase           "majority vote of the outstanding shares" of the
Fund means the           vote of the lesser of:  (1) 67% of the
shares of the Fund (or of           the Trust) present at a
meeting if the holders of more than 50%           of the
outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or of the Trust). With respect to the submission to shareholder
vote           of a matter requiring separate voting by the Fund,
the matter           shall have been effectively acted upon with
respect to the Fund           if a majority of the outstanding
voting securities of the Fund           votes for the approval of
the matter, notwithstanding that:            (1) the matter has
not been approved by a majority of the           outstanding
voting securities of any other fund of the Trust; or
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

               Under Massachusetts law, the Trust's shareholders
could,           under certain circumstances, be held personally
liable for the           obligations of the Trust.  However, the
Amended and Restated           Declaration of Trust disclaims
liability of the shareholders,           Trustees or officers of
the Trust for acts or obligations of the           Trust, which
are binding only on the assets and property of the
Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the
Trust           or its Trustees.  The Amended and Restated
Declaration of Trust           provides for indemnification out
of fund property for all loss           and expense of any
shareholder of a Fund held personally liable           for the
obligations of that Fund.  The risk of a shareholder of
the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust
itself           would be unable to meet its obligations and,
thus, should be           considered remote.  No series of the
Trust is liable for the           obligations of any other series
of the Trust.

               The Trust's shares do not have cumulative voting
rights and           accordingly the holders of more than 50% of
the outstanding           shares could elect the entire Board, in
which case the holders of           the remaining shares would
not be able to elect any Trustees.

               To the knowledge of the Trust, as of March 31,
1997, no           shareholder owned beneficially or of record 5%
or more of the           Fund's outstanding Class A, Class B or
Class C shares, except           that: of the outstanding Class A
shares of the Fund, Unibank SA,           Luxembourg c/o Unibank
A/S, 13-15 W 54th Street, New York, NY           10019, owned of
record 1,886,946.030 shares (9.37%), and Charles           G.
Koch, 4111 East 37th Street North, Wichita, KS 67220, owned of record 1,208,834.580 shares (6.00%); and of the outstanding
Class           C shares of the Fund, IBT (custodian) FBO Sharon
J. Floyd, 273 D           Street, Chula Vista, CA 91910-1804,
owned of record 87,297.550           shares (34.88%), IBT
(custodian) FBO Ted M. Leimbach, 5071 Kalmia           Street,
San Diego, CA 92105-5334, owned of record 45,591.410
shares (18.36%), IBT (custodian) FBO Diana Rooney, 2441 S 9th
     Street, El Centro, CA 92243, owned of record 43,188.040
shares           (17.25%), IBT (custodian) FBO Betty J. Carson,
1987 Higgins Lane,












          El Centro, CA 92243, owned of record 28,653.440 shares
(11.44%),           and IBT (custodian) FBO Janet A. Kohen, 4464
Monroe Avenue, San           Diego, CA 92115, owned of record
14,274.350 shares (5.70%).

                                   NET ASSET VALUE

               The share price, or value, for the separate
Classes of           shares of the Fund is called the net asset
value per share.  The           net asset value per share for the
Fund is computed by dividing           the value of the total
assets of the Fund, less all of its           liabilities, by the
total number of shares of the Fund           outstanding.  For
the purposes of determining the aggregate net           assets of
the Fund, cash and receivables will be valued at their
realizable amounts.  Pursuant to a rule of the SEC, the Fund's portfolio securities are valued using the amortized cost
method           of valuation in an effort to maintain a constant
net asset value           of $1.00 per share, which the Trustees
has determined to be in           the best interest of the Fund
and its shareholders. The amortized           cost method
involves valuing a security at cost on the date of
acquisition and thereafter assuming a constant rate of accretion of discount or amortization of premium.  While this
method           provides certainty in valuation, it may result
in periods during           which value, as determined by
amortized cost, is higher or lower           than the price the
Fund would receive if it sold the instrument.            During
such periods, the yield to an investor in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

               Portfolio securities are valued and net asset
value per           share of the Fund is determined as of the
close of regular           trading on the Exchange (normally 4:00
p.m., eastern time) every           Monday through Friday
(exclusive of national business holidays).            The Trust's
offices will be closed, and net asset value will not           be
calculated, on the following national business holidays:  New
     Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.            On those days when either or both of the Fund's
Custodian or the           New York Stock Exchange close early as
a result of such day being           a partial holiday or
otherwise, the Trust reserves the right to           advance the
time on that day by which purchase and redemption requests must be received.

               Fund shares will not be sold during any period
when the           determination of the Fund's net asset value is
suspended pursuant           to rules or orders of the SEC or by
the Board whenever in its           judgment it is in the best
interest of the Fund to do so.

                                     REDEMPTIONS

               Shares of the Fund are redeemed at their net asset
value           next determined after a redemption request in
proper form has           been received by IMSC.  The Fund does
not assess a contingent           deferred sales charge.
However, if shares of another Ivy or












          Mackenzie Fund that are subject to a contingent
deferred sales           charge are exchanged for shares of the
Fund, the contingent           deferred sales charge will carry
over to the investment in the           Fund and may be assessed
upon redemption.

               Unless a shareholder requests that the proceeds of
any           redemption be wired to his or her bank account,
payment for           shares tendered for redemption is made by
check within seven days           after tender in proper form,
except that the Trust reserves the           right to suspend the
right of redemption or to postpone the date           of payment
upon redemption, to the extent permitted by Federal
securities laws, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closing)
or           during which trading on the Exchange is restricted,
(ii) for any           period during which an emergency exists as
determined by the SEC           as a result of which disposal of
securities owned by the Fund is           not reasonably
practicable or it is not reasonably practicable           for the
Fund fairly to determine the value of its net assets, or
(iii) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

               Under unusual circumstances, when the Board deems
it in the           best interest of the Fund's shareholders, the
Fund may pay for           shares repurchased or redeemed, in
whole or in part, in           securities of the Fund taken at
current value.  If any such           redemption in kind is to be
made, the Fund intends to make an           election pursuant to
Rule 18f-1 under the 1940 Act.  This will           require the
Fund to redeem with cash at a shareholder's election           in
any case where the redemption involves less than $250,000 (or
     1% of the Fund's net asset value at the beginning of each
90-day           period during which such redemptions are in
effect, if that           amount is less than $250,000).  If
payment is made in the form of           Fund securities, the
redeeming shareholder may incur brokerage           costs in
converting such securities to cash.

               The Trust may redeem those accounts of
shareholders who have           maintained an investment of less
than $1,000 ($250 for retirement           plans) in the Fund for
a period of more than 12 months.  All           accounts below
that minimum will be redeemed simultaneously when           MIMI
deems it advisable.  The $1,000 balance will be determined
  by actual dollar amounts invested by the shareholder,
unaffected           by market fluctuations.  The Trust will
notify any such           shareholder by certified mail of its
intention to redeem such           account, and the shareholder
shall have 60 days from the date of           such letter to
invest such additional sum as shall raise the           value of
such account above that minimum.  Should the shareholder
fail to forward such sum within 60 days of the date of the
  Trust's letter of notification, the Trust will redeem the
shares           held in such account and transmit the proceeds
thereof to the           shareholder.  However, those
shareholders who are investing           pursuant to the
Automatic Investment Method or Group Systematic
Investment Program will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a
period of           at least six consecutive months, and these
shareholders will be












          given six months' notice by the Trust before such
redemption.            Shareholders in a qualified retirement,
pension or profit sharing           plan who wish to avoid tax
consequences would have to "rollover"           any sum so
redeemed into another qualified plan within 60 days.
The Trustees of the Trust may change the minimum account size.

               If a shareholder has given authorization for
telephonic           redemption privilege, shares can be redeemed
and proceeds sent by           Federal wire to a single
previously designated bank account.             Delivery of the
proceeds of a wire redemption request of $250,000           or
more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions.  The
Trust           reserves the right to change this minimum or to
terminate the           telephonic redemption privilege without
prior notice.  The Trust           cannot be responsible for the
efficiency of the Federal wire           system of the
shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

               The Fund employs reasonable procedures that
require personal           identification prior to acting on
redemption or exchange           instructions communicated by
telephone to confirm that such           instructions are
genuine.  In the absence of such procedures, the           Fund
may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                                       TAXATION

               The following is a general discussion of certain
tax rules           thought to be applicable with respect to the
Fund.  It is merely           a summary and is not an exhaustive
discussion of all possible           situations or of all
potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in the Fund.

               GENERAL.  The Fund intends to be taxed as a
regulated           investment company under Subchapter M of the
Code.  Accordingly,           the Fund must, among other things,
(a) derive in each taxable           year at least 90% of its
gross income from dividends, interest,           payments with
respect to certain securities loans, and gains from           the
sale or other disposition of stock, securities or foreign
 currencies, or other income derived with respect to its business of investing in such stock, securities or currencies;
(b) derive           in each taxable year less than 30% of its
gross income from the           sale or other disposition of
certain assets held less than three           months, namely:
(i) stock or securities; (ii) options, futures,           or
forward contracts (other than those on foreign currencies); or
      (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly
related to           the Fund's principal business of investing
in stock or securities           (or options and futures with
respect to stock or securities) (the           "30% Limitation");
and (c) diversify its holdings so that, at the           end of
each fiscal quarter, (i) at least 50% of the market value












          of the Fund's assets is represented by cash, U.S.
Government           securities, the securities of other
regulated investment           companies and other securities,
with such other securities           limited, in respect of any
one issuer, to an amount not greater           than 5% of the
value of the Fund's total assets and 10% of the
outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in
the           securities of any one issuer (other than U.S.
Government           securities and the securities of other
regulated investment           companies).

               As a regulated investment company, the Fund
generally will           not be subject to U.S. Federal income
tax on its income and gains           that it distributes to
shareholders, if at least 90% of its           investment company
taxable income (which includes, among other           items,
dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all such income.

               Amounts not distributed on a timely basis in
accordance with           a calendar year distribution
requirement are subject to a           nondeductible 4% excise
tax at the Fund level.  To avoid the tax,           the Fund must
distribute during each calendar year (1) at least           98%
of its ordinary income (not taking into account any capital
   gains or losses) for the calendar year, (2) at least 98% of
its           capital gains in excess of its capital losses
(adjusted for           certain ordinary losses) for the calendar
year, and (3) all           ordinary income and capital gains for
previous years that were           not distributed during such
years.  To avoid application of the           excise tax, the
Fund intends to make distributions in accordance           with
the calendar year distribution requirements.  A distribution will be treated as paid on December 31 of the current
calendar           year if it is declared by the Fund in October,
November or           December of the year with a record date in
such a month and paid           by the Fund during January of the
following year.  Such           distributions will be taxable to
shareholders in the calendar           year the distributions are
declared, rather than the calendar           year in which the
distributions are received.

               DEBT SECURITIES ACQUIRED AT A DISCOUNT.  Some of
the debt           securities (with a fixed maturity date of more
than one year from           the date of issuance) that may be
acquired by the Fund may be           treated as debt securities
that are issued originally at a           discount.  Generally,
the amount of the original issue discount           ("OID") is
treated as interest income and is included in income
over the term of the debt security, even though payment of that amount is not received until a later time, usually when
the debt           security matures.

               Some of the debt securities (with a fixed maturity
date of           more than one year from the date of issuance)
that may be           acquired by the Fund in the secondary
market may be treated as           having market discount.
Generally, gain recognized on the           disposition of, and
any partial payment of principal on, a debt












          security having market discount is treated as ordinary
income to           the extent the gain, or principal payment,
does not exceed the           "accrued market discount" on such
debt security.  In addition,           the deduction of any
interest expenses attributable to debt           securities
having market discount may be deferred.  Market
discount generally accrues in equal daily installments.  The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect
the           character and timing of recognition of income.

               Some debt securities (with a fixed maturity date
of one year           or less from the date of issuance) that may
be acquired by the           Fund may be treated as having
acquisition discount, or OID in the           case of certain
types of debt securities.  Generally, the Fund           will be
required to include the acquisition discount, or OID, in
income over the term of the debt security, even though payment of that amount is not received until a later time, usually
when the           debt security matures.  The Fund may make one
or more of the           elections applicable to debt securities
having acquisition           discount, or OID, which could affect
the character and timing of           recognition of income.

               The Fund generally will be required to distribute
dividends           to shareholders representing discount on debt
securities that is           currently includible in income, even
though cash representing           such income may not have been
received by the Fund.  Cash to pay           such dividends may
be obtained from sales proceeds of securities           held by
the Fund.

               DISTRIBUTIONS.  Distributions of investment
company taxable           income are taxable to a U.S.
shareholder as ordinary income,           whether paid in cash or
shares.  Dividends paid by the Fund to a           corporate
shareholder, to the extent such dividends are
attributable to dividends received from U.S. corporations by the
        Fund, may qualify for the dividends received deduction.
However,           the revised alternative minimum tax applicable
to corporations           may reduce the value of the dividends
received deduction.           Distributions of net capital gains
(the excess of net long-term           capital gains over net
short-term capital losses), if any,           designated by the
Fund as capital gain dividends, are taxable as           long-
term capital gains, whether paid in cash or in shares,
regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received
deduction.            Shareholders receiving distributions in the
form of newly issued           shares will have a cost basis in
each share received equal to the           net asset value of a
share of the Fund on the reinvestment date.
Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving
distributions           in the form of newly issued shares will
receive a report as to           the net asset value of the
shares received.

               If the net asset value of shares is reduced below
a           shareholder's cost as a result of a distribution by
the Fund,           such distribution generally will be taxable
even though it












          represents a return of invested capital.  Shareholders
should be           careful to consider the tax implications of
buying shares just           prior to a distribution.  The price
of shares purchased at this           time may reflect the amount
of the forthcoming distribution.            Those purchasing just
prior to a distribution will receive a           distribution
which generally will be taxable to them.

               DISPOSITION OF SHARES.  Upon a redemption, sale or
exchange           of his or her shares, a shareholder generally
will realize a           taxable gain or loss depending upon his
or her basis in the           shares.  Such gain or loss will be
treated as capital gain or           loss if the shares are
capital assets in the shareholder's hands           and generally
will be long-term or short-term, depending upon the
shareholder's holding period for the shares.  Any loss realized on a redemption, sale or exchange will be disallowed to
the           extent the shares disposed of are replaced
(including through           reinvestment of dividends) within a
period of 61 days beginning           30 days before and ending
30 days after the shares are disposed           of.  In such a
case, the basis of the shares acquired will be           adjusted
to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as
a           long-term capital loss to the extent of any
distributions of           capital gain dividends received or
treated as having been           received by the shareholder with
respect to such shares.

               In some cases, shareholders will not be permitted
to take           all or a portion of their sales loads into
account for purposes           of determining the amount of gain
or loss realized on the           disposition of their shares.
This prohibition generally applies           where (1) the
shareholder incurs a sales load in acquiring the           shares
of a Fund, (2) the shares are disposed of before the 91st
 day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise
applicable           sales charge is reduced under a
"reinvestment right" received           upon the initial purchase
of Fund shares.  The term "reinvestment           right" means
any right to acquire shares of one or more regulated
investment companies without the payment of a sales load or with the payment of a reduced sales charge.  Sales charges
affected by           this rule are treated as if they were
incurred with respect to           the shares acquired under the
reinvestment right.  This provision           may be applied to
successive acquisitions of fund shares.

               BACKUP WITHHOLDING.  The Fund will be required to
report to           the Internal Revenue Service (the "IRS") all
taxable           distributions and, in certain circumstances,
gross proceeds from           the redemption of the Fund's
shares, except in the case of           certain exempt
shareholders.  All such distributions and proceeds           will
be subject to withholding of Federal income tax at a rate of
    31% ("backup withholding") in the case of non-exempt
shareholders           if (1) the shareholder fails to furnish
the Fund with and to           certify the shareholder's correct
taxpayer identification number           or social security
number, (2) the IRS notifies the shareholder












          or the Fund that the shareholder has failed to report
properly           certain interest and dividend income to the
IRS and to respond to           notices to that effect, or (3)
when required to do so, the           shareholder fails to
certify that he or she is not subject to           backup
withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

               OTHER INFORMATION.  Distributions may also be
subject to           additional state, local and foreign taxes
depending on each           shareholder's particular situation.
In many states, Fund           distributions which are derived
from interest in certain U.S.           Government obligations
are exemt from taxation.  Non-U.S.           shareholders may be
subject to U.S. tax rules that differ           significantly
from those summarized above.  This discussion does           not
purport to deal with all of the tax consequences applicable
   to the Fund or its shareholders.  Shareholders are advised to consult their own tax advisers with respect to the
particular tax           consequences to them of an investment in
the Fund.

                                 CALCULATION OF YIELD

               The Fund's yield quotations as they may appear in
the           Prospectus, this SAI, advertising or sales
literature are           calculated by standard methods
prescribed by the SEC.

               STANDARDIZED YIELD QUOTATIONS.  The Fund's current
yield           quotation is computed by determining the net
change, exclusive of           capital changes (i.e., realized
gains and losses from the sale of           securities and
unrealized appreciation and depreciation), in the           value
of a hypothetical pre-existing account having a balance of
  one share at the beginning of the base period, subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the difference by the
value of           the account at the beginning of the base
period to obtain the           base period return.  This base
period return is then multiplied           by 365/7 with the
resulting yield figure carried to the nearest           100th of
1%.  The determination of net change in account value
reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the
original           share and any such additional shares, and all
fees, other than           non-recurring account or sales
charges, that are charged to all           shareholder accounts
in the Fund in proportion to the length of           the base
period.  For any account fees that vary with the size of
the account in the Fund, the account fee used for purposes of the yield computation is assumed to be the fee that would be
charged           to the mean account size of the Fund.  The
distribution rate will           differ from the current yield
computation because it may include           distributions to
shareholders from sources other than dividends           and
interest, short-term capital gains and net equalization credits.














               The Fund's current yield for the seven-day period
ended           December 31, 1996 was 4.38%.  IMI currently
reimburses the Fund           to limit ordinary operating
expenses to 0.85% of average net           assets.  Without
reimbursement, the Fund's current yield for this           period
would have been 2.63%.

               OTHER QUOTATIONS, COMPARISONS AND GENERAL
INFORMATION.  The           foregoing computation methods are
prescribed for advertising and           other communications
subject to SEC Rule 482.  Communications not           subject to
this rule may contain a number of different measures           of
performance, computation methods and assumptions, including
   but not limited to:  historical total returns; results of
actual           or hypothetical investments; changes in
dividends, distributions           or share values; or any
graphic illustration of such data.  These           data may
cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

               Performance quotations for the Fund will vary from
time to           time depending on market conditions, the
composition of the           Fund's portfolio and operating
expenses of the Fund.  The           voluntary expense
reimbursement by IMI with respect to the Fund           has the
effect of increasing yields of the Fund.  These factors
and possible differences in the methods used in calculating
   yields should be considered when comparing performance information regarding the Fund to information published for
other           investment companies and other investment
vehicles.  Yields           should also be considered relative to
changes in the value of the           Fund's shares and the risk
associated with the Fund's investment           objective and
policies. At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical yield quotation will continue in the future.

               The Fund may also cite endorsements or use for
comparison           its performance rankings and listings
reported in such newspapers           or business or consumer
publications as, among others:  AAII           Journal, Barron's,
Boston Business Journal, Boston Globe, Boston           Herald,
Business Week, Consumer's Digest, Consumer Guide
Publications, Changing Times, Financial Planning, Financial
   World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's
         Daily, Los Angeles Times, Medical Economics, Miami
Herald, Money           Mutual Fund Forecaster, Mutual Fund
Letter, Mutual Fund Source           Book, Mutual Fund Values,
National Underwriter, Nelson's           Directory of Investment
Managers, New York Times, Newsweek, No           Load Fund
Investor, No Load Fund* X, Oakland Tribune, Pension
World, Pensions and Investment Age, Personal Investor, Rugg and
       Steele, Time, U.S.  News and World Report, USA Today, The
Wall           Street Journal, and Washington Post.

                                 FINANCIAL STATEMENTS

               The Fund's Portfolio of Investments as of December
31, 1996,           the Statement of Assets and Liabilities as of
December 31, 1996,           the Statement of Operations for the
fiscal year ended December












          31, 1996, the Statement of Changes in Net Assets for
the fiscal           years ended December 31, 1995 and 1996,the
Financial Highlights,           Notes to Financial Statements,
and Report of Independent           Accountants are included in
the Fund's December 31, 1996 Annual           Report to
Shareholders, which is incorporated by reference into this SAI.




























































                                      APPENDIX A
               DESCRIPTION OF STANDARD & POOR'S CORPORATION
("S&P") AND             MOODY'S INVESTORS SERVICE, INC.
("MOODY'S") CORPORATE BOND AND               COMMERCIAL PAPER
RATINGS [FN][From "Moody's Bond Record,"           November 1994
Issue  (Moody's Investors Service, New York, 1994),           and
"Standard & Poor's Municipal Ratings Handbook," October 1994
    Issue (McGraw Hill, New York, 1994)].

          MOODY'S:

               (a)  CORPORATE BONDS.  Bonds rated Aaa by Moody's
are judged           by Moody's to be of the best quality,
carrying the smallest           degree of investment risk.
Interest payments are protected by a           large or
exceptionally stable margin and principal is secure.
Bonds rated Aa are judged by Moody's to be of high quality by all standards.  Aa bonds are rated lower than Aaa bonds
because           margins of protection may not be as large as
those of Aaa bonds,           or fluctuations of protective
elements may be of greater           amplitude, or there may be
other elements present which make the           long-term risks
appear somewhat larger than those applicable to           Aaa
securities.  Bonds which are rated A by Moody's possess many favorable investment attributes and are considered as upper medium-grade obligations.  Factors giving security to
principal           and interest are considered adequate, but
elements may be present           which suggest a susceptibility
to impairment sometime in the           future.

               Bonds rated Baa by Moody's are considered medium-
grade           obligations, i.e., they are neither highly
protected nor poorly           secured.  Interest payments and
principal security appear           adequate for the present, but
certain protective elements may be           lacking or may be
characteristically unreliable over any great           length of
time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               (b)  COMMERCIAL PAPER.  The Prime rating is the
highest           commercial paper rating assigned by Moody's.
Among the factors           considered by Moody's in assigning
ratings are the following:            (1) evaluation of the
management of the issuer; (2) economic           evaluation of
the issuer's industry or industries and an           appraisal of
speculative-type risks which may be inherent in           certain
areas; (3) evaluation of the issuer's products in
relation to competition and customer acceptance; (4) liquidity;
       (5) amount and quality of long-term debt; (6) trend of
earnings           over a period of ten years; (7) financial
strength of a parent           company and the relationships
which exist with the issuer; and           (8) recognition by
management of obligations which may be present           or may
arise as a result of public interest questions and
preparations to meet such obligations.  Issuers within this Prime category may be given ratings 1, 2 or 3, depending on
the           relative strengths of these factors.  The
designation of Prime-1           indicates the highest quality
repayment capacity of the rated           issue.












          S&P:

               (a)  CORPORATE BONDS.  An S&P corporate debt
rating is a           current assessment of the creditworthiness
of an obligor with           respect to a specific obligation.
The ratings are based on           current information furnished
by the issuer or obtained by S&P           from other sources it
considers reliable.  The ratings described           below may be
modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               Debt rated AAA by S&P is considered by S&P to be
the highest           grade obligation.  Capacity to pay interest
and repay principal           is extremely strong.  Debt rated AA
is judged by S&P to have a           very strong capacity to pay
interest and repay principal and           differs from the
highest rated issues only in small degree.  Debt           rated
A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               Debt rated BBB by S&P is regarded by S&P as having
an           adequate capacity to pay interest and repay
principal.  Although           such bonds normally exhibit
adequate protection parameters,           adverse economic
conditions or changing circumstances are more           likely to
lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

               (b)  COMMERCIAL PAPER.  An S&P commercial paper
rating is a           current assessment of the likelihood of
timely payment of debt           having an original maturity of
no more than 365 days.

               Commercial paper rated A by S&P has the following characteristics: (i) liquidity ratios are adequate to
meet cash           requirements; (ii) long-term senior debt
rating should be A or           better, although in some cases
BBB credits may be allowed if           other factors outweigh
the BBB; (iii) the issuer should have           access to at
least one additional channel of borrowing; (iv)           basic
earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the
issuer           should have a strong position within its
industry and the           reliability and quality of management
should be unquestioned.            Issues rated A are further
referred to by use of numbers 1, 2 and           3 to denote
relative strength within this highest classification.
For example, the A-1 designation indicates that the degree of safety regarding timely payment of debt is strong.

               Issues rated B are regarded as having only
speculative           capacity for timely payment.  The C rating
is assigned to short-          term debt obligations with a
doubtful capacity for payment.